As filed with the Securities and Exchange Commission on July 20, 1999.

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-14

                                                            ----
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    /_X__/
                                                            ----
         Pre-Effective Amendment No. __                    /____/
                                                            ----
         Post-Effective Amendment No. ___                  /____/

                        (Check appropriate box or boxes)

                             JOHN HANCOCK STRATEGIC SERIES
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

             101 Huntington Avenue, Boston, Massachusetts 02199-7603
--------------------------------------------------------------------------------
                (Address of principal executive office) Zip Code

                                 (617) 375-1702
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

                              Susan S. Newton, Esq.
                           John Hancock Advisers, Inc.
                              101 Huntington Avenue
                                Boston, MA 02199
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Title of Securities Being Registered: shares of beneficial interest of John Hancock Strategic Series.

Approximate Date of Proposed Public Offering: As soon as practicable after the effectiveness of the registration statement.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. This Registration Statement relates to shares previously registered on Form N-1A (File Nos. 33-5186 and 811-4651).

It is proposed that this filing will become effective on August 20, 1999 pursuant to Rule 488 under the Securities Act of 1933.

                             JOHN HANCOCK STRATEGIC SERIES

                              CROSS-REFERENCE SHEET

                           Items Required by Form N-14

PART A
------

Item No.                   Item Caption                                         Prospectus Caption
--------                   ------------                                         ------------------
   1.                      Beginning of Registration                            COVER PAGE OF REGISTRATION
                           Statement and Outside Front                          STATEMENT; FRONT COVER PAGE OF
                           Cover Page of Prospectus                             PROSPECTUS

   2.                      Beginning and Outside Back                           TABLE OF CONTENTS
                           Cover Page of Prospectus

   3.                      Synopsis and Risk Factors                            OVERVIEW; INVESTMENT RISKS

   4.                      Information About the                                INTRODUCTION; OVERVIEW; MAIN
                           Transaction                                          RISKS; INFORMATION CONCERNING THE
                                                                                MEETING; PROPOSAL TO APPROVE THE
                                                                                AGREEMENT AND PLAN OF REORGANIZATION;
                                                                                CAPITALIZATION

   5.                      Information About the                                PROSPECTUS COVER PAGE; INTRODUCTION;
                           Registrant                                           OVERVIEW; ADDITIONAL INFORMATION
                                                                                ABOUT THE FUNDS' BUSINESSES

   6.                      Information About the                                PROSPECTUS COVER PAGE; INTRODUCTION;
                           Company Being Acquired                               OVERVIEW; ADDITIONAL INFORMATION
                                                                                ABOUT THE FUNDS' BUSINESSES

   7.                      Voting Information                                   PROSPECTUS COVER PAGE; NOTICE OF
                                                                                SPECIAL MEETING OF SHAREHOLDERS;
                                                                                SUMMARY; INFORMATION CONCERNING
                                                                                THE MEETING; VOTING RIGHTS AND
                                                                                REQUIRED VOTE

   8.                      Interest of Certain Persons                          EXPERTS
                           and Experts

   9.                      Additional Information                               NOT APPLICABLE
                           Required for Reoffering by
                           Persons Deemed to be
                           Underwriters


PART B
------
                                                                                Caption in Statement of
Item No.                   Item Caption                                         Additional Information
--------                   ------------                                         ----------------------

  10.                      Cover Page                                           COVER PAGE

  11.                      Table of Contents                                    TABLE OF CONTENTS

  12.                      Additional Information                               ADDITIONAL INFORMATION ABOUT
                           About the Registrant                                 STRATEGIC INCOME FUND

  13.                      Additional Information About                         ADDITIONAL INFORMATION ABOUT
                           the Company Being Acquired                           SHORT-TERM STRATEGIC INCOME FUND

  14.                      Financial Statements                                 ADDITIONAL INFORMATION ABOUT STRATEGIC INCOME
                                                                                FUND; ADDITIONAL INFORMATION ABOUT SHORT-TERM
                                                                                STRATEGIC FUND; PRO FORMA COMBINED FINANCIAL
                                                                                STATEMENTS
PART C
------

Item No.               Item Caption
--------               ------------

  15.                      Indemnification                                      INDEMNIFICATION

  16.                      Exhibits                                             EXHIBITS

  17.                      Undertakings                                         UNDERTAKINGS


[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm

                                                                 August 27, 1999

Dear Fellow Shareholder:

I am writing to ask for your vote on an important matter that will affect your investment in John Hancock Short-Term Strategic Income Fund.

You may be aware that in addition to your fund, John Hancock Funds offers a similar multi-sector bond fund called John Hancock Strategic Income Fund. Strategic Income Fund seeks high current income through flexible investments in international fixed-income securities, U.S. government issues and high-yielding corporate bonds.

After careful consideration, your fund's trustees have unanimously agreed that merging your fund into John Hancock Strategic Income Fund will offer you a similar investment objective and strategy with lower operating expenses. This proposed merger is detailed in the enclosed proxy statement and summarized in the questions and answers on the following page. I suggest you read both thoroughly before voting.

Your Vote Makes a Difference!

No matter what the size your investment may be, your vote is critical. I urge you to review the enclosed materials and to complete, sign and return the enclosed proxy ballot to us immediately. Your prompt response will help avoid the need for additional mailings at your fund's expense. For your convenience, we have provided a postage-paid envelope.

If you have any questions or need additional information, please contact your investment professional or call your Customer Service Representative at 1-800-225-5291, Monday through Friday between 8:00 A.M. and 8:00 P.M. Eastern Time. I thank you for your prompt vote on this matter.

                                    Sincerely,


                                    Edward J. Boudreau, Jr.
                                    Chairman and CEO

Q: What are the benefits of merging Short-Term Strategic Income Fund into Strategic Income Fund?

A: Strategic Income Fund is more widely recognized in the mutual fund marketplace than your fund, which has made it harder for your Fund to raise assets and reduce expenses. Your trustees firmly believe this merger will allow you to continue investing for a high level of current income at a lower expense.

Strategic Income Fund's asset base after the merger is projected to be $1,244 million. This is significantly larger than Short-Term Strategic Income Fund's pre-merger asset base of $61 million and should allow for lower operating expenses than your fund. Following the merger, annual expense ratios are projected to be 0.89% for Class A shareholders, down from 1.33%, and 1.59% for Class B and Class C shareholders, down from 2.03%. Expected lower expenses should help keep more of your money invested, which often helps bolster an investment's total return over time.

Q: How does Strategic Income Fund's strategy compare with that of Short-Term Strategic Income Fund?

A: Both funds seek a high level of current income through investments in foreign government and corporate debt securities from developed and emerging markets, U.S. government and agency securities and U.S. corporate debt securities. Unlike the Short-Term Strategic Income Fund, the Strategic Income Fund has a wider investment scope which allows the fund to invest in the corporate high-yield sector and junk bonds rated as low as CC/Ca and their unrated equivalents. These bonds entail some credit risk, which the Strategic Income Fund minimizes by applying sound credit research and a relatively conservative investment approach. This strategy also allows the Strategic Income Fund to seek higher current income than your fund.

Short-Term Strategic Income Fund maintains an average portfolio quality rating of A, which is an investment-grade rating, and an average portfolio maturity of three years or less. While the Strategic Income Fund generally intends to keep its average credit quality in the investment-grade range, there is no limit on the fund's average maturity. Over the past three years, the Strategic Income Fund has maintained an average maturity between 8 to 12 years. While these are less conservative policies, management believes they offer greater diversification and therefore can potentially minimize investment risk.

Q: Who manages the Strategic Income Fund?

A: Both funds are managed by the same team of portfolio managers, led by Frederick L. Cavanaugh, Jr. A senior vice president, Mr. Cavanaugh has more than 25 years of investment experience and has managed Strategic Income Fund since its inception on August 18, 1986. His expertise includes the high-yield bond market and international economies.

Q: How has Strategic Income Fund performed?

A: Although past performance does not necessarily guarantee future results, Strategic Income Fund has been a steady performer over the years. The fund's Class A shares have posted average annual total returns of -1.86% over the past year, 8.89% over the past five years and 7.80% over the past ten years at public offering price as of May 31, 1999. The fund's Class B shares have posted average annual total returns of -2.70% over the past year, 8.87% over the past five years and 7.88% since inception on October 4, 1993. The fund's Class C shares have posted an average annual total return of 1.09% over the past year and 2.07% since inception on May 1, 1998.* This performance has earned Strategic Income Fund a (4-star) rating as of May 31, 1999.** To review Strategic Income Fund in more detail, please refer to the John Hancock Income Funds prospectus and Strategic Income Fund's most recent annual report, all of which are enclosed.

Q: How do I vote?

A: Most shareholders typically vote by completing, signing and returning the enclosed proxy card using the postage-paid envelope provided. If you prefer to vote in person, you are cordially invited to attend a meeting of shareholders of your fund, which will be held at 9:00 A.M. on October 13, 1999 at our 101 Huntington Avenue headquarters in Boston, Massachusetts. If you vote now, you will help avoid further solicitations at your fund's expense.

Q: How will the merger happen?

A: If the merger is approved, your Short-Term Strategic Income Fund shares will be converted to Strategic Income Fund shares, using the funds' net asset value share prices, excluding sales charges, as of the close of trading on October 22, 1999. This conversion will not affect the total dollar value of your investment.

Q: Will the merger have tax consequences?

Although taxable dividends and capital gains will be paid prior to the merger, the merger itself is a non-taxable event and does not need to be reported on your 1999 tax return.

* Performance figures assume that distributions are reinvested and reflect a maximum sales charge on Class A shares of 4.5% and the applicable contingent deferred sales charge (CDSC) on Class B shares and Class C shares. The CDSC on Class B shares declines annually between years 1-6 according to the following schedule: 5,4,3,3,2,1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of any mutual fund investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

**Morningstar proprietary ratings reflect historical risk-adjusted performance as of 5/31/99. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the funds' three-, five- and ten-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. Strategic Income Fund Class B received three and five stars for the three- and five-year periods, respectively. Strategic Income Fund Class A received three stars, five stars and two stars for the three-, five- and ten-year periods, respectively. The top 10% of the funds in an investment class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. The fund was rated among 1,536, 1,085 and 369 taxable bond funds for the three-, five- and ten-year periods, respectively.

                  JOHN HANCOCK SHORT-TERM STRATEGIC INCOME FUND
                 (a series of John Hancock Investment Trust III)
                              101 Huntington Avenue
                                Boston, MA 02199

                        NOTICE OF MEETING OF SHAREHOLDERS
                         SCHEDULED FOR OCTOBER 13, 1999

This is the formal agenda for your fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of John Hancock Short-Term Strategic Income Fund:

A shareholder meeting for your fund will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, October 13, 1999 at 9:00 a.m., Eastern Time, to consider the following:

1. A proposal to approve an Agreement and Plan of Reorganization between your fund and John Hancock Strategic Income Fund. Under this Agreement, your fund would transfer all of its assets to Strategic Income Fund in exchange for shares of Strategic Income Fund. These shares would be distributed proportionately to you and the other shareholders of your fund. Strategic Income Fund would also assume your fund's liabilities. Your board of trustees recommends that you vote FOR this proposal.

2.    Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on August 11, 1999 are entitled to vote at the meeting and any related follow-up meetings.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card. If shareholders do not return their proxies in sufficient numbers, your fund will incur the cost of extra solicitations, which is indirectly borne by you and the other shareholders.

                                      By order of the board of trustees,
                                      Susan S. Newton
                                      Secretary

August 27, 1999
020PX 8/99

                               PROXY STATEMENT OF
                 JOHN HANCOCK SHORT-TERM STRATEGIC INCOME FUND
                (a series of John Hancock Investment Trust III)

                                 PROSPECTUS FOR
                     CLASS A, CLASS B AND CLASS C SHARES OF
                       JOHN HANCOCK STRATEGIC INCOME FUND
                  (a series of John Hancock Strategic Series)

This proxy statement and prospectus contains the information you should know before voting on the proposed reorganization of your fund into John Hancock Strategic Income Fund. Please read it carefully and retain it for future reference.

How the Reorganization Will Work

      o Your fund will transfer all of its assets to Strategic Income Fund. Strategic Income Fund will assume your fund's liabilities.

      o Strategic Income Fund will issue Class A shares to your fund in an amount equal to the value of your fund's Class A shares. These shares will be distributed to your fund's Class A shareholders in proportion to their holdings on the reorganization date.

      o Strategic Income Fund will issue Class B shares to your fund in an amount equal to the value of your fund's Class B shares. These shares will be distributed to your fund's Class B shareholders in proportion to their holdings on the reorganization date.

      o Strategic Income Fund will issue Class C shares to your fund in an amount equal to the value of your fund's Class C shares. These shares will be distributed to your fund's Class C shareholders in proportion to their holdings on the reorganization date.

      o     The reorganization will be tax-free.

      o Your fund will be liquidated and you will become a shareholder of Strategic Income Fund.

Shares of Strategic Income Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Shares of Strategic Income Fund have not been approved or disapproved by the Securities and Exchange Commission. The Securities and Exchange Commission has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Why Your Fund's Trustees are Recommending the Reorganization

The trustees of your fund believe that reorganizing your fund into a larger fund with similar investment policies will enable the shareholders of your fund to benefit from increased diversification, the ability to achieve better net prices on securities trades and economies of scale that could contribute to a lower expense ratio. Therefore, the trustees recommend that your fund's shareholders vote FOR the reorganization.

--------------------------------------------------------------------------------
Where to Get More Information
--------------------------------------------------------------------------------
Prospectus of Strategic Income Fund       In the same envelope as this proxy
dated April 1, 1999.                      statement and prospectus.
                                          Incorporated by reference into this
                                          proxy statement and prospectus.
-----------------------------------------
Strategic Income Fund's annual report to
shareholders.
--------------------------------------------------------------------------------
Your fund's annual and semi-annual        On file with the Securities and
reports to shareholders.                  Exchange Commission ("SEC") and
                                          available at no charge by calling
                                          1-800-225-5291. Incorporated by
                                          reference into this proxy statement
                                          and prospectus.
-----------------------------------------
A statement of additional information
dated August 27, 1999. It contains
additional information about your fund
and Strategic Income Fund.
--------------------------------------------------------------------------------
To ask questions about this proxy         Call our toll-free telephone
statement and prospectus.                 number: 1-800-225-5291
--------------------------------------------------------------------------------

      The date of this proxy statement and prospectus is August 27, 1999.

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----

INTRODUCTION                                                               4
SUMMARY                                                                    4
INVESTMENT RISKS                                                           17
PROPOSAL TO APPROVE THE AGREEMENT
 AND PLAN OF REORGANIZATION                                                19
CAPITALIZATION                                                             26
ADDITIONAL INFORMATION ABOUT
 THE FUNDS' BUSINESSES                                                     27
BOARDS' EVALUATION AND RECOMMENDATION                                      28
VOTING RIGHTS AND REQUIRED VOTE                                            28
INFORMATION CONCERNING THE MEETING                                         29
OWNERSHIP OF SHARES OF THE FUNDS                                           31
EXPERTS                                                                    31
AVAILABLE INFORMATION                                                      32

                                    EXHIBITS

A - Agreement and Plan of Reorganization between John Hancock Short-Term Strategic Income Fund and John Hancock Strategic Income Fund (attached to this proxy statement).

                                  INTRODUCTION

This proxy statement and prospectus is being used by your fund's board of trustees to solicit proxies to be voted at a special meeting of your fund's shareholders. This meeting will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, October 13, 1999 at 9:00 a.m., Eastern Time. The purpose of the meeting is to consider a proposal to approve an Agreement and Plan of Reorganization providing for the reorganization of your fund into John Hancock Strategic Income Fund. This proxy statement and prospectus is being mailed to your fund's shareholders on or about August 27, 1999.

Who is Eligible to Vote?

Shareholders of record on August 11, 1999 are entitled to attend and vote at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

                                    SUMMARY

The following is a summary of more complete information appearing later in this proxy statement. You should read the entire proxy statement, Exhibit A and the enclosed documents carefully, because they contain details that are not in the summary.

Comparison of Short-Term Strategic Income Fund to Strategic Income Fund

-------------------------------------------------------------------------------------------------
                            Short-Term Strategic                    Strategic Income
                                  Income
-------------------------------------------------------------------------------------------------
Business:              A diversified series of John         A diversified series of John
                       Hancock Investment Trust III. The    Hancock Strategic Series.  The
                       trust is an open-end investment      trust is an open-end investment
                       company organized as a               company organized as a
                       Massachusetts business trust.        Massachusetts business trust.
-------------------------------------------------------------------------------------------------
Net assets as of May   $61 million.                         $1,183 million.
31, 1999:
-------------------------------------------------------------------------------------------------
Investment adviser     John Hancock Advisers, Inc.          John Hancock Advisers, Inc.
and portfolio
managers:              Fredrick L. Cavanaugh, Jr.           Fredrick L. Cavanaugh, Jr.
                       -Senior vice pres. of adviser        -Senior vice pres. of adviser
                       -Joined team in 1998                 -Joined team in 1986
                       -Joined adviser in 1986              -Joined adviser in 1986
                       -Began career in 1975                -Began career in 1975

                       Arthur N. Calavritinos, CFA          Arthur N. Calavritinos, CFA
                       -Vice pres. of adviser               -Vice pres. of adviser
                       -Joined team in 1998                 -Joined team in 1995
                       -Joined adviser in 1988              -Joined adviser in 1988
                       -Began career in 1986                -Began career in 1986
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                            Short-Term Strategic                    Strategic Income
                                Income Fund                               Fund
-------------------------------------------------------------------------------------------------
Investment objective/  The fund seeks a high level of       The fund seeks a high level of
primary investments:   current income.  This objective      current income. This objective
                       cannot be changed without            cannot be changed without
                       shareholder approval.                shareholder approval.

                       The fund invests primarily in:       The fund invests primarily in:
                       o     foreign government and         o     foreign government and
                             corporate debt securities            corporate debt securities
                             from developed and emerging          from developed and emerging
                             markets;                             markets;
                       o     U.S. government and agency     o     U.S. government and agency
                             securities;                          securities;
                       o     U.S. corporate debt            o     U.S. junk bonds.
                             securities.

                       Under normal circumstances, the      Under normal
                       fund invests in all three of these   circumstances, the fund invests in
                       sectors, but may invest up to 100%   all three of these sectors, but may
                       of assets in any one sector.         invest up to 100% of assets in any
                                                            one sector.
-------------------------------------------------------------------------------------------------
Foreign debt           Each fund may invest in foreign debt securities without any percentage
securities:            limit.
-------------------------------------------------------------------------------------------------
Junk bonds:            The fund may invest up to 67% of     The fund may invest without limit
                       assets in junk bonds rated as low    in junk bonds rated as low as CC/Ca
                       as B and their unrated               and their unrated equivalents
                       equivalents.
-------------------------------------------------------------------------------------------------
Average portfolio      The fund maintains an average        The fund generally intends to keep
quality rating:        portfolio quality rating of A,       its average credit quality in the
                       which is an investment-grade         investment-grade range.
                       rating.
-------------------------------------------------------------------------------------------------
Average portfolio      The fund maintains an average        There is no limit on the fund's
maturity:              portfolio maturity of three years    average maturity.
                       or less.
-------------------------------------------------------------------------------------------------
Equity securities:     The fund typically does not invest   The fund may invest up to 10% of
                       in equity securities.                net assets in U.S. or foreign
                                                            equity securities.
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                            Short-Term Strategic                    Strategic Income
                                Income Fund                               Fund
-------------------------------------------------------------------------------------------------
Diversification:       The fund became diversified in       The fund is diversified and cannot
                       April, 1999.                         invest more than 5% of total assets
                                                            in securities of a single issuer,
                                                            except that the fund may invest
                                                            up to 25% of assets in securities
                                                            of a single foreign government.
-------------------------------------------------------------------------------------------------
Pay-in-kind, delayed   Each fund may invest in pay-in-kind, delayed and zero coupon debt
and zero coupon debt   securities.
securities:
-------------------------------------------------------------------------------------------------
Illiquid securities:   Each fund may invest up to 15% of net assets in illiquid
                       securities.
-------------------------------------------------------------------------------------------------
Structured             Each fund may invest without limit in structured securities, which
securities:            include indexed and/or leveraged mortgage-backed and other debt securities.
-------------------------------------------------------------------------------------------------
Mortgage-              Each fund may invest without limit in mortgage-backed and
backed and             asset-backed securities.
asset-backed
securities:
-------------------------------------------------------------------------------------------------
Currency               Each fund may enter into currency contracts
contracts:             for hedging or speculative purposes.
-------------------------------------------------------------------------------------------------
Financial futures      Each fund may invest without limit in financial futures, options on
and related options;   futures and options on securities and indices.
options on
securities and
indices:
-------------------------------------------------------------------------------------------------
When-issued and        Both funds may purchase when-issued securities and purchase or
forward commitment     sell securities in forward commitment transactions.
transactions:
-------------------------------------------------------------------------------------------------
Short-term trading:    Neither fund is subject to any limitations on short-term
                       trading.
-------------------------------------------------------------------------------------------------
Repurchase             Both funds may invest without limitation in repurchase agreements.
agreements:
-------------------------------------------------------------------------------------------------
Securities lending:    The fund may lend portfolio          The fund may lend portfolio
                       securities up to 30% of total        securities up to 33 1/3% of total
                       assets.                              assets.
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                   Short-Term Strategic                    Strategic Income
                                       Income Fund                               Fund
--------------------------------------------------------------------------------------------------------
Borrowing and reverse       The fund will not borrow money or       The fund may borrow money in an
repurchase agreements:      enter into reverse repurchase           amount that does not exceed 33% of
                            agreements except from banks            its total assets.
                            temporarily for extraordinary or
                            emergency purposes (not for
                            leveraging or investment) and then in
                            an aggregate amount not in excess of
                            10% of the value of the fund's total
                            assets at the time of such borrowing.
                            The fund will not purchase securities
                            for investment while borrowings
                            equaling 5% or more of the Fund's
                            total assets are outstanding.
--------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
CLASSES OF SHARES
---------------------------------------------------------------------------------------------------------------
                                   Short-Term Strategic                    Strategic Income
                                       Income Fund                               Fund
---------------------------------------------------------------------------------------------------------------
Class A sales charges and   Class A shares are offered with front-end   Class A shares are offered with
12b-1 fees:                 sales charges ranging from 2% to 3% of      front-end sales charges ranging from
                            the fund's offering price, depending on     2% to 4.5% of the fund's offering
                            the amount invested.  Class A shares are    price, depending on the amount
                            subject to a 12b-1 distribution fee equal   invested.  Class A shares are subject
                            to 0.30% annually of average net assets     to a 12b-1 distribution fee equal to
                                                                        0.30% annually of average net assets.
---------------------------------------------------------------------------------------------------------------
                            The Class A shares of both funds have the following characteristics in common:
                            o     There is no front-end sales charge for investments of $1 million or more, but there is a contingent deferred sales charge ranging from 0.25% to 1.00%
                                  on shares sold within one year of purchase.
                            o     Investors can combine multiple purchases of Class A shares to take advantage of breakpoints in the sales charge schedule.
                            o     Sales charges are waived for the categories of investors listed in the funds' prospectuses.
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
CLASSES OF SHARES
---------------------------------------------------------------------------------------------------------------
                                   Short-Term Strategic                    Strategic Income
                                       Income Fund                               Fund
---------------------------------------------------------------------------------------------------------------
Class B sales charges and   Class B shares are offered without a        Class B shares are offered without a
12b-1 fees:                 front-end sales charge, but are subject     front-end sales charge, but are
                            to a contingent deferred sales charge       subject to a contingent deferred
                            (CDSC) if sold within four years after      sales charge (CDSC) if sold within
                            purchase.  The CDSC ranges from 1.00% to    six years after purchase.  The CDSC
                            3.00% depending on how long the shares      ranges from 1.00% to 5.00% depending
                            are held.  No CDSC is imposed on shares     on how long the shares are held.  No
                            held more than four years.                  CDSC is imposed on shares held more
                                                                        than six years.
                            Class B shares are subject to 12b-1
                            distribution and service fees equal to      Class B shares are subject to 12b-1
                            1.00% annually of average net assets.       distribution and service fees equal
                                                                        to 1.00% annually of average net
                            CDSCs are waived for the categories of      assets.
                            investors listed in the funds' prospectus.
                                                                        CDSCs are waived for the categories
                            Class B shares automatically convert to     of investors listed in the funds'
                            Class A shares after five years.            prospectus.

                                                                        Class B shares automatically convert
                                                                        to Class A shares after eight years.
---------------------------------------------------------------------------------------------------------------
Class C sales               The Class C shares of both funds have the same characteristics and fee
charges and 12b-1           structure.
fees:                       o     Class C shares are offered without a front-end sales charge, but are subject to a contingent deferred sales charge of 1.00% on shares sold within one year of purchase.
                            o     Class C shares are subject to 12b-1 distribution and service fees equal to 1.00% annually of average net assets.
                            o     No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of the investment.
---------------------------------------------------------------------------------------------------------------
12b-1 fees:                 o     These fees are paid out of a fund's assets on an on-going basis. Over time these fees will increase the cost of investments and may cost more than other types of sales charges.
---------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
BUYING, SELLING AND EXCHANGING SHARES
-----------------------------------------------------------------------------------------------
              Both Short-Term Strategic Income Fund and Strategic Income Funds
-----------------------------------------------------------------------------------------------
Buying shares:         Investors may buy shares at their public offering price through a financial representative or the funds' transfer agent, John Hancock
                       Signature Services, Inc.  After June 11, 1999, investors will not be allowed to open new accounts in Short-Term Strategic Income Fund but can add to existing accounts.
-----------------------------------------------------------------------------------------------
Minimum initial        $1,000 for non-retirement accounts and $250 for retirement accounts
investment:            and group investments.
-----------------------------------------------------------------------------------------------
Exchanging shares:     Shareholders may exchange their shares at net asset value with no sales charge for shares of the same class of any other John Hancock fund.
-----------------------------------------------------------------------------------------------
Selling shares:        Shareholders may sell their shares by submitting a proper written or telephone request to John Hancock Signature Services, Inc.
-----------------------------------------------------------------------------------------------
Net asset value:       All purchases, exchanges and sales are made at a price based on the next determined net asset value per share (NAV) of the fund. Both funds' NAVs are determined at the close of regular trading on the New
                       York Stock Exchange, which is normally 4:00 p.m. Eastern Time.
-----------------------------------------------------------------------------------------------

The Funds' Expenses

Shareholders of both funds pay various expenses, either directly or indirectly. The first two expense tables appearing below show the expenses for the twelve-month period ended May 31, 1999, adjusted to reflect any changes. Future expenses may be greater or less. The examples contained in each expense table show what you would pay if you invested $10,000 over the various time periods indicated. Each example assumes that you reinvested all dividends and that the average annual return was 5%. The examples are for comparison purposes only and are not a representation of either fund's actual expenses or returns, either past or future.

Short-Term Strategic Income Fund
 Shareholder transaction expenses                 Class A     Class B    Class C
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)              3.00%       none       none
 Maximum sales charge imposed on
 reinvested dividends                             none        none       none
 Maximum deferred sales charge                    none(1)     3.00%      1.00%
 Redemption fee(2)                                none        none       none
 Exchange fee                                     none        none       none

 Annual fund operating expenses
 (as a % of average net assets)                   Class A     Class B    Class C
 Management fee                                   0.65%       0.65%      0.65%
 12b-1 fee                                        0.30%       1.00%      1.00%
 Other expenses                                   0.38%       0.38%      0.38%
                                                  ----        ----       ----
 Total fund operating expenses                    1.33%       2.03%      2.03%

Example
 Share class                          Year 1     Year 3      Year 5      Year 10
 Class A shares                         $431       $709      $1,007       $1,853
 Class B shares
 Assuming redemption
 at end of period                       $506       $837      $1,093       $1,937
 Assuming no redemption                 $206       $637      $1,093       $1,937
 Class C shares
 Assuming redemption
 at end of period                       $306       $637      $1,093       $2,358
 Assuming no redemption                 $206       $637      $1,093       $2,358

(1)   Except for investments of $1 million or more.
(2)   Does not include wire redemption fee (currently $4.00).

Strategic Income Fund
Shareholder transaction expenses                Class A      Class B     Class C
Maximum sales charge imposed on purchases
(as a percentage of offering price)             4.50%        none        none
Maximum sales charge imposed on
Reinvested dividends                            none         none        none
Maximum deferred sale charge                    none(1)      5.00%       1.00%
Redemption fee (2)                              none         none        none
Exchange fee                                    none         none        none

Annual fund operating expenses
(as a % of average net assets)                  Class A      Class B     Class C
Management fee                                  0.38%        0.38%       0.38%
12b-1 fee                                       0.30%        1.00%       1.00%
Other expenses                                  0.21%        0.21%       0.21%
                                                ----         ----        ----
Total fund operating expenses                   0.89%        1.59%       1.59%

Example
 Share class                          Year 1     Year 3      Year 5      Year 10
 Class A shares                         $537       $721        $921       $1,497
 Class B shares
 Assuming redemption
 at end of period                       $662       $802      $1,066       $1,702
 Assuming no redemption                 $162       $502        $866       $1,702
 Class C Shares
 Assuming redemption at
 end of period                          $262       $502        $866       $1,889
 Assuming no redemption                 $162       $502        $866       $1,889

(1)   Except for investments of $1 million or more.
(2)   Does not include wire redemption fee (currently $4.00).

Pro Forma Expense Table

The following expense table shows the pro forma expenses of Strategic Income Fund assuming that a reorganization with your fund occurred May 31, 1998. The expenses shown in the table are based on fees and expenses incurred during the twelve months ended May 31, 1999, adjusted to reflect any changes. Strategic Income Fund's actual expenses after the reorganization may be greater or less than those shown. The example contained in the pro forma expense table shows what you would pay on a $10,000 investment if the reorganization had occurred on May 31, 1998. The example assumes that you reinvested all dividends and that the average annual return was 5%. The pro forma example is for comparison purposes only and is not a representation of Strategic Income Fund's actual expenses or returns, either past or future.

Strategic Income Fund (PRO FORMA)
(Assuming reorganization with Short-Term Strategic Income Fund)

Shareholder transaction expenses                 Class A     Class B     Class C
Maximum sales charge imposed on purchases
(as a percentage of offering price)              4.50%       none        none
Maximum sales charge imposed on
Reinvested dividends                             none        none        none
Maximum deferred sale charge                     none(1)     5.00%(2)    1.00%
Redemption fee (3)                               none        none        none
Exchange fee                                     none        none        none

Annual fund operating expenses
(as a % of average net assets)                   Class A     Class B     Class C
Management fee                                   0.37%       0.37%       0.37%
12b-1 fee                                        0.30%       1.00%       1.00%
Other expenses                                   0.22%       0.22%       0.22%
                                                 ----        ----        ----
Total fund operating expenses                    0.89%       1.59%       1.59%

Pro Forma Example
 Share class                          Year 1     Year 3      Year 5      Year 10
 Class A shares                         $537       $721        $921       $1,497
 Class B shares
 Assuming redemption
 at end of period                       $662       $802      $1,066       $1,702
 Assuming no redemption                 $162       $502        $866       $1,702
 Class C Shares
 Assuming redemption
 At end of period                       $262       $502        $866       $1,889
 Assuming no redemption                 $162       $502        $866       $1,889

(1)   Except for investments of $1 million or more.
(2) Class B Strategic Income Fund shares received by Class B Short-Term Strategic Income Fund shareholders in the reorganization will retain their lower maximum sales charge and shorter conversion period. Strategic Income Fund Class B shares purchased after the reorganization will be subject to Strategic Income Fund's maximum deferred sales change of 5.00% and its longer conversion period (eight years) and longer contingent deferred sales charge period (six years).
(3)   Does not include wire redemption fee (currently $4.00).

The Reorganization

      o The reorganization is scheduled to occur at 5:00 p.m., Eastern Time, on October 22, 1999, but may occur on any later date before April 30, 2000. Your fund will transfer all of its assets to Strategic Income Fund. Strategic Income Fund will assume your fund's liabilities. The net asset value of both funds will be computed as of 5:00 p.m., Eastern Time, on the reorganization date.

      o Strategic Income Fund will issue to your fund Class A shares in an amount equal to the aggregate net asset value of your fund's Class A shares. These shares will immediately be distributed to your fund's Class A shareholders in proportion to their holdings on the reorganization date. As a result, Class A shareholders of your fund will end up as Class A shareholders of Strategic Income Fund.

      o Strategic Income Fund will issue to your fund Class B shares in an amount equal to the aggregate net asset value of your fund's Class B shares. These shares will immediately be distributed to your fund's Class B shareholders in proportion to their holdings on the reorganization date. As a result, Class B shareholders of your fund will end up as Class B shareholders of Strategic Income Fund.

      o Strategic Income Fund will issue to your fund Class C shares in an amount equal to the aggregate net asset value of your fund's Class C shares. These shares will immediately be distributed to your fund's Class C shareholders in proportion to their holdings on the reorganization date. As a result, Class C shareholders of your fund will end up as Class C shareholders of Strategic Income Fund.

      o     After the reorganization is over, your fund will be terminated.

      o The reorganization will be tax-free and will not take place unless both funds receive a satisfactory opinion concerning the tax consequences of the reorganization from Hale and Dorr LLP, counsel to the funds.

The following diagram shows how the reorganization would be carried out.

        [The following information was represented as a flow chart in the printed materials.]

-------------------------                           ---------------------------
  Short-Term Strategic      Short-Term Strategic       Strategic Income Fund
  Income Fund transfers          Income Fund             receives assets &
 assets & liabilities to         assets and           assumes liabilities of
  Strategic Income Fund          liabilities           Short-Term Strategic
-------------------------                                   Income Fund
                                                    ---------------------------

-------------  ---------------                 ---------------   ---------------
  Class A        Class B & C                     Issues Class     Issues Class
shareholders    shareholders                        B & C           A Shares
                                                    Shares
-------------  ---------------                 ---------------   ---------------

                    Your fund receives Strategic Income Fund
                     Class A, B & C shares and distributes
                 them to your fund's Class A, B & C shareholders

Other Consequences of the Reorganization. Each fund pays monthly advisory fees equal to the following annual percentage of its average daily net assets:

-------------------------------------------------------------
Fund Asset Breakpoints                        Short-Term
                                           Strategic Income
-------------------------------------------------------------
First $500,000,000                              0.65%
-------------------------------------------------------------
Amount over $500,000,000                        0.60%
-------------------------------------------------------------

-----------------------------------------------------------
                                             Strategic
     Fund Asset Breakpoints                    Income
-----------------------------------------------------------
First $100,000,000                             0.60%
-----------------------------------------------------------
Next  $150,000,000                             0.45%
-----------------------------------------------------------
Next  $250,000,000                             0.40%
-----------------------------------------------------------
Next  $150,000,000                             0.35%
-----------------------------------------------------------
Amount over $650,000,000                       0.30%
-----------------------------------------------------------

Strategic Income Fund's management fee rate of 0.38% and its pro forma management fee rate of 0.37% are substantially lower than your fund's management fee rate of 0.65%. Strategic Income Fund's other expenses of 0.21% and its pro forma other expenses of 0.22% are also substantially lower than your fund's other expenses of 0.38%. Both funds have the same 12b-1 fees for Class A shares (0.30%) and the same 12b-1 fees for Class B and Class C shares (1.00%) although your fund's Class B distribution payment last year was 0.96%. Strategic Income Fund's current annual Class A expense ratio (equal to 0.89% of average net assets) and its pro forma Class A expense ratio (equal to 0.89% of average net assets) are substantially lower than your fund's current Class A expense ratio (equal to 1.33% of average net assets). Strategic Income Fund's current annual Class B and Class C expense ratio (equal to 1.59% of average net assets) and its pro forma Class B and Class C expense ratio (equal to 1.59% of average net assets) are also substantially lower than your fund's current Class B and Class C expense ratio (equal to 2.03% of average net assets).

                                INVESTMENT RISKS

The funds are exposed to various risks that could cause shareholders to lose money on their investments in the funds. The following table compares the risks affecting each fund.

-----------------------------------------------------------------------------------------------------
                             Short-Term Strategic Income Fund        Strategic Income Fund
-----------------------------------------------------------------------------------------------------
Risks of debt securities    The value of the funds' portfolios will change in response to movements of the bond market.  As with any fund that invests primarily in debt securities, a rise in interest rates typically causes the value of debt securities and hence the value of the fund to fall.  A fall in interest rates typically causes the value of debt securities to rise.  Debt securities held by the funds are also subject to the risk that the issuer of a security will have its credit rating downgraded, will default or will otherwise fail to meet its obligations.
-----------------------------------------------------------------------------------------------------
Risks of below investment   The value of below investment grade debt securities, also called junk
grade debt securities       bonds, fluctuates more than that of higher rated debt securities, and there is a greater risk of loss of principal and income.  Lower ratings reflect a greater possibility of an adverse change in the financial condition of the issuer.  The market price and liquidity of below investment grade securities generally respond more to short-term developments affecting the issuer of these securities than the market price and liquidity of higher rated securities because economic conditions are perceived to have a closer relationship to the ability of a lower rated issuer to meet its obligations.
                            -------------------------------------------------------------------------
                            Your fund may invest up to 67% of   Strategic Income Fund may invest
                            its assets in these securities.     without limit in these securities.
                            To the extent that the fund         To the extent that the fund invests
                            invests in these securities, it     in these securities, it is exposed
                            is exposed to these risks.          to these risks.
-----------------------------------------------------------------------------------------------------
Risks of equity securities  The market value of equity securities may move up and down, sometimes rapidly and unpredictably.  These fluctuations may cause the stock to be worth less than the price originally paid for it, or less than it was worth at an earlier time.
                            -------------------------------------------------------------------------
                            Your fund typically does not        Strategic Income Fund may invest up
                            invest in equity securities.        to 10% of its assets in equity
                                                                securities. To the extent that the
                                                                fund invests in these securities,
                                                                it is exposed to these risks.
-----------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Diversification risks      Both funds are diversified and are not subject to the risk of non-diversification.
-------------------------------------------------------------------------------------------------------------
Foreign Securities         The funds' investments in foreign securities are subject to the risks of adverse
and currency risks         foreign government actions, political instability or a lack of adequate and accurate information.  Also, currency exchange rate movements could reduce gains or create losses.  The risks of international investing are higher in emerging markets such as those of Latin America and Southeast Asia.
-------------------------------------------------------------------------------------------------------------
Risks of restricted and    The funds' investments in restricted and illiquid securities may be difficult or
illiquid securities        impossible to sell at a desirable time or a fair price.  Restricted and illiquid securities also present a greater risk of inaccurate valuation.
-------------------------------------------------------------------------------------------------------------
Risks of                   These instruments are subject to the risk that the issuer will default or
asset-backed and           otherwise fail to meet its obligations.  In addition, mortgage-backed
mortgage-backed            securities are subject to the risk that the life of the security will be
securities                 extended beyond its expected repayment time.  This typically occurs during periods of rising interest rates and often reduces the security's value.
                           During periods of falling interest rates, unanticipated prepayments may occur which also reduces the security's value.
-------------------------------------------------------------------------------------------------------------
Risks of derivative        Most of these derivative instruments involve leverage, which increases market
instruments, including     risks.  Leverage magnifies gains and losses on derivatives relative to changes
financial futures,         in the value of underlying assets.  If a derivative is used for hedging
options on futures,        purposes, changes in the value of the derivative may not match those of the
securities and index       hedged asset. Over- the- counter derivatives may be illiquid or hard to value
options and structured     accurately.  In addition, the other party may default on its obligations.  If
securities                 markets for underlying assets do not move in the right direction, a fund's performance may be worse than if it had not used derivatives.
-------------------------------------------------------------------------------------------------------------

                       PROPOSAL TO APPROVE THE AGREEMENT
                           AND PLAN OF REORGANIZATION

Description of Reorganization

You are being asked to approve an Agreement and Plan of Reorganization, a copy of which is attached as Exhibit A. The Agreement provides for a reorganization on the following terms:

      o The reorganization is scheduled to occur at 5:00 p.m., Eastern time, on October 22, 1999, but may occur on any later date before April 30, 2000. Your fund will transfer all of its assets to Strategic Income Fund and Strategic Income Fund will assume all of your fund's liabilities. This will result in the addition of your fund's assets to Strategic Income Fund's portfolio. The net asset value of both funds will be computed as of 5:00 p.m., Eastern Time, on the reorganization date.

      o Strategic Income Fund will issue to your fund Class A shares in an amount equal to the aggregate net asset value of your fund's Class A shares. As part of the liquidation of your fund, these shares will immediately be distributed to Class A shareholders of record of your fund in proportion to their holdings on the reorganization date. As a result, Class A shareholders of your fund will end up as Class A shareholders of Strategic Income Fund.

      o Strategic Income Fund will issue to your fund Class B shares in an amount equal to the aggregate net asset value of your fund's Class B shares. As part of the liquidation of your fund, these shares will immediately be distributed to Class B shareholders of record of your fund in proportion to their holdings on the reorganization date. As a result, Class B shareholders of your fund will end up as Class B shareholders of Strategic Income Fund.

      o Strategic Income Fund will issue to your fund Class C shares in an amount equal to the aggregate net asset value of your fund's Class C shares. As part of the liquidation of your fund, these shares will immediately be distributed to Class C shareholders of record of your fund in proportion to their holdings on the reorganization date. As a result, Class C shareholders of your fund will end up as Class C shareholders of Strategic Income Fund.

      o     After the reorganization is over, your fund will be terminated.

Reasons for the Proposed Reorganization

The board of trustees of your fund believes that the proposed reorganization will be advantageous to the shareholders of your fund for several reasons. The board of trustees considered the following matters, among others, in approving the proposal.

First, shareholders may be better served by a fund offering greater diversification. Strategic Income Fund has a larger asset size than your fund and may invest in a broader range of securities, including domestic high yield bonds as well as foreign bonds and government bonds. Combining the funds' assets into a single investment portfolio will afford greater diversification, making investors less vulnerable to weakness in any single sector of the bond market.

Second, Strategic Income Fund Class A shares have performed better than Class A shares of your fund over the past 1, 3 and 5 year periods, and Strategic Income Fund Class B shares have performed better than Class B shares of your fund over the past 1, 3 and 5 year periods. While past performance cannot predict future results, the trustees believe that Strategic Income Fund is better positioned than your fund to continue to generate strong returns, because of its superior diversification and greater flexibility to choose from a broader range of investment opportunities.

Third, a combined fund offers economies of scale that are expected to lead to better control over expenses than is possible for your fund. Both funds incur substantial costs for accounting, legal, transfer agency services, insurance, and custodial and administrative services.

The board of trustees of Strategic Income Fund considered that the reorganization presents an excellent opportunity for Strategic Income Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that are normally associated with the purchase of securities. The trustees believe that Strategic Income Fund shareholders will also benefit from improved diversification as a result of the reorganization. Because Strategic Income Fund is larger than your fund, the trustees believe that the addition of your fund's assets will improve the diversification of Strategic Income Fund's overall portfolio. This opportunity provides an economic benefit to Strategic Income Fund and its shareholders.

The boards of trustees of both funds also considered that the adviser and the funds' distributor will benefit from the reorganization. For example, the adviser might realize timesavings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings as well as prospectus disclosure for one fund instead of two. The trustees believe, however, that these savings will not amount to a significant economic benefit to the adviser.

Comparative Fees and Expense Ratios. As discussed above in the Summary, at all asset levels, the advisory fee rates paid by your fund are higher than the rates paid by Strategic Income Fund.

Strategic Income Fund's management fee rate of 0.38% and pro forma management fee rate of 0.37%, are substantially lower than your fund's management fee rate of 0.65%. Strategic Income Fund's other expenses of 0.21% and its pro forma other expenses of 0.22%, are also substantially lower than your fund's other expenses of 0.38%. Both funds have the same 12b-1 fees for Class A shares (0.30%) and the same 12b-1 fees for Class B and Class C shares (1.00%), although your fund's Class B distribution payment last year was 0.96%. Strategic Income Fund's current annual Class A expense ratio and pro forma Class A expense ratio (both equal to 0.89% of average net assets) are substantially lower than your fund's current Class A expense ratio (equal to 1.33% of average net assets). Strategic Income Fund's current annual Class B and Class C expense ratio and pro forma Class B and Class C expense ratio (both equal to 1.59% of average net assets) are also substantially lower than your fund's current Class B and Class C expense ratio (equal to 2.03% of average net assets).

The trustees do not believe, given your fund's current size and historical growth rate, that your fund will grow to an asset size that would allow your fund to realize the benefits of economies of scale, including better control over expenses. The trustees also do not believe that your fund will reach an asset size which will allow your fund to significantly broaden the diversification of its investment portfolio.

Comparative Performance. The trustees also took into consideration the relative performance of your fund and Strategic Income Fund.

--------------------------------------------------------------------------------
     Average Annual Total
          Return                             Strategic Income
  (without including sales
         charges)                     Class A     Class B        Class C
--------------------------------------------------------------------------------
1 year ended 5/31/99                   2.77%       2.06%          2.04%
--------------------------------------------------------------------------------
3 years ended 5/31/99                  9.60%       8.84%          2.07%**
--------------------------------------------------------------------------------
5 years ended 5/31/99                  9.91%       9.15%
--------------------------------------------------------------------------------
10 years ended 5/31/99                 8.29%       8.01%*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Average Annual Total                        Short-Term
          Return                              Strategic Income
  (without including sales
         charges)                     Class A     Class B       Class C
--------------------------------------------------------------------------------
1 year ended 5/31/99                  -0.30%      -0.95%         0.99%+++
--------------------------------------------------------------------------------
3 years ended 5/31/99                  4.13%       3.47%
--------------------------------------------------------------------------------
5 years ended 5/31/99                  5.78%       5.08%
--------------------------------------------------------------------------------
10 years ended 5/31/99                 4.95%+      4.64%++
--------------------------------------------------------------------------------

*Since Class B shares began operations on October 4, 1993.
**Since Class C shares began operations on May 1, 1998

+Since Class A Shares began operation January 3, 1992.
++Since Class B Shares began operations December 28, 1990.
+++Since Class C Shares began operations on March 1, 1999.

Your fund's Class A, Class B and Class C shares performance has lagged behind the performance of Strategic Income Fund for all periods shown above.

Unreimbursed Distribution and Shareholder Service Expenses

The boards of trustees of your fund and Strategic Income Fund have determined that, if the reorganization occurs, unreimbursed distribution and shareholder service expenses incurred under your fund's Rule 12b-1 Plans will be reimbursable expenses under Strategic Income Fund's Rule 12b-1 Plans. However, the maximum amounts payable annually under Strategic Income Fund's Rule 12b-1 Plans (0.30%, 1.00% and 1.00% of average daily net assets attributable to Class A shares, Class B and Class C shares, respectively) will not increase.

The following table shows the actual and pro forma unreimbursed distribution and shareholder service expenses of Class A, Class B and Class C shares of your fund and Strategic Income Fund. The table shows both the dollar amount of these expenses and the percentage of each class' average net assets that they represent.

-----------------------------------------------------------------------------------------------------------
      Unreimbursed
    Distribution and           Short-Term Strategic Income                   Strategic Income
   Shareholder Service
        Expenses           --------------------------------------------------------------------------------
                           Class A      Class B       Class C    Class A       Class B         Class C
-----------------------------------------------------------------------------------------------------------
Actual expenses as of      $229,156     $2,755,533    0.00       $2,526,315    $16,319,321     $121,664
May 31, 1999                  0.45%        14.64%     0.00%         0.49%          2.95%         1.22%
-----------------------------------------------------------------------------------------------------------
Pro forma combined                                               $2,755,471    $19,074,854     $121,664
expenses as of                                                      0.49%          3.33%         1.21%
May 31, 1999
-----------------------------------------------------------------------------------------------------------

If the reorganization had taken place on May 31, 1998, the pro forma combined unreimbursed expenses of Strategic Income Fund's Class A and Class B shares would have been higher than if no reorganization had occurred. Nevertheless, Strategic Income Fund's assumption of your fund's unreimbursed Rule 12b-1 expenses will have no immediate effect upon the payments made under Strategic Income Fund's Rule 12b-1 Plans. These payments will continue to be 0.30%, 100% and 1.00% of average daily net assets attributable to Class A, Class B and Class C shares, respectively.

John Hancock Funds, Inc. hopes to recover unreimbursed distribution and shareholder service expenses for Class B and Class C shares over an extended period of time. However, if Strategic Income Fund's board terminates either class's Rule 12b-1 Plan, that class will not be obligated to reimburse these distribution and shareholder service expenses. Accordingly, until they are paid or accrued, unreimbursed distribution and shareholder service expenses do not and will not appear as an expense or liability in the financial statements of either fund. In addition, unreimbursed expenses are not reflected in a fund's net asset value or the formula for calculating Rule 12b-1 payments. The staff of the SEC has not approved or disapproved the treatment of the unreimbursed distribution and shareholder service expenses described in this proxy statement.

Tax Status of the Reorganization

The reorganization will be tax-free for federal income tax purposes and will not take place unless both funds receive a satisfactory opinion from Hale and Dorr LLP, counsel to the funds, substantially to the effect that:

      o The reorganization described above will be a "reorganization" within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986 (the "Code"), and each fund will be "a party to a reorganization" within the meaning of Section 368 of the Code;

      o No gain or loss will be recognized by your fund upon (1) the transfer of all of its assets to Strategic Income Fund as described above or (2) the distribution by your fund of Strategic Income Fund shares to your fund's shareholders;

      o No gain or loss will be recognized by Strategic Income Fund upon the receipt of your fund's assets solely in exchange for the issuance of Strategic Income Fund shares and the assumption of all of your fund's liabilities by Strategic Income Fund;

      o The basis of the assets of your fund acquired by Strategic Income Fund will be the same as the basis of those assets in the hands of your fund immediately before the transfer;

      o The tax holding period of the assets of your fund in the hands of Strategic Income Fund will include your fund's tax holding period for those assets;

      o The shareholders of your fund will not recognize a gain or a loss upon the exchange of all their shares of your fund solely for Strategic Income Fund shares as part of the reorganization;

      o The basis of Strategic Income Fund shares received by your fund's shareholders in the reorganization will be the same as the basis of the shares of your fund surrendered in exchange; and

      o The tax holding period of the Strategic Income Fund shares you receive will include the tax holding period of the shares of your fund surrendered in the exchange, provided that the shares of your fund were held as capital assets on the reorganization date.

Additional Tax Considerations

As of May 31, 1999, Short-Term Strategic Income Fund had capital loss carryovers of approximately $28,893,267 which expire as follows: October 31, 2000 - $16,879,029; October 31, 2001 - $3,127,414; October 31, 2002 - $2,774,082;
October 31, 2003 - $5,103,942; and October 31, 2006 - $1,008,800. Capital loss carryovers are used to reduce the amount of realized capital gains that a fund is required to distribute to its shareholders in order to avoid paying taxes on undistributed capital gain.

If the reorganization occurs, Strategic Income Fund will be able to use Short-Term Strategic Income Fund's capital loss carryovers to offset future realized capital gains, subject to limitations that may, in certain circumstances, result in the expiration of a portion of these carryovers before they can be used.

Additional Terms of Agreement and Plan of Reorganization

Surrender of Share Certificates. If your shares are represented by one or more share certificates before the reorganization date, you must either surrender the certificates to your fund or deliver to your fund a lost certificate affidavit, in the form and accompanied by the surety bonds that your fund may require (collectively, an "Affidavit"). On the reorganization date, all certificates that have not been surrendered will be canceled, will no longer evidence ownership of your fund's shares and will evidence ownership of Strategic Income Fund shares. Shareholders may not redeem or transfer Strategic Income Fund shares received in the reorganization until they have surrendered their fund share certificates or delivered an Affidavit. Strategic Income Fund will not issue share certificates in the reorganization.

Conditions to Closing the Reorganization. The obligation of your fund to consummate the reorganization is subject to the satisfaction of certain conditions, including the performance by Strategic Income Fund of all its obligations under the Agreement and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, paragraph 6).

The obligation of Strategic Income Fund to consummate the reorganization is subject to the satisfaction of certain conditions, including your fund's performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from your fund and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, paragraph 7).

The obligations of both funds are subject to the approval of the Agreement by the necessary vote of the outstanding shares of your fund, in accordance with the provisions of your fund's declaration of trust and by-laws. The funds' obligations are also subject to the receipt of a favorable opinion of Hale and Dorr LLP as to the federal income tax consequences of the reorganization. (See Agreement, paragraph 8).

Termination of Agreement. The board of trustees of either your fund or Strategic Income Fund may terminate the Agreement (even if the shareholders of your fund have already approved it) at any time before the reorganization date, if that board believes that proceeding with the reorganization would no longer be advisable.

Expenses of the Reorganization. Strategic Income Fund and your fund will each be responsible for its own expenses incurred in connection with entering into and carrying out the provisions of the Agreement, whether or not the reorganization occurs. These expenses are estimated to be approximately $ 67,000 in total.

                                 CAPITALIZATION

The following table sets forth the capitalization of each fund as of May 31, 1999, and the pro forma combined capitalization of both funds as if the reorganization had occurred on that date. The table reflects pro forma exchange ratios of approximately 1.0481 Class A Strategic Income Fund shares being issued for each Class A share of your fund, approximately 1.0481 Class B Strategic Income Fund shares being issued for each Class B share of your fund and approximately 1.0480 Class C Strategic Income Fund shares being issued for each Class C share of your fund. If the reorganization is consummated, the actual exchange ratios on the reorganization date may vary from the exchange ratios indicated. This is due to changes in the market value of the portfolio securities of both Strategic Income Fund and your fund between May 31, 1999 and the reorganization date, changes in the amount of undistributed net investment income and net realized capital gains of Strategic Income Fund and your fund during that period resulting from income and distributions, and changes in the accrued liabilities of Strategic Income Fund and your fund during the same period.

                                  May 31, 1999

                                 Short-Term
                                  Strategic      Strategic
                                   Income          Income            Pro Forma

Net Assets                       61,230,619    $1,182,836,146     $1,244,066,765
Net Asset Value Per Share
  Class A                            7.82           $7.46              $7.46
  Class B                            7.82           $7.46              $7.46
  Class C                            7.82           $7.46              $7.46
Shares Outstanding
  Class A                         5,816,773      72,523,366         78,619,668
  Class B                         2,008,232      83,046,054         85,150,864
  Class C                             7,382       3,007,588          3,015,324

It is impossible to predict how many Class A shares, Class B shares or Class C shares of Strategic Income Fund will actually be received and distributed by your fund on the reorganization date. The table should not be relied upon to determine the amount of Strategic Income Fund shares that will actually be received and distributed.

               ADDITIONAL INFORMATION ABOUT THE FUNDS' BUSINESSES

The following table shows where in each fund's prospectus you can find additional information about the business of each fund.

--------------------------------------------------------------------------------
     Type of Information                         Headings in Each Prospectus
--------------------------------------------------------------------------------
Organization                   Fund Details: Business Structure
And operation
--------------------------------------------------------------------------------
Investment objective           Goal and Strategy, Main Risks, Fund Details:
and policies                   Business Structure
--------------------------------------------------------------------------------
Portfolio                      Portfolio Management
Management
--------------------------------------------------------------------------------
Investment adviser             Overview: The Management Firm; Fund Details:
and distributor                Business Structure
--------------------------------------------------------------------------------
Expenses                       Your Expenses
--------------------------------------------------------------------------------
Custodian and                  Fund Details: Business Structure
Transfer agent
--------------------------------------------------------------------------------
Shares of beneficial           Your Account: Choosing a Share Class
interest
--------------------------------------------------------------------------------
Purchase of shares             Your Account: Choosing a Share Class, How Sales
                               Charges are Calculated, Sales Charge Reductions
                               and Waivers, Opening an Account, Buying Shares;
                               Transaction Policies; Additional Investor
                               Services
--------------------------------------------------------------------------------
Redemption                     Your Account: Selling Shares, How Sales Charges
or sale of shares              are Calculated; Transaction Policies; Additional
                               Investor Services: Systematic Withdrawal Plan
--------------------------------------------------------------------------------
Dividends, distributions       Dividends and Account Policies
And taxes
--------------------------------------------------------------------------------

                     BOARDS' EVALUATION AND RECOMMENDATION

For the reasons described above, the board of trustees of your fund, including the trustees who are not "interested persons" of either fund or the adviser ("independent trustees"), approved the reorganization. In particular, the trustees determined that the reorganization is in the best interests of your fund and that the interests of your fund's shareholders would not be diluted as a result of the reorganization. Similarly, the board of trustees of Strategic Income Fund, including the independent trustees, approved the reorganization. They also determined that the reorganization is in the best interests of Strategic Income Fund and that the interests of Strategic Income Fund's shareholders would not be diluted as a result of the reorganization.

--------------------------------------------------------------------------------
                  The trustees of your fund recommend that the
               shareholders of your fund vote for the proposal to
                approve the agreement and plan of reorganization.
--------------------------------------------------------------------------------

                        VOTING RIGHTS AND REQUIRED VOTE

Each share of your fund is entitled to one vote. Approval of the above proposal requires the affirmative vote of a majority of the shares of your fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of your fund means the vote of the lesser of

(1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the fund are present or represented by proxy, or

(2) more than 50% of the outstanding shares of the fund.

Shares of your fund represented in person or by proxy, including shares that abstain or do not vote with respect to the proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote against the proposal.

However, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on the proposal, those shares will not be considered present and entitled to vote on the proposal. Thus, a "broker non-vote" has no effect on the voting in determining whether the proposal has been adopted in accordance with clause (1) above, if more than 50% of the outstanding shares (excluding the "broker non-votes") are present or represented. However, for purposes of determining whether the proposal has been adopted in accordance with clause (2) above, a "broker non-vote" has the same effect as a vote against the proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.

If the required approval of shareholders is not obtained, your fund will continue to engage in business as a separate mutual fund and the board of trustees will consider what further action may be appropriate.

                       INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees, officers and employees of your fund; by personnel of your fund's investment adviser, John Hancock Advisers, Inc. and its transfer agent, John Hancock Signature Services, Inc.; or by broker-dealer firms. Signature Services, together with a third party solicitation firm, has agreed to provide proxy solicitation services to your fund at a cost of approximately $ 2,000.

Revoking Proxies

A Short-Term Strategic Income Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

      o By filing a written notice of revocation with your fund's transfer agent, John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, Massachusetts 02217-1000, or

      o By returning a duly executed proxy with a later date before the time of the meeting, or

      o If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of your fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum

As of August 11, 1999, _______ Class A, Class B and Class C shares of beneficial interest of your fund were outstanding. Only shareholders of record on August 11, 1999 (the "record date") are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of your fund that are entitled to vote will be considered a quorum for the transaction of business.

Other Business

Your fund's board of trustees knows of no business to be presented for consideration at the meeting other than the proposal. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of the proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of your fund's shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of the proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the reorganization against adjournment.

Telephone Voting

In addition to soliciting proxies by mail, by fax or in person, your fund may also arrange to have votes recorded by telephone by officers and employees of your fund or by personnel of the adviser or transfer agent. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the meeting. Your fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.

      o A shareholder will be called on a recorded line at the telephone number in the fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

      o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

      o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

      o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

      o If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

                        OWNERSHIP OF SHARES OF THE FUNDS

To the knowledge of the fund, as of August 11, 1999, no person owned of record or beneficially 5% or more of the outstanding Class A, Class B or Class C shares of your fund or of the outstanding Class A, Class B, or Class C shares of Strategic Income Fund.

As of August 11, 1999, the following person owned of record or beneficially 5% or more of the funds' outstanding shares:

----------------------------------------------------------------------
  Names and Addresses of Owners of More       Short-Term Strategic
            Than 5% of Shares                     Income Fund
----------------------------------------------------------------------
----------------------------------------------------------------------
  Names and Addresses of Owners of More      Strategic Income Fund
            Than 5% of Shares
----------------------------------------------------------------------
----------------------------------------------------------------------

As of August 11, 1999, the trustees and officers of your fund and Strategic Income Fund, each as a group, owned in the aggregate less than 1% of the outstanding shares of their respective funds.

                                    EXPERTS

The financial statements and the financial highlights of Strategic Income Fund for the period ended May 31, 1999 and Short-Term Strategic Income Fund for the period ended October 31, 1998 are incorporated by reference into this proxy statement and prospectus. The financial statements and financial highlights as of October 31, 1998 for Short-Term Strategic Income Fund and as of May 31, 1999 for Strategic Income Fund have been independently audited by PricewaterhouseCoopers LLP as stated in their reports appearing in the statement of additional information. These financial statements and financial highlights have been included in reliance on their reports given on their authority as experts in accounting and auditing.

                             AVAILABLE INFORMATION

Each fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the funds can be inspected and copied (at prescribed rates) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C., and at the following regional offices: Chicago (500 West Madison Street, Suite 1400, Chicago, Illinois); and New York (7 World Trade Center, Suite 1300, New York, New York). Copies of this material can also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

                                    EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this 9th day of June, 1999, by and between John Hancock Strategic Income Fund (the "Acquiring Fund"), a series of John Hancock Strategic Series, a Massachusetts business trust (the "Trust II"), and John Hancock Short-Term Strategic Income Fund (the "Acquired Fund"), a series of John Hancock Investment Trust III, a Massachusetts business trust (the "Trust") each with their principal place of business at 101 Huntington Avenue, Boston, Massachusetts 02199. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

This Agreement is intended to be and is adopted as a plan of "reorganization," as such term is used in Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for the issuance of Class A, Class B, and Class C shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares") to the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund, on or promptly after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ISSUANCE OF ACQUIRING FUND SHARES; LIQUIDATION OF THE ACQUIRED FUND

1.1 The Acquired Fund will transfer all of its assets (consisting, without limitation, of portfolio securities and instruments, dividends and interest receivables, cash and other assets), as set forth in the statement of assets and liabilities referred to in Paragraph 7.2 hereof (the "Statement of Assets and Liabilities"), to the Acquiring Fund free and clear of all liens and encumbrances, except as otherwise provided herein, in exchange for (i) the assumption by the Acquiring Fund of the known and unknown liabilities of the Acquired Fund, including the liabilities set forth in the Statement of Assets and Liabilities (the "Acquired Fund Liabilities"), which shall be assigned and transferred to the Acquiring Fund by the Acquired Fund and assumed by the Acquiring Fund, and (ii) delivery by the Acquiring Fund to the Acquired Fund, for distribution pro rata by the Acquired Fund to its shareholders in proportion to their respective ownership of Class A, Class B and/or Class C shares of beneficial interest of the Acquired Fund, as of the close of business on October 22, 1999 (the "Closing Date"), of a number of the Acquiring Fund Shares having an aggregate net asset value equal, in the case of each class of Acquiring Fund Shares, to the value of the assets, less such liabilities (herein referred to as the "net value of the assets") attributable to the applicable class, assumed, assigned and delivered, all determined as provided in Paragraph 2.1 hereof and as of a date and time as specified therein. Such transactions shall take place at the closing provided for in Paragraph 3.1 hereof (the "Closing"). All computations with respect to the Acquiring Fund shall be provided by Investors Bank & Trust Company (the "Acquiring Fund's Custodian"), as custodian and pricing agent for the Acquiring Fund and, and with respect to the Acquired Fund by State Street Bank and Trust Company (the "Acquired Fund's Custodian).

1.2 The Acquired Fund has provided the Acquiring Fund with a list of the current securities holdings of the Acquired Fund as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities (except to the extent sales may be limited by representations made in connection with issuance of the tax opinion provided for in paragraph 8.6 hereof) but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

1.3 The Acquiring Fund and the Acquired Fund shall each bear its own expenses in connection with the transactions contemplated by this Agreement.

1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to shareholders of record (the "Acquired Fund shareholders"), determined as of the close of regular trading on the New York Stock Exchange on the Closing Date, the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund, to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro rata number and class of Acquiring Fund Shares due such shareholders. Acquired Fund shareholders who own Class A shares of the Acquired Fund will receive Class A Acquiring Fund Shares, Acquired Fund shareholders who own Class B shares of the Acquired Fund will receive Class B Acquiring Fund Shares, and Acquired Fund shareholders who own Class C shares of the Acquired Fund will receive Class C Acquiring Fund Shares,. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

1.5 The Acquired Fund shareholders holding certificates representing their ownership of shares of beneficial interest of the Acquired Fund shall surrender such certificates or deliver an affidavit with respect to lost certificates in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an "Affidavit"), to John Hancock Signature Services, Inc. prior to the Closing Date. Any Acquired Fund share certificate which remains outstanding on the Closing Date shall be deemed to be canceled, shall no longer evidence ownership of shares of beneficial interest of the Acquired Fund and shall evidence ownership of Acquiring Fund Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, dividends and other distributions payable by the Acquiring Fund subsequent to the Liquidation Date with respect to Acquiring Fund Shares shall be paid to the holder of such certificate(s), but such shareholders may not redeem or transfer Acquiring Fund Shares received in the Reorganization. The Acquiring Fund will not issue share certificates in the Reorganization.

1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7 The existence of the Acquired Fund shall be terminated as promptly as practicable following the Liquidation Date.

1.8 Any reporting responsibility of the Trust, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Trust.

2.   VALUATION

2.1 The net asset values of the Class A, Class B and Class C Acquiring Fund Shares and the net values of the assets and liabilities of the Acquired Fund attributable to its Class A, Class B and Class C shares to be transferred shall, in each case, be determined as of the close of business (4:00 p.m. Boston time) on the Closing Date. The net asset values of the Class A, Class B, and Class C Acquiring Fund Shares shall be computed by the Acquiring Fund's Custodian in the manner set forth in the Acquiring Fund's Declaration of Trust as amended and restated (the "Declaration"), or By-Laws and the Acquiring Fund's then-current prospectus and statement of additional information and shall be computed in each case to not fewer than four decimal places. The net values of the assets of the Acquired Fund attributable to its Class A, Class B, and Class C shares to be transferred shall be computed by the Acquired Fund's Custodian by calculating the value of the assets of each class transferred by the Acquired Fund and by subtracting therefrom the amount of the liabilities of each class assigned and transferred to and assumed by the Acquiring Fund on the Closing Date, said assets and liabilities to be valued in the manner set forth in the Acquired Fund's then current prospectus and statement of additional information and shall be computed in each case to not fewer than four decimal places.

2.2 The number of shares of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined by dividing the value of the Acquired Fund's assets attributable to a class, less the liabilities attributable to that class assumed by the Acquiring Fund, by the Acquiring Fund's net asset value per share of the same class, all as determined in accordance with Paragraph 2.1 hereof.

2.3 All computations of value shall be made by each Custodian in accordance with its regular practice as pricing agent for its respective Fund.

3.   CLOSING AND CLOSING DATE

3.1 The Closing Date shall be October 22, 1999 or such other date on or before April 30, 2000 as the parties may agree. The Closing shall be held as of 5:00 p.m. at the offices of the Trust II and the Trust, 101 Huntington Avenue, Boston, Massachusetts 02199, or at such other time and/or place as the parties may agree.

3.2 Portfolio securities that are not held in book-entry form in the name of the Acquired Fund's Custodian as record holder for the Acquired Fund shall be presented by the Acquired Fund to the Acquiring Fund's Custodian for examination no later than five business days preceding the Closing Date. Portfolio securities which are not held in book-entry form shall be delivered by the Acquired Fund to the Acquiring Fund's Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Acquired Fund's Custodian in book-entry form on behalf of the Acquired Fund shall be delivered to the Acquiring Fund by the Acquiring Fund's Custodian by recording the transfer of beneficial ownership thereof on its records. The cash delivered shall be in the form of currency or by the Acquiring Fund's Custodian crediting the Acquiring Fund's account maintained with the Acquiring Fund's Custodian with immediately available funds.

3.3 In the event that on the Closing Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored on or before April 30, 2000, this Agreement may be terminated by the Acquiring Fund or by the Acquired Fund upon the giving of written notice to the other party.

3.4 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund shareholders and the number of outstanding shares of each class of beneficial interest of the Acquired Fund owned by each such shareholder, all as of the close of business on the Closing Date, certified by its Treasurer, Secretary or other authorized officer (the "Shareholder List"). The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4.   REPRESENTATIONS AND WARRANTIES

4.1 The Trust on behalf of the Acquired Fund represents, warrants and covenants to the Acquiring Fund as follows:

    (a) The Trust is a business trust, duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Acquired Fund, to carry out the transactions contemplated by this Agreement. Neither the Trust nor the Acquired Fund is required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Trust has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

    (b) The Trust is a registered investment company classified as a management company and its registration with the Commission as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect. The Acquired Fund is a diversified series of the Trust;

    (c) The Trust and the Acquired Fund are not, and the execution, delivery and performance of their obligations under this Agreement will not result, in violation of any provision of the Trust's Declaration of Trust, as amended and restated (the "Trust's Declaration") or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust or the Acquired Fund is a party or by which it is bound;

    (d) Except as otherwise disclosed in writing and accepted by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Trust or the Acquired Fund or any of the Acquired Fund's properties or assets. The Trust knows of no facts which might form the basis for the institution of such proceedings, and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund's business or its ability to consummate the transactions herein contemplated;

    (e) The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated without liability to the Acquired Fund at or prior to the Closing Date;

    (f) The audited statement of assets and liabilities, including the schedule of investments, of the Acquired Fund as of October 31, 1998 and the related statement of operations (copies of which have been furnished to the Acquiring Fund) and the unaudited statements as of April 30, 1999, present fairly in all material respects the financial condition of the Acquired Fund as of October 31, 1998 and April 30, 1999 and the results of its operations for the period then ended in accordance with generally accepted accounting principles consistently applied, and there were no known actual or contingent liabilities of the Acquired Fund as of the respective dates thereof not disclosed therein;

    (g) Since April 30, 1999, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund;

    (h) At the date hereof and by the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the Acquired Fund required by law to have been filed or furnished by such dates shall have been filed or furnished, and all federal, state and other taxes, interest and penalties shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns or reports;

    (i) Each of the Acquired Fund and its predecessors has qualified as a regulated investment company for each taxable year of its operation and the Acquired Fund will qualify as such as of the Closing Date with respect to its taxable year ending on the Closing Date;

    (j) The authorized capital of the Acquired Fund consists of an unlimited number of shares of beneficial interest, no par value. All issued and outstanding shares of beneficial interest of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Trust. All of the issued and outstanding shares of beneficial interest of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts and classes set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.4 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest, nor is there outstanding any security convertible into any of its shares of beneficial interest;

    (k) At the Closing Date, the Acquired Fund will have good and marketable title to the assets to be transferred to the Acquiring Fund pursuant to Paragraph 1.1 hereof, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act");

    (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Trust and the Acquired Fund enforceable in accordance with its terms, subject to the approval of the Acquired Fund's shareholders;

    (m) The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

    (n) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in Paragraph 5.7 hereof (other than written information furnished by the Acquiring Fund for inclusion therein, as covered by the Acquiring Fund's warranty in Paragraph 4.2(m) hereof), on the effective date of the Registration Statement, on the date of the meeting of the Acquired Fund shareholders and on the Closing Date, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

    (o) No  consent,   approval,   authorization   or  order  of  any  court  or
        governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement;

    (p) All of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws;

    (q) The prospectus of the Acquired Fund, dated March 1, 1999 (the "Acquired Fund Prospectus"), previously furnished to the Acquiring Fund, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

4.2 The Trust II on behalf of the Acquiring Fund represents, warrants and covenants to the Acquired Fund as follows:

    (a) The Trust II is a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out the Agreement. Neither the Trust II nor the Acquiring Fund is required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Trust II has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

    (b) The Trust II is a registered investment company classified as a management company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Fund is a diversified series of the Trust II;

    (c) The prospectus (the "Acquiring Fund Prospectus") and statement of additional information for Class A, Class B, and Class C shares of the Acquiring Fund, each dated April 1, 1999, and any amendments or supplements thereto on or prior to the Closing Date, and the Registration Statement on Form N-14 to be filed in connection with this Agreement (the "Registration Statement") (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, the Acquiring Fund Prospectus does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and the Registration Statement will not include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

    (d) At the Closing Date, the Trust II on behalf of the Acquiring Fund will have good and marketable title to the assets of the Acquiring Fund;

    (e) The Trust II and the Acquiring Fund are not, and the execution, delivery and performance of their obligations under this Agreement will not result, in violation of any provisions of the Trust II's Declaration, or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust II or the Acquiring Fund is a party or by which the Trust II or the Acquiring Fund is bound;

    (f) Except as otherwise disclosed in writing and accepted by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Trust II or the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Trust II knows of no facts which might form the basis for the institution of such proceedings, and neither the Trust II nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated;

    (g) The audited statement of assets and liabilities, including the schedule of investments, of the Acquiring Fund as of May 31, 1999 and the related statement of operations (copies of which have been furnished to the Acquired Fund) present fairly in all material respects the financial condition of the Acquiring Fund as of May 31, 1999 and the results of its operations for the period then ended in accordance with generally accepted accounting principles consistently applied, and there were no known actual or contingent liabilities of the Acquiring Fund as of the respective dates thereof not disclosed therein;

    (h) Since May 31, 1999, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Trust II on behalf of the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed to and accepted by the Acquired Fund;

    (i) Each of the Acquiring Fund and its predecessors has qualified as a regulated investment company for each taxable year of its operation and the Acquiring Fund will qualify as such as of the Closing Date;

    (j) The authorized capital of the Trust II consists of an unlimited number of shares of beneficial interest, no par value per share. All issued and outstanding shares of beneficial interest of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Trust II. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest, nor is there outstanding any security convertible into any of its shares of beneficial interest;

    (k) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Trust II on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms;

    (l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement, when so issued and delivered, will be duly and validly issued shares of beneficial interest of the Acquiring Fund and will be fully paid and nonassessable by the Trust II;

    (m) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

    (n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by the Agreement, except for the registration of the Acquiring Fund Shares under the 1933 Act and the 1940 Act.

5.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1 Except as expressly contemplated herein to the contrary, the Trust on behalf of the Acquired Fund and the Trust II on behalf of Acquiring Fund, will operate their respective businesses in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and any other distributions necessary or desirable to avoid federal income or excise taxes.

5.2 The Trust will call a meeting of the Acquired Fund shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4 The Trust on behalf of the Acquired Fund will provide such information within its possession or reasonably obtainable as the Trust II on behalf of the Acquiring Fund requests concerning the beneficial ownership of the Acquired Fund's shares of beneficial interest.

5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund each shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

5.6 The Trust on behalf of the Acquired Fund shall furnish to the Trust II on behalf of the Acquiring Fund on the Closing Date the Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied and shall be certified by the Acquired Fund's Treasurer or Assistant Treasurer. As promptly as practicable but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Trust II, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which statement will be certified by the President of the Acquired Fund.

5.7 The Trust II on behalf of the Acquiring Fund will prepare and file with the Commission the Registration Statement in compliance with the 1933 Act and the 1940 Act in connection with the issuance of the Acquiring Fund Shares as contemplated herein.

5.8 The Trust on behalf of the Acquired Fund will prepare a Proxy Statement, to be included in the Registration Statement in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules and regulations thereunder (collectively, the "Acts") in connection with the special meeting of shareholders of the Acquired Fund to consider approval of this Agreement.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST ON BEHALF OF THE ACQUIRED
     FUND

The obligations of the Trust on behalf of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Trust II on behalf of the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of the Trust II on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date; and

6.2 The Trust II on behalf of the Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by the Trust II's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust II on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust on behalf of the Acquired Fund shall reasonably request.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST II ON BEHALF OF THE ACQUIRING FUND

The obligations of the Trust II on behalf of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2 The Trust on behalf of the Acquired Fund shall have delivered to the Trust II on behalf of the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Trust;

7.3 The Trust on behalf of the Acquired Fund shall have delivered to the Trust II on behalf of the Acquiring Fund on the Closing Date a certificate executed in the name of the Acquired Fund by a President or Vice President and a Treasurer or Assistant Treasurer of the Trust, in form and substance satisfactory to the Trust II on behalf of the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust II on behalf of the Acquiring Fund shall reasonably request; and

7.4 At or prior to the Closing Date, the Acquired Fund's investment adviser, or an affiliate thereof, shall have made all payments, or applied all credits, to the Acquired Fund required by any applicable contractual expense limitation.

8.   FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST AND THE TRUST II

The obligations hereunder of the Trust II on behalf of the Acquiring Fund and the Trust on behalf of the Acquired Fund are each subject to the further conditions that on or before the Closing Date:

8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Acquired Fund in accordance with the provisions of the Trust's Declaration and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Trust II on behalf of the Acquiring Fund;

8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain changes or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and their "no-action" positions) deemed necessary by the Trust or the Trust II to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself;

8.4 The Registration Statement shall have become effective under the 1933 Act and the 1940 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act or the 1940 Act;

8.5 The Acquired Fund shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date; and

8.6 The parties shall have received an opinion of Hale and Dorr LLP, satisfactory to the Trust on behalf of the Acquired Fund and the Trust II on behalf of the Acquiring Fund, substantially to the effect that for federal income tax purposes:

    (a) The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Acquired Fund Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their shares of beneficial interest of the Acquired Fund and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

    (b) No gain or loss will be recognized by the Acquired Fund upon (i) the transfer of all of its assets to the Acquiring Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Acquired Fund Liabilities by the Acquiring Fund; and (ii) the distribution by the Acquired Fund of such Acquiring Fund Shares to the shareholders of the Acquired Fund;

    (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the issuance of the Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Acquired Fund Liabilities by the Acquiring Fund;

    (d) The basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be, in each instance, the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer;

    (e) The tax holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will, in each instance, include the Acquired Fund's tax holding period for those assets;

    (f) The shareholders of the Acquired Fund will not recognize gain or loss upon the exchange of all of their shares of beneficial interest of the Acquired Fund solely for Acquiring Fund Shares as part of the transaction;

    (g) The basis of the Acquiring Fund Shares received by the Acquired Fund shareholders in the transaction will be the same as the basis of the shares of beneficial interest of the Acquired Fund surrendered in exchange therefor; and

    (h) The tax holding period of the Acquiring Fund Shares received by the Acquired Fund shareholders will include, for each shareholder, the tax holding period for the shares of the Acquired Fund surrendered in exchange therefor, provided that the Acquired Fund shares were held as capital assets on the date of the exchange.

The Trust II and the Trust agree to make and provide representations with respect to the Acquiring Fund and the Acquired Fund, respectively, which are reasonably necessary to enable Hale and Dorr LLP to deliver an opinion substantially as set forth in this Paragraph 8.6. Notwithstanding anything herein to the contrary, neither the Trust nor the Trust II may waive the conditions set forth in this Paragraph 8.6.

9.   BROKERAGE FEES AND EXPENSES

9.1 The Trust II on behalf of the Acquiring Fund, and the Trust on behalf of the Acquired Fund each represent and warrant to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2 The Acquiring Fund and the Acquired Fund shall each be liable solely for its own expenses incurred in connection with entering into and carrying out the provisions of this Agreement whether or not the transactions contemplated hereby are consummated.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Trust II on behalf of the Acquiring Fund, and the Trust on behalf of the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraph 4 hereof and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11.  TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Trust II, on behalf of the Acquiring Fund, and the Trust on behalf of the Acquired Fund. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

    (a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

    (b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

    (c) by resolution of the Trust II's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders; or

    (d) by resolution of the Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund's shareholders.

11.2 In the event of any such termination, there shall be no liability for damages on the part of the Trust II, the Acquiring Fund, the Trust, or the Acquired Fund, or the Trustees or officers of the Trust II or the Trust, but each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12.  AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon by the authorized officers of the Trust and the Trust II. However, following the meeting of shareholders of the Acquired Fund held pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval; provided that nothing contained in this Article 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13.  NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Fund or to the Acquired Fund, each at 101 Huntington Avenue, Boston, Massachusetts 02199, Attention:
President, and, in either case, with copies to Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention: Pamela J.
Wilson, Esq.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the prior written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5 All persons dealing with the Trust or the Trust II must look solely to the property of the Trust or the Trust II, respectively, for the enforcement of any claims against the Trust or the Trust II as the Trustees, officers, agents and shareholders of the Trust or the Trust II assume no personal liability for obligations entered into on behalf of the Trust or the Trust II, respectively. None of the other series of the Trust or the Trust II shall be responsible for any obligations assumed by on or behalf of the Acquired Fund or the Acquiring Fund, respectively, under this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and has caused its corporate seal to be affixed hereto.

                  JOHN HANCOCK STRATEGIC SERIES on behalf of
                  JOHN HANCOCK STRATEGIC INCOME FUND



                  By:/s/ Anne C. Hodsdon
                  -----------------------------------------
                                         Anne C. Hodsdon
                                            President




                  JOHN HANCOCK INVESTMENT TRUST III on behalf of
                  JOHN HANCOCK SHORT-TERM STRATEGIC INCOME FUND



                  By:/s/ Susan S. Newton
                  ------------------------------------------
                                         Susan S. Newton
                                  Vice President and Secretary

s:\agrcont\agreemnt\reorg\merger\99shortterm.doc

    Supplement to the John Hancock Growth Funds Prospectus dated June 1, 1999 Supplement to the John Hancock Income Funds Prospectus dated April 1, 1999
              Supplement to the John Hancock Tax-Free Income Funds
                         Prospectus dated April 1, 1999
             Supplement to the John Hancock Growth and Income Funds
                          Prospectus dated May 1, 1999
                Supplement to the John Hancock Money Market Funds
                         Prospectus dated August 1, 1998
            Supplement to the John Hancock International/Global Funds
                         Prospectus dated March 1, 1999
                 Supplement to the John Hancock Real Estate Fund
                          Prospectus dated May 1, 1999



The "CDSC waiver" section has been changed as follows:

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

o         To make payments through certain systematic withdrawal plans
o         To make certain distributions from a retirement plan
o         Because of shareholder death or disability


To utilize: if you think you may be eligible for a CDSC waiver, contact your financial representative or Signature Services, or consult the SAI.

6/11/99

--------------------------------------------------------------------------------

                                  JOHN HANCOCK

                                  Income Funds

                           [LOGO] Prospectus
                                  April 1, 1999

--------------------------------------------------------------------------------

As with all mutual funds, the Securities and Exchange Commission has not judged whether these funds are good investments or whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Bond Fund

Government Income Fund

High Yield Bond Fund


Intermediate Government Fund


Strategic Income Fund

[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm

       101 Huntington Avenue, Boston, Massachusetts 02199-7603

Contents
--------------------------------------------------------------------------------

A fund-by-fund summary              Bond Fund                                         4
of goals, strategies, risks,
performance and expenses.           Government Income Fund                            6

                                    High Yield Bond Fund                              8


                                    Intermediate Government Fund                     10


                                    Strategic Income Fund                            12


Policies and instructions for       Your account
opening, maintaining and
closing an account in any           Choosing a share class                           14
income fund.
                                    How sales charges are calculated                 14

                                    Sales charge reductions and waivers              15

                                    Opening an account                               16

                                    Buying shares                                    17

                                    Selling shares                                   18

                                    Transaction policies                             20

                                    Dividends and account policies                   20

                                    Additional investor services                     21


Further information on the          Fund details
income funds.
                                    Business structure                               22

                                    Financial highlights                             23


                                    For more information                     back cover

Overview
--------------------------------------------------------------------------------

FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[Clip Art] Goal and strategy The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[Clip Art] Main risks The major risk factors associated with the fund.

[Clip Art] Past performance The fund's total return, measured year-by-year and over time.

[Clip Art] Your expenses The overall costs borne by an investor in the fund, including sales charges and annual expenses.

JOHN HANCOCK INCOME FUNDS

These funds seek current income without sacrificing total return. Some of the funds also invest for stability of principal. Each fund has its own strategy and its own risk profile.

WHO MAY WANT TO INVEST

These funds may be appropriate for investors who:

o  are seeking a regular stream of income



o  want to diversify their portfolios

o are seeking a mutual fund for the income portion of an asset allocation portfolio

o  are retired or nearing retirement

Income funds may NOT be appropriate if you:

o  are investing for maximum return over a long time horizon

o  require absolute stability of your principal

RISKS OF MUTUAL FUNDS

Mutual funds are not bank deposits and are not insured or guaranteed by the FDIC or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

THE MANAGEMENT FIRM

All John Hancock income funds are managed by John Hancock Advisers, Inc. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Mutual Life Insurance Company and manages more than $30 billion in assets.

Bond Fund


GOAL AND STRATEGY

[Clip Art] The fund seeks to generate a high level of current income consistent with prudent investment risk. In pursuing this goal, the fund normally invests in a diversified portfolio of debt securities. These include corporate bonds and debentures as well as U.S. government and agency securities. Most of these securities are investment-grade, although the fund may invest up to 25% of assets in junk bonds rated as low as CC/Ca and their unrated equivalents. There is no limit on the fund's average maturity.


In managing the fund's portfolio, the managers concentrate on sector allocation, industry allocation and securities selection: deciding which types of bonds and industries to emphasize at a given time, and then which individual bonds to buy. When making sector and industry allocations, the managers try to anticipate shifts in the business cycle, using top-down analysis to determine which sectors and industries may benefit over the next 12 months.

In choosing individual securities, the managers use bottom-up research to find securities that appear comparatively undervalued. The managers look at bonds of all different quality levels and maturities from many different issuers, potentially including foreign governments and corporations.


The fund intends to keep its exposure to interest rate movements generally in line with those of its peers. The fund may use certain derivatives (investments whose value is based on indices, securities or currencies), especially in managing its exposure to interest rate risk, although it does not intend to use them extensively.

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable dividends.

================================================================================

PORTFOLIO MANAGERS

James K. Ho, CFA
---------------------------------------
Executive vice president of adviser
Joined team in 1988
Joined adviser in 1985
Began career in 1977

Benjamin Matthews
---------------------------------------
Vice president of adviser
Joined team in 1995
Joined adviser in 1995
Began career in 1970

Anthony A. Goodchild
---------------------------------------
Senior vice president of adviser
Joined team in 1998
Joined adviser in 1994
Began career in 1968

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

[The information below was represented by a bar graph in the printed materials.]

--------------------------------------------------------------------------------
 Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
1989    1990    1991    1992     1993     1994     1995    1996     1997   1998

12.13%  6.68%  16.59%   8.19%   11.69%   -2.74%   19.46%   4.05%    9.64%  7.50%

Best quarter: Q2 '95, 6.57%   Worst quarter: Q1 '94, -2.71%

--------------------------------------------------------------------------------
 Average annual total returns -- for periods ending 12/31/98
--------------------------------------------------------------------------------
                                                                        Life of
                                 1 year      5 year        10 year      Class B

 Class A                         2.65%       6.36%         8.66%        --
 Class B - began 11/23/93        1.75%       6.24%         --           6.46%
 Index                           8.29%       7.16%         9.19%        6.89%


Index: Lehman Brothers Corporate Bond Index, an unmanaged index of U.S. corporate bonds and Yankee bonds.

MAIN RISKS

[Clip Art] The major factors in this fund's performance are interest rates and credit risk. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, lower-rated bonds have higher credit risks. If certain sectors or investments don't perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Junk bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.
o If interest rate movements cause the fund's mortgage-related and callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.
o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.
o  Certain derivatives could produce disproportionate gains or losses.

Any U.S. government guarantees on portfolio securities do not apply to these securities' market value or current yield, or to fund shares.



================================================================================

YOUR EXPENSES


[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. Because Class C shares have a short history, their expenses are based on Class B expenses.


--------------------------------------------------------------------------------
 Shareholder transaction expenses             Class A     Class B       Class C
--------------------------------------------------------------------------------
 Maximum sales charge (load) on
 purchases as a % of purchase price           4.50%       none          none
 Maximum deferred sales charge (load)
 as a % of purchase or sale price,
 whichever is less                            none(1)     5.00%         1.00%

--------------------------------------------------------------------------------
 Annual operating expenses                    Class A     Class B       Class C
--------------------------------------------------------------------------------
 Management fee                               0.50%       0.50%         0.50%
 Distribution and service (12b-1) fees        0.30%       1.00%         1.00%
 Other expenses                               0.28%       0.28%         0.28%
 Total fund operating expenses                1.08%       1.78%         1.78%

 The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
 Expenses                        Year 1       Year 3    Year 5      Year 10
--------------------------------------------------------------------------------
 Class A                         $555         $778      $1,019      $1,708
 Class B - with redemption       $681         $860      $1,164      $1,908
         - without redemption    $181         $560      $  964      $1,908
 Class C - with redemption       $281         $560      $  964      $2,095
         - without redemption    $181         $560      $  964      $2,095

(1) Except for investments of $1 million or more; see "How sales charges are calculated."

FUND CODES

Class A
---------------------------------------
Ticker            JHNBX
CUSIP             410223101
Newspaper         BondA
SEC number        811-2402

Class B
---------------------------------------
Ticker            JHBBX
CUSIP             410223309
Newspaper         BondB
SEC number        811-2402

Class C
---------------------------------------
Ticker            --
CUSIP             410223200
Newspaper         --
SEC number        811-2402

Government Income Fund


GOAL AND STRATEGY

[Clip Art] The fund seeks a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. In pursuing these goals, the fund normally invests at least 80% of assets in U.S. government and agency securities. There is no limit on the fund's average maturity.


The fund may invest in higher-risk securities, including dollar-denominated foreign government securities and asset-backed securities. It may also invest up to 10% of assets in foreign governmental high-yield securities (junk bonds) rated as low as B and their unrated equivalents.


In managing the fund's portfolio, the managers consider interest rate trends to determine which types of bonds to emphasize at a given time. The fund typically favors mortgage-related securities when it anticipates that interest rates will be relatively stable, and favors U.S. Treasuries at other times. Because high-yield bonds often respond to market movements differently from U.S. government bonds, the fund may use them to manage volatility.

The fund may use certain derivatives (investments whose value is based on indices, securities or currencies), especially in managing its exposure to interest rate risk, although it does not intend to use them extensively.

In abnormal market conditions, the fund may temporarily invest more than 20% of assets in high-quality short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable dividends.


================================================================================

PORTFOLIO MANAGERS

Barry H. Evans, CFA
---------------------------------------
Senior vice president of adviser
Joined team in 1995
Joined adviser in 1986
Began career in 1986

Dawn Baillie
---------------------------------------
Joined team in 1998
Joined adviser in 1985
Began career in 1985

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

[The information below was represented by a bar graph in the printed materials.]

--------------------------------------------------------------------------------
 Class B year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
1989    1990    1991    1992     1993     1994     1995    1996     1997   1998

10.55%  6.98%  15.78%   5.30%    7.65%   -5.29%   17.71%   1.29%    8.67%  7.96%

Best quarter: Q3 '91, 6.57%  Worst quarter: Q1 '94, -3.52%


--------------------------------------------------------------------------------
 Average annual total returns -- for periods ending 12/31/98
--------------------------------------------------------------------------------
                                                                         Life of
                                 1 year       5 year       10 year       Class A

 Class A - began 9/30/94         3.80%        --           --            7.79%
 Class B                         2.96%        5.49%        7.40%         --
 Index                           8.49%        6.45%        8.34%         7.69%

Index: Lehman Brothers Government Bond Index, an unmanaged index of U.S. Treasury and government agency bonds.

MAIN RISKS

[Clip Art] The major factor in this fund's performance is interest rates. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.

A fall in worldwide demand for U.S. government securities could also lower the prices of these securities.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, lower-rated bonds have higher credit risks. If certain sectors or investments don't perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o If interest rate movements cause the fund's mortgage-related and callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.
o Junk bonds and foreign securities could make the fund more sensitive to market or economic shifts in the U.S. and abroad.
o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.
o  Certain derivatives could produce disproportionate gains or losses.

Any governmental guarantees on portfolio securities do not apply to these securities' market value or current yield, or to fund shares.



================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. Because Class C shares are new, their expenses are based on Class B expenses.

--------------------------------------------------------------------------------
 Shareholder transaction expenses             Class A      Class B      Class C
--------------------------------------------------------------------------------
 Maximum sales charge (load) on purchases
 as a % of purchase price                     4.50%        none         none
 Maximum deferred sales charge (load)
 as a % of purchase or sale price,
 whichever is less                            none(1)      5.00%        1.00%

--------------------------------------------------------------------------------
 Annual operating expenses                    Class A      Class B      Class C
--------------------------------------------------------------------------------
 Management fee                               0.63%        0.63%        0.63%
 Distribution and service (12b-1) fees        0.25%        1.00%        1.00%
 Other expenses                               0.22%        0.22%        0.22%
 Total fund operating expenses                1.10%        1.85%        1.85%
 Management fee reduction
 (at least until 4/1/00)                      0.13%        0.13%        0.13%
 Annual operating expenses                    0.97%        1.72%        1.72%

 The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
 Expenses                        Year 1       Year 3       Year 5      Year 10
--------------------------------------------------------------------------------
 Class A                         $545         $772         $1,017      $1,719
 Class B - with redemption       $675         $869         $1,189      $1,962
         - without redemption    $175         $569         $  989      $1,962
 Class C - with redemption       $275         $569         $  989      $2,159
         - without redemption    $175         $569         $  989      $2,159

(1) Except for investments of $1 million or more; see "How sales charges are calculated."


FUND CODES

Class A
---------------------------------------
Ticker            JHGIX
CUSIP             41014P854
Newspaper         GvIncA
SEC number        811-3006

Class B
---------------------------------------
Ticker            TSGIX
CUSIP             41014P847
Newspaper         GvIncB
SEC number        811-3006


Class C
---------------------------------------
Ticker            --
CUSIP             41014P797
Newspaper         --
SEC number        811-3006

High Yield Bond Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks to maximize current income without assuming undue risk. Capital appreciation is a secondary goal. In pursuing these goals, the fund normally invests at least 65% of assets in U.S. and foreign bonds rated BBB/Baa or lower and their unrated equivalents. The fund may invest up to 30% of assets in junk bonds rated CC/Ca and their unrated equivalents. There is no limit on the fund's average maturity.


In managing the fund's portfolio, the managers concentrate on industry allocation and securities selection: deciding which types of industries to emphasize at a given time, and then which individual bonds to buy. The managers use top-down analysis to determine which industries may benefit from current and future changes in the economy.

In choosing individual securities, the managers use bottom-up research to find securities that appear comparatively undervalued. The managers look at the financial condition of the issuers as well as the collateralization and other features of the securities themselves.

The managers also look at companies' financing cycles to determine which types of securities (for example, bonds, preferred stocks or common stocks) to favor. The fund typically invests in a broad range of industries, although it may invest up to 40% of assets in electric utilities and telecommunications companies.


The fund may use certain higher-risk investments, including derivatives (investments whose value is based on indices, securities or currencies) and restricted or illiquid securities. In addition, the fund may invest up to 20% of net assets in U.S. and foreign stocks.

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.


================================================================================

PORTFOLIO MANAGERS

Arthur N. Calavritinos, CFA
---------------------------------------
Vice president of adviser
Joined team in 1995
Joined adviser in 1988
Began career in 1986

Frederick L. Cavanaugh, Jr.
---------------------------------------
Senior vice president of adviser
Joined team in 1988
Joined adviser in 1986
Began career in 1975

Janet L. Clay, CFA
---------------------------------------
Vice president of adviser
Joined team in 1998
Joined adviser in 1995
Began career in 1990

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

[The information below was represented by a bar graph in the printed materials.]

--------------------------------------------------------------------------------
 Class B year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
 1989    1990    1991    1992    1993    1994     1995    1996    1997    1998

-5.05%  -6.57%  33.84%  13.33%  21.40%  -6.06%   14.53%  15.13%  16.88%  -11.88%

Best quarter: Q1 '91, 13.37%   Worst quarter: Q3 '98, -18.05%


--------------------------------------------------------------------------------
 Average annual total returns -- for periods ending 12/31/98
--------------------------------------------------------------------------------
                                                                        Life of
                               1 year       5 year      10 year         Class A

 Class A - began 6/30/93      -15.21%       4.82%       --              5.67%
 Class B                      -15.89%       4.75%       7.53%           --
 Index                         1.87%        8.57%       10.55%          8.90%

Index: Lehman Brothers High Yield Bond Index, an unmanaged index of high yield bonds.

MAIN RISKS


[Clip Art] The major factors in the fund's performance are interest rates and credit risk. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.


Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. Junk bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments don't perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political upheavals.
o If interest rate movements cause the fund's callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.
o If the fund concentrates its investments in telecommunications or electric utilities, its performance could be tied more closely to those industries than to the market as a whole.
o Stock investments may go down in value due to stock market movements or negative company or industry events.
o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.
o  Certain derivatives could produce disproportionate gains or losses.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable dividends.

================================================================================

YOUR EXPENSES


[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. Because Class C shares have a short history, their expenses are based on Class B expenses.


--------------------------------------------------------------------------------
 Shareholder transaction expenses             Class A      Class B      Class C
--------------------------------------------------------------------------------
 Maximum sales charge (load) on purchases
 as a % of purchase price                     4.50%        none         none
 Maximum deferred sales charge (load)
 as a % of purchase or sale price,
 whichever is less                            none(1)      5.00%        1.00%

--------------------------------------------------------------------------------
 Annual operating expenses                    Class A      Class B      Class C
--------------------------------------------------------------------------------
 Management fee                               0.52%        0.52%        0.52%
 Distribution and service (12b-1) fees        0.25%        1.00%        1.00%
 Other expenses                               0.20%        0.20%        0.20%
 Total fund operating expenses                0.97%        1.72%        1.72%

 The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
 Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
 Class A                         $545         $745         $  962       $1,586
 Class B - with redemption       $675         $842         $1,133       $1,830
         - without redemption    $175         $542         $  933       $1,830
 Class C - with redemption       $275         $542         $  933       $2,030
         - without redemption    $175         $542         $  933       $2,030

(1) Except for investments of $1 million or more; see "How sales charges are calculated."

FUND CODES

Class A
---------------------------------------
Ticker            JHHBX
CUSIP             41014P839
Newspaper         HiYldA
SEC number        811-3006

Class B
---------------------------------------
Ticker            TSHYX
CUSIP             41014P821
Newspaper         HiYldB
SEC number        811-3006

Class C
---------------------------------------
Ticker            --
CUSIP             41014P813
Newspaper         --
SEC number        811-3006

Intermediate Government Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks a high level of current income consistent with preservation of capital and maintenance of liquidity. In pursuing this goal, the fund normally invests at least 80% of assets in U.S. government and agency securities. Although the fund may invest in bonds of any maturity, it maintains a dollar-weighted average maturity of between three and ten years.


In managing the fund's portfolio, the managers consider interest rate trends to determine which types of bonds to emphasize at a given time. The managers typically favor mortgage-related securities when they anticipate that interest rates will be relatively stable, and favor U.S. Treasuries at other times. The managers also invest in non-Treasury securities to enhance the fund's current yields.

The fund may use certain derivatives (investments whose value is based on indices or other securities), especially in managing its exposure to interest rate risk. It may also invest up to 20% of assets in asset-backed or corporate debt securities in the highest credit category (those rated AAA/Aaa and their unrated equivalents). However, it does not intend to use any of these investments extensively.


In abnormal market conditions, the fund may temporarily invest more than 20% of assets in high-quality short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable dividends.


================================================================================

PORTFOLIO MANAGERS

Barry H. Evans, CFA
---------------------------------------
Senior vice president of adviser
Joined team in 1995
Joined adviser in 1986
Began career in 1986

Dawn Baillie
---------------------------------------
Joined team in 1998
Joined adviser in 1985
Began career in 1985

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indices for reference). This information may help provide an indication of the fund's risks and potential rewards. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

[The information below was represented by a bar graph in the printed materials.]

--------------------------------------------------------------------------------
 Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                          1992    1993    1994     1995    1996    1997    1998

                          6.56%   3.95%   1.07%   10.27%   3.32%   8.79%   8.58%


Best quarter: Q3 '98, 4.85%   Worst quarter: Q1 '96, -1.35%

--------------------------------------------------------------------------------
 Average annual total returns -- for periods ending 12/31/98
--------------------------------------------------------------------------------
                                                            Life of      Life of
                                 1 year        5 year       Class A      Class B

 Class A - began 12/31/91        5.33%         5.70%        5.57%        --
 Class B - began 12/31/91        4.77%         5.62%        --           5.32%
 Index 1                         8.17%         6.12%        6.44%        6.44%
 Index 2                         9.85%         7.18%        6.76%        6.76%

Index 1: Lipper Intermediate U.S. Government Index, an unmanaged index of intermediate-term government bonds.

Index 2: Lehman Brothers Government Bond Index, an unmanaged index of U.S. Treasury and government agency bonds.

MAIN RISKS


[Clip Art] The major factor in this fund's performance is interest rates. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.


A fall in worldwide demand for U.S. government securities could also lower the prices of these securities.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain sectors or investments don't perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o If interest rate movements cause the fund's mortgage-related and callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.
o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.
o  Certain derivatives could produce disproportionate gains or losses.

Any U.S. government guarantees on portfolio securities do not apply to these securities' market value or current yield, or to fund shares.



================================================================================

YOUR EXPENSES


[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. Because Class C shares are new, their expenses are based on Class B expenses.


--------------------------------------------------------------------------------
 Shareholder transaction expenses             Class A      Class B      Class C
--------------------------------------------------------------------------------
 Maximum sales charge (load) on purchases
 as a % of purchase price                     3.00%        none         none
 Maximum deferred sales charge (load)
 as a % of purchase or sale price,
 whichever is less                            none(1)      3.00%        1.00%

--------------------------------------------------------------------------------
 Annual operating expenses                    Class A      Class B      Class C
--------------------------------------------------------------------------------
 Management fee                               0.40%        0.40%        0.40%
 Distribution and service (12b-1) fees        0.25%        1.00%        1.00%
 Other expenses                               0.51%        0.51%        0.51%
 Total fund operating expenses                1.16%        1.91%        1.91%

 The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
 Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
 Class A                         $415         $657         $  919       $1,667
 Class B - with redemption       $494         $800         $1,032       $1,775
         - without redemption    $194         $600         $1,032       $1,775
 Class C - with redemption       $294         $600         $1,032       $2,233
         - without redemption    $194         $600         $1,032       $2,233

(1) Except for investments of $1 million or more; see "How sales charges are calculated."

FUND CODES

Class A
---------------------------------------
Ticker            TAUSX
CUSIP             41014P102
Newspaper         IntGvA
SEC number        811-3006

Class B
---------------------------------------
Ticker            TSUSX
CUSIP             41014P201
Newspaper         --
SEC number        811-3006


Class C
---------------------------------------
Ticker            --
CUSIP             41014P789
Newspaper         --
SEC number        811-3006

Strategic Income Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks a high level of current income. In pursuing this goal, the fund invests primarily in the following types of securities:

o foreign government and corporate debt securities from developed and emerging markets
o  U.S. government and agency securities
o  U.S. junk bonds

Although the fund invests in securities rated as low as CC/Ca and their unrated equivalents, it generally intends to keep its average credit quality in the investment-grade range. There is no limit on the fund's average maturity.

In managing the portfolio, the managers allocate assets among the three major sectors based on analysis of economic factors such as projected international interest rate movements, industry cycles and political trends.

Within each sector, the managers look for securities that are appropriate for the overall portfolio in terms of yield, credit quality, structure and industry distribution. In selecting securities, relative yields and risk/reward ratios are the primary considerations.

The fund may use certain higher-risk investments, including derivatives (investments whose value is based on indices, securities or currencies) and restricted or illiquid securities. In addition, the fund may invest up to 10% of net assets in U.S. or foreign stocks.

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short- term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable dividends.

================================================================================

PORTFOLIO MANAGERS

Frederick L. Cavanaugh, Jr.
---------------------------------------
Senior vice president of adviser
Joined team in 1986
Joined adviser in 1986
Began career in 1975

Arthur N. Calavritinos, CFA
---------------------------------------
Vice president of adviser
Joined team in 1995
Joined adviser in 1988
Began career in 1986

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

[The information below was represented by a bar graph in the printed materials.]

--------------------------------------------------------------------------------
 Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
 1989    1990    1991    1992    1993    1994     1995    1996    1997    1998

-0.41%  -9.83%  33.58%   7.68%  13.93%  -3.02%   18.73%  11.63%  12.67%   5.41%


Best quarter: Q1 '91, 15.09%   Worst quarter: Q3 '90, -6.68%

--------------------------------------------------------------------------------
 Average annual total returns -- for periods ending 12/31/98
--------------------------------------------------------------------------------
                                                                        Life of
                                 1 year        5 year       10 year     Class B

 Class A                         0.61%         7.83%        7.94%       --
 Class B - began 10/4/93        -0.20%         7.78%        --          8.25%
 Index                           9.47%         7.30%        9.33%       6.89%

Index: Lehman Brothers Government/Corporate Bond Index, an unmanaged index of U.S. government, U.S. corporate and Yankee bonds.

MAIN RISKS

[Clip Art] The fund's risk profile depends on its sector allocation. In general, investors should expect fluctuations in share price, yield and total return that are above average for bond funds.


When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.

A fall in worldwide demand for U.S. government securities could also lower the prices of these securities.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, lower-rated bonds have higher credit risks, and their prices can fall on bad news about the economy, an industry or a company. If certain allocation strategies or certain industries or investments don't perform as the fund expects, it could underperform its peers or lose money.


To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political upheavals. These risks are greater in emerging markets.
o If interest rate movements cause the fund's callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.
o Stock investments may go down in value due to stock market movements or negative company or industry events.
o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.
o  Certain derivatives could produce disproportionate gains or losses.



================================================================================

YOUR EXPENSES


[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. Because Class C shares have a short history, their expenses are based on Class B expenses.


--------------------------------------------------------------------------------
 Shareholder transaction expenses             Class A      Class B      Class C
--------------------------------------------------------------------------------
 Maximum sales charge (load) on purchases
 as a % of purchase price                     4.50%        none         none
 Maximum deferred sales charge (load)
 as a % of purchase or sale price,
 whichever is less                            none(1)      5.00%        1.00%

--------------------------------------------------------------------------------
 Annual operating expenses                    Class A      Class B      Class C
--------------------------------------------------------------------------------
 Management fee                               0.40%        0.40%        0.40%
 Distribution and service (12b-1) fees        0.30%        1.00%        1.00%
 Other expenses                               0.22%        0.22%        0.22%
 Total fund operating expenses                0.92%        1.62%        1.62%

 The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
 Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
 Class A                         $540         $730         $  936       $1,530
 Class B - with redemption       $665         $811         $1,081       $1,733
         - without redemption    $165         $511         $  881       $1,733
 Class C - with redemption       $265         $511         $  881       $1,922
         - without redemption    $165         $511         $  881       $1,922

(1) Except for investments of $1 million or more; see "How sales charges are calculated."

FUND CODES

Class A
---------------------------------------
Ticker            JHFIX
CUSIP             410227102
Newspaper         StrIncA
SEC number        811-4651

Class B
---------------------------------------
Ticker            STIBX
CUSIP             410227300
Newspaper         StrIncB
SEC number        811-4651

Class C
---------------------------------------
Ticker            --
CUSIP             410227888
Newspaper         --
SEC number        811-4651

Your account

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS


Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale and distribution of its shares. Your financial representative can help you decide which share class is best for you.


--------------------------------------------------------------------------------
 Class A
--------------------------------------------------------------------------------
o  Front-end sales charges, as described at right.
o Distribution and service (12b-1) fees of 0.25% (0.30% for Bond and Strategic Income).

--------------------------------------------------------------------------------
 Class B
--------------------------------------------------------------------------------
o  No front-end sales charge; all your money goes to work for you right away.
o  Distribution and service (12b-1) fees of 1.00%.
o  A deferred sales charge, as described on following page.


o Automatic conversion to Class A shares after either five years (Intermediate Government) or eight years (all other funds), thus reducing future annual expenses.

--------------------------------------------------------------------------------
 Class C
--------------------------------------------------------------------------------
o  No front-end sales charge; all your money goes to work for you right away.
o  Distribution and service (12b-1) fees of 1.00%.
o A 1.00% contingent deferred sales charge on shares sold within one year of purchase.
o No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Because 12b-1 fees are paid on an ongoing basis, Class B and Class C shareholders could end up paying more expenses over the long term than if they had paid a sales charge.

Investors purchasing $1 million or more of Class B or Class C shares may want to consider the lower operating expenses of Class A shares.

--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

Class A Sales charges are as follows:


--------------------------------------------------------------------------------
 Sales charges - Intermediate Government
--------------------------------------------------------------------------------


                            As a % of       As a % of your
 Your investment            offering price  investment

 Up to $99,999              3.00%           3.09%
 $100,000 - $499,999        2.50%           2.56%
 $500,000 - $999,999        2.00%           2.04%
 $1,000,000 and over        See below

--------------------------------------------------------------------------------
 Sales charges - all other funds
--------------------------------------------------------------------------------
                            As a % of       As a % of your
 Your investment            offering price  investment

 Up to $99,999              4.50%           4.71%
 $100,000 - $249,999        3.75%           3.90%
 $250,000 - $499,999        2.75%           2.83%
 $500,000 - $999,999        2.00%           2.04%
 $1,000,000 and over        See below

Investments of $1 million or more Class A shares are available with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) on any shares sold within one year of purchase, as follows:

--------------------------------------------------------------------------------
 CDSC on $1 million+ investments - all funds
--------------------------------------------------------------------------------
                                            CDSC on shares
 Your investment                            being sold

 First $1M - $4,999,999                     1.00%
 Next $1 - $5M above that                   0.50%
 Next $1 or more above that                 0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the last day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.


14  YOUR ACCOUNT

Class B and Class C Shares are offered at their net asset value per share, without any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares you sell within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:


--------------------------------------------------------------------------------
 Class B deferred charges
--------------------------------------------------------------------------------
                    CDSC on Intermediate     CDSC on all
 Years after        Government shares        other fund shares
 purchase           being sold               being sold

 1st year           3.00%                    5.00%
 2nd year           2.00%                    4.00%
 3rd year           2.00%                    3.00%
 4th year           1.00%                    3.00%
 5th year           none                     2.00%
 6th year           none                     1.00%
 After 6th year     none                     none

--------------------------------------------------------------------------------
 Class C deferred charges
--------------------------------------------------------------------------------
 Years after purchase                    CDSC

 1st year                                1.00%
 After 1st year                          none


For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

CDSC calculations are based on the number of shares involved, not on the value of your account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

o Accumulation Privilege -- lets you add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge. Retirement plans investing $1 million in Class B shares may add that value to Class A purchases to calculate charges.
o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.
o Combination Privilege -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.

To utilize: complete the appropriate section of your application, or contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).

Group Investment Program A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge, no obligation to invest (although initial investments must total at least $250), and individual investors may close their accounts at any time.

To utilize: contact your financial representative or Signature Services to find out how to qualify, or consult the SAI (see the back cover of this prospectus).

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

o to make payments through certain systematic withdrawal plans
o  to make certain distributions from a retirement plan
o  because of shareholder death or disability
o  to purchase a John Hancock Declaration annuity

To utilize: if you think you may be eligible for a CDSC waiver, contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).


                                                                YOUR ACCOUNT  15

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge, as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To utilize: contact your financial representative or Signature Services.

Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

o  selling brokers and their employees and sales representatives
o financial representatives utilizing fund shares in fee-based investment products under signed agreement with John Hancock Funds
o fund trustees and other individuals who are affiliated with these or other John Hancock funds
o individuals transferring assets from an employee benefit plan into a John Hancock fund
o  certain insurance company contract holders (one-year CDSC usually applies)
o participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

To utilize: if you think you may be eligible for a sales charge waiver, contact Signature Services or consult the SAI (see the back cover of this prospectus).

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1  Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

   o  non-retirement account: $1,000
   o  retirement account: $250
   o  group investments: $250
   o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month
   o fee-based clients of selling brokers who placed at least $2 billion in John Hancock funds: $250


3 Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening a trust, corporate or power of attorney account. For more information, please contact your financial representative or call Signature Services at 1-800-225-5291.


4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.


16  YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
            Opening an account                 Adding to an account

By check

[Clip Art] o  Make out a check for the        o  Make out a check for the
              investment amount, payable to      investment amount payable to
              "John Hancock Signature            "John Hancock Signature
              Services, Inc."                    Services, Inc."

           o  Deliver the check and your      o  Fill out the detachable
              completed application to your      investment slip from an
              financial representative, or       account statement. If no slip
              mail them to Signature             is available, include a note
              Services (address below).          specifying the fund name, your
                                                 share class, your account
                                                 number and the name(s) in
                                                 which the account is
                                                 registered.

                                              o  Deliver the check and your
                                                 investment slip or note to
                                                 your financial representative,
                                                 or mail them to Signature
                                                 Services (address below).

By exchange

[Clip Art] o  Call your financial             o  Call your financial
              representative or Signature        representative or Signature
              Services to request an             Services to request an
              exchange.                          exchange.

By wire

[Clip Art] o  Deliver your completed          o  Instruct your bank to wire the
              application to your financial      amount of your investment to:
              representative, or mail it to        First Signature Bank & Trust
              Signature Services.                  Account # 900000260
                                                   Routing # 211475000
           o  Obtain your account number by
              calling your financial          Specify the fund name, your share
              representative or Signature     class, your account number and
              Services.                       the name(s) in which the account
                                              is registered. Your bank may
           o  Instruct your bank to wire the  charge a fee to wire funds.
              amount of your investment to:
                First Signature Bank & Trust
                Account # 900000260
                Routing # 211475000

           Specify the fund name, your
           choice of share class, the new
           account number and the name(s) in
           which the account is registered.
           Your bank may charge a fee to
           wire funds.

By phone

[Clip Art] See "By wire" and "By exchange."   o  Verify that your bank or
                                                 credit union is a member of
                                                 the Automated Clearing House
                                                 (ACH) system.

                                              o  Complete the "Invest By Phone"
                                                 and "Bank Information"
                                                 sections on your account
                                                 application.

                                              o  Call Signature Services to
                                                 verify that these features are
                                                 in place on your account.

                                              o  Tell the Signature Services
                                                 representative the fund name,
                                                 your share class, your account
                                                 number, the name(s) in which
                                                 the account is registered and
                                                 the amount of your investment.

----------------------------------------

Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for instructions and assistance.

----------------------------------------

To open or add to an account using the Monthly Automatic Accumulation Program, see "Additional investor services."


                                                                YOUR ACCOUNT  17

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
                Designed for                    To sell some or all of
                                                your shares

By letter

[Clip Art]      o  Accounts of any type.        o  Write a letter of
                                                   instruction or complete a
                o  Sales of any amount.            stock power indicating the
                                                   fund name, your share class,
                                                   your account number, the
                                                   name(s) in which the account
                                                   is registered and the dollar
                                                   value or number of shares
                                                   you wish to sell.

                                                o  Include all signatures and
                                                   any additional documents
                                                   that may be required (see
                                                   next page).

                                                o  Mail the materials to
                                                   Signature Services.

                                                o  A check will be mailed to
                                                   the name(s) and address in
                                                   which the account is
                                                   registered, or otherwise
                                                   according to your letter of
                                                   instruction.

By phone

[Clip Art]      o  Most accounts.               o  For automated service 24
                                                   hours a day using your
                o  Sales of up to $100,000.        touch-tone phone, call the
                                                   EASI-Line at
                                                   1-800-338-8080.

                                                o  To place your order, call
                                                   your financial representative
                                                   or Signature Services between
                                                   8 A.M. and 4 P.M. Eastern
                                                   Time on most business days.

By wire or electronic funds transfer (EFT)

[Clip Art]      o  Requests by letter to sell   o  To verify that the
                   any amount (accounts of any     telephone redemption
                   type).                          privilege is in place on an
                                                   account, or to request the
                o  Requests by phone to sell       form to add it to an
                   up to $100,000 (accounts        existing account, call
                   with telephone redemption       Signature Services.
                   privileges).
                                                o  Amounts of $1,000 or more
                                                   will be wired on the next
                                                   business day. A $4 fee will
                                                   be deducted from your
                                                   account.

                                                o  Amounts of less than $1,000
                                                   may be sent by EFT or by
                                                   check. Funds from EFT
                                                   transactions are generally
                                                   available by the second
                                                   business day. Your bank may
                                                   charge a fee for this
                                                   service.

By exchange

[Clip Art]      o  Accounts of any type.        o  Obtain a current prospectus
                                                   for the fund into which you
                o  Sales of any amount.            are exchanging by calling
                                                   your financial representative
                                                   or Signature Services.

                                                o  Call your financial
                                                   representative or Signature
                                                   Services to request an
                                                   exchange.

By check

[Clip Art]      o  Government Income,           o  Request checkwriting on your
                   Intermediate Government         account application.
                   and Strategic Income
                   only.                        o  Verify that the shares to be
                                                   sold were purchased more than
                o  Any account with                10 days earlier or were
                   checkwriting privileges.        purchased by wire.

                o  Sales of over $100.          o  Write a check for any amount
                                                   over $100.



18  YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o  your address of record has changed within the past
   30 days
o  you are selling more than $100,000 worth of shares
o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
Seller                                   Requirements for written requests
--------------------------------------------------------------------------------
                                                                      [Clip Art]

Owners of individual, joint, sole        o  Letter of instruction.
proprietorship, UGMA/UTMA (custodial
accounts for minors) or general          o  On the letter, the signatures and
partner accounts.                           titles of all persons authorized to
                                            sign for the account, exactly as
                                            the account is registered.

                                         o  Signature guarantee if applicable
                                            (see above).

Owners of corporate or association       o  Letter of instruction.
accounts.
                                         o  Corporate resolution, certified
                                            within the past 12 months.

                                         o  On the letter and the resolution,
                                            the signature of the person(s)
                                            authorized to sign for the account.

                                         o  Signature guarantee if applicable
                                            (see above).

Owners or trustees of trust accounts.    o  Letter of instruction.

                                         o  On the letter, the signature(s) of
                                            the trustee(s).

                                         o  Provide a copy of the trust
                                            document certified within the past
                                            12 months.

                                         o  Signature guarantee if applicable
                                            (see above).

Joint tenancy shareholders with rights   o  Letter of instruction signed by
of surviorship whose co-tenants are         surviving tenant.
deceased.
                                         o  Copy of death certificate.

                                         o  Signature guarantee if applicable
                                            (see above).

Executors of shareholder estates.        o  Letter of instruction signed by
                                            executor.

                                         o  Copy of order appointing executor,
                                            certified within the past 12
                                            months.

                                         o  Signature guarantee if applicable
                                            (see above).

Administrators, conservators,            o  Call 1-800-225-5291 for
guardians and other sellers or account      instructions.
types not listed above.

----------------------------------------

Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for instructions and assistance.

----------------------------------------

To sell shares through a systematic withdrawal plan, see "Additional investor services."


                                                                YOUR ACCOUNT  19

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value per share (NAV) for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The funds use market prices in valui ng portfolio securities, but may use fair-value estimates if reliable market prices are unavailable.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.


Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.


At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical. Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate as they had before the exchange, except that the rate will change to the new fund's rate if that rate is higher. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.

To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties that, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. A fund may also refuse any exchange order. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Certificated shares Most shares are electronically recorded. If you wish to have certificates for your shares, please write to Signature Services. Certificated shares can only be sold by returning the certificates to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance
o  after any changes of name or address of the registered owner(s)
o  in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The funds generally declare dividends daily and pay them monthly. Capital gains, if any, are distributed annually, typically after the end of a fund's fiscal year. Most of these funds' dividends are income dividends. Your dividends begin accruing the day after the fund receives payment and continue through the day your shares are actually sold.

Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends mailed to you. However, if the check is not deliverable, your dividends will be reinvested.


20  YOUR ACCOUNT

Taxability of dividends Dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.


Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, Signature Services may charge you $10 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.


Year 2000 compliance The adviser and the funds' service providers are taking steps to address any year 2000-related computer problems. However, there is some risk that these problems could disrupt the issuers in which the funds invest, the funds' operations or financial markets generally.


--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o  Complete the appropriate parts of your account application.
o If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o  Make sure you have at least $5,000 worth of shares in your account.
o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).
o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.
o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.
o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans John Hancock Funds offers a range of retirement plans, including traditional, Roth and Education IRAs, SIMPLE plans, SEPs, 401(k) plans and other pension and profit-sharing plans. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.


                                                                YOUR ACCOUNT  21

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the John Hancock income funds. Each fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.


The trustees of the Government Income, High Yield Bond and Intermediate Government funds have the power to change these funds' respective investment goals without shareholder approval.

Management fees The management fees paid to the investment adviser by the John Hancock income funds last fiscal year are as follows:

--------------------------------------------------------------------------------
 Fund                                      % of net assets
--------------------------------------------------------------------------------
 Bond                                      0.50%
 Government Income                         0.63%
 High Yield Bond                           0.52%
 Intermediate Government                   0.40%
 Strategic Income                          0.40%


   [The following information was represented as a flow chart in the printed material.]

                                -----------------
                                  Shareholders
                                -----------------

  Distribution and
shareholder services

                -------------------------------------------------
                          Financial services firms and
                             their representatives

                     Advise current and prospective share-
                    holders on their fund investments, often
                  in the context of an overall financial plan.
                -------------------------------------------------

                -------------------------------------------------
                             Principal distributor

                            John Hancock Funds, Inc.

                    Markets the funds and distributes shares
                  through selling brokers, financial planners
                      and other financial representatives.
                -------------------------------------------------

             ------------------------------------------------------
                                 Transfer agent

                      John Hancock Signature Services, Inc.

                Handles shareholder services, including record-
               keeping and statements, distribution of dividends,
                    and processing of buy and sell requests.
             ------------------------------------------------------

                      ------------------------------------
                               Investment adviser

                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                             Boston, MA 02199-7603

                        Manages the funds' business and
                             investment activities.
                      ------------------------------------

                      ------------------------------------
                                   Custodian

                           Investors Bank & Trust Co.

                      Holds the funds' assets, settles all
                     portfolio trades and collects most of
                        the valuation data required for
                          calculating each fund's NAV.
                      ------------------------------------

                                                                         Asset
                                                                      management
                      ------------------------------------
                                    Trustees

                         Oversee the funds' activities.
                      ------------------------------------


22  FUND DETAILS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

These tables detail the performance of each fund's share classes, including total return information showing how much an investment in the fund has increased or decreased each year.

Bond Fund

Figures audited by Ernst & Young LLP.

-----------------------------------------------------------------------------------------------------------------------------
 Class A - period ended:                                               12/93            12/94         12/95            12/96
-----------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
 Net asset value, beginning of period                                 $15.29           $15.53        $13.90           $15.40
 Net investment income (loss)                                           1.14             1.12          1.12             1.09
 Net realized and unrealized gain (loss) on investments and
 financial futures contracts                                            0.62            (1.55)         1.50            (0.50)
 Total from investment operations                                       1.76            (0.43)         2.62             0.59
 Less distributions:
    Dividends from net investment income                               (1.14)           (1.12)        (1.12)           (1.09)
    Distributions from net realized gain on investments sold
    and financial futures contracts                                    (0.38)           (0.08)           --               --
    Total distributions                                                (1.52)           (1.20)        (1.12)           (1.09)
 Net asset value, end of period                                       $15.53           $13.90        $15.40           $14.90
 Total investment return at net asset value(3) (%)                     11.80            (2.75)        19.40             4.11
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)                      1,505,754        1,326,058     1,535,204        1,416,116
 Ratio of expenses to average net assets (%)                            1.41             1.26          1.13             1.14
 Ratio of net investment income (loss) to average net assets (%)        7.18             7.74          7.58             7.32
 Portfolio turnover rate (%)                                             107               85           103(6)           123

-----------------------------------------------------------------------------------------------------------------------------
 Class B - period ended:                                               12/93(7)         12/94         12/95            12/96
-----------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
 Net asset value, beginning of period                                 $15.90           $15.52        $13.90           $15.40
 Net investment income (loss)                                           0.11             1.04          1.02             0.98
 Net realized and unrealized gain (loss) on investments and
 financial futures contracts                                              --            (1.54)         1.50            (0.50)
 Total from investment operations                                       0.11            (0.50)         2.52             0.48
 Less distributions:
    Dividends from net investment income                               (0.11)           (1.04)        (1.02)           (0.98)
    Distributions from net realized gain on investments sold
    and financial futures contracts                                    (0.38)           (0.08)           --               --
    Total distributions                                                (0.49)           (1.12)        (1.02)           (0.98)
 Net asset value, end of period                                       $15.52           $13.90        $15.40           $14.90
 Total investment return at net asset value(3) (%)                      0.90(4)         (3.13)        18.66             3.38
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)                          4,125           40,299        98,739          134,112
 Ratio of expenses to average net assets (%)                            1.63(5)          1.78          1.75             1.84
 Ratio of net investment income (loss) to average net assets (%)        0.57(5)          7.30          6.87             6.62
 Portfolio turnover rate (%)                                             107               85           103(6)           123

-------------------------------------------------------------------------------------------------------------------
 Class A - period ended:                                                  5/97(1)          5/98            11/98(8)
-------------------------------------------------------------------------------------------------------------------
 Per share operating performance
 Net asset value, beginning of period                                   $14.90           $14.78           $15.25
 Net investment income (loss)                                             0.44             1.05(2)          0.49(2)
 Net realized and unrealized gain (loss) on investments and
 financial futures contracts                                             (0.12)            0.47             0.09
 Total from investment operations                                         0.32             1.52             0.58
 Less distributions:
    Dividends from net investment income                                 (0.44)           (1.05)           (0.49)
    Distributions from net realized gain on investments sold
    and financial futures contracts                                         --               --               --
    Total distributions                                                  (0.44)           (1.05)           (0.49)
 Net asset value, end of period                                         $14.78           $15.25           $15.34
 Total investment return at net asset value(3) (%)                        2.22(4)         10.54             3.87(4)
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)                        1,361,924        1,327,728        1,336,017
 Ratio of expenses to average net assets (%)                              1.11(5)          1.08             1.08(5)
 Ratio of net investment income (loss) to average net assets (%)          7.38(5)          6.90             6.35(5)
 Portfolio turnover rate (%)                                                58              198              122

-------------------------------------------------------------------------------------------------------------------
 Class B - period ended:                                                  5/97(1)          5/98            11/98(8)
-------------------------------------------------------------------------------------------------------------------
 Per share operating performance
 Net asset value, beginning of period                                   $14.90           $14.78           $15.25
 Net investment income (loss)                                             0.40             0.95(2)          0.43(2)
 Net realized and unrealized gain (loss) on investments and
 financial futures contracts                                             (0.12)            0.47             0.09
 Total from investment operations                                         0.28             1.42             0.52
 Less distributions:
    Dividends from net investment income                                 (0.40)           (0.95)           (0.43)
    Distributions from net realized gain on investments sold
    and financial futures contracts                                         --               --               --
    Total distributions                                                  (0.40)           (0.95)           (0.43)
 Net asset value, end of period                                         $14.78           $15.25           $15.34
 Total investment return at net asset value(3) (%)                        1.93(4)          9.78             3.51(4)
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)                          132,885          165,983          218,417
 Ratio of expenses to average net assets (%)                              1.81(5)          1.78             1.78(5)
 Ratio of net investment income (loss) to average net assets (%)          6.68(5)          6.18             5.65(5)
 Portfolio turnover rate (%)                                                58              198              122

--------------------------------------------------------------------------------
Class C - period ended:                                            11/98(7,8)
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                  $15.61
Net investment income (loss)                                            0.14
Net realized and unrealized gain (loss) on investments,
foreign currency transactions and financial futures contracts          (0.27)
Total from investment operations                                       (0.13)
Less distributions:
   Dividends from net investment income                                (0.14)
Net asset value, end of period                                        $15.34
Total investment return at net asset value(3) (%)                      (0.85)(4)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                           1,435
Ratio of expenses to average net assets (%)                             1.78(5)
Ratio of net investment income (loss) to average net assets (%)         5.65(5)
Portfolio turnover rate (%)                                              122

(1) Effective May 31, 1997, the fiscal year end changed from December 31 to May 31.

(2)   Based on the average of the shares outstanding at the end of each month.

(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(4)   Not annualized.

(5)   Annualized.

(6)   Portfolio turnover rate excludes merger activity.

(7) Class B shares began operations on November 23, 1993. Class C shares began operations on October 1, 1998.

(8)   Unaudited.


                                                                FUND DETAILS  23

Government Income Fund

Figures audited by Ernst & Young LLP.

------------------------------------------------------------------------------------------------------------------------------
 Class A - period ended:                                                        10/94(1)            10/95(2)          10/96
------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
 Net asset value, beginning of period                                           $8.85               $8.75             $9.32
 Net investment income (loss)(2)                                                 0.06                0.72              0.65(4)
 Net realized and unrealized gain (loss) on investments, options
 and financial futures contracts                                                (0.10)               0.57             (0.25)
 Total from investment operations                                               (0.04)               1.29              0.40
 Less distributions:
    Dividends from net investment income                                        (0.06)              (0.72)            (0.65)
 Net asset value, end of period                                                 $8.75               $9.32             $9.07
 Total investment return at net asset value(5) (%)                              (0.45)(6,7)         15.32(7)           4.49
 Total adjusted investment return at net asset value(5) (%)                     (0.46)(6)           15.28                --
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)                                     223             470,569           396,323
 Ratio of expenses to average net assets(7) (%)                                  0.12(6)             1.19              1.17
 Ratio of net investment income (loss) to average net assets(7) (%)              0.71(6)             7.38              7.10
 Portfolio turnover rate (%)                                                       92                 102(9)            106
 Debt outstanding at end of period (000s omitted)(10) ($)                          --                  --                --
 Average daily debt outstanding during the period (000s omitted)(10) ($)          349                 N/A               N/A
 Average monthly shares outstanding during the period (000s omitted)           28,696                 N/A               N/A
 Average daily debt outstanding per share during the period(10) ($)              0.01                 N/A               N/A

------------------------------------------------------------------------------------------------------------------------------
 Class B - period ended:                                                        10/93               10/94             10/95(2)
------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
 Net asset value, beginning of period                                           $9.83              $10.05             $8.75
 Net investment income (loss)                                                    0.70                0.65              0.65
 Net realized and unrealized gain (loss) on investments, options
 and financial futures contracts                                                 0.24               (1.28)             0.57
 Total from investment operations                                                0.94               (0.63)             1.22
 Less distributions:
    Dividends from net investment income                                        (0.72)              (0.65)            (0.65)
    Distributions from net realized gain on investments sold                       --               (0.02)               --
    Total distributions                                                         (0.72)              (0.67)            (0.65)
 Net asset value, end of period                                                $10.05               $8.75             $9.32
 Total investment return at net asset value(5) (%)                               9.86(7)            (6.42)(7)         14.49(7)
 Total adjusted investment return at net asset value(5) (%)                      9.85               (6.43)            14.47
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)                                 293,413             241,061           226,954
 Ratio of expenses to average net assets (%)                                     2.00(7)             1.93(7)           1.89(7)
 Ratio of net investment income (loss) to average net assets (%)                 7.06(7)             6.98(7)           7.26(7)
 Portfolio turnover rate (%)                                                      138                  92               102(9)
 Debt outstanding at end of period (000s omitted)(10) ($)                          --                  --                --
 Average daily debt outstanding during the period (000s omitted)(10) ($)          503                 349               N/A
 Average monthly shares outstanding during the period (000s omitted)           26,378              28,696               N/A
 Average daily debt outstanding per share during the period(10) ($)              0.02                0.01               N/A


------------------------------------------------------------------------------------------------------------------------------------
 Class A - period ended:                                                                      5/97(3)         5/98         11/98(11)
------------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
 Net asset value, beginning of period                                                        $9.07           $8.93         $9.25
 Net investment income (loss)(2)                                                              0.37(4)         0.62(4)       0.29(4)
 Net realized and unrealized gain (loss) on investments, options
 and financial futures contracts                                                             (0.14)           0.32          0.21
 Total from investment operations                                                             0.23            0.94          0.50
 Less distributions:
    Dividends from net investment income                                                     (0.37)          (0.62)        (0.29)
 Net asset value, end of period                                                              $8.93           $9.25         $9.46
 Total investment return at net asset value(5) (%)                                            2.57(6)        10.82          5.53(6)
 Total adjusted investment return at net asset value(5) (%)                                     --              --            --
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)                                              359,758         339,572       349,102
 Ratio of expenses to average net assets(7) (%)                                               1.13(8)         1.10          1.10(8)
 Ratio of net investment income (loss) to average net assets(7) (%)                           7.06(8)         6.79          6.22(8)
 Portfolio turnover rate (%)                                                                   129             106           107
 Debt outstanding at end of period (000s omitted)(10) ($)                                       --              --            --
 Average daily debt outstanding during the period (000s omitted)(10) ($)                       N/A             N/A           N/A
 Average monthly shares outstanding during the period (000s omitted)                           N/A             N/A           N/A
 Average daily debt outstanding per share during the period(10) ($)                            N/A             N/A           N/A

------------------------------------------------------------------------------------------------------------------------------------
 Class B - period ended:                                                     10/96            5/97(3)         5/98         11/98(11)
------------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
 Net asset value, beginning of period                                        $9.32           $9.08           $8.93         $9.25
 Net investment income (loss)                                                 0.58(4)         0.33(4)         0.55(4)       0.26(4)
 Net realized and unrealized gain (loss) on investments, options
 and financial futures contracts                                             (0.24)          (0.15)           0.32          0.21
 Total from investment operations                                             0.34            0.18            0.87          0.47
 Less distributions:
    Dividends from net investment income                                     (0.58)          (0.33)          (0.55)        (0.26)
    Distributions from net realized gain on investments sold                    --              --              --            --
    Total distributions                                                      (0.58)          (0.33)          (0.55)        (0.26)
 Net asset value, end of period                                              $9.08           $8.93           $9.25         $9.46
 Total investment return at net asset value(5) (%)                            3.84            2.02(6)        10.01          5.15(6)
 Total adjusted investment return at net asset value(5) (%)                     --              --              --            --
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)                              178,124         153,390         117,830       148,523
 Ratio of expenses to average net assets (%)                                  1.90            1.86(8)         1.85          1.83(8)
 Ratio of net investment income (loss) to average net assets (%)              6.37            6.32(8)         6.05          5.49(8)
 Portfolio turnover rate (%)                                                   106             129             106           107
 Debt outstanding at end of period (000s omitted)(10) ($)                       --              --              --            --
 Average daily debt outstanding during the period (000s omitted)(10) ($)       N/A             N/A             N/A           N/A
 Average monthly shares outstanding during the period (000s omitted)           N/A             N/A             N/A           N/A
 Average daily debt outstanding per share during the period(10) ($)            N/A             N/A             N/A           N/A


(1)   Class A shares began operations on September 30, 1994.

(2) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund.

(3)   Effective May 31, 1997, the fiscal year end changed from October 31 to May
      31.

(4)   Based on the average of the shares outstanding at the end of each month.

(5) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(6)   Not annualized.

(7) Excludes interest expense, which equalled 0.01% and 0.04% for Class A for the years ended October 31, 1994 and 1995, respectively, and 0.01%, 0.01% and 0.02% for Class B for the years ended October 31, 1993, 1994 and 1995, respectively.

(8)   Annualized.

(9)   Portfolio turnover rate excludes merger activity.

(10) Debt outstanding consists of reverse repurchase agreements entered into during the year.

(11)  Unaudited.


24  FUND DETAILS

High Yield Bond Fund

Figures audited by Ernst & Young LLP.

-------------------------------------------------------------------------------------------------------------------------------
 Class A - period ended:                                               10/93(1)         10/94            10/95(2)      10/96
-------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
 Net asset value, beginning of period                                  $8.10            $8.23            $7.33         $7.20
 Net investment income (loss)                                           0.33             0.80(4)          0.72          0.76(4)
 Net realized and unrealized gain (loss) on investments                 0.09            (0.83)           (0.12)         0.35
 Total from investment operations                                       0.42            (0.03)            0.60          1.11
 Less distributions:
    Dividends from net investment income                               (0.29)           (0.82)           (0.73)        (0.76)
    Distributions from net realized gain on investments sold              --            (0.05)              --            --
    Total distributions                                                (0.29)           (0.87)           (0.73)        (0.76)
 Net asset value, end of period                                        $8.23            $7.33            $7.20         $7.55
 Total investment return at net asset value(5) (%)                      4.96(6)         (0.59)            8.83         16.06
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)                          2,344           11,696           26,452        52,792
 Ratio of expenses to average net assets (%)                            0.91(7)          1.16             1.16          1.10
 Ratio of net investment income (loss) to average net assets (%)       12.89(7)         10.14            10.23         10.31
 Portfolio turnover rate (%)                                             204              153               98           113

-------------------------------------------------------------------------------------------------------------------------------
 Class B - period ended:                                               10/93            10/94            10/95(2)      10/96
-------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
 Net asset value, beginning of period                                  $7.43            $8.23            $7.33         $7.20
 Net investment income (loss)                                           0.80             0.74(4)          0.67          0.70(4)
 Net realized and unrealized gain (loss) on investments                 0.75            (0.83)           (0.13)         0.35
 Total from investment operations                                       1.55            (0.09)            0.54          1.05
 Less distributions:
    Dividends from net investment income                               (0.75)           (0.76)           (0.67)        (0.70)
    Distributions from net realized gain on investments sold              --            (0.05)              --            --
    Total distributions                                                (0.75)           (0.81)           (0.67)        (0.70)
 Net asset value, end of period                                        $8.23            $7.33            $7.20         $7.55
 Total investment return at net asset value(5) (%)                     21.76            (1.33)            7.97         15.24
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)                        154,214          160,739          180,586       242,944
 Ratio of expenses to average net assets (%)                            2.08             1.91             1.89          1.82
 Ratio of net investment income (loss) to average net assets (%)       10.07             9.39             9.42          9.49
 Portfolio turnover rate (%)                                             204              153               98           113


-----------------------------------------------------------------------------------------------------------------------
 Class A - period ended:                                                     5/97(3)          5/98            11/98(8)
-----------------------------------------------------------------------------------------------------------------------
 Per share operating performance
 Net asset value, beginning of period                                       $7.55            $7.87            $8.26
 Net investment income (loss)                                                0.45             0.78(4)          0.39(4)
 Net realized and unrealized gain (loss) on investments                      0.32             0.51            (1.69)
 Total from investment operations                                            0.77             1.29            (1.30)
 Less distributions:
    Dividends from net investment income                                    (0.45)           (0.78)           (0.39)
    Distributions from net realized gain on investments sold                   --            (0.12)              --
    Total distributions                                                     (0.45)           (0.90)           (0.39)
 Net asset value, end of period                                             $7.87            $8.26            $6.57
 Total investment return at net asset value(5) (%)                          10.54(6)         17.03           (15.85)(6)
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)                              97,925          273,277          267,167
 Ratio of expenses to average net assets (%)                                 1.05(7)          0.97             0.95(7)
 Ratio of net investment income (loss) to average net assets (%)            10.19(7)          9.33            10.84(7)
 Portfolio turnover rate (%)                                                   78              100               25

-----------------------------------------------------------------------------------------------------------------------
 Class B - period ended:                                                     5/97(3)          5/98            11/98(8)
-----------------------------------------------------------------------------------------------------------------------
 Per share operating performance
 Net asset value, beginning of period                                       $7.55            $7.87            $8.26
 Net investment income (loss)                                                0.42             0.71(4)          0.36(4)
 Net realized and unrealized gain (loss) on investments                      0.32             0.51            (1.69)
 Total from investment operations                                            0.74             1.22            (1.33)
 Less distributions:
    Dividends from net investment income                                    (0.42)           (0.71)           (0.36)
    Distributions from net realized gain on investments sold                   --            (0.12)              --
    Total distributions                                                     (0.42)           (0.83)           (0.36)
 Net asset value, end of period                                             $7.87            $8.26            $6.57
 Total investment return at net asset value(5) (%)                          10.06(6)         16.16           (16.19)(6)
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)                             379,024          798,170          767,247
 Ratio of expenses to average net assets (%)                                 1.80(7)          1.72             1.70(7)
 Ratio of net investment income (loss) to average net assets (%)             9.45(7)          8.62            10.09(7)
 Portfolio turnover rate (%)                                                   78              100               25

------------------------------------------------------------------------------------------------
 Class C - period ended:                                             5/98(1)        11/98(8)
------------------------------------------------------------------------------------------------
 Per share operating performance
 Net asset value, beginning of period                                  $8.45           $8.26
 Net investment income (loss)(4)                                        0.06            0.36
 Net realized and unrealized gain (loss) on investments                (0.19)          (1.69)
 Total from investment operations                                      (0.13)          (1.33)
 Less distributions:
    Dividends from net investment income                               (0.06)          (0.36)
    Distributions from net realized gain on investments sold              --              --
    Total distributions                                                (0.06)          (0.36)
 Net asset value, end of period                                        $8.26           $6.57
 Total investment return at net asset value(5) (%)                     (1.59)(6)      (16.20)(6)
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)                          3,195          19,022
 Ratio of expenses to average net assets (%)                            1.72(7)         1.70(7)
 Ratio of net investment income (loss) to average net assets (%)        6.70(7)        10.09(7)
 Portfolio turnover rate (%)                                             100              25


(1) Class A shares began operations on June 30, 1993. Class C shares began operations on May 1, 1998.

(2) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund.

(3)   Effective May 31, 1997, the fiscal year end changed from October 31 to May
      31.

(4)   Based on the average of the shares outstanding at the end of each month.

(5) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(6)   Not annualized.

(7)   Annualized.

(8)   Unaudited.


                                                                FUND DETAILS  25

Intermediate Government Fund

Figures audited by Ernst & Young LLP.

---------------------------------------------------------------------------------------------------------------------------
 Class A - period ended:                                                           3/94            3/95(1)         3/96
---------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
 Net asset value, beginning of period                                            $10.05           $9.89           $9.79
 Net investment income (loss)                                                      0.41            0.49            0.62
 Net realized and unrealized gain (loss) on investments                           (0.16)          (0.11)          (0.08)
 Total from investment operations                                                  0.25            0.38            0.54
 Less distributions:
    Dividends from net investment income                                          (0.41)          (0.48)          (0.64)
    Distributions from net realized gain on investments sold                         --              --              --
    Total distributions                                                           (0.41)          (0.48)          (0.64)
 Net asset value, end of period                                                   $9.89           $9.79           $9.69
 Total investment return at net asset value(4) (%)                                 2.51            3.98            5.60
 Total adjusted investment return at net asset value(4,5) (%)                      2.27            3.43            4.83
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)                                    24,310          12,950          29,024
 Ratio of expenses to average net assets (%)                                       0.75(7)         0.80(7)         0.75(7)
 Ratio of adjusted expenses to average net assets(9) (%)                           0.99(7)         1.35(7)         1.45(7)
 Ratio of net investment income (loss) to average net assets (%)                   4.09            4.91            6.49
 Ratio of adjusted net investment income (loss) to average assets(9) (%)           3.85            4.36            5.79
 Fee reduction per share(3) ($)                                                    0.02            0.05            0.07
 Portfolio turnover rate (%)                                                        244             341             423(10)

---------------------------------------------------------------------------------------------------------------------------
 Class B - period ended:                                                           3/94            3/95(1)         3/96
---------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
 Net asset value, beginning of period                                            $10.05           $9.89           $9.79
 Net investment income (loss)                                                      0.34            0.43            0.57
 Net realized and unrealized gain (loss) on investments                           (0.16)          (0.11)          (0.10)
 Total from investment operations                                                  0.18            0.32            0.47
 Less distributions:
    Dividends from net investment income                                          (0.34)          (0.42)          (0.57)
    Distributions from net realized gain on investments sold                         --              --              --
    Total distributions                                                           (0.34)          (0.42)          (0.57)
 Net asset value, end of period                                                   $9.89           $9.79           $9.69
 Total investment return at net asset value(4) (%)                                 1.85            3.33            4.92
 Total adjusted investment return at net asset value(4,5) (%)                      1.61            2.78            4.15
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)                                    11,626           9,506           8,532
 Ratio of expenses to average net assets (%)                                       1.40(7)         1.45(7)         1.40(7)
 Ratio of adjusted expenses to average net assets(9) (%)                           1.64(7)         2.00(7)         2.10(7)
 Ratio of net investment income (loss) to average net assets (%)                   3.44            4.26            5.80
 Ratio of adjusted net investment income (loss) to average net assets(9) (%)       3.20            3.71            5.10
 Fee reduction per share(3) ($)                                                    0.02            0.05            0.07
 Portfolio turnover rate (%)                                                        244             341             423(10)

------------------------------------------------------------------------------------------------------------------------------------
 Class A - period ended:                                                        3/97         5/97(2)         5/98          11/98(11)
------------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
 Net asset value, beginning of period                                          $9.69        $9.37           $9.46          $9.72
 Net investment income (loss)                                                   0.67         0.11(3)         0.62(3)        0.30(3)
 Net realized and unrealized gain (loss) on investments                        (0.25)        0.09            0.26           0.23
 Total from investment operations                                               0.42         0.20            0.88           0.53
 Less distributions:
    Dividends from net investment income                                       (0.66)       (0.11)          (0.62)         (0.30)
    Distributions from net realized gain on investments sold                   (0.08)          --              --             --
    Total distributions                                                        (0.74)       (0.11)          (0.62)         (0.30)
 Net asset value, end of period                                                $9.37        $9.46           $9.72          $9.95
 Total investment return at net asset value(4) (%)                              4.56         2.13(6)         9.56           5.51(6)
 Total adjusted investment return at net asset value(4,5) (%)                   4.19         1.93(6)         9.49             --
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)                                 22,043       22,755         163,358        171,864
 Ratio of expenses to average net assets (%)                                    0.75         0.75(8)         1.09           1.09(8)
 Ratio of adjusted expenses to average net assets(9) (%)                        1.12         1.92(8)         1.16             --
 Ratio of net investment income (loss) to average net assets (%)                6.99         7.07(8)         6.43           5.99(8)
 Ratio of adjusted net investment income (loss) to average assets(9) (%)        6.62         5.90(8)         6.36             --
 Fee reduction per share(3) ($)                                                 0.04         0.02            0.01             --
 Portfolio turnover rate (%)                                                     427           77             250(10)        126

------------------------------------------------------------------------------------------------------------------------------------
 Class B - period ended:                                                        3/97         5/97(2)         5/98          11/98(11)
------------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
 Net asset value, beginning of period                                          $9.69        $9.37           $9.46          $9.72
 Net investment income (loss)                                                   0.60         0.10(3)         0.55(3)        0.26(3)
 Net realized and unrealized gain (loss) on investments                        (0.24)        0.09            0.26           0.23
 Total from investment operations                                               0.36         0.19            0.81           0.49
 Less distributions:
    Dividends from net investment income                                       (0.60)       (0.10)          (0.55)         (0.26)
    Distributions from net realized gain on investments sold                   (0.08)          --              --             --
    Total distributions                                                        (0.68)       (0.10)          (0.55)         (0.26)
 Net asset value, end of period                                                $9.37        $9.46           $9.72          $9.95
 Total investment return at net asset value(4) (%)                              3.84         2.01(6)         8.74           5.12(6)
 Total adjusted investment return at net asset value(4,5) (%)                   3.47         1.81(6)         8.67             --
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)                                  6,779        6,451          19,113         49,494
 Ratio of expenses to average net assets (%)                                    1.43         1.50(8)         1.84           1.84(8)
 Ratio of adjusted expenses to average net assets(9) (%)                        1.80         2.67(8)         1.91             --
 Ratio of net investment income (loss) to average net assets (%)                6.30         6.04(8)         5.66           5.24(8)
 Ratio of adjusted net investment income (loss) to average net assets(9) (%)    5.93         4.87(8)         5.59             --
 Fee reduction per share(3) ($)                                                 0.04         0.02            0.01             --
 Portfolio turnover rate (%)                                                     427           77             250(10)        126


(1) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund.

(2)   Effective May 31, 1997, the fiscal year end changed from March 31 to May
      31.

(3)   Based on the average of the shares outstanding at the end of each month.

(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.

(6)   Not annualized.

(7) Beginning on December 31, 1991 (commencement of operations) through March 31, 1995, the expenses used in the ratios represented the expenses of the fund plus expenses incurred indirectly from John Hancock Adjustable U.S. Government Fund (the "Portfolio"), the mutual fund in which the fund invested all of its assets. The expenses used in the ratios for the fiscal year ended March 31, 1996 include the expenses of the Portfolio through September 22, 1995.

(8)   Annualized.

(9)   Unreimbursed, without fee reduction.

(10)  Portfolio turnover rate excludes merger activity.

(11)  Unaudited.


26  FUND DETAILS

Strategic Income Fund

Figures audited by PricewaterhouseCoopers LLP.

------------------------------------------------------------------------------------------------------------------------------
 Class A - period ended:                                               5/94            5/95            5/96            5/97
------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
 Net asset value, beginning of period                                 $7.55           $7.17           $7.15           $7.27
 Net investment income (loss)                                          0.68            0.64            0.66(1)         0.64(1)
 Net realized and unrealized gain (loss) on investments,
 foreign currency transactions and financial futures contracts        (0.33)          (0.02)           0.12            0.27
 Total from investment operations                                      0.35            0.62            0.78            0.91
 Less distributions:
    Dividends from net investment income                              (0.58)          (0.55)          (0.66)          (0.64)
    Distributions in excess of net investment income                  (0.05)             --              --              --
    Distributions from net realized gain on investments sold             --              --              --              --
    Distributions from capital paid-in                                (0.10)          (0.09)             --              --
    Total distributions                                               (0.73)          (0.64)          (0.66)          (0.64)
 Net asset value, end of period                                       $7.17           $7.15           $7.27           $7.54
 Total investment return at net asset value(2) (%)                     4.54            9.33           11.37           12.99
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)                       335,261         327,876         369,127         416,916
 Ratio of expenses to average net assets (%)                           1.32            1.09            1.03            1.00
 Ratio of net investment income (loss) to average net assets (%)       8.71            9.24            9.13            8.61
 Portfolio turnover rate (%)                                             91              55              78             132

------------------------------------------------------------------------------------------------------------------------------
 Class B - period ended:                                               5/94(3)         5/95            5/96            5/97
------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
 Net asset value, beginning of period                                 $7.58           $7.17           $7.15           $7.27
 Net investment income (loss)                                          0.40            0.60(1)         0.61(1)         0.59
 Net realized and unrealized gain (loss) on investments,
 foreign currency transactions and financial futures contracts        (0.41)          (0.02)           0.12            0.27
 Total from investment operations                                     (0.01)           0.58            0.73            0.86
 Less distributions:
    Dividends from net investment income                              (0.32)          (0.52)          (0.61)          (0.59)
    Distributions in excess of net investment income                  (0.03)             --              --              --
    Distributions from net realized gain on investments sold             --              --              --              --
    Distributions from capital paid-in                                (0.05)          (0.08)             --              --
    Total distributions                                               (0.40)          (0.60)          (0.61)          (0.59)
 Net asset value, end of period                                       $7.17           $7.15           $7.27           $7.54
 Total investment return at net asset value(2) (%)                    (0.22)(4)        8.58           10.61           12.21
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)                        77,691         134,527         206,751         328,487
 Ratio of expenses to average net assets (%)                           1.91(5)         1.76            1.73            1.70
 Ratio of net investment income (loss) to average net assets (%)       8.12(5)         8.55            8.42            7.90
 Portfolio turnover rate (%)                                             91              55              78             132

--------------------------------------------------------------------------------------------------
 Class A - period ended:                                                   5/98           11/98(8)
--------------------------------------------------------------------------------------------------
 Per share operating performance
 Net asset value, beginning of period                                     $7.54           $7.84
 Net investment income (loss)                                              0.64(1)         0.30(1)
 Net realized and unrealized gain (loss) on investments,
 foreign currency transactions and financial futures contracts             0.34           (0.26)
 Total from investment operations                                          0.98            0.04
 Less distributions:
    Dividends from net investment income                                  (0.64)          (0.30)
    Distributions in excess of net investment income                         --              --
    Distributions from net realized gain on investments sold              (0.04)             --
    Distributions from capital paid-in                                       --              --
    Total distributions                                                   (0.68)          (0.30)
 Net asset value, end of period                                           $7.84           $7.58
 Total investment return at net asset value(2) (%)                        13.43            0.59(4)
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)                           489,375         505,719
 Ratio of expenses to average net assets (%)                               0.92            0.88(5)
 Ratio of net investment income (loss) to average net assets (%)           8.20            7.87(5)
 Portfolio turnover rate (%)                                                112              35

--------------------------------------------------------------------------------------------------
 Class B - period ended:                                                   5/98           11/98(8)
--------------------------------------------------------------------------------------------------
 Per share operating performance
 Net asset value, beginning of period                                     $7.54           $7.84
 Net investment income (loss)                                              0.59(1)         0.27(1)
 Net realized and unrealized gain (loss) on investments,
 foreign currency transactions and financial futures contracts             0.34           (0.26)
 Total from investment operations                                          0.93            0.01
 Less distributions:
    Dividends from net investment income                                  (0.59)          (0.27)
    Distributions in excess of net investment income                         --              --
    Distributions from net realized gain on investments sold              (0.04)             --
    Distributions from capital paid-in                                       --              --
    Total distributions                                                   (0.63)          (0.27)
 Net asset value, end of period                                           $7.84           $7.58
 Total investment return at net asset value(2) (%)                        12.64            0.24(4)
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)                           473,428         561,000
 Ratio of expenses to average net assets (%)                               1.62            1.58(5)
 Ratio of net investment income (loss) to average net assets (%)           7.50            7.15(5)
 Portfolio turnover rate (%)                                                112              35

--------------------------------------------------------------------------------------------
Class C - period ended:                                                5/98(6)      11/98(8)
--------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                  $7.87         $7.84
Net investment income (loss)                                           0.05(1)       0.27
Net realized and unrealized gain (loss) on investments,
foreign currency transactions and financial futures contracts         (0.03)(7)     (0.26)
Total from investment operations                                       0.02          0.01
Less distributions:
   Dividends from net investment income                               (0.05)        (0.27)
Net asset value, end of period                                        $7.84         $7.58
Total investment return at net asset value(2) (%)                      0.23(4)       0.23(4)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                            601         9,742
Ratio of expenses to average net assets (%)                            1.62(5)       1.58(5)
Ratio of net investment income (loss) to average net assets (%)        7.34(5)       6.98(5)
Portfolio turnover rate (%)                                             112            35

(1)   Based on the average of the shares outstanding at the end of each month.

(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(3)   Class B shares began operations on October 4, 1993.

(4)   Not annualized.

(5)   Annualized.

(6)   Class C shares began operations on May 1, 1998.

(7) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period ended May 31, 1998, due to the timing of purchases and redemptions of fund shares in relation to fluctuating market values of the fund's investments.

(8)   Unaudited.


                                                                FUND DETAILS  27

For more information
--------------------------------------------------------------------------------

Two documents are available that offer further information on John Hancock income funds:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on all aspects of the funds. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:
John Hancock Signature
Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA02217-1000

By phone: 1-800-225-5291

By EASI-Line: 1-800-338-8080

By TDD: 1-800-544-6713

On the Internet: www.jhancock.com/funds

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public
Reference Room in Washington, DC

By phone: 1-800-SEC-0330

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-6009
(duplicating fee required)

On the Internet: www.sec.gov

[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm

       101 Huntington Avenue
       Boston, Massachusetts
       02199-7603

JOHN HANCOCK(R)                                (C) 1999 John Hancock Funds, Inc.
                                                                      INCPN 4/99

               --------------------------------------------------
               The latest report from your Fund's management team
               --------------------------------------------------

                                  ANNUAL REPORT
--------------------------------------------------------------------------------
                                    [GRAPHIC]

                                    Strategic
                                   Income Fund

                                  MAY 31, 1999

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                   ------------------------------------------

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                              DENNIS S. ARONOWITZ*
                                STEPHEN L. BROWN
                            RICHARD P. CHAPMAN, JR.*
                               WILLIAM J. COSGROVE
                                DOUGLAS M. COSTLE
                                LELAND O. ERDAHL
                               RICHARD A. FARRELL
                                 GAIL D. FOSLER
                                WILLIAM F. GLAVIN
                                 ANNE C. HODSDON
                                DR. JOHN A. MOORE
                              PATTI MCGILL PETERSON
                                 JOHN W. PRATT*
                               RICHARD S. SCIPIONE
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                                 ANNE C. HODSDON
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 OSBERT M. HOOD
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                      Vice President and Compliance Officer

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                             INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                               160 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                   ------------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

The Year 2000 is fast approaching and people around the world are getting ready to celebrate this historic transition to a new millennium. At John Hancock Funds, we share the excitement, but we aren't popping the champagne corks just yet. Rather, we are staying on the course that we set more than two years ago to ensure that the transition to a new millennium is a smooth one for our shareholders.

--------------------------------------------------------------------------------
[A 1"x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

As many already know, the Year 2000 has created more than the prospect of New Year's festivities of epic proportions. It has also presented the world with a challenge: making sure that older computers, and any equipment powered by computer chips, can properly read and process the date "00" as 2000, not 1900. Much has been written about how the world will weather the change. Some view it as a non-event, while others see the potential for disruptions. How much disruption, and for how long, depends on whom you talk to.

As a company, we recognize that the Year 2000 ("Y2K") phenomenon is an important issue to be dealt with and we have made it a top priority. Two years ago, John Hancock Funds put a full-time team of experts on the case and established a company-wide program to evaluate all computer applications and to modify or replace those that needed changing.

These modifications and replacements are nearly done, and the tests of all our systems are on schedule for completion by the end of July. The rest of 1999 will be spent testing with our business partners and continuing to participate in industry testing. We have also established additional contingency plans beyond our regular ones to prepare for any challenges that the Year 2000 might present. In the end, John Hancock will spend approximately $90-$95 million to ensure we make a successful transition to the Year 2000.

Throughout 1999, each of our quarterly "Fundamentals" newsletters is featuring articles with more detailed information on Y2K matters of importance to our shareholders. I encourage you to read them, or contact one of our Customer Service Representatives at 1-800-225-5291 for another copy. For your own peace of mind, we also recommend that you save your 1999 statements, especially those you receive between October and December, so that you are able to check them against the first one you receive in 2000. It's a measure of prudence, not panic. Good record keeping is part of good planning.

No one knows how the dawning of the new millennium will unfold. Although we cannot make any ironclad assurances, we are confident that the steps we have taken will provide shareholders with as smooth a transition as possible. Once that occurs, we will happily raise our glasses to toast the New Year, future prosperity and our hopes to serve you well into the 2000's.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

               BY FREDERICK CAVANAUGH, MANAGEMENT TEAM LEADER, AND
                 ARTHUR N. CALAVRITINOS, CFA, PORTFOLIO MANAGER

                                  John Hancock
                              Strategic Income Fund

                      Bonds struggle as interest rates rise

Shareholders of John Hancock World Bond Fund have approved the merger of their fund into John Hancock Strategic Income Fund, effective at the close of business on February 19, 1999.

For bonds, the past year was characterized by a series of dramatic twists and turns. Beginning late last summer, U.S. Treasury bonds started to catch fire on evidence that growing global economic turmoil was jeopardizing many foreign markets and cooling off any inflationary pressures building here at home. From August through mid-October, the Federal Reserve Board added further fuel to the Treasury rally with a series of interest-rate cuts aimed at warding off a possible U.S. recession. Given dire expectations of weak economic growth in 1999, investors flocked to the relative safety of U.S. Treasuries and Western European government bonds, and shunned almost all other types of bonds. The riskier segments of the bond market -- including high-yield corporate and emerging-market bonds in Asia and Latin America -- were among the hardest hit during this "flight to safety."

   In early November, however, Treasuries began to lose some of their luster when stronger-than-expected economic data dashed hopes that interest rates could move even lower. In February, Fed Chairman Alan Greenspan jolted the fixed-income markets again by hinting that the Fed was unlikely to cut interest rates further. In response, U.S. Treasury securities suffered their

"...the past year was characterized by a series of dramatic twists and turns."

--------------------------------------------------------------------------------
[A 3 1/2" x 2 1/2" photo at bottom right side of page of John Hancock Strategic Income Fund. Caption below reads "Portfoio management team members (l-r) Lee Crockett, Roger Hamilton, Fred Cavanaugh and Arthur Calavritinos."]
--------------------------------------------------------------------------------

================================================================================

                   John Hancock Funds - Strategic Income Fund

--------------------------------------------------------------------------------
[Table at top left hand column entitled "Top Five Bond Sectors." The first listing is U.S. Treasury and Government Agencies 29%, the second is Tele-communications 17%, the third Foreign Governments 15%, the fourth Media 9% and the fifth Leisure 5%. A note below the table reads "As a percentage of net assets on May 31, 1999."]
--------------------------------------------------------------------------------

worst one-month loss in almost 18 years. After GDP rose 4.1% in the first quarter of 1999, Greenspan delivered an even sterner warning, indicating that the Fed's next move was more likely to be an interest-rate hike, rather than an interest-rate cut. Treasuries and other government bonds weakened in response.

   As evidence mounted that global economies were calming down, investors began to move toward investments with higher yields and better return potential, including high-yield corporate bonds. While higher interest rates weighed heavily on all bonds, high-yield corporate securities handily outpaced their Treasury counterparts from November through April.

   During that same six-month period, the performance of foreign bonds was mixed. Emerging-market bonds staged a significant recovery, encouraged by Brazil's efforts to hold its economy together this spring and improvements in the economic fortunes of Korea and Singapore. European bonds performed poorly in the first couple of months of 1999, as interest rates on the continent rose, although they have rallied more recently in response to interest-rate cuts.

Performance review

For the 12 months ended May 31, 1999, John Hancock Strategic Income Fund's Class A, Class B and Class C shares had total returns of 2.77%, 2.06% and 2.04%, respectively, at net asset value. The Fund's returns were better than the average multi-sector income fund, which returned -0.89% for the same period, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for longer-term performance information.

High-yield helps

Our relatively large weighting in high-yield corporate bonds was the main reason for the Fund's outperformance relative to its peers. Throughout the past year, we kept the Fund's stake in high-yield corporate securities between roughly 30% and 40% of net assets. Our emphasis on strong performers in the telecommunications sector also was a plus for performance. MetroNet Communications, a Canadian competitive local exchange network, surged when it announced its intention to merge with AT&T Canada. Nextel Communications, a combination cellular/paging/dispatch company, posted strong gains thanks to continued good subscriber growth and rumors that it was a takeover target. Other good high-yield performers included Sheffield Steel Corp., which benefited from the turnaround in steel prices.

"....weighting in high-yield corporate bonds was the main reason for the Fund's outperformance..."

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Metro Communications followed by an up arrow with the phrase "Merges with AT&T Canada." The second listing is Nextel Communications followed by an up arrow with the phrase "Continued strong subscriber growth." The third listing is
U.S. Treasury Securities follow by a down arrow with the phrase "Worries over inflation." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

================================================================================

                   John Hancock Funds - Strategic Income Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with the heading "Fund Performance."
Under the heading is a note that reads "For the year ended May 31, 1999." The chart is scaled in increments of 1% with -1% at the bottom and 3% at the top. The first bar represents the 2.77% total return for John Hancock Strategic Income Fund Class A. The second bar represents the 2.06% total return for John Hancock Strategic Income Fund Class B. The third bar represents the 2.04% total return for John Hancock Strategic Income Fund Class C. The fourth bar repre-sents the -0.89% total return for Average multi-sector income fund. A note below the chart reads "Total returns for John Hancock Strategic Income Fund are at net asset value with all distrbutions reinvested. The average multi-sector income fund is tracked by Lipper, Inc. 1 See the following two pages for historical performance information."]
--------------------------------------------------------------------------------

   Our main disappointment during the period was the performance of U.S. Treasury securities in 1999. We had built up our Treasury position last fall when we felt the need to emphasize high-quality bonds in the midst of global turmoil. That strategy proved beneficial for the Fund's performance. By the end of last November, however, our view had changed and we began to consider selling some of our Treasury holdings. A stable or falling interest-rate environment would have allowed us to sell some of our Treasury positions at attractive prices and seek better values in the high-yield market. But when interest rates moved higher and Treasury prices weakened, we postponed our sale of them in anticipation of more favorable conditions.

Recent changes

Our stake in foreign holdings rose to 26% of net assets by the end of the period, up from 23% six months earlier. That increase primarily was as a result of new investments in government debt issued by France and Spain, which we bought in March after interest rates and bond yields in those countries moved higher and prices, which move in the opposite direction of yields, were lower. Generally speaking, however, we avoided government debt of most other Western European countries because they offered yields significantly below U.S. Treasury yields. We did, however, maintain our focus on higher-yielding government bonds from the United Kingdom and Canada. Both performed reasonably well during the past year in response to falling interest rates in those countries.

Outlook

Over the short-term, the Treasury and high-yield markets could face some challenges. For the Treasury market, there are still plenty of jitters over potential inflation and future interest-rate hikes. The high-yield market's near-term performance may be cramped by a heavy supply of new issues and tepid demand. But over the long term, we're much more optimistic. Our outlook calls for slower U.S. economic growth in the second half of 1999, which should keep inflation in check and drive interest rates lower. What's more, there are still enough problems remaining in the global economy that could possibly give the Fed pause before raising rates significantly.

"...still plenty of jitters over potential inflation and future interest-rate hikes."

--------------------------------------------------------------------------------

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

(1) Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                   John Hancock Funds - Strategic Income Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Strategic Income Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 4.5%. Prior to September 28, 1989, different sales charge schedules were in effect for Class A shares and are not reflected in the performance information. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C shares performance includes a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. For a discussion of risks associated with international investing and high-yield bonds, please see the Fund's prospectus.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------

For the period ended March 31, 1999

                                          ONE       FIVE        TEN
                                         YEAR       YEARS      YEARS
                                         ----       -----      -----
Cumulative Total Returns                (1.27%)     51.93%    114.72%
Average Annual Total Returns            (1.27%)      8.72%      7.94%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------

For the period ended March 31, 1999

                                                               SINCE
                                          ONE       FIVE     INCEPTION
                                         YEAR       YEARS    (10/4/93)
                                         ----       -----    ---------
Cumulative Total Returns                (2.15%)     51.97%     53.82%
Average Annual Total Returns            (2.15%)      8.73%      8.16%

--------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------

For the period ended March 31, 1999
                                                               SINCE
                                                             INCEPTION
                                                             (5/1/98)
                                                             --------
Cumulative Total Return                                         1.43%
Average Annual Total Return                                     1.43%(1)

--------------------------------------------------------------------------------
YIELDS
--------------------------------------------------------------------------------

As of May 31, 1999
                                                             SEC 30-DAY
                                                                YIELD
                                                                -----
John Hancock Strategic Income Fund: Class A                     6.64%
John Hancock Strategic Income Fund: Class B                     6.23%
John Hancock Strategic Income Fund: Class C                     6.22%

Note to Performance

(1) Not annualized.

================================================================================

                   John Hancock Funds - Strategic Income Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Strategic Income Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Government/Corporate Bond Index -- an unmanaged index that measures the performance of U.S. government bonds, U.S. corporate bonds and Yankee bonds. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock Stratgic Income Fund Class A, repre-senting the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers Government/Corporate Bond Index and is equal to $22,620 as of May 31, 1999. The second line represents the value of the hypothetical $10,000 invest-ment made in the John Hancock Strategic Income Fund on May 31, 1989, before sales charge, and is equal to $22,181 as of May 31, 1999. The third line repre-sents the same hypothetical investment made in the John Hancock Strategic
Income Fund, after sales charge, and is equal to $21,190 as of May 31, 1999.

Line chart with the heading John Hancock Stratgic Income Fund Class B, repre-senting the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Strategic Income Fund on October 4, 1993, before sales charge, and is equal to $15,458 as of May 31, 1999. The second line represents the same hypothetical investment made in the John Hancock Strategic Income Fund, after sales charge, and is equal to $15,358 as of May 31, 1999. The third line represents the Lehman Brothers Government/Corporate Bond Index and is equal to $13,905 as of May 31, 1999.

Line chart with the heading John Hancock Stratgic Income Fund Class C, repre-senting the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Lehman Brothers Government/Corporate Bond Index and is equal to $10,518 as of May 31, 1999. The second ine represents value of the hypothetical $10,000 investment made in the John Hancock Strategic Income Fund on May 1, 1998, before sales charge, and is equal to $10,224 as of May 31, 1999.
--------------------------------------------------------------------------------

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

Statement of Assets and Liabilities
May 31, 1999
--------------------------------------------------------------------------------

Assets:
 Investments at value - Note C:
   Bonds (cost - $1,094,407,237) ........................................    $1,063,219,883
   Common and preferred stocks and warrants (cost - $62,916,252) ........        74,831,522
   Joint repurchase agreement  (cost - $19,205,000) .....................        19,205,000
   Corporate savings account ............................................               277
                                                                            ---------------
                                                                              1,157,256,682
  Receivable for investments sold .......................................            41,952
  Receivable for foreign currency exchange contracts sold - Note A ......         2,140,226
  Receivable for shares sold ............................................         2,421,239
  Dividends receivable ..................................................            46,825
  Interest receivable ...................................................        23,063,311
  Other assets ..........................................................            61,759
                                                                            ---------------
                    Total Assets ........................................     1,185,031,994
                    -----------------------------------------------------------------------
Liabilities:
  Payable for foreign currency exchange contracts purchased - Note A ....           107,849
  Payable for shares repurchased ........................................           700,517
  Dividend payable ......................................................           421,922
  Payable to John Hancock Advisers, Inc. and affiliates - Note B ........           706,007
  Accounts payable and accrued expenses .................................           259,553
                                                                            ---------------
                    Total Liabilities ...................................         2,195,848
                    -----------------------------------------------------------------------
Net Assets:
  Capital paid-in .......................................................     1,209,268,846
  Accumulated net realized loss on investments, financial futures
    contracts and foreign currency transactions .........................       (18,528,658)
  Net unrealized depreciation of investments and foreign currency
    transactions ........................................................       (17,413,442)
  Undistributed net investment income ...................................         9,509,400
                                                                            ---------------
                    Net Assets ..........................................    $1,182,836,146
                    =======================================================================
Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial interest outstanding unlimited number of shares authorized with no
    par value)
  Class A - $540,956,470/72,523,366 .....................................             $7.46
  =========================================================================================
  Class B - $619,445,881/83,046,054 .....................................             $7.46
  =========================================================================================
  Class C - $22,433,795/3,007,588 .......................................             $7.46
  =========================================================================================
Maximum Offering Price Per Share*
  Class A - ($7.46 x 104.71%) ...........................................             $7.81
  =========================================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on May 31, 1999. You'll also find the net asset value and the maximum offering price per share as of that date.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

Statement of Operations
Year ended May 31, 1999
--------------------------------------------------------------------------------

Investment Income:
  Interest ..............................................................       $87,024,342
  Dividends (net of foreign withholding taxes of $26,564) ...............         5,604,746
                                                                            ---------------
                                                                                 92,629,088
                                                                            ---------------
  Expenses:
   Investment management fee - Note B ...................................         4,078,633
   Distribution and service fee - Note B
     Class A ............................................................         1,537,522
     Class B ............................................................         5,537,019
     Class C ............................................................           100,017
   Transfer agent fee - Note B ..........................................         1,548,551
   Custodian fee ........................................................           285,677
   Accounting and legal services fee - Note B ...........................           157,696
   Registration and filing fees .........................................           138,097
   Trustees' fees .......................................................            56,501
   Printing .............................................................            48,373
   Auditing fee .........................................................            43,963
   Miscellaneous ........................................................            32,718
   Legal fees ...........................................................            10,890
                                                                            ---------------
                    Total Expenses ......................................        13,575,657
                    -----------------------------------------------------------------------
                    Net Investment Income ...............................        79,053,431
                    -----------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments,
Financial Futures Contracts and Foreign Currency Transactions:
  Net realized gain on investments sold .................................         4,499,534
  Net realized loss on financial futures contracts ......................        (2,367,753)
  Net realized gain on foreign currency transactions ....................         7,056,179
  Change in net unrealized appreciation/depreciation
    of investments ......................................................       (60,990,202)
  Change in net unrealized appreciation/depreciation
    of financial futures contracts ......................................            (4,688)
  Change in net unrealized appreciation/depreciation
    of foreign currency transactions ....................................          (156,077)
                                                                            ---------------
                    Net Realized and Unrealized Loss on
                    Investments, Financial Futures Contracts
                    and Foreign Currency Transactions ...................       (51,963,007)
                    -----------------------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ...........................       $27,090,424
                    =======================================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                    YEAR ENDED MAY 31,
                                                                            ----------------------------------
                                                                                  1998              1999
                                                                            ---------------    ---------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment income ................................................       $66,376,619        $79,053,431
   Net realized gain on investments sold, financial futures contracts
     and foreign currency transactions ..................................         9,166,775          9,187,960
   Change in net unrealized appreciation/depreciation of investments,
     financial futures contracts and foreign currency transactions ......        24,710,742        (61,150,967)
                                                                            ---------------    ---------------
     Net Increase in Net Assets Resulting from Operations ...............       100,254,136         27,090,424
                                                                            ---------------    ---------------
Distributions to Shareholders:
   Dividends from net investment income
     Class A - ($0.6408 and $0.5869 per share, respectively) ............       (36,925,773)       (39,586,497)
     Class B - ($0.5860 and $0.5336 per share, respectively) ............       (29,451,246)       (38,784,062)
     Class C - ($0.0477 and $0.5325 per share, respectively) ............            (1,205)          (682,872)
   Distributions from net realized gain on investments sold
     Class A - ($0.0400 and none per share, respectively) ...............        (2,270,669)                --
     Class B - ($0.0400 and none per share, respectively) ...............        (2,027,424)                --
                                                                            ---------------    ---------------
     Total Distributions to Shareholders ................................       (70,676,317)       (79,053,431)
                                                                            ---------------    ---------------
From Fund Share Transactions - Net* .....................................       188,423,596        271,395,238
                                                                            ---------------    ---------------
Net Assets:
   Beginning of period ..................................................       745,402,500        963,403,915
                                                                            ---------------    ---------------
   End of period (including undistributed net investment income of
     $3,355,304 and $9,509,400, respectively) ...........................      $963,403,915     $1,182,836,146
                                                                            ===============    ===============

* Analysis of Fund Share Transactions:

                                                                                           YEAR ENDED MAY 31,
                                                                      -------------------------------------------------------------
                                                                                  1998                            1999
                                                                      -------------------------------------------------------------
                                                                         SHARES          AMOUNT          SHARES           AMOUNT
                                                                      -------------   -------------   -------------   -------------
CLASS A
   Shares sold .....................................................     16,444,399    $128,645,376      23,723,150    $180,254,633
   Shares issued in reorganization - Note E ........................             --              --       2,798,003      21,151,500
   Shares issued to shareholders in reinvestment of distributions ..      3,159,528      24,637,005       3,266,435      24,761,793
                                                                      -------------   -------------   -------------   -------------
                                                                         19,603,927     153,282,381      29,787,588     226,167,926
   Less shares repurchased .........................................    (12,444,274)    (97,186,849)    (19,695,328)   (149,424,723)
                                                                      -------------   -------------   -------------   -------------
   Net increase ....................................................      7,159,653     $56,095,532      10,092,260     $76,743,203
                                                                      =============   =============   =============   =============
CLASS B
   Shares sold .....................................................     24,192,186    $189,153,319      34,911,841    $265,229,237
   Shares issued in reorganization - Note E ........................             --              --       1,568,516      11,857,194
   Shares issued to shareholders in reinvestment of distributions ..      1,943,551      15,161,471       2,457,330      18,614,521
                                                                      -------------   -------------   -------------   -------------
                                                                         26,135,737     204,314,790      38,937,687     295,700,952
   Less shares repurchased .........................................     (9,287,224)    (72,587,321)    (16,288,404)   (123,285,702)
                                                                      -------------   -------------   -------------   -------------
   Net increase ....................................................     16,848,513    $131,727,469      22,649,283    $172,415,250
                                                                      =============   =============   =============   =============
CLASS C**
   Shares sold .....................................................         76,535        $599,897       3,078,916     $23,354,223
   Shares issued to shareholders in reinvestment of distributions ..             89             698          49,364         372,713
                                                                      -------------   -------------   -------------   -------------
                                                                             76,624         600,595       3,128,280      23,726,936
   Less shares repurchased .........................................             --              --        (197,316)     (1,490,151)
                                                                      -------------   -------------   -------------   -------------
   Net increase ....................................................         76,624        $600,595       2,930,964     $22,236,785
                                                                      =============   =============   =============   =============

** Class C shares commenced operations on May 1, 1998.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                       YEAR ENDED MAY 31,
                                                                  --------------------------------------------------------------
                                                                    1995        1996          1997          1998          1999
                                                                  --------    --------      --------      --------      --------
CLASS A
Per Share Operating Performance
   Net Asset Value, Beginning of Period ........................     $7.17       $7.15         $7.27         $7.54         $7.84
                                                                  --------    --------      --------      --------      --------
   Net Investment Income .......................................      0.64        0.66(1)       0.64(1)       0.64(1)       0.59(1)
   Net Realized and Unrealized Gain (Loss) on Investments,
     Financial Futures Contracts and Foreign Currency
     Transactions                                                    (0.02)       0.12          0.27          0.34         (0.38)
                                                                  --------    --------      --------      --------      --------
     Total from Investment Operations ..........................      0.62        0.78          0.91          0.98          0.21
                                                                  --------    --------      --------      --------      --------
   Less Distributions:
     Dividends from Net Investment Income ......................     (0.55)      (0.66)        (0.64)        (0.64)        (0.59)
     Distributions from Net Realized Gain on Investments Sold ..        --          --            --         (0.04)           --
     Distributions from Capital Paid-In ........................     (0.09)         --            --            --            --
                                                                  --------    --------      --------      --------      --------
     Total Distributions .......................................     (0.64)      (0.66)        (0.64)        (0.68)        (0.59)
                                                                  --------    --------      --------      --------      --------
   Net Asset Value, End of Period ..............................     $7.15       $7.27         $7.54         $7.84         $7.46
                                                                  ========    ========      ========      ========      ========
   Total Investment Return at Net Asset Value(2) ...............      9.33%      11.37%        12.99%        13.43%         2.77%

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ....................  $327,876    $369,127      $416,916      $489,375      $540,956
   Ratio of Expenses to Average Net Assets .....................      1.09%       1.03%         1.00%         0.92%         0.89%
   Ratio of Net Investment Income to Average Net Assets ........      9.24%       9.13%         8.61%         8.20%         7.71%
   Portfolio Turnover Rate .....................................        55%         78%          132%          112%           55%(6)

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                  YEAR ENDED MAY 31,
                                                                 --------------------------------------------------------------
                                                                   1995          1996          1997        1998          1999
                                                                 --------      --------      --------    --------      --------
CLASS B
Per Share Operating Performance
   Net Asset Value, Beginning of Period .......................     $7.17         $7.15         $7.27       $7.54         $7.84
                                                                 --------      --------      --------    --------      --------
   Net Investment Income ......................................      0.60(1)       0.61(1)       0.59        0.59(1)       0.53(1)
   Net Realized and Unrealized Gain (Loss) on Investments,
     Financial Futures Contracts and Foreign Currency
       Transactions ...........................................     (0.02)         0.12          0.27        0.34         (0.38)
                                                                 --------      --------      --------    --------      --------
     Total from Investment Operations .........................      0.58          0.73          0.86        0.93          0.15
                                                                 --------      --------      --------    --------      --------
   Less Distributions:
     Dividends from Net Investment Income .....................     (0.52)        (0.61)        (0.59)      (0.59)        (0.53)
     Distributions from Net Realized Gain on Investments Sold..        --            --            --       (0.04)           --
     Distributions from Capital Paid-in .......................     (0.08)           --            --          --            --
                                                                 --------      --------      --------    --------      --------
     Total Distributions ......................................     (0.60)        (0.61)        (0.59)      (0.63)        (0.53)
                                                                 --------      --------      --------    --------      --------
   Net Asset Value, End of Period .............................     $7.15         $7.27         $7.54       $7.84         $7.46
                                                                 ========      ========      ========    ========      ========
   Total Investment Return at Net Asset Value(2) ..............      8.58%        10.61%        12.21%      12.64%         2.06%

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ...................  $134,527      $206,751      $328,487    $473,428      $619,446
   Ratio of Expenses to Average Net Assets ....................      1.76%         1.73%         1.70%       1.62%         1.59%
   Ratio of Net Investment Income to Average Net Assets .......      8.55%         8.42%         7.90%       7.50%         7.01%
   Portfolio Turnover Rate ....................................        55%           78%          132%        112%           55%(6)

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                         PERIOD FROM
                                                                         MAY 1, 1998
                                                                       (COMMENCEMENT OF
                                                                        OPERATIONS) TO       YEAR ENDED
                                                                         MAY 31, 1998       MAY 31, 1999
                                                                        -------------       ------------
CLASS C
Per Share Operating Performance
   Net Asset Value, Beginning of Period ..............................          $7.87              $7.84
                                                                        -------------       ------------
   Net Investment Income .............................................           0.05(1)            0.53(1)
   Net Realized and Unrealized Loss on Investments,
     Financial Futures Contracts and Foreign Currency Transactions ...          (0.03)(5)          (0.38)
                                                                        -------------       ------------
     Total from Investment Operations ................................           0.02               0.15
                                                                        -------------       ------------
   Less Distributions:
     Dividends from Net Investment Income ............................          (0.05)             (0.53)
                                                                        -------------       ------------
   Net Asset Value, End of Period ....................................          $7.84              $7.46
                                                                        =============       ============
   Total Investment Return at Net Asset Value (2) ....................           0.23%(3)           2.04%

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ..........................           $601            $22,434
   Ratio of Expenses to Average Net Assets ...........................           1.62%(4)           1.59%
   Ratio of Net Investment Income to Average Net Assets ..............           7.34%(4)           7.01%
   Portfolio Turnover Rate ...........................................            112%                55%(6)

(1) Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) Not annualized.
(4) Annualized.
(5) The amount shown for a share outstanding does not correspond with the aggregate net gain/(loss) on investments for the period ended May 31, 1998, due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(6) Portfolio turnover rate excludes merger activity.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

Schedule of Investments
May 31, 1999
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by Strategic Income Fund on May 31, 1999. It has three main categories: bonds, common and preferred stocks and warrants, and short-term investments. The bonds are further broken down by industry groups. Under each industry group is a list of bonds owned by the Fund. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                                           PAR VALUE
                                                                                  INTEREST    CREDIT         (000s          MARKET
ISSUER, DESCRIPTION                                                                 RATE      RATING*       OMITTED)        VALUE
-------------------                                                                 ----      -------       --------        -----
BONDS
Advertising (0.36%)
  Outdoor Systems, Inc.,
   Sr Sub Note 10-15-06 ...................................................         9.375%       B           $4,000       $4,280,000
                                                                                                                          ----------
Aerospace (0.15%)
  Jet Equipment Trust,
   Equipment Trust Cert Ser 95B2 08-15-14 (R) .............................        10.910        BBB-         1,500        1,813,650
                                                                                                                          ----------
Banks - United States (0.21%)
  CSBI Capital Trust I,
   Sec Co Gtd Bond Ser A 06-06-27 .........................................        11.750        B-           2,340        2,503,800
                                                                                                                          ----------
Beverages (0.54%)
  Canandaigua Brands, Inc.,
   Sr Sub Note 03-01-09 ...................................................         8.500        B+           2,300        2,288,500
  National Wine & Spirits, Inc.,
   Sr Note 01-15-09 (R) ...................................................        10.125        B            4,000        4,140,000
                                                                                                                          ----------
                                                                                                                           6,428,500
                                                                                                                          ----------
Building (0.08%)
  Standard Pacific Corp.,
   Sr Note 04-01-09 .......................................................         8.500        BB           1,000          965,000
                                                                                                                          ----------
Business Services - Misc. (0.48%)
  United Rentals, Inc.,
   Sr Sub Note Ser B 08-15-08 .............................................         8.800        BB-          3,900        3,812,250
  WESCO International, Inc.,
   Sr Disc Note Ser B, Step Coupon (11.125%, 06-01-03) 06-01-08 (A)  ......          Zero        B            2,500        1,800,000
                                                                                                                          ----------
                                                                                                                           5,612,250
                                                                                                                          ----------
Chemicals (0.23%)
  General Chemical Industrial Products, Inc.,
   Sr Sub Note 05-01-09 (R) ...............................................        10.625        B+           1,000        1,010,000
  PCI Chemicals Canada, Inc.,
   Sec Note (Canada) 10-15-07 (Y) .........................................         9.250        B+           2,000        1,680,000
                                                                                                                          ----------
                                                                                                                           2,690,000
                                                                                                                          ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

                                                                                                           PAR VALUE
                                                                                  INTEREST    CREDIT         (000s          MARKET
ISSUER, DESCRIPTION                                                                 RATE      RATING*       OMITTED)        VALUE
-------------------                                                                 ----      -------       --------        -----
Computers (1.68%)
  Primark Corp.,
   Sr Sub Note 12-15-08 ...................................................         9.250%       B+          $5,000       $4,825,000
  PSINet, Inc.,
   Sr Note 11-01-08 .......................................................        11.500        B-           4,900        5,145,000
  Unisys Corp.,
   Sr Note 10-15-04 .......................................................        11.750        BB-          4,075        4,553,812
  Verio, Inc.,
   Sr Note 12-01-08 (R) ...................................................        11.250        B-           5,100        5,380,500
                                                                                                                          ----------
                                                                                                                          19,904,312
                                                                                                                          ----------
Consumer Products Misc. (0.07%)
  Diamond Brands Operating Corp.,
   Sr Sub Note Ser B 04-15-08 .............................................        10.125        CCC+         1,000          780,000
                                                                                                                          ----------
Containers (0.78%)
  Berry Plastics Corp.,
   Sr Sub Note 04-15-04 ...................................................        12.250        B3           4,000        4,220,000
  Stone Container Corp.,
   Unit (Sr Sub Deb & Supplemental Int Cert) 04-01-02 .....................        12.250        B-           5,000        5,025,000
                                                                                                                          ----------
                                                                                                                           9,245,000
                                                                                                                          ----------
Diversified Operations (0.78%)
  Diamond Holdings Plc,
   Bond (United Kingdom) 02-01-08 # .......................................        10.000        B-           3,000        5,098,494
  Euramax International Plc,
   Sr Sub Note (United Kingdom) 10-01-06 (Y) ..............................        11.250        B            4,000        4,160,000
                                                                                                                          ----------
                                                                                                                           9,258,494
                                                                                                                          ----------
Electronics (0.41%)
  Communications Instruments, Inc.,
   Sr Sub Note Ser B 09-15-04 .............................................        10.000        B-           2,900        2,668,000
  Viasystems, Inc.,
   Sr Sub Note 06-01-07 ...................................................         9.750        B-           2,500        2,187,500
                                                                                                                          ----------
                                                                                                                           4,855,500
                                                                                                                          ----------
Energy (0.84%)
  AEI Resources, Inc./AEI Resources Holdings, Inc.,
   Gtd Note 12-15-05 (R) ..................................................        10.500        B            5,000        4,950,000
  P & L Coal Holdings Corp.,
   Sr Sub Note Ser B 05-15-08 .............................................         9.625        B            5,000        5,000,000
                                                                                                                          ----------
                                                                                                                           9,950,000
                                                                                                                          ----------
Finance (0.49%)
  Ford Motor Credit Co.,
   Bond (Deutsche Mark) 06-16-08 # ........................................         5.250        A            5,000        2,769,181
  Maxxam Group Holdings, Inc.,
   Sr Sec Note Ser B 08-01-03 .............................................        12.000        CCC+         3,000        3,105,000
                                                                                                                          ----------
                                                                                                                           5,874,181
                                                                                                                          ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

                                                                                                         PAR VALUE
                                                                                INTEREST    CREDIT         (000s          MARKET
ISSUER, DESCRIPTION                                                               RATE      RATING*       OMITTED)        VALUE
-------------------                                                               ----      -------       --------        -----
Food (0.21%)
  Agrilink Foods, Inc.,
   Sr Sub Note 11-01-08 ...................................................      11.875%       B           $2,400         $2,484,000
                                                                                                                        ------------
Government - Foreign (14.82%)
  Argentina, Republic of,
   Floating Rate Bond Ser FRB (Argentina) 03-31-05 (Y) ....................      5.9375***     BB             930            776,550
  Brazil, Federative Republic of,
   Variable Rate Bond Ser A (Brazil) 01-01-01 (Y) .........................      6.0625***     B+             369            346,122
  Canada, Government of,
   Government Bond (Canada) 03-01-01 # ....................................       7.500        AAA         25,000         17,605,682
   Government Bond (Canada) 09-01-02 # ....................................       5.500        AAA         15,000         10,224,956
   Government Bond (Canada) 12-01-05 # ....................................       8.750        AAA         15,000         12,001,835
  Costa Rica, Republic of,
   Deb (Costa Rica) 05-01-03 (R) (Y) ......................................       8.000        BB             225            214,875
  France, Republic of,
   Deb (France) 04-25-09 (E) ..............................................       4.000        AAA         31,000         31,679,133
  Germany, Federal Republic of,
   Bond Ser 98 (Germany) 01-04-08 (E) .....................................       5.250        AAA          3,532          3,995,285
  Panama, Republic of,
   Note Ser REGS (Panama) 02-13-02 (Y) ....................................       7.875        BB+            300            288,000
  South Africa, Republic of
   Note (South Africa) 06-23-17 (Y) .......................................       8.500        Baa3         7,400          6,438,000
  Spain, Kingdom of,
   Government Bond (Spain) 01-31-08 (E) ...................................       6.000        AA+         20,000         23,265,546
  United Kingdom of Great Britain Treasury Gilts,
   Government Bond (United Kingdom) 12-07-00 # ............................       8.000        AAA          5,500          9,195,567
   Government Bond (United Kingdom) 11-06-01 # ............................       7.000        AAA          6,000         10,025,755
   Government Bond (United Kingdom) 06-07-02 # ............................       7.000        AAA         13,000         21,932,984
   Government Bond (United Kingdom) 06-10-03 # ............................       8.000        AAA          6,000         10,607,753
   Government Bond (United Kingdom) 07-16-07 # ............................       8.500        AAA          8,000         15,673,861
  United Mexican States,
   Global Bond (Mexico) 02-06-01 (Y) ......................................       9.750        BB           1,000          1,030,000
                                                                                                                        ------------
                                                                                                                         175,301,904
                                                                                                                        ------------
Government - U.S. (27.30%)
  United States Treasury,
   Bond 08-15-05 ..........................................................       6.500        AAA         19,300         20,005,608
   Bond 08-15-05 ..........................................................      10.750        AAA         15,000         18,815,550
   Bond 02-15-16 ..........................................................       9.250        AAA         20,300         26,884,711
   Bond 08-15-19 ..........................................................       8.125        AAA         75,500         92,782,705
   Bond 08-15-23 ..........................................................       6.250        AAA         42,215         43,085,473
   Bond 02-15-27 ..........................................................       6.625        AAA         32,000         34,430,080
   Note 08-31-02 ..........................................................       6.250        AAA         42,800         43,575,536
   Note 08-15-04 ..........................................................       7.250        AAA         17,100         18,248,949
   Note 08-15-07 ..........................................................       6.125        AAA         24,600         25,092,000
                                                                                                                        ------------
                                                                                                                         322,920,612
                                                                                                                        ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

                                                                                                         PAR VALUE
                                                                                INTEREST    CREDIT         (000s          MARKET
ISSUER, DESCRIPTION                                                               RATE      RATING*       OMITTED)        VALUE
-------------------                                                               ----      -------       --------        -----
Government - U.S. Agencies (1.53%)
  Federal Home Loan Mortgage Corp.,
   REMIC 44-E 11-15-19 ....................................................       9.000%       AAA           $331           $338,858
  Federal National Mortgage Assn.,
   Global Bond (British Pound Sterling) 06-07-02 # ........................       6.875        AAA          5,000          8,321,913
  Government National Mortgage Assn.,
   30 Yr Pass Thru Ctf 05-15-26 ...........................................       7.500        AAA          9,194          9,401,159
                                                                                                                        ------------
                                                                                                                          18,061,930
                                                                                                                        ------------
Leisure (5.16%)
  Cinemark USA, Inc.,
   Sr Sub Note Ser B 08-01-08 .............................................       9.625        B            4,000          4,095,000
   Sr Sub Note Ser D 08-01-08 .............................................       9.625        B            1,000          1,005,000
  Coast Hotels and Casinos, Inc.,
   Sr Sub Note 04-01-09 (R) ...............................................       9.500        B-           2,400          2,328,000
  Eldorado Resorts LLC,
   Sr Sub Note 08-15-06 ...................................................      10.500        B            4,000          4,255,000
  Empress Entertainment, Inc.,
   Sr Sub Note 07-01-06 ...................................................       8.125        B+           3,000          3,030,000
  Harrah's Operating Co., Inc.,
   Sr Sub Note 12-15-05 ...................................................       7.875        BB+          3,650          3,531,375
  Hedstrom Corp.,
   Sr Sub Note 06-01-07 ...................................................      10.000        B-           4,000          3,580,000
  HMH Properties, Inc.,
   Sr Note Ser B 08-01-08 .................................................       7.875        BB           7,900          7,307,500
  Horseshoe Gaming LLC,
   Sr Sub Note Ser B 06-15-07 .............................................       9.375        B+           2,500          2,543,750
  Isle of Capri Casinos, Inc.,
   Sr Sub Note 04-15-09 (R) ...............................................       8.750        B            2,200          2,084,500
  Jupiters Ltd.,
   Sr Note (Australia) 03-01-06 (R) (Y) ...................................       8.500        BB+          4,000          3,940,000
  Production Resource Group LLC,
   Sr Sub Note 01-15-08 ...................................................      11.500        B-           3,000          3,000,000
  Regal Cinemas, Inc.,
   Sr Sub Note 12-15-10 ...................................................       8.875        B            3,900          3,646,500
  SFX Entertainment, Inc.,
   Sr Sub Note Ser B 02-01-08 .............................................       9.125        B-           5,000          4,950,000
   Sr Sub Note 12-01-08 ...................................................       9.125        B-           2,000          2,000,000
  Sun International Hotels Ltd.,
   Gtd Sr Sub Note (Bahamas) 12-15-07 (Y) .................................       8.625        B+           2,000          1,980,000
  Waterford Gaming LLC,
   Sr Note 03-15-10 (R) ...................................................       9.500        B+           4,300          4,364,500
  William Hill Finance Plc,
   Sr Sub Note (United Kingdom) 04-30-08 # ................................      10.625        B-           2,000          3,334,864
                                                                                                                        ------------
                                                                                                                          60,975,989
                                                                                                                        ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

                                                                                                         PAR VALUE
                                                                                INTEREST    CREDIT         (000s          MARKET
ISSUER, DESCRIPTION                                                               RATE      RATING*       OMITTED)        VALUE
-------------------                                                               ----      -------       --------        -----
Machinery (0.59%)
  Columbus McKinnon Corp.,
   Sr Sub Note 04-01-08 ...................................................       8.500%       B           $5,000         $4,900,000
  Tokheim Corp.,
   Sr Sub Note (United States) 08-01-08 (E) (R) ...........................      11.375        B            2,000          2,064,249
                                                                                                                        ------------
                                                                                                                           6,964,249
                                                                                                                        ------------
Manufacturing (0.20%)
  Globe Manufacturing Corp.,
   Sr Sub Note 08-01-08 ...................................................      10.000        B2           3,000          2,400,000
                                                                                                                        ------------
Media (8.54%)
  Adelphia Communications Corp.,
   Sr Note Ser B 10-01-02 .................................................       9.250        B+           3,500          3,587,500
  American Media Operations, Inc.,
   Sr Sub Note 05-01-09 (R) ...............................................      10.250        B-           1,000          1,012,500
  Capstar Radio Broadcasting Partners, Inc.,
   Sr Sub Note 07-01-07 ...................................................       9.250        B-           4,000          4,135,000
  CBS Radio, Inc.,
   Sub Deb 01-15-09 .......................................................      11.375        BB+          4,738          5,400,864
  CEI Citicorp Holdings S.A.,
   Bond (Argentina) 02-14-07 (Y) ..........................................       9.750        BB-          3,000          2,385,000
  CF Cable TV, Inc.,
   Sr Note (Canada) 02-15-05 (Y) ..........................................      11.625        BBB-         2,000          2,176,000
  Chancellor Media Corp.,
   Sr Sub Note 01-15-07 ...................................................      10.500        Ba3          3,000          3,270,000
  Citadel Broadcasting Co.,
   Sr Sub Note 07-01-07 ...................................................      10.250        B-           2,000          2,180,000
   Sr Sub Note 11-15-08 ...................................................       9.250        B-           1,900          2,004,500
  Comcast Corp.,
   Sr Sub Note 01-15-08 ...................................................       9.500        BB+          4,000          4,203,560
  Comcast UK Cable,
   Sr Disc Deb, Step Coupon (11.20%, 11-15-00)
     (United Kingdom) 11-15-07 (A) (Y) ....................................        Zero        B-           4,000          3,640,000
  CSC Holdings, Inc.,
   Sr Sub Deb 02-15-13 ....................................................       9.875        BB-          4,000          4,390,000
  Digital Television Services LLC,
   Sr Sub Note Ser B 08-01-07 .............................................      12.500        CCC          3,000          3,330,000
  DIVA Systems Corp.,
   Sr Disc Note Ser B, Step Coupon (12.625%, 03-01-03) 03-01-08 (A)  ......        Zero        B-           5,165          1,601,150
  EchoStar DBS Corp.,
   Sr Note 02-01-09 (R) ...................................................       9.375        B            3,000          3,022,500
  Emmis Communications Corp.,
   Sr Sub Note 03-15-09 (R) ...............................................       8.125        B-           3,000          2,925,000
  Falcon Holdings Group L.P./ Falcon Funding Corp.,
   Sr Deb Ser B 04-15-10 ..................................................       8.375        B            5,000          4,875,000
  Galaxy Telecom L.P.,
   Sr Sub Note 10-01-05 ...................................................      12.375        B-           5,000          5,556,250

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

                                                                                                       PAR VALUE
                                                                              INTEREST    CREDIT         (000s          MARKET
ISSUER, DESCRIPTION                                                             RATE      RATING*       OMITTED)        VALUE
-------------------                                                             ----      -------       --------        -----
Media (continued)
  Garden State Newspapers, Inc.,
   Sr Sub Note Ser B 10-01-09 .........................................         8.750%       B+          $3,500         $3,465,000
   Sr Sub Note 07-01-11 (R) ...........................................         8.625        B+           4,000          3,961,880
  Granite Broadcasting Corp.,
   Sr Sub Note 05-15-08 ...............................................         8.875        B-           2,000          1,977,500
  Intermedia Capital Partners,
   Sr Note 08-01-06 ...................................................        11.250        B            5,048          5,729,480
  Le Groupe Videotron Ltee,
   Sr Note (Canada) 02-15-05 (Y) ......................................        10.625        BBB-         1,250          1,336,862
  ONO Finance Plc,
   Unit (Note & Equity Value Cert) (United Kingdom) 05-01-09 (E) (R) ..        13.000        CCC+         2,900          3,038,512
   Unit (Note & Equity Value Cert) (United Kingdom) 05-01-09 (R) (Y) ..        13.000        CCC+         1,450          1,457,250
  Radio One, Inc.,
   Sr Sub Note Ser B, Step Coupon (12.00%, 05-15-00) 05-15-04 .........         7.000        B-           2,000          2,080,000
  Regional Independent Media Group Plc,
   Sr Disc Note, Step Coupon (12.875%, 07-01-03)
     (United Kingdom) 07-01-08 # (A) ..................................          Zero        B-           3,750          3,276,744
   Sr Note (United Kingdom) 07-01-08 (Y) ..............................        10.500        B-           1,000          1,012,500
  Rogers Cablesystems Ltd.,
   Sr Note Ser B (Canada) 03-15-05 (Y) ................................        10.000        BB+          3,000          3,337,500
   Sr Sec Deb (Canada) 01-15-14 # .....................................         9.650        BB+          2,000          1,474,786
  Scandinavian Broadcasting System S.A.,
   Sub Deb (Luxembourg) 08-01-05 (Y) ..................................         7.250        B            2,390          2,760,450
  Spectrasite Holdings, Inc.,
   Sr Disc Note, Step Coupon (11.25%, 04-15-04) 04-15-09 (A) (R) ......          Zero        B-           1,400            798,000
  STC Broadcasting, Inc.,
   Sr Sub Note 03-15-07 ...............................................        11.000        B-           2,785          2,931,212
  TV Guide, Inc.,
   Sr Sub Note 03-01-09 (R) ...........................................         8.125        B+           2,800          2,716,000
                                                                                                                      ------------
                                                                                                                       101,048,500
                                                                                                                      ------------
Metal (0.86%)
  Centaur Mining & Exploration Ltd.,
   Gtd Sr Note (Australia) 12-01-07 (Y) ...............................        11.000        B-           2,500          2,406,250
  Great Central Mines Ltd.,
   Sr Note (Australia) 04-01-08 (Y) ...................................         8.875        BB           5,100          4,883,250
  Haynes International, Inc.,
   Sr Note 09-01-04 ...................................................        11.625        B-           2,000          1,850,000
  Koppers Industries, Inc.,
   Gtd Sr Sub Note 12-01-07 ...........................................         9.875        B-           1,000          1,000,000
                                                                                                                      ------------
                                                                                                                        10,139,500
                                                                                                                      ------------
Oil & Gas (1.72%)
  Cliffs Drilling Co.,
   Sr Sec Note Ser B 05-15-03 .........................................        10.250        BB-          2,250          2,233,125
  Comstock Resources, Inc.,
   Sr Note 05-01-07 (R) ...............................................        11.250        B            2,200          2,205,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

                                                                                                         PAR VALUE
                                                                                INTEREST    CREDIT         (000s          MARKET
ISSUER, DESCRIPTION                                                               RATE      RATING*       OMITTED)        VALUE
-------------------                                                               ----      -------       --------        -----
Oil & Gas (continued)
  Kelley Oil & Gas Partners Ltd.,
   Conv Deb 04-01-00 ......................................................       8.500%       CC          $1,100           $896,500
  Key Energy Services, Inc.,
   Unit (Sr Sub Note & Warrant) 01-15-09 (R) ..............................      14.000        B-           5,000          5,112,500
  Parker Drilling Co.,
   Gtd Sr Note 11-15-06 ...................................................       9.750        B+           1,000            895,000
  Petroleo Brasileiro S.A.,
   Bond (Brazil) 10-17-06 (R) (Y) .........................................      10.000        B1             500            467,500
  R&B Falcon Corp.,
   Sr Note 12-15-08 (R) ...................................................       9.500        B+           3,750          3,337,500
  RBF Finance Co.,
   Gtd Sr Sec Note 03-15-09 (R) ...........................................      11.375        BB-          3,450          3,484,500
  Universal Compression, Inc.,
   Sr Disc Note, Step Coupon (9.875%, 02-15-03) 02-15-08 (A) ..............        Zero        B            2,650          1,696,000
                                                                                                                        ------------
                                                                                                                          20,328,125
                                                                                                                        ------------
Paper & Paper Products (0.54%)
  Packaging Corp. of America,
   Sr Sub Note 04-01-09 (R) ...............................................       9.625        B            2,100          2,131,500
  Repap New Brunswick, Inc.,
   Sr Sec Note (Canada) 06-01-04 (R) (Y) ..................................      11.500        B-           4,150          4,191,500
                                                                                                                        ------------
                                                                                                                           6,323,000
                                                                                                                        ------------
Printing - Commercial (0.27%)
  Sullivan Graphics, Inc.,
   Sr Sub Note 08-01-05 ...................................................      12.750        B-           3,000          3,187,500
                                                                                                                        ------------
Retail (0.36%)
  SpinCycle, Inc.,
   Sr Disc Note, Step Coupon (12.75%, 05-01-01) 05-01-05 (A) ..............        Zero        CCC+         3,625          1,305,000
  United Stationers Supply Co.,
   Sr Sub Note 05-01-05 ...................................................      12.750        B            1,334          1,470,735
   Sr Sub Note 04-15-08 ...................................................       8.375        B            1,500          1,470,000
                                                                                                                        ------------
                                                                                                                           4,245,735
                                                                                                                        ------------
Steel (0.72%)
  AK Steel Corp.,
   Sr Note 02-15-09 (R) ...................................................       7.875        BB-          5,000          4,900,000
  Sheffield Steel Corp.,
   1st Mtg Note Ser B 12-01-05 ............................................      11.500        B-           3,875          3,603,750
                                                                                                                        ------------
                                                                                                                           8,503,750
                                                                                                                        ------------
Telecommunications (17.07%)
  Advanced Radio Telecom Corp.,
   Sr Note 02-15-07 .......................................................      14.000        CCC          2,000          1,530,000
  Allegiance Telecom, Inc.,
   Sr Disc Note, Ser B, Step Coupon (11.75%, 02-15-03) 02-15-08 (A)  ......        Zero        B-           3,500          2,100,000
  AMSC Acquisition Co., Inc.,
   Sr Note Ser B 04-01-08 .................................................      12.250        B-           3,000          2,160,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

                                                                                                         PAR VALUE
                                                                                INTEREST    CREDIT         (000s          MARKET
ISSUER, DESCRIPTION                                                               RATE      RATING*       OMITTED)        VALUE
-------------------                                                               ----      -------       --------        -----
Telecommunications (continued)
  Call-Net Enterprises, Inc.,
   Sr Note (Canada) 05-15-09 (Y) ..........................................       9.375%       BB-         $3,800         $3,648,000
  CapRock Communications Corp.,
   Sr Note 05-01-09 (R) ...................................................      11.500        B            2,700          2,632,500
  Centennial Cellular Operating Co.,
   Sr Sub Note 12-15-08 (R) ...............................................      10.750        CCC+           900            936,000
  Clearnet Communications, Inc.,
   Sr Disc Note, Step Coupon (10.40%, 05-15-03)
     (Canada) 05-15-08 (A) # ..............................................        Zero        B3           6,500          2,553,351
   Sr Disc Note, Step Coupon (10.125%, 05-01-04)
     (Canada) 05-01-09 (A) (Y) ............................................        Zero        B3           3,250          1,722,500
  COLT Telecom Group Plc (United Kingdom),
   Sr Note (Deutsche Mark) 11-30-07 # .....................................       8.875        B           10,000          5,543,692
   Sr Note (Deutsche Mark) 07-31-08 # .....................................       7.625        B           10,195          5,488,762
  Comunicacion Celular S.A.,
   Bond, Step Coupon (14.125%, 09-29-00)
     (Colombia) 03-01-05 (A) (R) (Y) ......................................        Zero        B+           5,000          3,500,000
  Crown Castle International Corp.,
   Sr Disc Note, Step Coupon (10.625%, 11-15-02) 11-15-07 (A) .............        Zero        B            5,000          3,400,000
  Dolphin Telecom Plc,
   Sr Disc Note, Step Coupon (11.50%, 06-01-03)
     (United Kingdom) 06-01-08 (A) (Y) ....................................        Zero        B-           6,000          3,090,000
   Sr Disc Note, Step Coupon (14.00%, 05-15-04)
     (United Kingdom) 05-15-09 (A) (R) (Y) ................................        Zero        B-           5,400          2,646,000
  DTI Holdings, Inc.,
   Sr Disc Note, Step Coupon (12.50%, 03-01-03) 03-01-08 (A) ..............        Zero        B-           3,600          1,422,000
  e.spire Communications, Inc.,
   Sr Note 07-15-07 .......................................................      13.750        B-           2,000          1,760,000
  Esprit Telecom Group Plc,
   Sr Note (United Kingdom) 12-15-07 (Y) ..................................      11.500        B-           1,550          1,666,250
   Sr Note (Deutsche Mark) 06-15-08 # .....................................      11.000        BB-          4,050          2,288,372
  FaciliCom International, Inc.,
   Sr Note 01-15-08 .......................................................      10.500        B-           4,350          3,371,250
  Global Crossing Holdings Ltd.,
   Sr Note 05-15-08 .......................................................       9.625        B            4,000          4,380,000
  GST Equipment Funding, Inc.,
   Sr Sec Note 05-01-07 ...................................................      13.250        B            5,000          5,400,000
  Hermes Europe Railtel BV,
   Sr Note (Netherlands) 08-15-07 (Y) .....................................      11.500        B            5,000          5,212,500
   Sr Note (Netherlands) 01-15-09 (Y) .....................................      10.375        B              700            714,000
  Intercel, Inc.,
   Unit (Sr Disc Note & Warrant), Step Coupon
     (12.00%, 02-01-01) 02-01-06 (A) ......................................        Zero        B            4,100          3,239,000
  Intermedia Communications, Inc.,
   Sr Disc Note, Step Coupon (12.50%, 05-15-01) 05-15-06 (A) ..............        Zero        B            6,000          4,920,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

                                                                                                         PAR VALUE
                                                                                INTEREST    CREDIT         (000s          MARKET
ISSUER, DESCRIPTION                                                               RATE      RATING*       OMITTED)        VALUE
-------------------                                                               ----      -------       --------        -----
Telecommunications (continued)
  International Wireless Communications Holdings, Inc.,
   Sr Sec Disc Note 08-15-01 ..............................................        Zero        B-          $3,000           $300,000
  Ionica Plc,
   Sr Disc Note, Step Coupon (15.00%, 05-01-02)
     (United Kingdom) 05-01-07 (A) (Y) ....................................        Zero        Ca           6,000            180,000
  Level 3 Communications, Inc.,
   Sr Note 05-01-08 .......................................................       9.125%       B            7,000          6,825,000
  McCaw International Ltd.,
   Sr Disc Note, Step Coupon (13.00%, 04-15-02) 04-15-07 (A) ..............        Zero        B-           7,000          4,270,000
  McLeodUSA, Inc.,
   Sr Note 07-15-07 .......................................................       9.250        B+           4,250          4,303,125
   Sr Note 11-01-08 .......................................................       9.500        B+           1,000          1,005,000
   Sr Note 02-15-09 (R) ...................................................       8.125        B+           1,000            940,000
  Metrocall, Inc.,
   Sr Sub Note 09-15-08 (R) ...............................................      11.000        CCC+         5,000          4,325,000
  Metromedia Fiber Network, Inc.,
   Sr Note 11-15-08 (R) ...................................................      10.000        B              900            929,250
  MetroNet Communications Corp.,
   Sr Disc Note, Step Coupon (10.75%, 11-01-02)
     (Canada) 11-01-07 (A) (Y) ............................................        Zero        B            4,400          3,476,000
   Sr Note (Canada) 08-15-07 (Y) ..........................................      12.000        B            4,000          4,680,000
  Microcell Telecommunications, Inc.,
   Sr Disc Note Ser B, Step Coupon (11.125%, 10-15-02)
     (Canada) 10-15-07 # ..................................................        Zero        B-           2,500          1,087,400
  Nextel Communications, Inc.,
   Sr Disc Note 08-15-04 ..................................................       9.750        B-           5,500          5,665,000
   Sr Disc Note, Step Coupon (9.95%, 02-15-03) 02-15-08 (A) ...............        Zero        B-           8,875          5,901,875
  Nextel Partners, Inc.,
   Sr Disc Note, Step Coupon (14.00%, 02-01-04) 02-01-09 (A) (R) ..........        Zero        CCC+         2,500          1,343,750
  NEXTLINK Communications, Inc.,
   Sr Disc Note, Step Coupon (9.45%, 04-15-03) 04-15-08 ...................        Zero        B            4,000          2,340,000
   Sr Note 10-01-07 .......................................................       9.625        B            1,500          1,417,500
   Sr Note 11-15-08 (R) ...................................................      10.750        B            2,900          2,900,000
  NorthEast Optic Network, Inc.,
   Sr Note 08-15-08 .......................................................      12.750        B-           2,250          2,317,500
  NTL, Inc.,
   Sr Note Ser B 04-01-08 .................................................       9.500        B-             260            412,689
   Sr Note, Step Coupon (12.375%, 10-01-03) 10-01-08 (A) (R) ..............        Zero        B-           8,500          5,525,000
   Sr Note 10-01-08 (R) ...................................................      11.500        B-           6,300          6,835,500
  Occidente y Caribe Celular S.A.,
   Sr Disc Note Ser B, Step Coupon (14.00%, 03-15-01)
     (Colombia) 03-15-04 (A) (Y) ..........................................        Zero        B            4,000          2,880,000
  Orange Plc,
   Sr Note (United Kingdom) 08-01-08 (E) ..................................       7.625        BB-            400            442,041
   Sr Note (United Kingdom) 08-01-08 (Y) ..................................       8.000        B+           6,000          6,165,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

                                                                                                         PAR VALUE
                                                                                INTEREST    CREDIT         (000s          MARKET
ISSUER, DESCRIPTION                                                               RATE      RATING*       OMITTED)        VALUE
-------------------                                                               ----      -------       --------        -----
Telecommunications (continued)
  Orion Network Systems,
   Sr Note 01-15-07 .......................................................      11.250%       B+          $5,000         $3,950,000
  Qwest Communications International, Inc.,
   Sr Note Ser B 04-01-07 .................................................      10.875        BB+          2,867          3,261,528
  RCN Corp.,
   Sr Disc Note, Step Coupon (11.125%, 10-15-02) 10-15-07 (A) .............        Zero        B3           5,000          3,300,000
   Sr Note 10-15-07 .......................................................      10.000        B3           4,900          4,900,000
  Sprint Spectrum L.P.,
   Sr Note 08-15-06 .......................................................      11.000        BBB+         3,750          4,196,438
  Telecorp PCS, Inc.,
   Sr Disc Note, Step Coupon (11.625%, 04-15-04) 04-15-09 (A) (R) .........        Zero        B3           4,535          2,335,525
  Telewest Communications Plc,
   Sr Disc Note, Step Coupon (9.25%, 04-15-04)
     (United Kingdom) 04-15-09 (R) (Y) ....................................        Zero        B+           3,300          3,465,533
  Teligent, Inc.,
   Sr Note 12-01-07 .......................................................      11.500        CCC          5,000          4,862,500
  Time Warner Telecom LLC,
   Sr Note 07-15-08 .......................................................       9.750        B-           1,250          1,300,000
  Tritel PCS, Inc.,
   Sr Disc Note, Step Coupon (12.75, 05-15-04) 05-15-09 (A) (R) ...........        Zero        B3           2,500          1,268,750
  VersaTel Telecom International N.V.,
   Sr Note (Netherlands) 05-15-08 (Y) .....................................      13.250        B-           2,400          2,508,000
  Viatel, Inc.,
   Sr Note 04-15-08 .......................................................      11.250        Caa1         5,250          5,250,000
   Sr Note (United States) 03-15-09 (E) (R) ...............................      11.500        Caa1         2,000          2,105,951
  Winstar Communications, Inc.,
   Sr Disc Note, Step Coupon (14.00%, 10-15-00) 10-15-05 (A) ..............        Zero        Caa1         2,600          2,158,000
  Winstar Equipment Corp.,
   Gtd Sec Note 03-15-04 ..................................................      12.500        CCC+         1,400          1,407,000
  Worldwide Fiber, Inc.,
   Sr Note (Canada) 12-15-05 (R) (Y) ......................................      12.500        B-           3,750          3,862,500
                                                                                                                        ------------
                                                                                                                         201,922,532
                                                                                                                        ------------
Transportation (0.93%)
  Continental Airlines, Inc.,
   Note 12-15-05 ..........................................................       8.000        BB-          4,400          4,290,000
  Fine Air Services Corp.,
   Sr Sub Note 06-01-08 ...................................................       9.875        B            3,900          3,432,000
  Pacific & Atlantic Holdings, Inc.,
   1st Mtg Note (Greece) 05-30-08 (Y) .....................................      11.500        CCC+         3,000          1,185,000
  RailWorks Corp.,
   Sr Sub Note 04-15-09 (R) ...............................................      11.500        B            2,000          2,030,000
                                                                                                                        ------------
                                                                                                                          10,937,000
                                                                                                                        ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

                                                                                                         PAR VALUE
                                                                                INTEREST    CREDIT         (000s          MARKET
ISSUER, DESCRIPTION                                                               RATE      RATING*       OMITTED)        VALUE
-------------------                                                               ----      -------       --------        -----
Utilities (1.97%)
  Calpine Corp.,
   Sr Note 04-01-08 .......................................................       7.875%       BB          $2,000         $1,950,000
   Sr Note 04-15-09 .......................................................       7.750        BB           2,300          2,233,300
  Midland Funding Corp. II,
   Deb Ser A 07-23-05 .....................................................      11.750        BB           4,000          4,580,000
   Deb Ser B 07-23-06 .....................................................      13.250        BB           4,000          4,813,920
  Monterrey Power S.A. de C.V.,
   Sr Sec Bond (Mexico) 11-15-09 (R) (Y) ..................................       9.625        BB           2,900          2,465,000
  Niagara Mohawk Power Corp.,
   Sec Fac Bond 01-01-18 ..................................................       8.770        BBB-         7,000          7,272,650
                                                                                                                       -------------
                                                                                                                          23,314,870
                                                                                                                       -------------
                                                                                        TOTAL BONDS
                                                                              (Cost $1,094,407,237)        (89.89%)    1,063,219,883
                                                                                                           ------      -------------

                                                                                                         NUMBER OF
                                                                                                          SHARES
                                                                                                        OR WARRANTS
                                                                                                        -----------
COMMON AND PREFERRED STOCKS AND WARRANTS
  Advanced Radio Telecom Corp., Warrant ** .............................................                   60,000            660,000
  Allegiance Telecom, Inc., Warrant ** .................................................                    3,500            154,000
  American Mobile Satellite Corp., Warrant (R) ** ......................................                    3,000                 --
  American Telecasting, Inc., Warrant ** ...............................................                    4,000                 40
  AVI Holdings, Inc., Warrant (R) ** ...................................................                    1,500                 15
  Capstar Broadcasting Partners, Inc., 12.00%, Preferred Stock .........................                   16,028          1,666,912
  Chancellor Media Corp., 7.00%, Conv Preferred Stock ..................................                   20,000          2,860,000
  COLT Telecom Plc, Warrant (United Kingdom) (R) ** ....................................                    5,000          2,375,000
  Comunicacion Celular S.A., Warrant (Colombia) ** .....................................                   50,000            250,000
  Core Cap, Inc., Common Stock (r) ** ..................................................                   45,000            729,000
  Core Cap, Inc., Ser A/I, 10.00%, Preferred Stock (r) .................................                   45,000          1,077,300
  Credit Lyonnais Capital S.C.A., American Depositary Receipt (ADR),
   9.50%, Ser DTC, Preferred Stock (France) (R) ........................................                  100,000          2,587,500
  Decorative Home Accents, Inc., Common Stock ** .......................................                    1,000                  1
  DIVA Systems Corp., Warrant ** .......................................................                   15,495             30,990
  DTI Holdings, Inc., Warrant ** .......................................................                   18,000                180
  EarthWatch, Inc., 12.00%, Ser C, Conv Preferred Stock (R) ............................                   88,232            948,494
  Granite Broadcasting Corp., 12.75%, Preferred Stock ..................................                   51,200          5,120,000
  Hyperion Telecommunications, Inc., 12.875%, Ser B, Preferred Stock ...................                    3,513          3,302,220
  ICG Holdings, Inc., 14.00%, Preferred Stock ..........................................                    2,730          2,730,000
  Intermedia Communications, Inc., 13.50%, Ser B, Preferred Stock ......................                    1,973          2,071,650
  Intermedia Communications, Inc., Common Stock ** .....................................                   30,000            759,375
  International Wireless, Inc., Warrant ** .............................................                    3,000                 30
  Ionica Plc, Warrant (United Kingdom) (R) # ** ........................................                    8,500                 85
  Kelley Oil & Gas Corp., $2.625, Conv Preferred Stock .................................                   40,000            202,500
  KLM Royal Dutch Airlines N.V., Common Stock (Netherlands) ............................                   25,893            750,897


                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund


                                                                                                         NUMBER OF
                                                                                                          SHARES              MARKET
ISSUER, DESCRIPTION                                                                                     OR WARRANTS           VALUE
-------------------                                                                                     -----------           -----
COMMON AND PREFERRED STOCKS AND WARRANTS (continued)
  Lasmo Plc, 10.00%, Ser A, ADS, Preferred Stock (United Kingdom) ......................                   50,000         $1,243,750
  Loral Space & Communications Ltd., Warrant ** ........................................                    5,000             50,000
  McCaw International Ltd., Warrant ** .................................................                    7,000             17,500
  MetroNet Communications Corp., Warrant (Canada) (R) ** ...............................                    2,250            225,000
  Nextel Communications, Inc., 13.00%, Ser D, Preferred Stock ..........................                    2,493          2,767,230
  Nextel Communications, Inc., 11.125%, Ser E, Preferred Stock .........................                    1,915          1,943,725
  Nextel Communications, Inc. (Class A), Common Stock ** ...............................                   12,394            457,029
  NEXTLINK Communications, Inc., Warrant (R) ** ........................................                   30,000                 --
  NEXTLINK Communications, Inc., 14.00%, Preferred Stock ...............................                  115,323          5,939,135
  Northeast Utilities, Common Stock ** .................................................                   75,000          1,321,875
  Northwest Airlines Corp., Common Stock ...............................................                  150,000          4,987,500
  NTL, Inc., 13.00%, Ser B, Preferred Stock ............................................                    5,003          5,503,300
  Occidente y Caribe Celular S.A., Warrant (R) ** ......................................                   16,000            272,000
  Packaging Corp. of America, 12.375%, Preferred Stock (R) .............................                   11,500          1,201,750
  PG&E Corp., Common Stock .............................................................                   25,622            864,743
  Powertel, Inc., Warrant ** ...........................................................                    2,880             23,040
  PRIMEDIA, Inc., 8.625%, Ser H, Preferred Stock .......................................                   25,000          2,362,500
  Qantas Airways Ltd. (ADR) (Australia) (R) ............................................                   13,800            406,025
  QUALCOMM Financial Trust, 5.75%, Preferred Stock .....................................                   60,000          8,160,000
  RCN Corp., Common Stock ** ...........................................................                   40,000          1,662,500
  Renaissance Cosmetics, Warrant ** ....................................................                    4,000                  4
  Rite Aid Corp., Common Stock .........................................................                   14,820            370,500
  Rural Cellular Corp., 11.375%, Ser B, Preferred Stock ................................                    1,957          1,957,000
  SFX Broadcasting, Inc., 12.625%, Ser E, Preferred Stock ..............................                    5,405            654,005
  SFX Entertainment, Inc. (Class A), Common Stock ** ...................................                   27,467          1,495,235
  SpinCycle, Inc., Warrant (R) * .......................................................                    3,625                 36
  Station Casinos, Inc., 7.00%, Conv Preferred Stock ...................................                    5,000            285,000
  Teletrac, Inc., Warrant ** ...........................................................                    2,000                 --
  TLC Beatrice International Holdings (Class A), Common Stock (r) ** ...................                   20,000          1,040,000
  Valero Energy Corp., Common Stock ....................................................                   46,250            927,891
  VersaTel Telecom B.V., Warrant (R) ** ................................................                    2,400            144,000
  Viatel, Inc., Common Stock ** ........................................................                    6,068            273,060
                                                                                                                        ------------
                                          TOTAL COMMON AND PREFERRED STOCKS AND WARRANTS
                                                                      (Cost $62,916,252)                    (6.33%)       74,831,522
                                                                                                            -----       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

                                                                                               PAR VALUE
                                                                                 INTEREST        (000s          MARKET
ISSUER, DESCRIPTION                                                                RATE         OMITTED)         VALUE
-------------------                                                                ----         --------         -----
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.62%)
  Investment in a joint repurchase
   agreement transaction with
   ABN AMRO Securities, Inc. - Dated 05-28-99,
   due 06-01-99 (Secured by U.S. Treasury Bonds,
   5.500% thru 12.000%, due 11-15-03 thru
   08-15-28 and U.S. Treasury Notes, 7.875% due
   11-15-04 and 6.500% due 10-15-06)- Note A ................................     4.790%         $19,205        $19,205,000
                                                                                                             --------------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.00%........................................................                                           277
                                                                                                             --------------
                                                             TOTAL SHORT-TERM INVESTMENTS          (1.62%)       19,205,277
                                                                                                 --------    --------------
                                                                        TOTAL INVESTMENTS         (97.84%)    1,157,256,682
                                                                                                 --------    --------------
                                                        OTHER ASSETS AND LIABILITIES, NET          (2.16%)       25,579,464
                                                                                                 --------    --------------
                                                                         TOTAL NET ASSETS        (100.00%)   $1,182,836,146
                                                                                                 ========    ==============

* Credit ratings are unaudited and rated by Moody's Investors Service or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

**  Non-income producing security.

*** Represents rate in effect on May 31, 1999.

# Par value of foreign bonds or warrants is expressed in local currency, as shown parenthetically in security description.

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(E) Parenthetical disclosure of a country in the security description represents country of issuer; however, security is euro denominated.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $135,258,580 or 11.44% of the Fund's net assets as of May 31, 1999.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of foreign issue; however, security is U.S. dollar denominated.

(r) Direct placement securities are restricted as to resale. They have been valued at fair value by the Trustees after considerations of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-Laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities.

    Additional information on each restricted security is as follows:

                                                                                                   MARKET
                                                                                                 VALUE AS A
                                                                                                 PERCENTAGE        MARKET
                                                                     ACQUISITION   ACQUISITION   OF FUND'S       VALUE AS OF
                                                                        DATE           COST      NET ASSETS     MAY 31, 1999
                                                                      --------      ---------    ----------     ------------
    Core Cap, Inc., Common Stock...................................   10-31-97       $900,000       0.06%          $729,000
    Core Cap, Inc., Ser A/I, 10.00%, Preferred Stock...............   10-31-97      1,125,000       0.09          1,077,300
    TLC Beatrice International Holdings (Class A), Common Stock ...   11-25-87      1,006,000       0.09          1,040,000

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------

The Strategic Income Fund invests primarily in securities issued in the United States of America. The performance of this Fund is closely tied to the economic and financial conditions within the countries in which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments.

In addition, the concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at May 31, 1999 assigned to country categories.

                                                                  MARKET VALUE
                                                                AS A PERCENTAGE
                                                                    OF FUND'S
COUNTRY DIVERSIFICATION                                            NET ASSETS
-----------------------                                            ----------
   Argentina ....................................................     0.27%
   Australia ....................................................     0.98
   Brazil .......................................................     0.07
   Canada .......................................................     6.36
   Colombia .....................................................     0.56
   Costa Rica ...................................................     0.02
   France .......................................................     2.90
   Germany ......................................................     0.34
   Greece .......................................................     0.10
   Luxembourg ...................................................     0.23
   Mexico .......................................................     0.30
   Netherlands ..................................................     0.78
   Panama .......................................................     0.02
   South Africa .................................................     0.54
   Spain ........................................................     1.97
   United Kingdom ...............................................    10.62
   United States ................................................    71.78
                                                                     -----
                                                TOTAL INVESTMENTS    97.84%
                                                                     =====

Additionally, the concentration of investments can be aggregated by the quality rating for each debt security.

                                                                  MARKET VALUE
                                                                 AS A PERCENTAGE
                                                                    OF FUND'S
QUALITY DISTRIBUTION                                               NET ASSETS
--------------------                                               ----------
   AAA .........................................................     40.91%
   AA ..........................................................      1.97
   A ...........................................................      0.23
   BBB .........................................................      1.96
   BB ..........................................................      9.07
   B ...........................................................     33.59
   CCC .........................................................      2.14
   CC ..........................................................      0.02
                                                                     -----
                                                     TOTAL BONDS     89.89%
                                                                     =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Strategic Income Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock Strategic Series (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of one series: John Hancock Strategic Income Fund (the "Fund"). The investment objective of the Fund is a high level of current income.

   The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below. The Fund may invest in indexed securities, whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $15,375,362 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gains distributions will be made. The carryforwards expire as follows: May 31, 2003 -- $15,108,354 and May 31, 2004 -- $267,008. Additionally,
net capital losses of $3,759,669 attributable to security transactions incurred after October 31, 1998 are treated as arising on the first day (June 1, 1999) of the Fund's next taxable year.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Strategic Income Fund

amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issuance or the date of purchase over the life of the security, as required by the Internal Revenue Code.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Effective March 12, 1999, the Fund entered into a syndicated line of credit agreement with various banks, and the agreements previously in effect were terminated. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity for the year ended May 31, 1999.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

   These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Strategic Income Fund

facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

   Open forward foreign currency exchange contracts at May 31, 1999 were as follows:

                                                                    UNREALIZED
                                   PRINCIPAL AMOUNT   EXPIRATION   APPRECIATION
CURRENCY                         COVERED BY CONTRACT     MONTH    (DEPRECIATION)
--------                         -------------------     -----    --------------
BUYS
British Pound Sterling                6,008,750         JUNE 99      ($160,774)
Canadian Dollar                      17,204,805         JUNE 99         57,622
Euro Currency                         3,995,708         JUNE 99         (4,697)
                                                                   -----------
                                                                     ($107,849)
                                                                   ===========
SELLS
British Pound Sterling               40,639,375         JUNE 99       $238,189
British Pound Sterling               12,768,014         JULY 99        104,303
British Pound Sterling                9,693,000          AUG 99        142,490
Canadian Dollar                      62,609,097         JUNE 99     (1,073,791)
Canadian Dollar                       3,876,500         JULY 99        (38,464)
Canadian Dollar                       4,143,750          AUG 99         33,933
Canadian Dollar                      15,480,000         SEPT 99        (37,447)
Euro Currency                        34,085,429         JUNE 99      2,013,998
Euro Currency                        31,467,000         JULY 99        720,154
Euro Currency                         5,892,250          AUG 99         33,334
Euro Currency                         3,982,000          OCT 99          3,527
                                                                   -----------
                                                                    $2,140,226
                                                                   ===========

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Fund as unrealized gains or losses.

   When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

   For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

   At May 31, 1999, there were no open positions in financial futures contracts.

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

   The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Strategic Income Fund

   The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

   Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

   At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

   At May 31, 1999, there were no open written option transactions.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of: (a) 0.60% of the first $100,000,000 of the Fund's average daily net asset value, (b) 0.45% of the next $150,000,000, (c) 0.40% of the next $250,000,000, (d) 0.35% of the next $150,000,000 and (e) 0.30%
of the Fund's average daily net asset value in excess of $650,000,000.

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended May 31, 1999, net sales charges received with regard to sales of Class A shares amounted to $2,771,216. Out of this amount, $222,827 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,577,005 was paid as sales commissions to unrelated broker-dealers and $971,384 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer, formerly known as John Hancock Distributors, Inc. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended May 31, 1999, contingent deferred sales charges paid to JH Funds amounted to $976,496.

   Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the year ended May 31, 1999, contingent deferred sales charges paid to JH Funds amounted to $6,904.

   In addition, to reimburse the JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Strategic Income Fund

   The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

   The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

   Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Mr. Richard S. Scipione and Ms. Anne C. Hodsdon are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended May 31, 1999, aggregated $620,489,222 and $514,226,811, respectively.
Purchases and proceeds from sales of obligations of the U.S. government and its agencies aggregated $196,219,189 and $52,366,659, respectively, during the year ended May 31, 1999.

   The cost of investments owned at May 31, 1999 (including the joint repurchase agreement) for federal income tax purposes was $1,170,235,488. Gross unrealized appreciation and depreciation of investments aggregated $35,135,227 and $48,114,310, respectively, resulting in net unrealized depreciation of $12,979,083.

NOTE D -
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended May 31, 1999, the Fund has reclassified amounts to reflect an increase in accumulated net realized loss on investments of $6,151,401, an increase in undistributed net investment income of $6,154,096 and a decrease in capital paid-in of $2,695. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of May 31, 1999. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of foreign currency gains and losses in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles.

NOTE E -
REORGANIZATION

On February 10, 1999, the shareholders of John Hancock World Bond Fund ("World Bond Fund") approved a plan of reorganization between World Bond Fund and the Fund providing for the transfer of substantially all of the assets and liabilities of the World Bond Fund to the Fund in exchange solely for Class A and Class B shares of the Fund. The acquisition was accounted for as a tax free exchange of 2,798,003 Class A shares and 1,568,516 Class B shares of the Fund for the net assets of World Bond Fund, which amounted to $21,151,500 and $11,857,194 for Class A and Class B shares, respectively, including $263,975 of unrealized depreciation, after the close of business on February 19, 1999.

================================================================================

                   John Hancock Funds - Strategic Income Fund

REPORT OF INDEPENDENT AUDITORS
To the Shareholders and Board of Trustees of John Hancock Strategic Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for Moody's and Standard & Poor's ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Strategic Income Fund (the "Fund") at May 31, 1999, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at May 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 2, 1999

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended May 31, 1999.

   Shareholders will be mailed a 1999 U.S. Treasury Department Form 1099-DIV in January of 2000. This will reflect the tax character of all distributions for calendar year 1999.

   With respect to the Fund's ordinary taxable income for the fiscal year ended May 31, 1999, 6.53% of the distributions qualify for the dividends received deduction available to corporations.

======================================NOTES=====================================

                   John Hancock Funds - Strategic Income Fund

======================================NOTES=====================================

                   John Hancock Funds - Strategic Income Fund

================================================================================

                                                              ----------------
[LOGO] JOHN HANCOCK FUNDS                                         Bulk Rate
       A Global Investment Management Firm                      U.S. Postage
                                                                    PAID
101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                    Randolph, MA
1-800-225-5291  1-800-554-6713 (TDD)                            Permit No. 75
INTERNET: www.jhancock.com/funds                              ----------------

--------------------------------------------------------------------------------

   This report is for the information of shareholders of the John Hancock Strategic Income Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[RECYCLE LOGO] Printed on Recycled Paper                              9100A 5/99
                                                                            7/99

                           VOTE THIS PROXY CARD TODAY!
                    YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                       THE EXPENSE OF ADDITIONAL MAILINGS


                  JOHN HANCOCK SHORT-TERM STRATEGIC INCOME FUND
               SPECIAL MEETING OF SHAREHOLDERS - OCTOBER 13, 1999
                   PROXY SOLICITATION BY THE BOARD OF TRUSTEES

         The undersigned, revoking previous proxies, hereby appoint(s) Edward J. Boudreau, Jr., Anne C. Hodsdon, Susan S. Newton and James J. Stokowski, with full power of substitution in each, to vote all the shares of beneficial interest of John Hancock Short-Term Strategic Income Fund ("Short-Term Strategic Income") which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of Short-Term Strategic Income Fund to be held at 101 Huntington Avenue, Boston, Massachusetts, on October 13, 1999 at 9:00 a.m., Boston time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated August ___, 1999 is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal.

                                     PLEASE SIGN, DATE AND RETURN
                                     PROMPTLY IN ENCLOSED ENVELOPE

                                     Date ___________________,

                                     NOTE: Signature(s)  should  agree with the
                                     the  name(s) printed herein. When signing
                                     as attorney, executor, administrator,
                                     trustee  or guardian,  please give your
                                     full  name  as  such.  If a corporation,
                                     please sign in full   corporate   name  by
                                     president or other authorized  officer. If
                                     a partnership, please sign in  partnership
                                     name     by authorized person.
                                     ---------------------------------

                                     ---------------------------------
                                                       Signature(s)

[LOGO] JOHN HANCOCK FUNDS
      A Global Investment Management Firm


                           VOTE THIS PROXY CARD TODAY!
                    YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                       THE EXPENSE OF ADDITIONAL MAILINGS


THIS PROXY SHALL BE VOTED IN FAVOR OF (FOR) PROPOSAL 1 IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES SHALL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

              PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

(1) To approve an Agreement and Plan of Reorganization between Short-Term Strategic Income Fund and John Hancock Strategic Income Fund ("Strategic Income Fund"). Under this Agreement, Short-Term Strategic Income Fund will transfer all of its assets to Strategic Income Fund in exchange for shares of Strategic Income Fund. These shares will be distributed proportionately to you and the other shareholders of Short-Term Strategic Income Fund. Strategic Income Fund will also assume Short-Term Strategic Income Fund's liabilities.

         FOR      |_|          AGAINST  |_|          ABSTAIN  |_|

           PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.

                                     Part B

                       Statement of Additional Information

                       JOHN HANCOCK STRATEGIC INCOME FUND
                   (a series of John Hancock Strategic Series)

                                 August 27, 1999

This Statement of Additional Information provides information and is not a prospectus. It should be read in conjunction with the related proxy statement and prospectus that is also dated August 27, 1999. This Statement of Additional Information provides additional information about John Hancock Strategic Income Fund and the Fund that it is acquiring, John Hancock Short-Term Strategic Income Fund. Please retain this Statement of Additional Information for future reference. A copy of the proxy statement and prospectus can be obtained free of charge by calling John Hancock Signature Services, Inc., at 1-800-225-5291.


                                Table Of Contents

                                                                          Page
Introduction                                                                3
Additional Information about Strategic Income Fund                          3
General Information and History                                             3
Investment Objective and Policies                                           3
Management of Strategic Income Fund                                         3
Control Persons and Principal Holders of Shares                             3
Investment Advisory and Other Services                                      3
Brokerage Allocation                                                        3
Capital Stock and Other Securities                                          3
Purchase, Redemption and Pricing of Strategic Income Fund Shares            3
Tax Status                                                                  4
Underwriters                                                                4
Calculation of Performance Data                                             4
Financial Statements                                                        4

Additional Information about Short-Term Strategic Income Fund               4
General Information and History                                             4
Investment Objective and Policies                                           4
Management of Short-Term Strategic Income Fund                              4
Investment Advisory and Other Services                                      4
Brokerage Allocation                                                        4
Capital Stock and Other Securities                                          4
Purchase, Redemption and Pricing of Short-Term Strategic Income Fund        4
Tax Status                                                                  5
Underwriters                                                                5
Calculation of Performance Data                                             5
Financial Statements                                                        5

Exhibits

A - Statement of Additional Information, dated April 1, 1999, of John Hancock Strategic Income Fund including unaudited financial statements as of November 30, 1998 and audited financial statements as of May 31, 1998.

B - Statement of Additional Information, dated April 30, 1999, of John Hancock Short-Term Strategic Income Fund including audited financial statements as of October 31,1998.

C - Pro forma combined financial statements as of May 31, 1999, assuming the reorganization of John Hancock Short-Term Strategic Income Fund into John Hancock Strategic Income occurred on that date.

                                  INTRODUCTION

This Statement of Additional Information is intended to supplement the information provided in a proxy statement and prospectus dated August 27, 1999. The proxy statement and prospectus has been sent to the shareholders of Short-Term Strategic Income Fund in connection with the solicitation by the Trustees of Short-Term Strategic Income Fund of proxies to be voted at the special meeting of shareholders of Short- Term Strategic Income Fund to be held on October 13, 1999. This Statement of Additional Information incorporates by reference the Statement of Additional Information of Strategic Income Fund, dated April 1, 1999, and the Statement of Additional Information of Short-Term Strategic Income Fund, dated April 30, 1999. The Strategic Income Fund SAI and the Short-Term Strategic Income Fund SAI are included with this Statement of Additional Information.

               Additional Information About Strategic Income Fund
               --------------------------------------------------

General Information and History
-------------------------------
For additional information about Strategic Income Fund generally and its history, see "Organization of the Funds" in the Strategic Income Fund SAI.

Investment Objective and Policies
---------------------------------
For additional  information about Strategic Income Fund's investment  objective,
policies  and  restrictions,   see  "Investment  Objectives  and  Policies"  and
"Investment Restrictions" in the Strategic Income Fund SAI.

Management of Strategic Income Fund
-----------------------------------
For additional information about the Strategic Income Fund's Board of Trustees, officers and management personnel, see "Those Responsible for Management" in the Strategic Income Fund SAI.

Control Persons and Principal Holders of Shares
-----------------------------------------------
For additional information about control persons of Strategic Income Fund and principal holders of shares of Strategic Income Fund, see "Those Responsible for Management" in the Strategic Income Fund SAI.

Investment Advisory and Other Services
--------------------------------------
For additional information about Strategic Income Fund's investment adviser, custodian, transfer agent and independent accountants, see "Investment Advisory and Other Services", "Distribution Contracts", "Transfer Agent Services", "Custody of Portfolio" and "Independent Auditors" in the Strategic Income Fund SAI.

Brokerage Allocation and Other Practices
----------------------------------------
For additional information about Strategic Income Fund's brokerage allocation practices, see "Brokerage Allocation" in the Strategic Income Fund SAI.

Capital Stock and Other Securities
----------------------------------
For additional information about the voting rights and other characteristics of Strategic Income Fund's shares of beneficial interest, see "Description of the Fund's Shares" in the Strategic Income Fund SAI.

Purchase, Redemption and Pricing of Strategic Income Fund Shares
----------------------------------------------------------------
For additional information about the determination of net asset value, see "Net Asset Value" in the Strategic Income Fund SAI.

Tax Status
----------
For additional information about the tax status of Strategic Income Fund, see "Tax Status" in the Strategic Income Fund SAI.

Underwriters
------------
For additional information about Strategic Income Fund's principal underwriter and the distribution contract between the principal underwriter and Strategic Income Fund, see "Distribution Contracts" in the Strategic Income Fund SAI.

Calculation of Performance Data
-------------------------------
For additional information about the investment performance of Strategic Income Fund, see "Calculation of Performance" in the Strategic Income Fund SAI.

Financial Statements
--------------------
Audited and unaudited financial statements of Strategic Income Fund at May 31, 1998 and November 30, 1998 are attached to the Strategic Income Fund SAI.

Pro forma combined financial statements as of May 31, 1999 are also attached hereto.


          Additional Information About Short-Term Strategic Income Fund
          -------------------------------------------------------------

General Information and History
-------------------------------
For additional information about Short-Term Strategic Income Fund generally and its history, see "Organization of the Fund" in the Short-Term Strategic Income Fund SAI.

Investment Objective and Policies
---------------------------------
For additional information about Short-Term Strategic Income Fund's investment objective, policies and restrictions, see "Investment Objective and Policies" and "Investment Restrictions" in the Short-Term Strategic Income Fund SAI.

Management of Short-Term Strategic Income Fund
----------------------------------------------
For additional information about the Short-Term Strategic Income Fund's Board of
Trustees,   officers  and  management  personnel,  see  "Those  Responsible  for
Management" in the Short-Term Strategic Income Fund SAI.

Investment Advisory and Other Services
--------------------------------------
For additional information about Short-Term Strategic Income Fund's investment adviser, custodian, transfer agent and independent accountants, see "Investment Advisory and Other Services", "Distribution Contracts", "Transfer Agent Services", "Custody of Portfolio" and "Independent Auditors" in the Short-Term Strategic Income Fund SAI.

Brokerage Allocation and Other Practices
----------------------------------------
For additional information about Short-Term Strategic Income Fund's brokerage allocation practices, see "Brokerage Allocation" in the Short-Term Strategic Income Fund SAI.

Capital Stock and Other Securities
----------------------------------
For additional  information about the voting rights and other characteristics of
Short-Term   Strategic  Income  Fund's  shares  of  beneficial   interest,   see
"Description of the Fund's Shares" in the Short-Term Strategic Income Fund SAI.

Purchase, Redemption and Pricing of about Short-Term Strategic Income Fund
--------------------------------------------------------------------------
Shares For additional information about the net asset value of Short-Term Strategic Income Fund, see "Net Asset Value" in the Short-Term Strategic Income Fund SAI.

Tax Status
----------
For additional information about the tax status of Short-Term Strategic Income Fund, see "Tax Status" in the Short-Term Strategic Income Fund SAI.

Underwriters
------------
For additional information about Short-Term Strategic Income Fund's principal underwriter and the distribution contract between the principal underwriter and Short-Term Strategic Income Fund, see "Distribution Contracts" in the Short-Term Strategic Income Fund SAI.

Calculation of Performance Data
-------------------------------
For  additional  information  about the  investment  performance  of  Short-Term
Strategic Income Fund, see "Calculation of Performance" in the Short-Term Strategic Income Fund SAI.

Financial Statements
--------------------

Audited financial statements of Short-Term Strategic Income Fund at October 31, 1998 are attached to the about Short-Term Strategic Income Fund SAI.

                        Supplement to John Hancock Funds
                       Statement of Additional Information



The following Waiver of Contingent Deferred Sales Charge has been deleted:

* Redemptions where the proceeds are used to purchase a John Hancock Declaration Variable Annuity.

                       JOHN HANCOCK STRATEGIC INCOME FUND

                       Class A, Class B and Class C Shares
                       Statement of Additional Information


                                  April 1, 1999

This Statement of Additional Information provides information about John Hancock Strategic Income Fund (the "Fund") in addition to the information that is contained in the combined Income Funds' Prospectus dated April 1, 1999 (the "Prospectus"). The Fund is a diversified series portfolio of John Hancock Strategic Series (the "Trust").


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000
                                 1-800-225-5291

                                Table of Contents
                                                                            Page

Organization of the Fund...............................................        2
Investment Objective and Policies .....................................        2
Investment Restrictions ...............................................       17
Those Responsible for Management ......................................       19
Investment Advisory and Other Services ................................       28
Distribution Contracts ................................................       30
Sales Compensation ....................................................       32
Net Asset Value .......................................................       33
Initial Sales Charge on Class A Shares ................................       34
Deferred Sales Charge on Class B and Class C Shares ...................       37
Special Redemptions ...................................................       40
Additional Services and Programs ......................................       40
Description of the Fund's Shares ......................................       42
Tax Status ............................................................       43
Calculation of Performance ............................................       48
Brokerage Allocation ..................................................       49
Transfer Agent Services ...............................................       51
Custody of Portfolio ..................................................       51
Independent Auditors ..................................................       51
Appendix A-Description of Investment Risk .............................      A-1
Appendix B-Description of Bond Ratings ................................      B-1
Financial Statements ..................................................      F-1

ORGANIZATION OF THE FUND

The Fund is series of the Trust, an open-end investment management company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. The Fund was organized in April 1986.

John Hancock Advisers, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix B contains further information describing investment risks. There is no assurance that the Fund will achieve its investment objective. The investment objective is fundamental and may only be change with shareholder approval.

The investment objective of the Fund is a high level of current income. The Fund will seek to achieve its investment objective by investing primarily in: (i) foreign government and corporate debt securities, (ii) U.S. Government securities and (iii) lower-rated high yield high risk debt securities.

The Fund may invest in all types of debt securities. The debt securities in which the Fund may invest include bonds, debentures, notes (including variable and floating rate instruments), preferred and preference stock, zero coupon bonds, payment-in-kind securities, increasing rate note securities, participation interest, multiple class pass through securities, collateralized mortgage obligations, stripped debt securities, other mortgage-backed securities, asset-backed securities and other derivative debt securities. Under normal circumstances, the Fund's assets will be invested in each of the foregoing three sectors. However, from time to time the Fund may invest up to 100% of its total assets in any one sector. The Fund may also invest up to 10% of net assets in U.S. or foreign equities.

Lower Rated Securities. The higher yields and high income sought by the Fund are generally obtainable from high yield risk securities in the lower rating categories of the established rating services. These securities are rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by Standard & Poor's Ratings Group ("Standard & Poor's"). The Fund may invest in securities rated as low as Ca by Moody's or CC by Standard & Poor's, which may indicate that the obligations are speculative to a high degree and in default. Lower rated securities are generally referred to as junk bonds. See Appendix B attached to this Statement of Additional Information for a description of the characteristics of the various ratings categories. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the minimum ratings noted above. The credit ratings of Moody's and Standard & Poor's (the "Rating Agencies"), such as those ratings described in this Statement of Additional Information, may not be changed by the Rating Agencies in a timely fashion to reflect subsequent economic events. The credit ratings of securities do not evaluate market risk. The Fund may also invest in unrated securities which, in the opinion of the Adviser, offer comparable yields and risks to the rated securities in which the Fund may invest.

Ratings as Investment Criteria. In general, the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Funds as initial criteria for the selection of portfolio securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the rating of Moody's and S&P and their significance.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Debt securities that are rated in the lower rating categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The market price and liquidity of lower rated fixed income securities generally respond to short-term corporate and market developments to a greater extent than the price and liquidity of higher rated securities, because these developments are perceived to have a more direct relationship to the ability of an issuer of lower rated securities to meet its ongoing debt obligations. Although the Adviser seeks to minimize these risks through diversification, investment analysis and attention to current developments in interest rates and economic conditions, there can be no assurance that the Adviser will be successful in limiting the Fund's exposure to the risks associated with lower rated securities. Because the Fund invests in securities in the lower rated categories, the achievement of the Fund's goals is more dependent on the Adviser's ability than would be the case if the Fund were investing in securities in the higher rated categories.

The Fund's investments in debt securities may include increasing rate note securities, zero coupon bonds and payment-in-kind bonds. Zero coupon bonds have a determined interest rate, but payment of the interest is deferred until maturity of the bonds. Payment- in-kind securities pay interest in either cash or additional securities, at the issuer's option, for a specified period. The market prices of zero coupon and payment-in-kind bonds are affected to a greater extent by interest rate changes, and thereby tend to be more volatile than securities which pay interest periodically and in cash. Increasing rate note securities are typically refinanced by the issuers within a short period of time.

The market value of debt securities which carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. In general, in selecting securities for its portfolio, the Fund intends to seek protection against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline. The Fund's portfolio may include debt securities which sell at substantial discounts from par. These securities are low coupon bonds which, because of their lower acquisition cost tend to sell on a yield basis approximating current interest rates during periods of high interest rates.

Reduced volume and liquidity in the high yield high risk bond market or the reduced availability of market quotations may make it more difficult to dispose of the Fund's investments in high yield high risk securities and to value accurately these assets. The reduced availability of reliable, objective data may increase the Fund's reliance on management's judgment in valuing high yield high risk bonds. In addition, the Fund's investments in high yield high risk securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. The Fund's investments, and consequently its net asset value, will be subject to the market fluctuations and risk inherent in all securities.

Foreign Securities. The Fund may invest in debt obligations (which may be denominated in the U.S. dollar or in non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities (such as the World
Bank), and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities. The Fund may also invest in debt securities that are issued by U.S. corporations and denominated in non-U.S. currencies. No more than 25% of the Fund's total assets, at the time of purchase, will be invested in government securities of any one foreign country.

The Fund may also invest in American Depository Receipts ("ADRs"). ADRs (sponsored and unsponsored) are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation, and are designed for trading in United States securities markets. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the United States, and, therefore, there may not be a correlation between that information and the market value of an unsponsored ADR.

The percentage of the Fund's assets that will be allocated to foreign securities will vary depending on the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. The Fund may invest in any country where the Adviser believes there is a potential to achieve the Fund's investment objective. Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative.

The value of portfolio securities denominated in foreign currencies may increase or decrease in response to changes in currency exchange rates. The Fund will incur costs in connection with converting between currencies.

Foreign Currency Transactions. The Fund may enter into forward foreign currency contracts involving currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rate between these currencies as well as to enhance return or as a substitute for the purchase or sale of currency. The foreign currency transactions of the Fund may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. Forward foreign currency contracts are contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables for payables of the Fund accruing in connection with the purchase and sale of its portfolio securities denominated in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Adviser.

If the Fund enters into a forward contract requiring it to purchase foreign currency, its custodian bank will segregate cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. Those assets will be valued at market daily and if the value of the assets in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

There is no limitation on the value of the Fund's assets that may be committed to forward contracts or on the term of a forward contract. In addition to the risks described above, forward contracts are subject to the following additional risks: (1) that a Fund's performance will be adversely affected by unexpected changes in currency exchange rates; (2) that the counterparty to a forward contract will fail to perform its contractual obligations; (3) that a Fund will be unable to terminate or dispose of its position in a forward contract; and (4) with respect to hedging transactions in forward contracts, that there will be imperfect correlation between price changes in the forward contract and price changes in the hedged portfolio assets.

The cost to the Fund of engaging in foreign currency transactions varies with such factors as that currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved.

Global Risks. Investments in foreign securities may involve certain risks not present in domestic investments due to exchange controls, less publicly available information, more volatile or less liquid securities markets, and the possibility of expropriation, confiscatory taxation or political, economic or social instability. There may be difficulty in enforcing legal rights outside the United States. Some foreign companies are not subject to the same uniform financial reporting requirements, accounting standards and governmental supervision as domestic companies, and foreign exchange markets are regulated differently from the U.S. stock market. Security trading practices abroad may offer less protection to investors such as the Fund. In addition, foreign securities may be denominated in the currency of the country in which the issuer is located. Consequently, changes in the foreign exchange rate will affect the value of the Fund's shares and dividends. Finally, you should be aware that the expense ratios of international funds generally are higher than those of domestic funds, because there are greater costs associated with maintaining custody of foreign securities and the increased research necessary for international investing results in a higher advisory fee.

These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominately based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodial or other arrangements before making certain investments in these countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

The Fund may acquire other restricted securities including securities for which market quotations are not readily available. These securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair market value as determined in good faith by the Fund's Trustees.

Repurchase Agreements. In a repurchase agreement the Fund would buy a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. The Fund will not enter into reverse repurchase agreements and other borrowings exceeding in the aggregate 33% of the market value of its total assets. The Fund will enter into reverse repurchase agreements only with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Board of Trustees. Under procedures established by the Board of Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 act. However, the Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determines, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit in illiquid investments. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities, Securities Indices and Currency. The Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund's obligation under the option,
(ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.


Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.


If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when- issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Borrowing. The Fund may borrow money in an amount that does not exceed 33% of its total assets. Borrowing by the Fund involves leverage, which may exaggerate any increase or decrease in the Fund's investment performance and in that respect may be considered a speculative practice. The interest that the Fund must pay on any borrowed money, additional fees to maintain a line of credit or any minimum average balances required to be maintained are additional costs which will reduce or eliminate any potential investment income and may offset any capital gains. Unless the appreciation and income, if any, on the asset acquired with borrowed funds exceed the cost of borrowing, the use of leverage will diminish the investment performance of the Fund.

Short Sales. The Fund may engage in short sales in order to profit from an anticipated decline in the value of a security. The Fund may also engage in short sales to attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities which the Adviser believes possess volatility characteristics similar to those being hedged. To effect such a transaction, the Fund must borrow the security sold short to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay to the lender any accrued interest or dividends and may be required to pay a premium. The Fund may only make short sales "against the box," meaning that the Fund, by virtue of its ownership of other securities, has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions.

The Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. On the other hand, the Fund will incur a loss as a result of the short sale if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest or dividends the Fund may be required to pay in connection with a short sale. The successful use of short selling as a hedging device may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Under applicable guidelines of the staff of the SEC, if the Fund engages in short sales, it must put in a segregated account (not with the broker) an amount of cash or U.S. Government securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and
(b) any cash or U.S. Government securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short.

Short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to the Fund and may result in gains from the sale of securities deemed to have been held for less than three months, which gains must be less than 30% of the Fund's gross income for a taxable year in order for the Fund to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") for that year.

U.S. Governmental Securities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association mortgage-backed certificates ("Ginnie Maes"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of instrumentalities such as the Federal Home Loan Mortgage Corporation ("Freddie Macs"), the Federal National Mortgage Association ("Fannie Maes") and the Student Loan Marketing Association ("Sallie Maes"). No assurance can be given that the U.S. Government will provide financial support to these Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Mortgage-Backed Securities. Ginnie Maes, Freddie Macs and Fannie Maes are mortgage-backed securities which provide monthly payments that are, in effect, a "pass- through" of the monthly interest and principal payments (including any pre-payments) made by the individual borrowers on the pooled mortgage loans. Collateralized Mortgage Obligations ("CMOs"), in which the Fund may also invest, are securities issued by a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. During periods of declining interest rates, principal and interest on mortgage-backed securities may be prepaid at faster-than-expected rates. The proceeds of these prepayments typically can only be invested in lower-yielding securities.
Therefore, mortgage-backed securities may be less effective at maintaining yields during periods of declining interest rates than traditional debt securities of similar maturity. U.S. Government agencies and instrumentalities include, but are not limited to, Federal Farm Credit Banks, Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, and the Federal National Mortgage Association. Some obligations issued by an agency or instrumentality may be supported by the full faith and credit of the U.S. Treasury.

A real estate mortgage investment conduit, or REMIC, is a private entity formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property, and of issuing multiple classes of interests therein to investors such as the Fund. The Fund may consider REMIC securities as possible investments when the mortgage collateral is insured, guaranteed or otherwise backed by the U.S. Government or one or more of its agencies or instrumentalities. The Fund will not invest in "residual" interests in REMIC's because of certain tax disadvantages for regulated investment companies that own such interests.

Risks of Mortgage-Backed Securities. Different types of mortgage-backed securities are subject to different combinations of prepayment, extension, interest rate and/or other market risks. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. PACs, TACs and other senior classes of sequential and parallel pay CMOs involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or "collars."

The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage-backed securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues.


Mortgage "Dollar Roll" Transactions. The Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which the Fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowing and other senior securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

Asset-Backed Securities. The Fund may invest a portion of its assets in asset-backed securities. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund's ability to maintain positions in these securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan services to retain possession of the underlying obligations. If the service were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Structured or Hybrid Notes. The Fund may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmark include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

Participation Interests. Participation interests, which may take the form of interests in, or assignments of certain loans, are acquired from banks who have made these loans or are members of a lending syndicate. The Fund's investments in participation interests may be subject to its 15% limitation on investments in illiquid securities.

Swaps, Caps, Floors and Collars. As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterpart's ability to perform, and may decline in value if the counterpart's credit worthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The Fund will maintain in a segregated account with its custodian, cash or liquid, high grade debt securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlement with respect to swap, cap, collar or floor transactions.

Pay-In-Kind, Delayed and Zero Coupon Bonds. The Fund may invest in pay-in-kind, delayed and zero coupon bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices in pay-in-kind, delayed and zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a grater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Tax Status."

Brady Bonds. The Fund may invest in so-called "Brady Bonds" and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. Brady Bonds are debt securities described as part of a restructuring plan created by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund (the "IMF"). The Brady Plan facilitate the exchange of commercial bank debt for newly issued (known as Brady Bonds). The World Bank and IMF provide funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements IMF debtor nations are required to implement of certain domestic monetary and fiscal reforms. These reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs promote the debtor country's ability to service its external obligations and promote its economic growth and development. The Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The Adviser believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment.

Brady Bonds have recently been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Poland, the Philippines, Uruguay and Venezuela and may be issued by other countries. Over $130 billion in principal amount of Brady Bonds have been issued to date, the largest portion having been issued by Argentina and Brazil. Brady Bonds may involve a high degree of risk, may be in default or present the risk of default. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors. Although Brady Bonds may be collateralized by U.S. Government securities, repayment of principal and interest is not guaranteed by the U.S. Government.


Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Time Deposits. The Securities and Exchange Commission ("SEC") considers time deposits with periods of greater than seven days to be illiquid, subject to the restriction that illiquid securities are limited to no more than 15% of the Fund's net assets.

Short Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments or to take advantage of yield disparities between fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The Fund's portfolio rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval of the lesser of (1) the holders of 67% or more of the shares represented at a meeting if by more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or
(2) more than 50% of the Fund's outstanding shares.

The Fund observes the fundamental restrictions listed in item (1) through (9) below. The Fund may not:

(1)      Issue senior securities, except as permitted by paragraphs (2), (6) and
         (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward foreign currency exchange contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (3) below, are not deemed to be senior securities.

(2) Borrow money in amounts exceeding 33% of the Fund's total assets (including the amount borrowed) taken at market value. Interest paid on borrowing will reduce income available to shareholders.

(3) Pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the fund's total assets taken at market value.

(4) Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

(5) Purchase or sell real estate or any interest therein, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies that invest in real estate or interests therein.

(6) Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(7) Buy or sell commodity contracts, except futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, and repurchase agreements entered into in accordance with the Fund's investment policies.

(8) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of each investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.

(9) Purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if

(i) more than 5% of the Fund's total assets taken at market value would be invested in the securities of such issuer, except that up to 25% of the Fund's total assets may be invested in securities issued or guaranteed by any foreign government or its agencies or instrumentalities, or,

(ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

In connection with the lending of portfolio securities under item (6) above, such loans must at all times be fully collateralized and the Fund's custodian must take possession of the collateral either physically or in book entry form. Securities used as collateral must be marked to market daily.

Nonfundamental Investment Restrictions. The following investment restrictions are designated as nonfundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:

(a) Participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a joint securities trading account.

(b) Purchase securities on margin (except that it may obtain such short-term credits as may be necessary for the clearance of transactions in securities and forward foreign currency exchange contracts and may make margin payments in connection with transactions in futures contracts and options on futures) or make short sales of securities unless by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions.

(c) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or
         (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

(d) Invest for the purpose of exercising control over or management of any company.

(e)      Invest more than 15% of its net assets in illiquid securities.

In addition, the Fund complies with the following nonfundamental limitation on its investments:

Exercise any conversion, exchange or purchase rights associated with corporate debt securities in the portfolio if, at the time, the value of all equity interests would exceed 10% of the Fund's total assets taken at market value.

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values or the total costs of the Fund's assets will not be considered a violation of the restriction.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers and directors of the Adviser, or officers and directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").



                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------
Edward J. Boudreau, Jr. *                Trustee, Chairman and Chief            Chairman, Director and Chief
101 Huntington Avenue                    Executive Officer (1, 2)               Executive Officer, the Adviser;
Boston, MA  02199                                                               Chairman, Director and Chief
October 1944                                                                    Executive Officer, The Berkeley
                                                                                Financial Group, Inc. ("The
                                                                                Berkeley Group"); Chairman and
                                                                                Director, NM Capital Management,
                                                                                Inc. ("NM Capital"), John Hancock
                                                                                Advisers International Limited
                                                                                ("Advisers International") and
                                                                                Sovereign Asset Management
                                                                                Corporation ("SAMCorp"); Chairman
                                                                                and Chief Executive Officer, John
                                                                                Hancock Funds, Inc. ("John Hancock
                                                                                Funds"); Chairman, First Signature
                                                                                Bank and Trust Company; Director,
                                                                                John Hancock Insurance Agency, Inc.
                                                                                ("Insurance Agency, Inc."), John
                                                                                Hancock Advisers International
                                                                                (Ireland) Limited ("International
                                                                                Ireland"), John Hancock Capital
                                                                                Corporation and New England/Canada
                                                                                Business Council; Member,
                                                                                Investment Company Institute Board
                                                                                of Governors; Director, Asia
                                                                                Strategic Growth Fund, Inc.;
                                                                                Trustee, Museum of Science;
                                                                                Director, John Hancock Freedom
                                                                                Securities Corporation (until
                                                                                September 1996); Director, John
                                                                                Hancock Signature Services, Inc.
                                                                                ("Signature Services") (until
                                                                                January 1997).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company  Act of 1940.
(1)  Member of the Executive Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.



                                       20



                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------
Dennis S. Aronowitz                      Trustee                                Professor of Law, Emeritus, Boston
1216 Falls Boulevard                                                            University School of Law (as of
Fort Lauderdale, FL  33327                                                      1996); Director, Brookline Bankcorp.
June 1931

Stephen L. Brown*                        Trustee                                Chairman and Chief Executive
John Hancock Place                                                              Officer, John Hancock Mutual Life
P.O. Box 111                                                                    Insurance Company; Director, the
Boston, MA 02117                                                                Adviser, John Hancock Funds,
July 1937                                                                       Insurance Agency, John Hancock
                                                                                Subsidiaries, Inc., The Berkeley
                                                                                Group, Federal Reserve Bank of
                                                                                Boston, Signature Services (until
                                                                                January 1997;) Trustee, John
                                                                                Hancock Asset Management (until
                                                                                March 1997).


Richard P. Chapman, Jr.                  Trustee (1)                            Chairman, President, and Chief
160 Washington Street                                                           Executive Officer, Brookline
Brookline, MA  02147                                                            Bankcorp. (lending); Director,
February 1935                                                                   Lumber Insurance Companies (fire and
                                                                                casualty insurance); Trustee,
                                                                                Northeastern University (education);
                                                                                Director, Depositors Insurance Fund,
                                                                                Inc. (insurance).

William J. Cosgrove                      Trustee                                Vice President, Senior Banker and
20 Buttonwood Place                                                             Senior Credit Officer, Citibank,
Saddle River, NJ  07458                                                         N.A. (retired September 1991);
January 1933                                                                    Executive Vice President, Citadel
                                                                                Group Representatives, Inc.;
                                                                                Trustee, the Hudson City Savings
                                                                                Bank (since 1995).

-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company  Act of 1940.
(1)  Member of the Executive Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.


                                       21


                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------
Douglas M. Costle                        Trustee (1)                            Director, Chairman and Distinguished
RR2 Box 480                                                                     Senior Fellow, Institute for
Woodstock, VT  05091                                                            Sustainable Communities, Montpelier,
July 1939                                                                       Vermont (since 1991); Dean, Vermont
                                                                                Law School (until 1991); Director,
                                                                                Air and Water Technologies Corp.
                                                                                (until 1996) (environmental services
                                                                                and equipment), Niagara Mohawk Power
                                                                                Co. (electric services); Concept
                                                                                Five Technologies (until 1997);
                                                                                Mitretek Systems (governmental
                                                                                consulting services); Conversion
                                                                                Technologies, Inc.; Living
                                                                                Technologies, Inc.

Leland O. Erdahl                         Trustee                                Director of Uranium Resources
8046 Mackenzie Court                                                            Corporation; Hecla Mining Company,
Las Vegas, NV  89129                                                            Canyon Resources Corporation and
December 1928                                                                   Original Sixteen to One Mines, Inc.
                                                                                (1984-1987 and 1991-1998)
                                                                                (management consultant); Director,
                                                                                Freeport-McMoran Copper & Gold, Inc.
                                                                                (until 1997); Vice President, Chief
                                                                                Financial Officer and Director of
                                                                                Amax Gold, Inc. (until 1998).

-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company  Act of 1940.
(1)  Member of the Executive Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.


                                       22


                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------
Richard A. Farrell                        Trustee                                President of Farrell, Healer & Co.,
The Venture Capital Fund of New England                                          (venture capital management firm)
160 Federal Street                                                               (since 1980);  Prior to 1980,
23rd Floor                                                                       headed the venture capital group at
Boston, MA  02110                                                                Bank of Boston Corporation.
November 1932

Gail D. Fosler                            Trustee                                Senior Vice President and Chief
3054 So. Abingdon Street                                                         Economist, The Conference Board
Arlington, VA  22206                                                             (non-profit economic and business
December 1947                                                                    research); Director, Unisys Corp.;
                                                                                 and H.B. Fuller Company.  Director,
                                                                                 National Bureau of Economic
                                                                                 Research (academic).

William F. Glavin                         Trustee                                President  Emeritus,  Babson College
120 Paget Court - John's  Island                                                 (as  of  1997);  Vice  Chairman,  Xerox
Vero  Beach,  FL  32963                                                          Corporation (until June 1989);
March 1932                                                                       Director, Caldor Inc., Reebok, Inc.
                                                                                 (since 1994) and Inco Ltd.

Anne C. Hodsdon *                         Trustee and President (1,2)            President, Chief Operating Officer,
101 Huntington Avenue                                                            Chief Investment Officer and
Boston, MA  02199                                                                Director, the Adviser, The Berkeley
April 1953                                                                       Group; Executive Vice President and
                                                                                 Director, John Hancock Funds;
                                                                                 Director, Advisers International,
                                                                                 Insurance Agency, Inc. and
                                                                                 International Ireland; President
                                                                                 and Director, SAMCorp. and NM
                                                                                 Capital; Executive Vice President,
                                                                                 the Adviser (until December 1994);
                                                                                 Director, Signature Services (until
                                                                                 January 1997).

-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company  Act of 1940.
(1)  Member of the Executive Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.


                                       23


                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------
Dr. John A. Moore                        Trustee                                President and Chief Executive
Institute for Evaluating Health Risks                                           Officer, Institute for Evaluating
1629 K Street NW                                                                Health Risks, (nonprofit
Suite 402                                                                       institution) (since September 1989).
Washington, DC  20006-1602
February 1939

Patti McGill Peterson                    Trustee                                Executive Director, Council for
CIES                                                                            International Exchange of Scholars
3007 Tilden Street, N.W.                                                        (since January 1998), Vice
Washington, D.C.  20008                                                         President, Institute of
May 1943                                                                        International Education (since
                                                                                January 1998); Senior Fellow,
                                                                                Cornell Institute of Public
                                                                                Affairs, Cornell University (until
                                                                                December 1997); President Emerita
                                                                                of Wells College and St. Lawrence
                                                                                University; Director, Niagara
                                                                                Mohawk Power Corporation (electric
                                                                                utility).



John W. Pratt                            Trustee                                Professor of Business Administration
2 Gray Gardens East                                                             Emeritus, Harvard University
Cambridge, MA  02138                                                            Graduate School of Business
September 1931                                                                  Administration (as of June 1998).

-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company  Act of 1940.
(1)  Member of the Executive Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.


                                       24


                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------
Richard S. Scipione *                    Trustee (1)                            General Counsel, John Hancock Mutual
John Hancock Place                                                              Life Insurance Company; Director,
P.O. Box 111                                                                    the Adviser, John Hancock Funds,
Boston, MA  02117                                                               Signator Investors, Inc., Insurance
August 1937                                                                     Agency, Inc., John Hancock
                                                                                Subsidiaries, Inc., SAMCorp., NM
                                                                                Capital, The Berkeley Group, JH
                                                                                Networking Insurance Agency, Inc.;
                                                                                Signature Services (until January
                                                                                1997).


Osbert M. Hood                           Senior Vice President and Chief        Senior Vice President, Chief
101 Huntington Avenue                    Financial Officer                      Financial Officer and Treasurer, the
Boston, MA  02199                                                               Adviser, the Berkeley Group and John
August 1952                                                                     Hancock Funds, Inc.; Vice President
                                                                                and Chief Financial Officer, John
                                                                                Hancock Mutual Life Insurance
                                                                                Company Retail Sector (until 1997).

John A. Morin                            Vice President                         Vice President and Secretary, the
101 Huntington Avenue                                                           Adviser, The Berkeley Group,
Boston, MA  02199                                                               Signature Services, John Hancock
July 1950                                                                       Funds, NM Capital and SAMCorp.;
                                                                                Clerk, Insurance Agency, Inc.;
                                                                                Counsel, John Hancock Mutual Life
                                                                                Insurance Company (until February
                                                                                1996).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company  Act of 1940.
(1)  Member of the Executive Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.


                                       25


                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------
Susan S. Newton                          Vice President and Secretary           Vice President, the Adviser; John
101 Huntington Avenue                                                           Hancock Funds, Signature Services,
Boston, MA  02199                                                               The Berkeley Group, NM Capital and
March 1950                                                                      SAMCo.

James J. Stokowski                       Vice President, Treasurer and Chief    Vice President, the Adviser.
101 Huntington Avenue                    Accounting Officer.
Boston, MA  02199
November 1946

-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company  Act of 1940.
(1)  Member of the Executive Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Messrs. Boudreau and Scipione and Ms. Hodsdon, each a non-Independent Trustee, and each of the officers of the Fund are interested persons of the Adviser, are compensated by the Adviser and/or its affiliates and receive no compensation from the Fund for their services.

                                                    Total Compensation From All
                           Aggregate Compensation    Funds in John Hancock Fund
Independent Trustees          From the Fund(1)         Complex to Trustees(2)
--------------------          ----------------         ----------------------

Dennis S. Aronowitz            $3,821                      $72,000
Richard P. Chapman, Jr.*        3,980                       75,000
William J. Cosgrove*            3,821                       72,000
Douglas M. Costle               3,980                       75,000
Leland O. Erdahl                3,821                       72,000
Richard A. Farrell              3,981                       75,000
Gail D. Fosler                  3,821                       72,000
William F. Glavin*              3,821                       72,000
John A. Moore*                  3,821                       72,000
Patti McGill Peterson           3,899                       72,000
John W. Pratt                   3,821                       72,000
Edward J. Spellman              3,981                       75,000
                              -------                     --------
Total                         $46,568                     $876,000


(1)      Compensation is for the fiscal year ended May 31, 1998.

(2) The total compensation paid by the John Hancock Fund Complex to the Independent Trustees is as of the calendar year ended December 31, 1997. As of that, date there were sixty-one funds in the John Hancock Fund Complex, with each of these Independent Trustees serving on sixteen funds.

         *As of May 31, 1998 the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Fund Complex for Mr. Chapman was $69,148 and for Mr. Cosgrove was $167,829 and Mr. Glavin was $193,514 and for Dr. Moore was $84,315 under the John Hancock Deferred Compensation Plan for Independent Trustees.

All of the officers listed are officers or employees of the Adviser or Affiliated Companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

As of September 1, 1998, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of that date, the following shareholders beneficially owned 5% of or more of the outstanding shares of the Funds listed below:




                                                       Percentage of Total
                                                       Outstanding Shares of the
Name and Address of Shareholders     Class of Shares   Class of the  Fund
--------------------------------    -----------------  -------------------------
MLPF&S For The Sole                        B                  13.22%.
Benefit of Its Customers
Attn Fund Administration
4800 Deer Lake Drive East
Jacksonville FL 32246-6484

Paine Webber for the Benefit of            C                   5.50%
George A.  Gordon & Margaret M.
Gordon Co. TTEE FBO
1354 Phillips Street
Vista, CA

MLPF&S For The Sole                        C                  24.01%
Benefit of Its Customers
Attn Fund Administration
4800 Deer Lake Drive East
Jacksonville FL 32246-6484


INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has more than $30 billion in assets under management in its capacity as investment adviser to the Fund and the other mutual funds and publicly traded investment companies in the John Hancock group of funds having a combined total of over 1,400,000 shareholders. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries high ratings from Standard & Poor's and A.M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser, which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies, expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association membership; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee, based on a stated percentage of the average of the daily net assets the Fund as follows:

Net Asset Value Annual Rate                          Annual Rate
---------------------------                          -----------

First $100,000,000                                       0.60%
Next  $150,000,000                                       0.45%
Next  $250,000,000                                       0.40%
Next  $150,000,000                                       0.35%
Amount over $650,000,000                                 0.30%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to re-impose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

For the years ended May 31, 1996, 1997 and 1998 the Adviser received a fee of $2,313,339, $2,830,885 and $3,388,285, respectively.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one of more are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made insofar as feasible for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to its Advisory Agreement, the Adviser is not liable to the Fund or its shareholders for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Advisory Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the non-exclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The continuation of the Advisory Agreement and Distribution Agreement (discussed below) was approved by all of the Trustees. The Advisory Agreement and the Distribution Agreement will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Both Agreements may be terminated on 60 days written notice by either party or by vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.

Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal year ended May 31, 1996, 1997 and 1998, respectively, the Fund paid the Adviser $33,524, $132,910 and $150,061 for services under this Agreement.

In order to avoid conflicts with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.

DISTRIBUTION CONTRACT

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class on behalf of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus any applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A shares at the time of sale. In the case of Class B or Class C shares, the broker receives compensation immediately but John Hancock Funds is compensated on a deferred basis.

Total underwriting commissions for sales of the Fund's Class A shares for the fiscal years ended May 31, 1996, 1997 and 1998 were $2,095,227, $2,275,918 and
$2,351,277,  respectively.  Of such  amounts,  $232,623,  $266,508 and $279,714, respectively, were retained by John Hancock Funds in 1996, 1997 and 1998. The remainder of the underwriting commissions were reallowed to selling brokers.

The Fund's Trustees adopted Distribution Plans with respect to each class of shares (the "Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A shares and 1.00% for Class B and Class C shares of the Fund's average daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others engaged in the sale of Fund shares, (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares, and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling

Brokers and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments it makes or expenses it incurs under the Class A Plan, these expenses will not be carried beyond one year from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under Class B and Class C Plans as a liability of the Fund, because the Trustees may terminate the Class B and/or Class C Plans at any time. For the period ended May 31, 1998 an aggregate of $7,115,503 of distribution expenses or 1.81% of the average net assets of the Class B shares of the Fund was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or 12b-1 fees in prior periods. Class C shares did not commence operations until May 1, 1998; therefore, there are no unreimbursed expenses to report.

The Plans were approved by a majority of the voting securities of the Fund. The Plans and all amendments were approved by a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on each these Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty (a) by a vote of a majority of the Independent Trustees, or (b) by a vote of a majority of the Fund's outstanding shares of the applicable class in each case upon 60 days' written notice to John Hancock Funds and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to the Plan. Each Plan provides that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Funds.

During the fiscal year ended May 31, 1998, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services for the Fund. Class C shares did not commence operations until May 1, 1998; therefore, there are no expenses to report.



                                                        Expense Items
                                                        -------------

                                              Printing and                                                  Interest
                                              Mailing of                                 Expense of         Carrying
                                              Prospectus to         Compensation         John               or Other
                                              New                   to Selling           Hancock            Finance
                        Advertising           Shareholders          Brokers              Funds              Charges
                        -----------           ------------          -------              -----              -------
Class A Shares          $212,862              $ 6,369               $  580,583            $  552,804         ----

Class B Shares          $767,506              $24,042               $1,161,782            $1,990,910          $0

SALES COMPENSATION

As part of their business strategies, each of the John Hancock funds, along with John Hancock Funds, pay compensation to financial services firms that sell the funds' shares. These firms typically pass along a portion of this compensation to your financial representative.

Compensation payments originate from two sources: from sales charges and from 12b-1 fees that are paid out of the funds' assets. The sales charges and 12b-1 fees paid by investors are detailed in the prospectus and under "Distribution
Contracts: in this Statement of Additional Information. The portions of these expenses that are reallowed to financial services firms are shown on the next page.

Whenever you make an investment in the fund, the financial services firm receives either a reallowance from the initial sales charge or a commission, as described below. The firm also receives the first year's service fee at this time. Beginning with the second year after an investment is made, the financial services firm receives an annual service fee of 0.25% of its total eligible net assets. This fee is paid quarterly in arrears.

Financial services firms selling large amounts of fund shares may receive extra compensation. This compensation, which John Hancock Funds pays out of its own resources, may include asset retention fees as well as reimbursement for marketing expenses.




                                                        Maximum
                                 Sales charge           reallowance              First year              Maximum
                                 paid by investors      or commission            service fee             total compensation (1)
Class A investments              (% of offering price)  (% of offering price)    (% of net investment)   (% of offering price)
                                 ---------------------  ---------------------    ---------------------   ---------------------
Up to $99,999                    4.50%                  3.76%                    0.25%                   4.00%
$100,000 - $249,999              3.75%                  3.01%                    0.25%                   4.00%
$250,000 - $499,999              2.75%                  2.06%                    0.25%                   2.30%
$500,000 - $999,999              2.00%                  1.51%                    0.25%                   1.75%

Regular investments of $1
million or more

First $1M - $4,999,999          --                      0.75%                    0.25%                   1.00%
Next $1M - $5M above that       --                      0.25%                    0.25%                   0.50% (2)
Next $1 or more above that      --                      0.00%                    0.25%                   0.25% (2)


                                                        Maximum
                                                        reallowance              First year              Maximum
                                                        or commission            service fee             total compensation (1)
Class B investments                                     (% of offering price)    (% of net investment)   (% of offering price)
                                                        ---------------------    ---------------------   ---------------------

All amounts                                             3.75%                    0.25%                   4.00%

                                                        Maximum
                                                        reallowance              First year              Maximum
                                                        or commission            service fee             total compensation (1)
Class C investments                                     (% of offering price)    (% of net investment)   (% of offering price)
                                                        ---------------------    ---------------------   ---------------------

All amounts                                             0.75%                    0.25%                   1.00%

(1) Reallowance/commission   percentages  and  service  fee  percentages  are
calculated   from  different   amounts,   and  therefore  may  not  equal  total
compensation percentages if combined using simple addition.

(2) For Group Investment Program sales, the maximum total compensation for investments of $1 million or more is 1.00% of the offering price (one year CDSC of 1.00% applies for each sale).

CDSC revenues collected by John Hancock Funds may be used to pay commissions when there is no initial sales charge.


NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m. London time (12:00 noon, New York time) on the date of any determination of a Fund's NAV. If quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value.

The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). Share certificates will not be issued unless requested by the shareholder in writing, and then they will only be issued for full shares. The Trustees reserve the right to change or waive a Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A shares of the Fund are described in the Prospectus. Methods of obtaining the reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund owned by the investor, or, if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Without Sales Charges. Class A shares may be offered without a front-end sales charge or CDSC to various individuals and institutions as follows:

         o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandchildren, mother, father, grandparents, sister, brother, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew, grandparents and same-sex domestic partner) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

         o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

         o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

         o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

         o Retirement plans participating in Merrill Lynch servicing programs, if the Plan has more than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

         o        Retirement  plans  investing   through  the  PruArray  Program
         sponsored by Prudential Securities.

         o Pension plans transferring assets from a John Hancock variable annuity contract to the Fund pursuant to an exemptive application approved by the Securities Exchange Commission.

         o Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these investors may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

            Amount Invested                             CDSC Rate
            ---------------                             ---------

           $1 to $4,999,999                                1.00%
           Next $5 million to $9,999,999                   0.50%
           Amounts of $10 million and over                 0.25%

Class A shares of the Fund may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.


Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account, and (c) groups which qualify for the Group Investment Program (see below). A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount being invested but also the investor's purchase price or current account value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. Retirement plan investors may include the value of Class B shares if Class B shares held are greater than $1 million. Retirement plans must notify Signature Services to utilize. A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege.


Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.


Letter of Intention. The reduced sales charges are also applicable to investments in shares made over a specified period pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include Traditional, Roth and Education IRAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. An individual's non-qualified and qualified retirement plans investments cannot be combined to satisfy an LOI of 48 months. Such an investment (including accumulations and combinations but not including renvested dividends) must aggregate $100,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.


The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrow Class A shares will be released. If the total investment specified in the LOI is not completed, the shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B and Class C shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively, will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to full-service retirement plans administered by Signature Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for the purpose of determining the number of years from the time of any payment for the purchase of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

   oProceeds of 50 shares redeemed at $12 per shares (50 x 12)         $600.00
   o*Minus Appreciation ($12 - $10) x 100 shares                       (200.00)
   o Minus proceeds of 10 shares not subject to
     CDSC (dividend reinvestment)                                      (120.00)
                                                                       -------
   oAmount subject to CDSC                                            $ 280.00

   *The appreciation is based on all 100 shares in the lot not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to selected Selling Brokers for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B shares and Class C shares and of Class A shares that are subject to CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemptions where the proceeds are used to purchase a John Hancock Declaration Variable Annuity.

* Redemptions of Class B (but not Class C) shares made under a periodic withdrawal plan, or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Investor Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A or Class C shares that are subject to a CDSC.)

* Redemptions by Retirement plans participating in Merrill Lynch servicing programs, if the Plan has less than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See you Merrill Lynch financial consultant for further information.

* Redemptions by Class A or Class C shares by retirement plans that invested through the PruArray Program sponsored by Prudential Securities.

For Retirement Accounts (such as Traditional, Roth and Education IRAs, SIMPLE IRA, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory distributions under the Internal Revenue Code.

*        Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under section 401(a) (such as Money Purchase Pension Plans and Profit-Sharing/401(k) Plans), 457 and 408 (SEPs and SIMPLE IRAs of the Internal Revenue Code

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.



Please see matrix for some examples.
CDSC Waiver Matrix for Class B and Class C
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Type of                 401 (a) Plan      403 (b)           457              IRA, IRA          Non-
Distribution            (401 (k),                                            Rollover          retirement
                         MPP, PSP)
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Death or                Waived            Waived            Waived           Waived            Waived
Disability
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Over 70 1/2             Waived            Waived            Waived           Waived for        12% of account
                                                                             mandatory         value annually
                                                                             distributions     in periodic
                                                                             or 12% of         payments
                                                                             account value
                                                                             annually in
                                                                             periodic
                                                                             payments.
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Between 59 1/2          Waived            Waived            Waived           Waived for Life   12% of account
and 70 1/2                                                                   Expectancy or     value annually
                                                                             12% of account    in periodic
                                                                             value annually    payments
                                                                             in periodic
                                                                             payments.
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Under 59 1/2            Waived for        Waived for        Waived for       Waived for        12% of account
(Class B only)          annuity           annuity           annuity          annuity           value annually
                        payments (72t)    payments (72t)    payments (72t)   payments (72t)    in periodic
                        or 12% of         or 12% of         or 12% of        or 12% of         payments
                        account value     account value     account value    account value
                        annually in       annually in       annually in      annually in
                        periodic          periodic          periodic         periodic
                        payments.         payments.         payments.        payments.
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Loans                   Waived            Waived            N/A              N/A               N/A
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Termination of          Not Waived        Not Waived        Not Waived       Not Waived        N/A
Plan
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Hardships               Waived            Waived            Waived           N/A               N/A
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Qualified Domestic      Waived            Waived            Waived           N/A               N/A
Relations Orders
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Termination of          Waived            Waived            Waived           N/A               N/A
Employment Before
Normal Retirement Age
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Return of               Waived            Waived            Waived           Waived            N/A
Excess
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in readily marketable portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.


Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transactions charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock Short-Term Strategic Income Fund and John Hancock Intermediate Government Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.


If a shareholder exchanges Class B shares purchased prior to January 1, 1994 (except John Hancock Short-Term Strategic Income Fund) for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time that a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program (MAAP). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any check is not honored by your bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit of that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel the reinvestment privilege at any time.

A redemption or exchange of shares of the Fund is a taxable transaction for Federal income tax purposes, even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:

Class A shares are available at net asset value for plans with $3 million in plan assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. If the plan does not meet either of these limits, Class A shares are not available.

For participating retirement plans investing in Class B share, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and one other series. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Fund, or any new series of the Fund, into one or more classes. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of three classes of shares of the Fund, designated as Class A, Class B and Class C.

The shares of the Fund represent an equal proportionate interest in the aggregate net assets attributed to that class of the Fund. Holders of each class of shares each have certain exclusive voting rights on matters relating to their respective Rule 12b-1 distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class will be borne exclusively by that class; (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares; and (iii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares, and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the trust. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid.Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

TAX STATUS

Each series of the Trust, including the Fund, is treated as a separate entity for tax purposes. The Fund has qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and intends to continue to so qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% non-deductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses.) Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

Foreign  exchange  gains and  losses  realized  by the Fund in  connection  with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to the Fund's investment in stock or securities, including speculative currency positions could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income for each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss, the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

The Fund may be  subject  to  withholding  and other  taxes  imposed  by foreign countries with respect to its investments in foreign securities. Some tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits or deductions with respect to foreign income taxes or certain other foreign taxes ("qualified foreign taxes"), paid by the Fund, subject to certain holding period requirements and limitations contained in the Code, if the Fund so elects. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the Fund even though not actually received by them, and (ii) treat such respective pro rata portions as qualified foreign income taxes paid by them.

If the Fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign income tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year (if any) that the Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign income taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country. If the Fund does not satisfy the 50% requirement described above or otherwise does not make the election, the Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders, and shareholders will not include these foreign taxes in their income, nor will they be entitled to any tax deductions or credits with respect to such taxes.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities and/or engage in options, futures or forward transactions that will generate capital gains or engage in certain other transactions or derivatives. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder may realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing Class A shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent Class A shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net realized capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has $20,120,825 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. These carryforwards expire at various amounts and times from 2003 through 2004.

Only a small portion, if any, of the distributions from the Fund may qualify for the dividends- received deduction for corporations, subject to the limitations applicable under the Code. The qualifying portion is limited to properly designated distributions attributed to dividend income (if any) the Fund receives from certain stock in U.S. domestic corporations and the deduction is subject to holding period requirements and debt-financing limitations under the Code.

Investment in debt obligations that are at risk of or in default presents special tax issues for any fund that holds these obligations. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund if it acquires such obligations in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and to seek to avoid becoming subject to Federal income or excise tax.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The Fund is required to accrue income on any debt securities that have more than a de minimus amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options, futures, forwards, short sales or other transactions may also require the Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

The Fund may be required to account for its transactions in forward rolls or swaps, caps, floors and collars in a manner that, under certain circumstances, may limit the extent of its participation in such transactions. Additionally, the Fund may be required to recognize gain, but not loss, if a swap or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. The Fund may have to sell portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into options, future, foreign currency positions, and foreign currency forward contracts.

Certain options, futures and forward foreign currency contracts undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short- term (or, in the case of foreign currency contracts, as ordinary income or loss) and timing of some gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain, but not loss, if an option, short sale or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of the Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options, futures and forward contracts in order to seek to minimize any potential adverse tax consequences.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

For the 30-day period ended May 31, 1998, the Fund's annualized yields for Class A, Class B and Class C shares of the Fund were 7.07%, 6.69% and 6.69%, respectively. The average annual total returns on Class A shares of the Fund for the 1 year, 5 year and 10 year period ended May 31, 1998 were 8.32%, 9.12% and 8.51%, respectively.

The average total returns for the 1-year and since inception on October 4, 1993 periods for Class B shares were 7.64% and 9.02%, respectively. Class C shares of the Fund commenced operations on May 1, 1998; therefore, there is no average annual total return to report.

The Fund advertises yield, where appropriate. The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period and annualizing the result. While this is the standard accounting method for calculating yield, it does not reflect the fund's actual bookkeeping; as a result, the income reported or paid by the Fund may be different.
The Fund's yield is computed  according to the following standard formula:


                             6
Yield = 2 ( [ ( a - b ) + 1 ] - 1 )
               -------
                 cd

Where:

a =      dividends and interest earned during the period.
b =      net expenses accrued during the period.
c = the average daily number of Fund shares outstanding during the period that would be entitled to receive dividends.
d =      the maximum offering price per share on the last day of the period
         (NAV where applicable).

The average total return is computed by finding the average annual compounded rate of return over the 1-year and life-of-fund periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                                                 n ________
                                            T = \ / ERV / P - 1

Where:

P =          a hypothetical initial investment of $1,000.
T =          average annual total return.
n =          number of years.
ERV =        ending  redeemable  value of a  hypothetical  $1,000 investment made at the beginning of the 1-year and life-of-fund periods.

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of each class, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC applied at the end of the period, respectively. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares or the CDSC on Class B or Class C shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure.

From time to time, in reports and promotional literature, the Fund's yield and total return will be compared to indices of mutual funds and bank deposit vehicles such as Lipper Analytical Services, Inc.'s "Lipper - Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on fixed income mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices. Comparisons may also be made to bank certificates of deposit ("CD's") which differ from mutual funds, such as the Fund, in several ways. The interest rate established by the sponsoring bank is fixed for the term of a CD. There are penalties for early withdrawal from CDs, and the principal on a CD is insured.

Performance rankings and ratings reported periodically in national financial publications such as MONEY MAGAZINE, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S may also be utilized.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the officers of the Fund pursuant to recommendations made by an investment committee of the Adviser, which consists of officers and directors of the Adviser and affiliates, and officers and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the officers of the Fund, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer, and transactions with dealers serving as market maker reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on such transactions.


In the U.S. Government securities market, securities are generally traded on a "net" basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser of the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis. While the Fund's officers will be primarily responsible for the allocation of the Fund's brokerage business, their policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the years ended on May 31, 1996, 1997 and 1998, the Fund paid negotiated brokerage commissions in the amount of $11,500, $4,000 and $34,000, respectively.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. During the fiscal year ended May 31, 1998, the Fund directed no commissions to compensate brokers for research services such as industry, economic and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of John Hancock Distributors, Inc. ("Distributors"), a broker-dealer ("Distributors" or Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. During the year ending May 31, 1998, 1997 and 1996, the Fund did not execute any portfolio transactions with Affiliated Brokers.

Distributors may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as clearing broker for another firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Brokers, has, as an investment adviser to the Fund, the obligation to provide investment management services, which include elements of research and related investment skills, such research and related skills will not be used by the Affiliated Brokers as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly-owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services an annual fee of $20.00 for each Class A shareholder account, $22.50 for each Class B shareholder account and $20.50 for each Class C shareholder account. The Fund pays certain out-of-pocket expenses and these expenses are aggregated and charged to the Fund and allocated to each class on the basis of their relative net asset values.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116. Under the custodian agreement, Investors Bank & Trust Company performs custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS

The independent auditors of the Fund are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP audits and renders an opinion on the Fund's annual financial statements, and reviews the Fund's annual Federal income tax return.

APPENDIX-A

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's principal securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them, with examples of related securities and investment practices included in brackets. See the "Investment Objectives and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the fund will earn income or show a positive total return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., currency contracts, futures and related options, options on securities and indices, swaps, caps, floors and collars).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., non- investment-grade debt securities, borrowing; reverse repurchase agreements, covered mortgage dollar roll transactions, repurchase agreements, securities lending, brady bonds, foreign debt securities, in-kind, delayed and zero coupon debt securities, asset-backed securities, mortgage-backed securities, participation interest, options on securities, structured securities and swaps, caps floors and collars).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments, and may widen any losses.(e.g., foreign debt securities, currency contracts, swaps, caps, floors and collars).

Extension risk The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.(e.g. mortgage-backed securities and structured securities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g., non-investment-grade debt securities, covered mortgage dollar roll transactions, brady bonds, foreign debt securities, in-kind, delayed and zero coupon debt securities, asset-backed securities, mortgage-backed securities, participation interest, swaps, caps, floors and collars).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g. borrowing; reverse repurchase agreements, covered mortgage dollar roll transactions, when-issued securities and forward commitments, currency contracts, financial futures and options; securities and index options, structured securities, swaps, caps, floors and collars).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g. non-investment-grade debt securities, restricted and illiquid securities, mortgage-backed securities, participation interest, currency contracts, futures and related options; securities and index options, structured securities, swaps, caps, floors and collars).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector of the bond market or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g. covered mortgage dollar roll transactions, short-term trading, when-issued securities and forward commitments, brady bonds, foreign debt securities, in-kind, delayed and zero coupon debt securities, restricted and illiquid securities, rights and warrants, financial futures and options; and securities and index options, structured securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events.

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.(e.g. covered mortgage dollar roll transactions, when-issued securities and forward commitments, currency contracts, financial futures and options; securities and securities and index options).

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war. (e.g., brady bonds and foreign debt securities).

Prepayment risk The risk that unanticipated prepayments may occur during periods of falling interest rates, reducing the value of mortgage-backed securities. (e.g., mortgage backed securities).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade debt securities, participation interest, structured securities, swaps, caps, floors and collars).

APPENDIX-B

As described in the Statement of Additional Information, the debt securities offering the high current income sought by the Fund are ordinarily in the lower rating categories (that its, rated Baa or lower by Moody's or BBB or lower by Standard & Poor's, or are unrated).

Moody's describes its lower ratings for corporate bonds as follows:

Bonds that are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Standard & Poor's describes its lower ratings for corporate bonds as follows:

Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, or CC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's describes its three highest ratings for commercial paper as follows:

Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

Standard & Poor's describes its three highest ratings for commercial paper as follows:

A-1. This designation indicates that the degree of safety regarding timely payment is very strong.

A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3. Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated P-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

FINANCIAL STATEMENTS

      Supplement to the John Hancock International/Global Funds Prospectus for John Hancock Short-Term Strategic Income Fund




On June 8, 1999, the Trustees of the John Hancock Short-Term Strategic Income Fund (the "Fund") voted to recommend that the shareholders approve a tax-free reorganization of the Fund, as described below.

Under the terms of the reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held on October 13, 1999, the Fund would transfer all of its assets and liabilities to John Hancock Strategic Income Fund ("Strategic Income Fund") in a tax-free exchange for shares of equal value of Strategic Income Fund. Further information regarding the proposed reorganization will be contained in a proxy statement and prospectus which is scheduled to be mailed to shareholders during the last week of August, 1999.

Effective at the close of business on June 11, 1999, John Hancock Short-Term Strategic Income Fund will be closed to all new accounts.


June 11, 1999

GLIPS 6/99

    Supplement to the John Hancock Growth Funds Prospectus dated June 1, 1999 Supplement to the John Hancock Income Funds Prospectus dated April 1, 1999
              Supplement to the John Hancock Tax-Free Income Funds
                         Prospectus dated April 1, 1999
             Supplement to the John Hancock Growth and Income Funds
                          Prospectus dated May 1, 1999
                Supplement to the John Hancock Money Market Funds
                         Prospectus dated August 1, 1998
            Supplement to the John Hancock International/Global Funds
                         Prospectus dated March 1, 1999
                 Supplement to the John Hancock Real Estate Fund
                          Prospectus dated May 1, 1999



The "CDSC waiver" section has been changed as follows:

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

o         To make payments through certain systematic withdrawal plans
o         To make certain distributions from a retirement plan
o         Because of shareholder death or disability


To utilize: if you think you may be eligible for a CDSC waiver, contact your financial representative or Signature Services, or consult the SAI.

6/11/99

      Supplement to the John Hancock International/Global Funds Prospectus
                              dated March 1, 1999
                for John Hancock Short-Term Strategic Income Fund


John Hancock Short-Term Strategic Income Fund is now classified as a diversified fund.



April 30, 1999

GLIPS  4/99

--------------------------------------------------------------------------------

                                  JOHN HANCOCK

                                  International/
                                  Global Funds

                                  [LOGO] Prospectus
                                         March 1, 1999

--------------------------------------------------------------------------------

As with all mutual funds, the Securities and Exchange Commission has not judged whether these funds are good investments or whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Growth

European Equity Fund

Global Fund

Global Health Sciences Fund

Global Technology Fund

International Fund

Pacific Basin Equities Fund

Income

Short-Term Strategic Income Fund


                  [LOGO] JOHN HANCOCK FUNDS
                         A Global Investment Management Firm

                         101 Huntington Avenue, Boston, Massachusetts 02199-7603

Contents

--------------------------------------------------------------------------------

A fund-by-fund summary        Growth
of goals, strategies, risks,
performance and expenses.     European Equity Fund                             4

                              Global Fund                                      6

                              Global Health Sciences Fund                      8

                              Global Technology Fund                          10

                              International Fund                              12

                              Pacific Basin Equities Fund                     14

                              Income

                              Short-Term Strategic Income Fund                16

Policies and instructions     Your account
for opening, maintaining
and closing an account        Choosing a share class                          18
in any international/global   How sales charges are calculated                18
fund.                         Sales charge reductions and waivers             19
                              Opening an account                              20
                              Buying shares                                   21
                              Selling shares                                  22
                              Transaction policies                            24
                              Dividends and account policies                  24
                              Additional investor services                    25

Further information on the    Fund details
international/global funds.
                              Business structure                              26
                              Financial highlights                            27

                              For more information                    back cover

Overview

--------------------------------------------------------------------------------

JOHN HANCOCK INTERNATIONAL/GLOBAL FUNDS

These funds invest in foreign and U.S. securities. Most of the funds invest primarily in stocks and seek long-term growth of capital. One fund invests primarily in bonds and seeks current income. Each fund has its own strategy and its own risk profile.

WHO MAY WANT TO INVEST

These funds may be appropriate for investors who:

o  are seeking to diversify a portfolio of domestic investments

o are seeking access to markets that can be less accessible to individual investors

o are seeking funds for the growth or income portion of an asset allocation portfolio

o  are investing for goals that are many years in the future

International/global funds may NOT be appropriate if you:

o  are investing with a shorter time horizon in mind

o  are uncomfortable with an investment whose value may vary substantially

o  want to limit your exposure to foreign securities

RISKS OF MUTUAL FUNDS

Mutual funds are not bank deposits and are not insured or guaranteed by the FDIC or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

THE MANAGEMENT FIRM

All John Hancock international/global funds are managed by John Hancock Advisers, Inc. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Mutual Life Insurance Company and manages more than $30 billion in assets.

FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[Clipart] Goal and strategy The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[Clipart] Main risks The major risk factors associated with the fund.

[Clipart] Past performance The fund's total return, measured year-by-year and over time.

[Clipart] Your expenses The overall costs borne by an investor in the fund, including sales charges and annual expenses.

European Equity Fund

GOAL AND STRATEGY

[Clipart] The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of assets in stocks of European companies, most of which have large market capitalizations. These companies derive more than half of their revenues from European operations, are organized under European law or are traded principally on European stock exchanges. While the fund invests most heavily in developed economies, it is permitted to invest in securities of European emerging market companies.

In managing the portfolio, the managers focus primarily on individual stock selection rather than country allocation. A team of investment analysts regularly screens European companies, such as those included in the MSCI Europe Index, identifying those that appear to have strong leadership and potential for sustained earnings growth. The analysts track these companies and typically establish target buy and sell prices for each using a quantitative investment model. The fund generally invests in companies based on further fundamental financial analysis and on-site visits. The managers use country and sector allocation guidelines to reduce concentration risk.


The fund may use derivatives (investments whose value is based on indices, securities or currencies), especially to manage cash flows and currency exposure. It may also invest in investment-grade debt securities issued by European or U.S. companies and governments.

In abnormal market conditions, the fund may temporarily invest more than 20% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PAST PERFORMANCE


[Clipart] This section normally shows how the fund's total return has varied from year to year, along with a broad based market index for reference. Because the fund is less than a year old, there is not a full year of performance to report.


SUBADVISER

Indocam International Investment Services
--------------------------------------------------------------------------------

Paris-based team responsible for day-to-day investments

Supervised by the adviser

MAIN RISKS

[Clipart] As with most growth funds, the value of your investment will go up and down in response to stock market movements. Because the fund concentrates on a single region of the world, its performance may be more volatile than that of a fund that invests globally.

Foreign investments are more risky than domestic investments. Investments in foreign securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

The fund's management strategy will influence performance significantly. European or large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform. Similarly, if the managers' stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Emerging market securities, derivatives and other higher-risk securities can be hard to value or to sell at a fair price.

o  Certain derivatives could produce disproportionate gains or losses.

o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable dividends.

================================================================================

YOUR EXPENSES


[Clipart] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. Because Class C shares are new, their expenses are based on Class B expenses.

--------------------------------------------------------------------------------
Shareholder transaction expenses               Class A     Class B     Class C
--------------------------------------------------------------------------------
Maximum sales charge (load) on purchases
as a % of purchase price                       5.00%       none        none
Maximum deferred sales charge (load)
as a % of purchase or sale price,
whichever is less                              none(1)     5.00%       1.00%

--------------------------------------------------------------------------------
Annual operating expenses                      Class A     Class B     Class C
--------------------------------------------------------------------------------
Management fee                                 0.90%       0.90%       0.90%
Distribution and service (12b-1) fees          0.30%       1.00%       1.00%
Other expenses                                 2.11%       2.11%       2.11%
Total fund operating expenses                  3.31%       4.01%       4.01%
Expense reimbursement (at least until 3/1/00)  1.41%       1.41%       1.41%
Actual operating expenses                      1.90%       2.60%       2.60%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
Class A                         $683         $1,343       $2,025       $3,833
Class B - with redemption       $763         $1,393       $2,138       $3,978
        - without redemption    $263         $1,093       $1,938       $3,978
Class C - with redemption       $363         $1,093       $1,938       $4,128
        - without redemption    $263         $1,093       $1,938       $4,128

FUND CODES

Class A
---------------------------

Ticker            JHEAX
CUSIP             410233886
Newspaper         --
SEC number        811-4932

Class B
---------------------------

Ticker            JHEBX
CUSIP             410233878
Newspaper         --
SEC number        811-4932

Class C
---------------------------

Ticker            --
CUSIP             410233860
Newspaper         --
SEC number        811-4932

(1) Except for investments of $1 million or more; see "How sales charges are calculated."

Global Fund

GOAL AND STRATEGY

[Clipart] The fund seeks long-term growth of capital. To pursue this goal, the fund invests primarily in common stocks of foreign and U.S. companies. The fund does not maintain a fixed allocation of assets, either with respect to securities type or to geography.


In managing the portfolio, the managers concentrate on country allocation and securities selection. They also seek to diversify the fund across countries and sectors. The managers base the fund's country allocation on a quantitative model as well as analysis of political trends and economic factors such as projected currency exchange rates.


The investment analysis team is organized by sector and regularly screens large, well-known companies, such as those listed in the MSCI All Country World Free Index. The team then uses fundamental financial analysis to identify companies that appear most promising in terms of stable growth, reasonable valuations and management strength. The team conducts on-site visits and typically establishes target buy and sell prices based on the team's valuation estimates.

Although the fund invests primarily in common stocks, it may invest in virtually any type of equity or debt security, foreign or domestic.


The fund may use certain derivatives (investments whose value is based on indices, securities or currencies).

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PORTFOLIO MANAGERS

Miren Etcheverry
--------------------------------------------------------------------------------

Senior vice president of adviser
Joined team in 1996
Joined adviser in 1996
Began career in 1977

Gerardo J. Espinoza
--------------------------------------------------------------------------------

Senior vice president of adviser
Joined team in 1996
Joined adviser in 1996
Began career in 1979

John L.F. Wills
--------------------------------------------------------------------------------

Senior vice president of adviser
Managing director of subadviser
Joined team in 1994
Joined subadviser in 1987
Began career in 1969


SUBADVISER

John Hancock Advisers
International Limited
--------------------------------------------------------------------------------

London-based affiliate of adviser

Founded in 1986

PAST PERFORMANCE

[Clipart] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.


--------------------------------------------------------------------------------
Class B year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
 1989     1990    1991    1992    1993    1994   1995    1996   1997    1998

33.00%  -19.64%  23.14%  -0.27%  33.85%  -5.44%  9.86%  11.85%  6.58%  20.73%

Best quarter:  Q4 '98, 20.73%  Worst quarter:  Q3 '90, -22.53%

--------------------------------------------------------------------------------
 Average annual total returns -- for periods ending 12/31/98
--------------------------------------------------------------------------------
                                                                      Life of
                            1 year        5 year        10 year       Class A

Class A - began 1/3/92      15.41%        7.98%         --            10.14%
Class B                     15.73%        8.09%         10.14%        --
Index                       21.97%        14.78%        12.01%        13.20%

Index: MSCI All Country World Free Index, an unmanaged index of freely traded stocks of foreign and U.S. companies.

MAIN RISKS

[Clipart] As with most growth funds, the value of your investment will go up and down in response to stock market movements.

Foreign investments are more risky than domestic investments. Investments in foreign securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

The fund's management strategy will influence performance significantly. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if the managers' stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:


o Emerging market securities, derivatives and other higher-risk securities can be hard to value or to sell at a fair price.


o  Certain derivatives could produce disproportionate gains or losses.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable dividends.

================================================================================

YOUR EXPENSES


[Clipart] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. Because Class C shares are new, their expenses are based on Class B expenses.

--------------------------------------------------------------------------------
Shareholder transaction expenses             Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum sales charge (load) on purchases
as a % of purchase price                     5.00%        none         none
Maximum deferred sales charge (load)
as a % of purchase or sale price,
whichever is less                            none(1)      5.00%        1.00%

--------------------------------------------------------------------------------
Annual operating expenses                    Class A      Class B      Class C
--------------------------------------------------------------------------------
Management fee                               0.86%        0.86%        0.86%
Distribution and service (12b-1) fees        0.30%        1.00%        1.00%
Other expenses                               0.66%        0.66%        0.66%
Total fund operating expenses                1.82%        2.52%        2.52%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
Class A                         $676         $1,044       $1,436       $2,530
Class B - with redemption       $755         $1,085       $1,540       $2,684
        - without redemption    $255         $  785       $1,340       $2,684
Class C - with redemption       $355         $  785       $1,340       $2,856
        - without redemption    $255         $  785       $1,340       $2,856

FUND CODES

Class A
---------------------------

Ticker            JHGAX
CUSIP             409906104
Newspaper         GlobA
SEC number        811-4630

Class B
---------------------------

Ticker            FGLOX
CUSIP             409906203
Newspaper         GlobB
SEC number        811-4630

Class C
---------------------------

Ticker            --
CUSIP             409906815
Newspaper         --
SEC number        811-4630

(1) Except for investments of $1 million or more; see "How sales charges are calculated."

Global Health Sciences Fund

GOAL AND STRATEGY

[Clipart] The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 65% of assets in U.S. and foreign stocks of health care companies. These companies derive more than half of their revenues from health care-related activities or commit more than half of their assets to these activities. Because the fund is non-diversified, it may invest more than 5% of assets in securities of a single issuer.


In managing the portfolio, the managers study economic trends to allocate assets among the following major categories:


o  pharmaceuticals and biotechnology, including drug delivery systems

o medical devices, including orthopedic, cardiac and ophthalmic devices as well as analytical equipment

o  health-care services, including retail drug stores, nursing homes and HMOs

The managers also use broad economic analysis to identify promising industries within these categories. Historically, companies that meet these criteria have generally been U.S.-based companies.

The management team uses fundamental financial analysis to identify individual companies of any size that appear most attractive in terms of earnings stability, growth potential and valuation. The team generally assesses the senior management of companies through interviews and company visits. An independent advisory board composed of scientific and medical experts provides advice and consultation on health care developments.


The fund may use certain derivatives (investments whose value is based on indices, securities or currencies).

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PAST PERFORMANCE

[Clipart] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.


--------------------------------------------------------------------------------
Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                          1992   1993   1994    1995   1996    1997    1998

                         18.36%  1.20%  8.85%  39.88%  6.50%  29.73%  19.49%

Best quarter:  Q2 '97, 23.14%  Worst quarter:  Q1 '93, -18.85%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/98
--------------------------------------------------------------------------------
                                                           Life of     Life of
                                    1 year      5 year     Class A     Class B

Class A - began 10/1/91             13.52%      19.02%     20.36%      --
Class B - began 3/7/94              13.68%      --         --          18.13%
Index                               28.60%      24.05%     20.09%      24.83%

Index: Standard & Poor's 500 Stock Index, an unmanaged index of 500 U.S. common stocks.

PORTFOLIO MANAGERS

Linda I. Miller
--------------------------------------------------------------------------------

Vice president of adviser
Joined team in 1995
Joined adviser in 1995
Began career in 1980

Robert D. Hallisey, Jr.
--------------------------------------------------------------------------------

Joined team in 1997
Joined adviser in 1993
Began career in 1993

MAIN RISKS

[Clipart] As with most growth funds, the value of your investment will go up and down in response to stock market movements. Another major factor in this fund's performance is the economic condition of the health care sector. The value of your investment may fluctuate more widely than it would in a fund that is diversified across sectors.


The fund's management strategy will influence performance significantly. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if the managers' asset allocation and stock selection strategies don't perform as expected, the fund could underperform its peers or lose money.


Foreign investments are more risky than domestic investments. Investments in foreign securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o If the fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer.

o Emerging market securities, derivatives and other higher-risk securities can be hard to value or to sell at a fair price.

o  Certain derivatives could produce disproportionate gains or losses.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable dividends.

================================================================================

YOUR EXPENSES


[Clipart] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. Because Class C shares are new, their expenses are based on Class B expenses.

--------------------------------------------------------------------------------
Shareholder transaction expenses             Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum sales charge (load) on purchases
as a % of purchase price                     5.00%        none         none
Maximum deferred sales charge (load)
as a % of purchase or sale price,
whichever is less                            none(1)      5.00%        1.00%

--------------------------------------------------------------------------------
Annual operating expenses                    Class A      Class B      Class C
--------------------------------------------------------------------------------
Management fee                               0.80%        0.80%        0.80%
Distribution and service (12b-1) fees        0.30%        1.00%        1.00%
Other expenses                               0.51%        0.51%        0.51%
Total fund operating expenses                1.61%        2.31%        2.31%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
Class A                         $656         $  983       $1,332       $2,316
Class B - with redemption       $734         $1,021       $1,435       $2,471
        - without redemption    $234         $  721       $1,235       $2,471
Class C - with redemption       $334         $  721       $1,235       $2,646
        - without redemption    $234         $  721       $1,235       $2,646

FUND CODES

Class A
---------------------------

Ticker            JHGRX
CUSIP             410233308
Newspaper         GIHSciA
SEC number        811-4932

Class B
---------------------------

Ticker            JHRBX
CUSIP             410233704
Newspaper         GIHSciB
SEC number        811-4932

Class C
---------------------------

Ticker            --
CUSIP             410233852
Newspaper         --
SEC number        811-4932

(1) Except for investments of $1 million or more; see "How sales charges are calculated."

Global Technology Fund

GOAL AND STRATEGY


[Clipart] The fund seeks long-term growth of capital with income as a secondary objective. To pursue this goal, the fund invests primarily in equity securities of technology companies. This designation includes U.S. and foreign companies that rely extensively on technology in their product development or operations.


In managing the portfolio, the managers focus primarily on individual stock selection rather than country allocation. The managers seek out companies of any size whose stocks appear to be trading below their true value, as determined by fundamental financial analysis of their business models and balance sheets as well as interviews with senior management. The fund particularly favors companies that are undergoing a business change that appears to signal accelerated growth or higher earnings. Historically, companies that meet these criteria have generally been U.S.-based multinational companies.

The fund may invest up to 10% of assets in debt securities of any maturity, including bonds rated as low as CC/Ca and their unrated equivalents. (Bonds rated below BBB/Baa are considered junk bonds.) It may also invest in certain higher-risk securities, including securities that have not been offered to the public, called restricted securities.


The fund may use certain derivatives (investments whose value is based on indices, securities or currencies).

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

SUBADVISER

American Fund Advisors, Inc.
--------------------------------------------------------------------------------

Responsible for day-to-day investments
Founded in 1978
Supervised by the adviser

PORTFOLIO MANAGERS

Barry J. Gordon
--------------------------------------------------------------------------------

President of subadviser
Joined team in 1983

Marc H. Klee, CFA
--------------------------------------------------------------------------------

Senior vice president of subadviser
Joined team in 1983

PAST PERFORMANCE

[Clipart] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
 1989    1990     1991   1992    1993   1994    1995    1996   1997    1998

16.61%  -18.46%  33.05%  5.70%  32.06%  9.62%  46.53%  12.52%  6.68%  49.15%

Best quarter:  Q4 '98, 43.01%  Worst quarter:  Q3 '90, -27.13%

--------------------------------------------------------------------------------
 Average annual total returns -- for periods ending 12/31/98
--------------------------------------------------------------------------------
                                                                      Life of
                               1 year       5 year       10 year      Class B

Class A                        41.68%       22.26%       17.08%       --
Class B - began 1/3/94         43.16%       --           --           22.78%
Index                          28.60%       24.05%       18.95%       24.05%

Index: Standard & Poor's 500 Stock Index, an unmanaged index of 500 U.S. common stocks.

MAIN RISKS

[Clipart] As with most growth funds, the value of your investment will go up and down in response to stock market movements. Another major factor in this fund's performance is the economic condition of the technology sector. The value of your investment may fluctuate more widely than it would in a fund that is diversified across sectors.


The fund's management strategy will influence performance significantly. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if the managers' stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.


Foreign investments are more risky than domestic investments. Investments in foreign securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Emerging market securities, derivatives and other higher-risk securities can be hard to value or to sell at a fair price.

o  Certain derivatives could produce disproportionate gains or losses.


o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise. Junk bond prices can fall on bad news about the economy, an industry or a company.


The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable dividends.

================================================================================

YOUR EXPENSES


[Clipart] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. Because Class C shares are new, their expenses are based on Class B expenses.

--------------------------------------------------------------------------------
Shareholder transaction expenses             Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum sales charge (load) on purchases
as a % of purchase price                     5.00%        none         none
Maximum deferred sales charge (load)
as a % of purchase or sale price,
whichever is less                            none(1)      5.00%        1.00%

--------------------------------------------------------------------------------
Annual operating expenses                    Class A      Class B      Class C
--------------------------------------------------------------------------------
Management fee                               0.79%        0.79%        0.79%
Distribution and service (12b-1) fees        0.30%        1.00%        1.00%
Other expenses                               0.41%        0.41%        0.41%
Total fund operating expenses                1.50%        2.20%        2.20%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
Class A                         $645         $950         $1,278       $2,201
Class B - with redemption       $723         $988         $1,380       $2,357
        - without redemption    $223         $688         $1,180       $2,357
Class C - with redemption       $323         $688         $1,180       $2,534
        - without redemption    $223         $688         $1,180       $2,534

FUND CODES

Class A
---------------------------

Ticker            NTTFX
CUSIP             478032303
Newspaper         GITechA
SEC number        811-3392

Class B
---------------------------

Ticker            FGTBX
CUSIP             478032402
Newspaper         GlTechB
SEC number        811-3392

Class C
---------------------------

Ticker            --
CUSIP             478032600
Newspaper         --
SEC number        811-3392

(1) Except for investments of $1 million or more; see "How sales charges are calculated."

International Fund

GOAL AND STRATEGY

[Clipart] The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 65% of assets in common stocks of companies outside the United States. The fund does not maintain a fixed allocation of assets, either with respect to securities type or geography.


In managing the portfolio, the managers concentrate on country allocation and securities selection. They also seek to diversify the fund across countries and sectors. The managers base the fund's country allocation on a quantitative model as well as analysis of political trends and economic factors such as projected currency exchange rates.

The investment analysis team is organized by sector and regularly screens large companies, such as those listed in the MSCI All Country World-Ex U.S. Free Index (an unmanaged global index that excludes U.S. companies). The team then uses fundamental financial analysis to identify companies that appear most promising in terms of stable growth, reasonable valuations and management strength. The team conducts on-site visits and typically establishes target buy and sell prices based on the team's valuation estimates.

Although the fund invests primarily in common stocks, it may invest in virtually any type of equity or debt security, foreign or domestic. The fund may use certain derivatives (investments whose value is based on indices, securities or currencies).

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PORTFOLIO MANAGERS

Miren Etcheverry
--------------------------------------------------------------------------------

Senior vice president of adviser
Joined team in 1996
Joined adviser in 1996
Began career in 1977

Gerardo J. Espinoza
--------------------------------------------------------------------------------

Senior vice president of adviser
Joined team in 1996
Joined adviser in 1996
Began career in 1979

John L.F. Wills
--------------------------------------------------------------------------------

Senior vice president of adviser
Managing director of subadviser
Joined team in 1994
Joined subadviser in 1987
Began career in 1969

SUBADVISER

John Hancock Advisers
International Limited
--------------------------------------------------------------------------------

London-based affiliate of adviser

Founded in 1986

PAST PERFORMANCE

[Clipart] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.


--------------------------------------------------------------------------------
Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                          1994   1995    1996    1997    1998

                                         -6.61%  5.34%  11.36%  -7.73%  17.67%

Best quarter:  Q4 '98, 22.17%  Worst quarter:  Q3 '98, -17.06%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/98
--------------------------------------------------------------------------------
                                                           1 year      5 year

Class A - began 1/3/94                                     11.84%      2.48%
Class B - began 1/3/94                                     11.77%      2.43%
Index                                                      21.97%      14.78%

Index: MSCI All Country World-Ex U.S. Free Index, an unmanaged index of freely traded stocks of foreign companies.

MAIN RISKS

[Clipart] As with most growth funds, the value of your investment will go up and down in response to stock market movements.

Foreign investments are more risky than domestic investments. Investments in foreign securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

The fund's management strategy will influence performance significantly. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if the managers' stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:


o Emerging market securities, derivatives and other higher-risk securities can be hard to value or to sell at a fair price.


o  Certain derivatives could produce disproportionate gains or losses.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable dividends.

================================================================================

YOUR EXPENSES

[Clipart] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. Because Class C shares are new, their expenses are based on Class B expenses.


--------------------------------------------------------------------------------
Shareholder transaction expenses               Class A     Class B     Class C
--------------------------------------------------------------------------------
Maximum sales charge (load) on purchases
as a % of purchase price                       5.00%       none        none
Maximum deferred sales charge (load)
as a % of purchase or sale price,
whichever is less                              none(1)     5.00%       1.00%

--------------------------------------------------------------------------------
Annual operating expenses                      Class A     Class B     Class C
--------------------------------------------------------------------------------
Management fee                                 1.00%       1.00%       1.00%
Distribution and service (12b-1) fees          0.30%       1.00%       1.00%
Other expenses                                 2.35%       2.35%       2.35%
Total fund operating expenses                  3.65%       4.35%       4.35%
Expense reimbursement (at least until 3/1/00)  1.86%       1.86%       1.86%
Annual operating expenses                      1.79%       2.49%       2.49%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
Class A                         $673         $1,398       $2,143       $4,096
Class B - with redemption       $752         $1,450       $2,259       $4,239
        - without redemption    $252         $1,150       $2,059       $4,239
Class C - with redemption       $352         $1,150       $2,059       $4,385
        - without redemption    $252         $1,150       $2,059       $4,385


FUND CODES

Class A
---------------------------

Ticker            FINAX
CUSIP             409906500
Newspaper         --
SEC number        811-4630

Class B
---------------------------

Ticker            FINBX
CUSIP             409906609
Newspaper         --
SEC number        811-4630

Class C
---------------------------

Ticker            --
CUSIP             409906831
Newspaper         --
SEC number        811-4630

(1) Except for investments of $1 million or more; see "How sales charges are calculated."

Pacific Basin Equities Fund

GOAL AND STRATEGY


[Clipart] The fund seeks long-term growth of capital. To pursue this goal, the fund invests primarily in a diversified portfolio of equity securities of companies in the Pacific Basin. The Pacific Basin includes all countries bordering the Pacific Ocean, but the managers focus on Japan, Hong Kong, Australia, Singapore, South Korea and Taiwan. The fund may invest in other Pacific Basin countries, such as Indonesia, Malaysia, New Zealand, the Philippines, Thailand, China and Vietnam. Some of these are emerging market countries.

The fund may also invest in stocks of Asian companies outside the Pacific Basin and in investment-grade debt securities of U.S., Japanese, Australian and New Zealand issuers. The fund does not maintain a fixed allocation of assets.


In managing the portfolio, the managers focus primarily on individual stock selection rather than country allocation. A team of investment analysts regularly screens larger and more established companies in these countries which may be small- or medium-capitalization companies by U.S. standards. The team identifies those that appear to have capable management and the potential for strong earnings growth. They track these companies and typically establish target buy and sell prices for each using a quantitative investment model. The fund generally invests in 50 to 100 companies based on further fundamental financial analysis and on-site visits. The managers use country and sector allocation guidelines to reduce concentration risk.


Although the fund invests primarily in common stocks, it may invest in virtually any type of equity security, foreign or domestic. The fund may use certain derivatives (investments whose value is based on indices, securities or currencies).

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

SUBADVISERS

Indocam Asia Advisers Limited
--------------------------------------------------------------------------------

Hong Kong-based team responsible for day-to-day investments
Supervised by the adviser

John Hancock Advisers
International Limited
--------------------------------------------------------------------------------

London-based affiliate of adviser
Founded in 1986

PORTFOLIO MANAGERS

Ayaz Ebrahim
--------------------------------------------------------------------------------

Director and CIO of Indocam
Joined team in 1997
Began career in 1988

Miren Etcheverry
--------------------------------------------------------------------------------

Senior vice president of adviser
Joined team and adviser in 1996
Began career in 1977

Gerardo J. Espinoza
--------------------------------------------------------------------------------

Senior vice president of adviser
Joined team and adviser in 1996
Began career in 1979

John L.F. Wills
--------------------------------------------------------------------------------

Senior vice president of adviser
Managing director of subadviser
Joined team 1988
Joined subadviser in 1987
Began career in 1969

PAST PERFORMANCE

[Clipart] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.


--------------------------------------------------------------------------------
Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
 1989     1990    1991   1992    1993    1994   1995   1996     1997    1998

19.04%  -23.01%  12.68%  2.02%  70.45%  -9.28%  4.95%  3.37%  -27.87%  -10.72%

Best quarter:  Q4 '93, 23.91%  Worst quarter:  Q4 '97, -25.64%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/98
--------------------------------------------------------------------------------
                                                                       Life of
                                     1 year     5 year     10 year     Class B

Class A                              -15.19%    -9.65%     0.79%       --
Class B - began 3/7/94               -15.83%    --         --          -9.01%
Index                                2.69%      -3.95%     -0.71%      -6.73%

Index: MSCI Pacific Index, an unmanaged index of stocks of companies in Australia, Japan and certain other Pacific Rim countries.

MAIN RISKS

[Clipart] As with any growth fund, the value of your investment will go up and down in response to stock market movements. Because the fund concentrates on a single region of the world, its performance may be more volatile than that of a fund that invests globally.

Foreign investments are more risky than domestic investments. Investments in foreign securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. In emerging market economies, including much of the Pacific Basin, these risks are more significant than in developed economies.


The fund's management strategy will influence performance significantly. Pacific Basin stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Similarly, if the managers' stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.


To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:


o Emerging market securities, derivatives and other higher-risk securities can be hard to value or sell at a fair price.

o Stocks of small- and medium-capitalization companies tend to be more volatile than those of larger companies.


o  Certain derivatives could produce disproportionate gains or losses.

o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable dividends.

YOUR EXPENSES

[Clipart] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. Because Class C shares are new, their expenses are based on Class B expenses.

--------------------------------------------------------------------------------
Shareholder transaction expenses             Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum sales charge (load) on purchases
as a % of purchase price                     .00%         none         none
Maximum deferred sales charge (load)
as a % of purchase or sale price,
whichever is less                            none(1)      5.00%        1.00%

--------------------------------------------------------------------------------
Annual operating expenses                    Class A      Class B      Class C
--------------------------------------------------------------------------------

Management fee                               0.80%        0.80%        0.80%
Distribution and service (12b-1) fees        0.30%        1.00%        1.00%
Other expenses                               1.36%        1.36%        1.36%
Total fund operating expenses                2.46%        3.16%        3.16%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
Class A                         $737         $1,228       $1,745       $3,156
Class B - with redemption       $819         $1,274       $1,854       $3,306
        - without redemption    $319         $  974       $1,654       $3,306
Class C - with redemption       $419         $  974       $1,654       $3,467
        - without redemption    $319         $  974       $1,654       $3,467


FUND CODES

Class A
---------------------------

Ticker            JHWPX
CUSIP             410233209
Newspaper         PacBasA
SEC number        811-4932

Class B
---------------------------

Ticker            FPBBX
CUSIP             410233506
Newspaper         PacBasB
SEC number        811-4932


Class C
---------------------------

Ticker            --
CUSIP             410233605
Newspaper         --
SEC number        811-4932


(1) Except for investments of $1 million or more; see "How sales charges are calculated."

Short-Term Strategic Income Fund

GOAL AND STRATEGY

[Clipart] The fund seeks a high level of current income. To pursue this goal, the fund invests primarily in the following types of securities:

o foreign government and corpo-rate debt securities from developed and emerging markets


o  U.S. government and agency securities


o  U.S. corporate debt securities

Under normal circumstances, the fund invests assets in all three of these sectors, but may invest up to 100% of assets in any one sector. The fund maintains an average portfolio maturity of three years or less.


In managing the portfolio, the managers allocate assets among the three major sectors based on analysis of economic factors such as projected international interest rate movements, industry cycles and political trends.


Within each sector, the managers look for securities that are appropriate for the overall portfolio in terms of yield, credit quality, structure and industry distribution. In selecting government securities, relative yields and risk/reward ratios are the primary considerations. In selecting corporate bonds, the managers look for market leaders with strong business models and balance sheets.

The fund maintains an average portfolio quality rating of A, which is an investment-grade rating. However, the fund may invest up to 67% of assets in securities rated as low as B and their unrated equivalents. (Bonds rated lower than BBB/Baa are considered junk bonds.)

Because the fund is non-diversified, it may invest more than 5% of assets in securities of a single issuer.


The fund may use certain derivatives (investments whose value is based on indices, securities or currencies).


================================================================================

PAST PERFORMANCE

[Clipart] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.


--------------------------------------------------------------------------------
Class B year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                  1991   1992   1993   1994   1995   1996   1997   1998

                  7.22%  2.57%  5.07%  1.57%  9.25%  8.09%  4.60%  1.19%


PORTFOLIO MANAGERS

Frederick L. Cavanaugh, Jr.
--------------------------------------------------------------------------------

Senior vice president of adviser
Joined team in 1998
Joined adviser in 1986
Began career in 1975

Arthur N. Calavritinos, CFA
--------------------------------------------------------------------------------

Vice president of adviser
Joined team in 1998
Joined adviser in 1988
Began career in 1986


Best quarter:  Q2 '95, 5.49%  Worst quarter:  Q3 '98, -4.00%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/98
--------------------------------------------------------------------------------
                                                           Life of     Life of
                                    1 year      5 year     Class A     Class B

Class A - began 1/3/92              -1.32%      4.93%      4.79%       --
Class B - began 12/28/90            -1.69%      4.89%      --          4.91%
Index                               9.11%       4.82%      4.14%       4.67%

Index: Salomon Brothers World Money Market Index, an unmanaged index of short-term foreign bonds.

MAIN RISKS


[Clipart] The major factors in this fund's performance are interest rates and credit risk. When interest rates rise, bond prices typically fall. Any bonds held by the fund could be downgraded in credit rating or go into default. Junk bonds can fall on bad news about a country, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.


Foreign investments are more risky than domestic investments. Investments in foreign securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.


The fund's management strategy will influence performance significantly. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if the managers' country or sector allocations and securities selection strategies don't perform as expected, the fund could underperform its peers or lose money.


To the extent that the fund invests in securities with additional risks, those risks could reduce performance:

o If the fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer.

o Emerging market, securities, derivatives and other higher-risk securities can be hard to value or to sell at a fair price.

o  Certain derivatives could produce disproportionate gains or losses.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable dividends.

================================================================================

YOUR EXPENSES


[Clipart] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. Because Class C shares are new, their expenses are based on Class B expenses.

--------------------------------------------------------------------------------
Shareholder transaction expenses             Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum sales charge (load) on purchases
as a % of purchase price                     3.00%        none         none
Maximum deferred sales charge (load)
as a % of purchase or sale price,
whichever is less                            none(1)      3.00%        1.00%

--------------------------------------------------------------------------------
Annual operating expenses                    Class A      Class B      Class C
--------------------------------------------------------------------------------
Management fee                               0.65%        0.65%        0.65%
Distribution and service (12b-1) fees        0.30%        1.00%        1.00%
Other expenses                               0.40%        0.40%        0.40%
Total fund operating expenses                1.35%        2.05%        2.05%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
Class A                         $433         $715         $1,017       $1,875
Class B - with redemption       $508         $842         $1,103       $1,958
        - without redemption    $208         $643         $1,103       $1,958
Class C - with redemption       $308         $643         $1,103       $2,379
        - without redemption    $208         $643         $1,103       $2,379

FUND CODES

Class A
---------------------------

Ticker            JHSAX
CUSIP             409906856
Newspaper         STStratA
SEC number        811-4630

Class B
---------------------------

Ticker            FRSWX
CUSIP             409906708
Newspaper         STStratB
SEC number        811-4630

Class C
---------------------------

Ticker            --
CUSIP             409906799
Newspaper         --
SEC number        811-4630

(1) Except for investments of $1 million or more; see "How sales charges are calculated."

Your account

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS


Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale and distribution of its shares. Your financial representative can help you decide which share class is best for you.


--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------

o  Front-end sales charges, as described at right.

o  Distribution and service (12b-1) fees of 0.30%.

--------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------

o  No front-end sales charge; all your money goes to work for you right away.

o  Distribution and service (12b-1) fees of 1.00%.

o  A deferred sales charge, as described on following page.


o Automatic conversion to Class A shares after either five years (Short-Term Strategic Income) or eight years (all other funds), thus reducing future annual expenses.


--------------------------------------------------------------------------------
Class C
--------------------------------------------------------------------------------

o  No front-end sales charge; all your money goes to work for you right away.

o  Distribution and service (12b-1) fees of 1.00%.

o A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

o No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.


Because 12b-1 fees are paid on an ongoing basis, Class B and Class C shareholders could end up paying more expenses over the long term than if they had paid a sales charge.


Investors purchasing $1 million or more of Class B or Class C shares may want to consider the lower operating expenses of Class A shares.

--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

Class A Sales charges are as follows:

--------------------------------------------------------------------------------
Class A sales charges - Short-Term Strategic Income
--------------------------------------------------------------------------------
                           As a % of       As a % of your
Your investment            offering price  investment

Up to $99,999              3.00%           3.09%
$100,000 - $499,999        2.50%           2.56%
$500,000 - $999,999        2.00%           2.04%
$1,000,000 and over        See below

--------------------------------------------------------------------------------
Class A sales charges - all other funds
--------------------------------------------------------------------------------
                           As a % of       As a % of your
Your investment            offering price  investment

Up to $49,999              5.00%           5.26%
$50,000 - $99,999          4.50%           4.71%
$100,000 - $249,999        3.50%           3.63%
$250,000 - $499,999        2.50%           2.56%
$500,000 - $999,999        2.00%           2.04%
$1,000,000 and over        See below

Investments of $1 million or more Class A shares are available with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) on any shares sold within one year of purchase, as follows:

--------------------------------------------------------------------------------
CDSC on $1 million+ investments - all funds
--------------------------------------------------------------------------------
                                           CDSC on shares
Your investment                            being sold

First $1M - $4,999,999                     1.00%
Next $1 - $5M above that                   0.50%
Next $1 or more above that                 0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the last day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.


18 YOUR ACCOUNT

Class B and Class C Shares are offered at their net asset value per share, without any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares you sell within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:


--------------------------------------------------------------------------------
Class B deferred charges
--------------------------------------------------------------------------------
                   CDSC on Short-Term   CDSC on all
Years after        Strategic Income     other fund shares
purchase           shares being sold    being sold

1st year           3.00%                5.00%
2nd year           2.00%                4.00%
3rd  year          2.00%                3.00%
4th year           1.00%                3.00%
5th year           none                 2.00%
6th year           none                 1.00%
After 6th year     none                 none

--------------------------------------------------------------------------------
Class C deferred charges
--------------------------------------------------------------------------------
Years after purchase                    CDSC

1st year                                1.00%
After 1st year                          none

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

CDSC calculations are based on the number of shares involved, not on the value of your account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

o Accumulation Privilege -- lets you add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge. Retirement plans investing $1 million in Class B shares may add that value to Class A purchases to calculate charges.

o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

o Combination Privilege -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.

To utilize: complete the appropriate section of your application, or contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).

Group Investment Program A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge, no obligation to invest (although initial investments must total at least $250), and individual investors may close their accounts at any time.

To utilize: contact your financial representative or Signature Services to find out how to qualify, or consult the SAI (see the back cover of this prospectus).

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

o  to make payments through certain systematic withdrawal plans

o  to make certain distributions from a retirement plan

o  because of shareholder death or disability

o  to purchase a John Hancock Declaration annuity

To utilize: if you think you may be eligible for a CDSC waiver, contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).


                                                                 YOUR ACCOUNT 19

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge, as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To utilize: contact your financial representative or Signature Services.

Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

o  selling brokers and their employees and sales representatives

o financial representatives utilizing fund shares in fee-based investment products under signed agreement with John Hancock Funds

o fund trustees and other individuals who are affiliated with these or other John Hancock funds

o individuals transferring assets from an employee benefit plan into a John Hancock fund

o  certain insurance company contract holders (one-year CDSC usually applies)

o participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

To utilize: if you think you may be eligible for a sales charge waiver, contact Signature Services or consult the SAI (see the back cover of this prospectus).

Opening An Account

1  Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:
   o  non-retirement account: $1,000
   o  retirement account: $250
   o  group investments: $250
   o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month
   o fee-based clients of selling brokers who placed at least $2 billion in John Hancock funds: $250

3 Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. For more information, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.


20 YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
            Opening an account                Adding to an account

By check

[Clipart]  o  Make out a check for the        o  Make out a check for the
              investment amount, payable to      investment amount payable to
              "John Hancock Signature            "John Hancock Signature
              Services, Inc."                    Services, Inc."

           o  Deliver the check and your      o  Fill out the detachable
              completed application to your      investment slip from an
              financial representative, or       account statement. If no slip
              mail them to Signature             is available, include a note
              Services (address below).          specifying the fund name, your
                                                 share class, your account
                                                 number and the name(s) in
                                                 which the account is
                                                 registered.

                                              o  Deliver the check and your
                                                 investment slip or note to
                                                 your financial representative,
                                                 or mail them to Signature
                                                 Services (address below).

By exchange

[Clipart]  o  Call your financial             o  Call your financial
              representative or Signature        representative or Signature
              Services to request an             Services to request an
              exchange.                          exchange.

By wire

[Clipart]  o  Deliver your completed          o  Instruct your bank to wire the
              application to your financial      amount of your investment to:
              representative, or mail it to        First Signature Bank & Trust
              Signature Services.                  Account # 900000260
                                                   Routing # 211475000
           o  Obtain your account number by
              calling your financial          Specify the fund name, your share
              representative or Signature     class, your account number and
              Services.                       the name(s) in which the account
                                              is registered. Your bank may
           o  Instruct your bank to wire the  charge a fee to wire funds.
              amount of your investment to:
                First Signature Bank & Trust
                Account # 900000260
                Routing # 211475000

           Specify the fund name, your
           choice of share class, the new
           account number and the name(s) in
           which the account is registered.
           Your bank may charge a fee to
           wire funds.

By phone

[Clipart]  See "By wire" and "By exchange."   o  Verify that your bank or
                                                 credit union is a member of
                                                 the Automated Clearing House
                                                 (ACH) system.

                                              o  Complete the "Invest By Phone"
                                                 and "Bank Information"
                                                 sections on your account
                                                 application.

                                              o  Call Signature Services to
                                                 verify that these features are
                                                 in place on your account.

                                              o  Tell the Signature Services
                                                 representative the fund name,
                                                 your share class, your account
                                                 number, the name(s) in which
                                                 the account is registered and
                                                 the amount of your investment.

----------------------------------------

Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for instructions and assistance.

----------------------------------------

                        To open or add to an account using the Monthly Automatic
                       Accumulation Program, see "Additional investor services."


                                                                 YOUR ACCOUNT 21

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
                Designed for                    To sell some or all of
                                                your shares

By letter

[Clipart]       o  Accounts of any type.        o  Write a letter of
                                                   instruction or complete a
                o  Sales of any amount.            stock power indicating the
                                                   fund name, your share class,
                                                   your account number, the
                                                   name(s) in which the account
                                                   is registered and the dollar
                                                   value or number of shares
                                                   you wish to sell.

                                                o  Include all signatures and
                                                   any additional documents
                                                   that may be required (see
                                                   next page).

                                                o  Mail the materials to
                                                   Signature Services.

                                                o  A check will be mailed to
                                                   the name(s) and address in
                                                   which the account is
                                                   registered, or otherwise
                                                   according to your letter of
                                                   instruction.

By phone

[Clipart]       o  Most accounts.               o  For automated service 24
                                                   hours a day using your
                o  Sales of up to $100,000.        touch-tone phone, call the
                                                   EASI-Line at
                                                   1-800-338-8080.

                                                o  To place your order, call
                                                   your financial representative
                                                   or Signature Services between
                                                   8 A.M. and 4 P.M. Eastern
                                                   Time on most business days.

By wire or electronic funds transfer (EFT)

[Clipart]       o  Requests by letter to sell   o  To verify that the
                   any amount (accounts of any     telephone redemption
                   type).                          privilege is in place on an
                                                   account, or to request the
                o  Requests by phone to sell       form to add it to an
                   up to $100,000 (accounts        existing account, call
                   with telephone redemption       Signature Services.
                   privileges).
                                                o  Amounts of $1,000 or more
                                                   will be wired on the next
                                                   business day. A $4 fee will
                                                   be deducted from your
                                                   account.

                                                o  Amounts of less than $1,000
                                                   may be sent by EFT or by
                                                   check. Funds from EFT
                                                   transactions are generally
                                                   available by the second
                                                   business day. Your bank may
                                                   charge a fee for this
                                                   service.

By exchange

[Clipart]       o  Accounts of any type.        o  Obtain a current prospectus
                                                   for the fund into which you
                o  Sales of any amount.            are exchanging by calling
                                                   your financial
                                                   representative or Signature
                                                   Services.

                                                o  Call your financial
                                                   representative or Signature
                                                   Services to request an
                                                   exchange.

By check

[Clipart]       o  Short-Term Strategic         o  Request checkwriting on your
                   Income Fund only.               account application.

                o  Any account with             o  Verify that the shares to be
                   checkwriting privileges.        sold were purchased more than
                                                   10 days earlier or were
                o  Sales of over $100.             purchased by wire.

                                                o  Write a check for any amount
                                                   over $100.


22 YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o  your address of record has changed within the past 30 days

o  you are selling more than $100,000 worth of shares

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
Seller                                   Requirements for written requests
--------------------------------------------------------------------------------
                                                                       [Clipart]

Owners of individual, joint, sole        o  Letter of instruction.
proprietorship, UGMA/UTMA (custodial
accounts for minors) or general          o  On the letter, the signatures and
partner accounts.                           titles of all persons authorized to
                                            sign for the account, exactly as
                                            the account is registered.

                                         o  Signature guarantee if applicable
                                            (see above).

Owners of corporate or association       o  Letter of instruction.
accounts.
                                         o  Corporate resolution, certified
                                            within the past 12 months.

                                         o  On the letter and the resolution,
                                            the signature of the person(s)
                                            authorized to sign for the account.

                                         o  Signature guarantee if applicable
                                            (see above).

Owners or trustees of trust accounts.    o  Letter of instruction.

                                         o  On the letter, the signature(s) of
                                            the trustee(s).

                                         o  Provide a copy of the trust
                                            document certified within the past
                                            12 months.

                                         o  Signature guarantee if applicable
                                            (see above).

Joint tenancy shareholders with rights   o  Letter of instruction signed by
of surviorship whose co-tenants are         surviving tenant.
deceased.
                                         o  Copy of death certificate.

                                         o  Signature guarantee if applicable
                                            (see above).

Executors of shareholder estates.        o  Letter of instruction signed by
                                            executor.

                                         o  Copy of order appointing executor,
                                            certified within the past 12
                                            months.

                                         o  Signature guarantee if applicable
                                            (see above).

Administrators, conservators,            o  Call 1-800-225-5291 for
guardians and other sellers or account      instructions.
types not listed above.

----------------------------------------

Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for instructions and assistance.

----------------------------------------

                        To sell shares through a systematic withdrawal plan, see "Additional investor services."


                                                                 YOUR ACCOUNT 23

--------------------------------------------------------------------------------
TRANSACTION POLICIES


Valuation of shares The net asset value per share (NAV) for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The funds use market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. The fund may also value securities at fair value if the value of these securities has been materially affected by events occurring after the close of a foreign market.


Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.


Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.


At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.


Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical. Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate as they had before the exchange, except that the rate will change to the new fund's rate if that rate is higher. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.


To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties that, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. A fund may also refuse any exchange order. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Certificated shares Most shares are electronically recorded. If you wish to have certificates for your shares, please write to Signature Services. Certificated shares can only be sold by returning the certificates to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance

o  after any changes of name or address of the registered owner(s)

o  in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.


Dividends Short-Term Strategic Income Fund declares income dividends daily and pays them monthly. These income dividends begin accruing the day after the fund receives payment and continue through the day your shares are actually sold. The other funds pay income dividends, if any, annually. All funds distribute any capital gains annually. Short-Term Strategic Income Fund's dividends are mostly from ordinary income and the other funds' dividends are mostly from capital gains.


Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends mailed to you. However, if the check is not deliverable, your dividends will be reinvested.


24 YOUR ACCOUNT

Taxability of dividends Dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's income and short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December. Dividends may include a return of capital.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, Signature Services may charge you $10 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.


Year 2000 compliance The adviser and the funds' service providers are taking steps to address any year 2000-related computer problems. However, there is some risk that these problems could disrupt the issuers in which the funds invest, the funds' operations or financial markets generally.


--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John
Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o  Complete the appropriate parts of your account application.

o If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o  Make sure you have at least $5,000 worth of shares in your account.

o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans John Hancock Funds offers a range of retirement plans, including traditional, Roth and Education IRAs, SIMPLE plans, SEPs, 401(k) plans and other pension and profit-sharing plans. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.


                                                                 YOUR ACCOUNT 25

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the John Hancock international/global funds. Each fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.

The trustees of the European Equity, Global Health Sciences and International funds have the power to change these funds' respective investment goals without shareholder approval.

Management fees The management fees paid to the investment adviser by the John Hancock international/ global funds last fiscal year are as follows:


--------------------------------------------------------------------------------
Fund                                      % of net assets
--------------------------------------------------------------------------------
European Equity                           0.00%
Global                                    0.86%
Global Health Sciences                    0.80%
Global Technology                         0.79%
International                             0.00%
Pacific Basin Equities                    0.80%
Short-Term Strategic Income               0.65%


[The following information was represented as a flow chart in the printed material.]

                                -----------------
                                  Shareholders
                                -----------------

  Distribution and
shareholder services

                -------------------------------------------------
                          Financial services firms and
                             their representatives

                     Advise current and prospective share-
                    holders on their fund investments, often
                  in the context of an overall financial plan.
                -------------------------------------------------

                -------------------------------------------------
                             Principal distributor

                            John Hancock Funds, Inc.

                    Markets the funds and distributes shares
                  through selling brokers, financial planners
                      and other financial representatives.
                -------------------------------------------------

             ------------------------------------------------------
                                 Transfer agent

                      John Hancock Signature Services, Inc.

                Handles shareholder services, including record-
               keeping and statements, distribution of dividends,
                    and processing of buy and sell requests.
             ------------------------------------------------------

                                                                        Asset
                                                                      management

                      ------------------------------------
                                   Subadvisors

                              John Hancock Advisers
                              International Limited
                                32-36 Duke Street
                                St. James SWIY6DF
                                  London, U.K.

                          American Fund Advisors, Inc.
                                1415 Kellum Place
                              Garden City, NY 11530

                          Indocam Asia Advisors Limited
                               One Exchange Square
                                    Hong Kong

                              Indocam International
                               Investment Services
                              90 Boulevard Pasteur
                               Paris, France 75015

                          Provide portfolio management
                                to certain funds.
                      ------------------------------------

                      ------------------------------------
                               Investment adviser

                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                             Boston, MA 02199-7603

                        Manages the funds' business and
                             investment activities.
                      ------------------------------------

                      ------------------------------------
                                   Custodian

                           Investors Bank & Trust Co.

                       State Street Bank and Trust Company

                      Holds the funds' assets, settles all
                     portfolio trades and collects most of
                        the valuation data required for
                          calculating each fund's NAV.
                      ------------------------------------

                      ------------------------------------
                                    Trustees

                         Oversee the funds' activities.
                      ------------------------------------


26 FUND DETAILS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


These tables detail the performance of each fund's share classes, including total return information showing how much an investment in the fund has increased or decreased each year.

European Equity Fund

Figures audited by PricewaterhouseCoopers LLP.

-------------------------------------------------------------------------------------
Class A - period ended:                                                       10/98(1)
-------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                           $10.00
Net investment income loss(2)                                                    0.01
Net realized and unrealized gain (loss) on investments, financial futures contracts and foreign currency transactions 0.06
Total from investment operations                                                 0.07
Net asset value, end of period                                                 $10.07
Total investment return at net asset value(3) (%)                                0.70(4)
Total adjusted investment return at net asset value(3,5) (%)                    (0.24)(4)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                   12,147
Ratio of expenses to average net assets (%)                                      1.90(6)
Ratio of adjusted expenses to average net assets(7) (%)                          3.31(6)
Ratio of net investment income (loss) to average net assets (%)                  0.16(6)
Ratio of adjusted net investment income (loss) to average net assets(7) (%)     (1.25)(6)
Portfolio turnover rate (%)                                                        31
Fee reduction per share(2) ($)                                                   0.10

-------------------------------------------------------------------------------------
Class B - period ended:                                                       10/98(1)
-------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                           $11.07
Net investment income (loss)(2)                                                 (0.04)
Net realized and unrealized gain (loss) on investments, financial futures
contracts and foreign currency transactions                                     (0.99)
Total from investment operations                                                (1.03)
Net asset value, end of period                                                 $10.04
Total investment return at net asset value(3) (%)                               (9.30)(4)
Total adjusted investment return at net asset value(3,5) (%)                    (9.89)(4)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                   15,847
Ratio of expenses to average net assets (%)                                      2.60(6)
Ratio of adjusted expenses to average net assets(7) (%)                          4.01(6)
Ratio of net investment income (loss) to average net assets (%)                 (1.12)(6)
Ratio of adjusted net investment income (loss) to average net assets(7) (%)     (2.53)(6)
Portfolio turnover rate (%)                                                        31
Fee reduction per share(2) ($)                                                   0.06

(1) Class A and Class B shares began operations on March 2, 1998 and June 1, 1998, respectively.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6) Annualized.
(7) Unreimbursed, without fee reduction.


                                                                 FUND DETAILS 27

Global Fund

Figures audited by PricewaterhouseCoopers LLP.

-------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                            10/94     10/95     10/96     10/97        10/98
-------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                              $14.30    $14.16    $12.67    $12.97       $12.94
Net investment income (loss)(1)                                    (0.07)    (0.03)    (0.02)    (0.05)       (0.05)
Net realized and unrealized gain (loss) on investments and
foreign currency transactions                                       1.24     (0.13)     1.20      1.21         1.53
Total from investment operations                                    1.17     (0.16)     1.18      1.16         1.48
Less distributions:
  Distributions from net realized gain on investments
  sold and foreign currency transactions                           (1.31)    (1.33)    (0.88)    (1.19)       (0.96)
Net asset value, end of period                                    $14.16    $12.67    $12.97    $12.94       $13.46
Total investment return at net asset value(2) (%)                   8.64     (0.37)     9.87      9.36        11.88
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                     100,973    93,597    94,746    92,127      120,775
Ratio of expenses to average net assets (%)                         1.98      1.87      1.88      1.81(3)      1.82(3)
Ratio of net investment income (loss) to average net assets (%)    (0.54)    (0.23)    (0.19)    (0.36)       (0.33)
Portfolio turnover rate (%)                                           61        60        98        81          160

-------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                            10/94     10/95     10/96     10/97        10/98
-------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                              $14.17    $13.93    $12.36    $12.54       $12.39
Net investment income (loss)(1)                                    (0.15)    (0.11)    (0.10)    (0.14)       (0.13)
Net realized and unrealized gain (loss) on investments and
foreign currency transactions                                       1.22     (0.13)     1.16      1.18         1.46
Total from investment operations                                    1.07     (0.24)     1.06      1.04         1.33
Less distributions:
  Distributions from net realized gain on investments
  sold and foreign currency transactions                           (1.31)    (1.33)    (0.88)    (1.19)       (0.96)
Net asset value, end of period                                    $13.93    $12.36    $12.54    $12.39       $12.76
Total investment return at net asset value(2) (%)                   7.97     (1.01)     9.10      8.67        11.15
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                      31,822    24,570    27,599    28,007       55,229
Ratio of expenses to average net assets (%)                         2.59      2.57      2.54      2.49(3)      2.46(3)
Ratio of net investment income (loss) to average net assets (%)    (1.12)    (0.89)    (0.83)    (1.04)       (0.97)
Portfolio turnover rate (%)                                           61        60        98        81          160

(1) Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) Expense ratios do not include interest expense due to bank loans, which amounted to less than $0.01 per share.


28 FUND DETAILS

Global Health Sciences Fund

Figures audited by PricewaterhouseCoopers LLP.

--------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                         8/94        8/95        8/96      10/96(1)     10/97       10/98
--------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                          $13.38      $16.51      $21.61      $25.43      $25.11      $30.25
Net investment income (loss)                                   (0.32)      (0.36)(2)   (0.19)(2)   (0.05)(2)   (0.19)(2)   (0.23)(2)
Net realized and unrealized gain (loss) on investments
and foreign currency transactions                               3.45        5.46        4.15       (0.27)       6.56        4.38
Total from investment operations                                3.13        5.10        3.96       (0.32)       6.37        4.15
Less distributions:
  Distributions from net realized gain on investments
  sold and foreign currency transactions                          --          --       (0.14)         --       (1.23)      (0.51)
Net asset value, end of period                                $16.51      $21.61      $25.43      $25.11      $30.25      $33.89
Total investment return at net asset value(3) (%)              23.39       30.89       18.39       (1.26)(4)   26.63       13.91
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                  18,643      24,394      42,405      42,618      53,122      83,928
Ratio of expenses to average net assets (%)                     2.55        2.56        1.80        1.92(5)     1.68        1.61
Ratio of net investment income (loss) to average
net assets (%)                                                 (2.01)      (1.99)      (0.75)      (1.04)(5)   (0.71)      (0.71)
Portfolio turnover rate (%)                                       52          38          68          24          57          39

--------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                       8/94(6)       8/95        8/96      10/96(1)     10/97       10/98
--------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                          $17.29      $16.46      $21.35      $24.94      $24.60      $29.40
Net investment income (loss)(2)                                (0.17)      (0.55)      (0.34)      (0.08)      (0.37)      (0.45)
Net realized and unrealized gain (loss) on investments
and foreign currency transactions                              (0.66)       5.44        4.07       (0.26)       6.40        4.25
Total from investment operations                               (0.83)       4.89        3.73       (0.34)       6.03        3.80
Less distributions:
  Distributions from net realized gain on investments
  sold and foreign currency transactions                          --          --       (0.14)         --       (1.23)      (0.51)
Net asset value, end of period                                $16.46      $21.35      $24.94      $24.60      $29.40      $32.69
Total investment return at net asset value(3) (%)              (4.80)(4)   29.71       17.53       (1.36)(4)   25.76       13.11
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                   1,071       6,333      36,591      37,521      53,436     123,880
Ratio of expenses to average net assets (%)                     3.34(5)     3.45        2.42        2.62(5)     2.38        2.31
Ratio of net investment income (loss) to average
net assets (%)                                                 (2.65)(5)   (2.91)      (1.33)      (1.74)(5)   (1.41)      (1.41)
Portfolio turnover rate (%)                                       52          38          68          24          57          39

(1) Effective October 31, 1996, the fiscal year end changed from August 31 to October 31.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized.
(5) Annualized.
(6) Class B shares began operations on March 7, 1994.


                                                                 FUND DETAILS 29

Global Technology Fund

Figures audited by Ernst & Young LLP.

-------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                    12/93    12/94        12/95        10/96(1)       10/97        10/98
-------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                      $14.94   $17.45       $17.84         $24.51       $25.79       $30.05
Net investment income (loss)                               (0.21)   (0.22)(2)    (0.22)(2,3)    (0.14)(2)    (0.27)(2)    (0.28)(2)
Net realized and unrealized gain (loss) on
investments and options                                     4.92     1.87         8.53           1.42         5.76         1.09
Total from investment operations                            4.71     1.65         8.31           1.28         5.49         0.81
Less distributions:
  Distributions from net realized gain on investments
  sold and options                                         (2.20)   (1.26)       (1.64)            --        (1.23)       (2.40)
Net asset value, end of period                            $17.45   $17.84       $24.51         $25.79       $30.05       $28.46
Total investment return at net asset value(4) (%)          32.06     9.62        46.53           5.22(5)     21.90         3.95
Total adjusted investment return at net asset
value(4) (%)                                                  --       --        46.41(6)          --           --           --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)              41,749   52,193      155,001        166,010      184,048      186,259
Ratio of expenses to average net assets (%)                 2.10     2.16         1.67(3)        1.57(7)      1.51         1.50
Ratio of net investment income (loss) to average
net assets (%)                                             (1.49)   (1.25)       (0.89)(3)      (0.68)(7)    (0.95)       (0.97)
Portfolio turnover rate (%)                                   86       67           70             64          104           86

-----------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                             12/94(8)     12/95      10/96(1)     10/97    10/98
-----------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                $17.24      $17.68      $24.08      $25.20   $29.12
Net investment income (loss)(2)                                      (0.35)      (0.39)(3)   (0.28)      (0.45)   (0.45)
Net realized and unrealized gain (loss) on investments and options    2.05        8.43        1.40        5.60     1.02
Total from investment operations                                      1.70        8.04        1.12        5.15     0.57
Less distributions:
  Distributions from net realized gain on investments sold           (1.26)      (1.64)         --       (1.23)   (2.40)
Net asset value, end of period                                      $17.68      $24.08      $25.20      $29.12   $27.29
Total investment return at net asset value(4) (%)                    10.02(5)    45.42        4.65(5)    21.04     3.20
Total adjusted investment return at net asset value(4) (%)              --       45.30(6)       --          --       --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                         9,324      35,754      50,949      65,851   77,999
Ratio of expenses to average net assets (%)                           2.90(7)     2.41(3)     2.27(7)     2.21     2.20
Ratio of net investment income (loss) to average net assets (%)      (1.98)(7)   (1.62)(3)   (1.38)(7)   (1.65)   (1.67)
Portfolio turnover rate (%)                                             67          70          64         104       86

(1) Effective October 31, 1996, the fiscal year end changed from December 31 to October 31.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Reflects voluntary fee reductions and expense limitations in effect during the year ended December 31, 1995, which amounted to $0.02 and $0.03 per share for Class A and Class B shares, respectively. Absent such reductions the ratio of expenses to average net assets would have been 1.79% and 2.53% for Class A and Class B shares, respectively, and the ratio of net investment loss to average net assets would have been (1.01%) and (1.74%) for Class A and Class B shares, respectively.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5) Not annualized.
(6) An estimated total return calculation which takes into consideration fees and expenses waived or borne by the adviser during the periods shown.
(7) Annualized.
(8) Class B shares commenced operations on January 3, 1994.


30 FUND DETAILS

International Fund

Figures audited by PricewaterhouseCoopers LLP.

--------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                          10/94(1)     10/95    10/96       10/97       10/98
--------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                              $8.50       $8.65    $8.14       $8.70       $8.41
Net investment income (loss)                                       0.07(2)     0.04     0.06(2)    (0.02)(2)    0.00(2,3)
Net realized and unrealized gain (loss) on investments
and foreign currency transactions                                  0.08       (0.47)    0.50       (0.26)       0.47
Total from investment operations                                   0.15       (0.43)    0.56       (0.28)       0.47
Less distributions:
  Dividends from net investment income                               --       (0.03)      --       (0.01)         --
  Distributions from net realized gain on investments
  sold and foreign currency transactions                             --       (0.05)      --          --       (0.07)
  Total distributions                                                --       (0.08)      --       (0.01)      (0.07)
Net asset value, end of period                                    $8.65       $8.14    $8.70       $8.41       $8.81
Total investment return at net asset value(4) (%)                  1.77(5)    (4.96)    6.88       (3.22)       5.61
Total adjusted investment return at net asset value(4,6) (%)      (0.52)(5)   (8.12)    5.33       (4.52)       3.75
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                      4,426       4,215    5,098       4,965       6,116
Ratio of expenses to average net assets (%)                        1.50(7)     1.64     1.75        1.73(8)     1.79(8)
Ratio of adjusted expenses to average net assets(9) (%)            3.79(7)     4.80     3.30        3.03(8)     3.65(8)
Ratio of net investment income (loss) to average net assets (%)    1.02(7)     0.56     0.68       (0.16)       0.04
Ratio of adjusted net investment income (loss) to average
net assets(9) (%)                                                 (1.27)(7)   (2.60)   (0.87)      (1.46)      (1.82)
Portfolio turnover rate (%)                                          50          69       83         169         129
Fee reduction per share(2) ($)                                     0.16        0.25     0.14        0.12        0.17

---------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                          10/94(1)     10/95    10/96        10/97       10/98
---------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                              $8.50       $8.61    $8.05        $8.55       $8.22
Net investment income (loss)                                       0.02(2)    (0.03)    0.00(2,3)   (0.08)(2)   (0.06)(2)
Net realized and unrealized gain (loss) on investments
and foreign currency transactions                                  0.09       (0.48)    0.50        (0.25)       0.46
Total from investment operations                                   0.11       (0.51)    0.50        (0.33)       0.40
Less distributions:
  Distributions from net realized gain on investments
  sold and foreign currency transactions                             --       (0.05)      --           --       (0.07)
Net asset value, end of period                                    $8.61       $8.05    $8.55        $8.22       $8.55
Total investment return at net asset value(4) (%)                  1.29(5)    (5.89)    6.21        (3.86)       4.88
Total adjusted investment return at net asset value(4,6) (%)      (1.00)(5)   (9.05)    4.66        (5.16)       3.02
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                      3,948       3,990    8,175        8,713       9,720
Ratio of expenses to average net assets (%)                        2.22(7)     2.52     2.45         2.43(8)     2.49(8)
Ratio of adjusted expenses to average net assets(9) (%)            4.51(7)     5.68     4.00         3.73(8)     4.35(8)
Ratio of net investment income (loss) to average net assets (%)    0.31(7)    (0.37)    0.02        (0.88)      (0.66)
Ratio of adjusted net investment income (loss) to average
net assets(9) (%)                                                 (1.98)(7)   (3.53)   (1.53)       (2.18)      (2.52)
Portfolio turnover rate (%)                                          50          69       83          169         129
Fee reduction per share(2) ($)                                     0.16        0.25     0.14         0.12        0.17


                                                                 FUND DETAILS 31

International Fund continued

-------------------------------------------------------------------------------------------------
Class C - period ended:                                                                   10/98(1)
-------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                                        $9.36
Net investment income (loss)(2)                                                             (0.03)
Net realized and unrealized gain (loss) on investments and foreign currency transactions    (0.78)
Total from investment operations                                                            (0.81)
Net asset value, end of period                                                              $8.55
Total investment return at net asset value(4) (%)                                           (8.65)(5)
Total adjusted investment return at net asset value (4,6) (%)                               (9.43)(5)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                                   23
Ratio of expenses to average net assets (%)                                                  2.29(7,8)
Ratio of adjusted expenses to average net assets(9) (%)                                      4.15(7,8)
Ratio of net investment income (loss) to average net assets (%)                             (1.27)(7)
Ratio of adjusted net investment income (loss) to average net assets(9) (%)                 (3.13)(7)
Portfolio turnover rate (%)                                                                   129
Fee reduction per share(2) ($)                                                               0.07

(1) Class A and Class B shares began operations on January 3, 1994. Class C shares began operations on June 1, 1998.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Less than $0.01 per share.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5) Not annualized.
(6) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(7) Annualized.
(8) Expense ratios do not include interest expense due to bank loans, which amounted to less than $0.01 per share.
(9) Unreimbursed, without fee reduction.


32  FUND DETAILS

Pacific Basin Equities Fund

Figures audited by PricewaterhouseCoopers LLP.

--------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                   8/94        8/95        8/96   10/96(1)     10/97    10/98
--------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                    $13.27      $15.88      $14.11   $14.74      $14.47   $11.63
Net investment income (loss)(2)                          (0.10)       0.02(3)    (0.02)   (0.02)      (0.07)    0.02
Net realized and unrealized gain (loss) on investments
and foreign currency transactions                         3.12       (1.24)       0.65    (0.25)      (2.66)   (2.89)
Total from investment operations                          3.02       (1.22)       0.63    (0.27)      (2.73)   (2.87)
Less distributions:
  Distributions from net realized gain on investments
  sold and foreign currency transactions                 (0.41)      (0.55)         --       --       (0.11)      --
Net asset value, end of period                          $15.88      $14.11      $14.74   $14.47      $11.63    $8.76
Total investment return at net asset value(4) (%)        22.82       (7.65)       4.47    (1.83)(5)  (19.03)  (24.68)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)            50,261      37,417      41,951   38,694      21,109   14,717
Ratio of expenses to average net assets (%)               2.43        2.05        1.97     2.21(6)     2.06     2.46
Ratio of net investment income (loss) to average
net assets (%)                                           (0.66)       0.13(3)    (0.15)   (0.83)(6)   (0.49)    0.22
Portfolio turnover rate (%)                                 68          48          73       15         118      230

--------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                 8/94(7)       8/95        8/96   10/96(2)     10/97    10/98
--------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                    $15.11      $15.84      $13.96   $14.49      $14.20   $11.32
Net investment income (loss)(2)                          (0.09)      (0.09)      (0.13)   (0.04)      (0.18)   (0.04)
Net realized and unrealized gain (loss) on investments
and foreign currency transactions                         0.82       (1.24)       0.66    (0.25)      (2.59)   (2.81)
Total from investment operations                          0.73       (1.33)       0.53    (0.29)      (2.77)   (2.85)
Less distributions:
  Distributions from net realized gain on investments
  sold and foreign currency transactions                    --       (0.55)         --       --       (0.11)      --
Net asset value, end of period                          $15.84      $13.96      $14.49   $14.20      $11.32    $8.47
Total investment return at net asset value(4) (%)         4.83(5)    (8.38)       3.80    (2.00)(5)  (19.67)  (25.18)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)             9,480      14,368      32,342   30,147      17,320   13,166
Ratio of expenses to average net assets (%)               3.00(6)     2.77        2.64     2.90(6)     2.76     3.16
Ratio of net investment income (loss) to average
net assets (%)                                           (1.40)(6)   (0.66)      (0.86)   (1.52)(6)   (1.19)   (0.48)
Portfolio turnover rate (%)                                 68          48          73       15         118      230

(1) Effective October 31, 1996, the fiscal year end changed from August 31 to October 31.
(2) Based on the average of the shares outstanding at the end of each month.
(3) May not accord to amounts shown elsewhere in the financial statements due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5) Not annualized.
(6) Annualized.
(7) Class B shares began operations on March 7, 1994.


                                                                 FUND DETAILS 33

Short-Term Strategic Income Fund

Figures audited by PricewaterhouseCoopers LLP.

------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                                     10/94       10/95       10/96    10/97       10/98
------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                        $9.12       $8.47       $8.41    $8.46       $8.31
  Net investment income (loss)                                               0.76(1)     0.77(1)     0.65     0.61(1)     0.49(1)
Net realized and unrealized gain (loss) on investments
and foreign currency transactions                                           (0.53)      (0.06)       0.05    (0.15)      (0.39)
Total from investment operations                                             0.23        0.71        0.70     0.46        0.10
Less distributions:
  Dividends from net investment income                                      (0.62)      (0.61)      (0.57)   (0.52)      (0.48)
  Distributions in excess of net investment income                          (0.04)         --          --    (0.08)      (0.00)(2)
  Distributions in excess of net realized gain on investments sold          (0.12)         --          --       --          --
  Distributions from capital paid-in                                        (0.10)      (0.16)      (0.08)   (0.01)      (0.01)
  Total distributions                                                       (0.88)      (0.77)      (0.65)   (0.61)      (0.49)
Net asset value, end of period                                              $8.47       $8.41       $8.46    $8.31       $7.92
Total investment return at net asset value(3) (%)                            2.64        8.75        8.60     5.55        1.17
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                               13,091      16,997      49,338   64,059      50,498
Ratio of expenses to average net assets (%)                                  1.26        1.33        1.48     1.43        1.35
Ratio of net investment income (loss) to average net assets (%)              8.71        9.13        7.59     7.22        5.97
Portfolio turnover rate (%)                                                   150         147          77       71          74

------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                                     10/94       10/95       10/96    10/97       10/98
------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                        $9.11       $8.46       $8.40    $8.45       $8.30
Net investment income (loss)                                                 0.70(1)     0.70(1)     0.59     0.55(1)     0.44(1)
Net realized and unrealized gain (loss) on investments
and foreign currency transactions                                           (0.53)      (0.06)       0.05    (0.15)      (0.38)
Total from investment operations                                             0.17        0.64        0.64     0.40        0.06
Less distributions:
  Dividends from net investment income                                      (0.56)      (0.56)      (0.52)   (0.47)      (0.43)
  Distributions in excess of net investment income                          (0.04)         --          --    (0.07)      (0.00)(2)
  Distributions in excess of net realized gain on investments sold          (0.12)         --          --       --          --
  Distributions from capital paid-in                                        (0.10)      (0.14)      (0.07)   (0.01)      (0.01)
  Total distributions                                                       (0.82)      (0.70)      (0.59)   (0.55)      (0.44)
Net asset value, end of period                                              $8.46       $8.40       $8.45    $8.30       $7.92
Total investment return at net asset value(3) (%)                            1.93        7.97        7.89     4.83        0.60
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                               98,390      84,601      48,137   25,908      19,950
Ratio of expenses to average net assets (%)                                  1.99        2.07        2.12     2.13        2.02
Ratio of net investment income to average net assets (%)                     8.00        8.40        7.07     6.51        5.30
Portfolio turnover rate (%)                                                   150         147          77       71          74

(1) Based on the average of the shares outstanding at the end of each month.
(2) Less than $0.01 per share.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.


34  FUND DETAILS

For more information

Two documents are available that offer further information on John Hancock international/global funds:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on all aspects of the funds. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:
John Hancock Signature
Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA02217-1000

By phone: 1-800-225-5291

By EASI-Line: 1-800-338-8080

By TDD: 1-800-544-6713

On the Internet: www.jhancock.com/funds

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public Reference Room in Washington, DC

By phone: 1-800-SEC-0330

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-6009
(duplicating fee required)

On the Internet: www.sec.gov

[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm

       101 Huntington Avenue
       Boston, Massachusetts
       02199-7603

                                               (C) 1999 John Hancock Funds, Inc.
                                                                      GLIPN 3/99

John Hancock(R)

                        Supplement to John Hancock Funds
                       Statement of Additional Information



The following Waiver of Contingent Deferred Sales Charge has been deleted:

* Redemptions where the proceeds are used to purchase a John Hancock Declaration Variable Annuity.



6/11/99

                  JOHN HANCOCK SHORT-TERM STRATEGIC INCOME FUND

                       Class A, Class B and Class C Shares
                       Statement Of Additional Information


                                 April 30, 1999

This Statement of Additional Information provides information about John Hancock Short-Term Strategic Income Fund (the "Fund"), in addition to the information that is contained in the combined International/Global Funds' Prospectus dated March 1, 1999 (the "Prospectus"). The Fund is a diversified series of John Hancock Investment Trust III (the "Trust"), formerly Freedom Investment Trust II.


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                              Boston MA 02217-1000
                                 1-800-225-5291


                                TABLE OF CONTENTS
                                                                            Page

Organization of the Fund...........................................            2
Investment Objective and Policies..................................            2
Investment Restrictions............................................           19
Those Responsible for Management...................................           21
Investment Advisory and Other Services.............................           30
Distribution Contracts.............................................           32
Sales Compensation.................................................           34
Net Asset Value....................................................           35
Initial Sales Charge on Class A Shares.............................           36
Deferred Sales Charge on Class B and Class C Shares................           39
Special Redemptions................................................           43
Additional Services and Programs...................................           43
Description of the Fund's Shares...................................           45
Tax Status.........................................................           46
Calculation of Performance.........................................           50
Brokerage Allocation...............................................           52
Transfer Agent Services............................................           54
Custody of Portfolio...............................................           54
Independent Auditors...............................................           54
Appendix A- Description of Investment Risk.........................          A-1
Appendix B-Description of Bond Ratings.............................          B-1
Financial Statements...............................................          F-1

ORGANIZATION OF THE FUND


The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. The Fund commenced operations on July 31, 1990.


John Hancock Advisers, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect, wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risks. The investment objective of the Fund is fundamental and may only be changed with shareholder approval. There is no assurance that the Fund will achieve its investment objective.

The Fund's investment objective is a high level of current income. The Fund will seek to achieve this objective by investing primarily in: (i) foreign government and corporate debt securities, (ii) U.S. Government securities and (iii) corporate debt securities of U.S. issuers. There is no fixed allocation among the types of securities listed.

General. The Fund may invest in all types of debt securities, including debt obligations issued or guaranteed by United States or foreign governments, political subdivisions thereof (including states, provinces and municipalities) or their agencies and instrumentalities ("Governmental entities"), or issued or guaranteed by international organizations designated or supported by governmental entities to promote economic reconstruction or development ("supranational entities"), or issued by corporations or financial institutions. Examples of supranational entities include the International Bank for Reconstruction and Development (the "World Bank"), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Securities issued by supranational entities may be denominated in U.S. dollars, a foreign currency or a multi-national currency unit. Securities of corporations and financial institutions in which the Fund may invest include corporate and commercial obligations, such as medium-term notes and commercial paper, which may be indexed to foreign currency exchange rates. In accordance with guidelines promulgated by the Staff of the Securities and Exchange Commission (the "SEC"), the Fund will consider as an industry any category of such supranational entities which may have been designated by the SEC. There is no fixed allocation among the foregoing types of securities.

The maximum average dollar weighted maturity of the Fund is three years. This maturity is calculated by including average maturities, prepayments, refunds, redemptions, put dates and call dates. The debt securities in which the Fund may invest include bonds, debentures, notes (including variable and floating rate instruments), preferred and preference stock, zero coupon bonds, payment-in-kind securities or increasing rate note securities.

The Fund may invest in debt obligations denominated in the U.S. dollar or in non- U.S. currencies issued or guaranteed by foreign corporations, certain supranational entities (as described above), and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities. The Fund may also invest in debt obligations issued by U.S. corporations denominated in non-U.S. currencies.

Foreign Securities. The percentage of the Fund's assets that will be allocated to foreign securities will vary depending on the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. The Fund may invest in any country where the Adviser believes there is a potential to achieve the Fund's investment objective. The Fund may invest in securities of issuers in industrialized Western European countries (including Scandinavian countries) and in Canada, Japan, Australia and New Zealand, as well as in emerging markets or countries with limited or developing capital markets. Investments in securities of issuers in emerging markets generally involve more risk and may be considered highly speculative, as described in more detail below.

The value of portfolio securities denominated in foreign currencies may increase or decrease in response to changes in currency exchange rates. The value of the Fund's dividends may also be affected. The Fund will incur costs in connection with converting between currencies. Foreign companies may not be subject to accounting standards and government supervision comparable to those applicable to U.S. companies, and there is often less publicly available information about their operations. Foreign markets generally provide less liquidity than U.S. markets (and thus potentially greater price volatility), and typically provide fewer regulatory protections for investors. Foreign securities can also be affected by political or financial instability abroad. Additional costs could be incurred in connection with the Fund's international investment activities. Foreign brokerage commissions are generally higher than in the U.S. Expenses may also be incurred on currency exchanges when the Fund changes investments from one country to another. Increased custodian costs as well as administrative difficulties (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. In addition, there may be difficulty in enforcing legal rights outside the United States.

The securities markets of many countries have in the past moved relatively independently of one another, due to differing economic, financial, political and social factors. When markets in fact move in different directions and offset each other, there may be a corresponding reduction in risk for the Fund's portfolio as a whole. This lack of correlation among the movements of the world's securities markets may also affect unrealized gains the Fund has derived from movements in any one market.

If securities traded in markets moving in different directions are combined into a single portfolio, such as that of the Fund, total portfolio volatility may be reduced. Since the Fund may invest in securities quoted or denominated in currencies other than U.S. dollars, changes in foreign currency exchange rates may affect the value of its portfolio securities. Currency exchange rates may not move in the same direction as the securities markets in a particular country. As a result, market gains may be offset by unfavorable exchange rate fluctuations.

Foreign securities markets, while growing in volume, have for the most part substantially less volume than U.S. securities markets and securities of foreign companies are generally less liquid and at times their prices may be more volatile than securities of comparable U. S. companies. Foreign stock exchanges, brokers and listed companies are generally subject to less government supervision and regulation than those in the U.S. The customary settlement time for foreign securities may be longer than the three (3) day customary settlement time for U.S. securities, or less frequent than in the U.S., which could affect the liquidity of the Fund's investments. The Adviser will monitor the settlement time for foreign securities and take undue settlement delays into account in considering the desirability of allocating investments among specific countries. These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of business, restrictions of foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominately based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates or currency rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodian or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Foreign Currency Transactions. The foreign currency transactions of the Fund may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. The Fund may also enter into forward foreign currency contracts involving currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rate between these currencies. The Fund may also engage in speculative forward currency transactions. Forward currency transactions are accomplished through contractual agreements to purchase or sell a specified currency or to deliver a final cash settlement amount based on the relative performance of two currencies if the contract does not call for the physical delivery of currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables for payables of the Fund accruing in connection with the purchase and sale of its portfolio securities denominated in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Adviser.

If the Fund enters into a forward contract requiring it to purchase foreign currency, its custodian bank will segregate cash or liquid securities, of any type or maturity, in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. Those assets will be valued at market daily and if the value of the assets in the separate account declines, additional cash or liquid assets will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The cost to the Fund of engaging in foreign currency transactions varies with such factors as that currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly, so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases, capital gains, and interest payable on certain of the Fund's foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

Money Market Securities. The Fund's shorter-term investments may be money market securities. Money market securities include short-term obligations issued or guaranteed by the U.S. Government or foreign governments or issued by such governments' respective agencies and instrumentalities, bank money market instruments including certificates of deposit, banker's acceptances and deposit notes and certain other short- term obligations such as short-term commercial paper. With respect to bank money market instruments, the obligations may be issued by U.S. or foreign depository institutions, foreign branches or subsidiaries of U.S. depository institutions ("Eurodollar" obligations), U.S. branches or subsidiaries of foreign depository institutions ("Yankee dollar" obligations) or foreign branches or subsidiaries of foreign depository institutions. Eurodollar and Yankee dollar obligations and obligations of branches or subsidiaries of foreign depository institutions may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligations or by government regulation. Foreign subsidiaries of U.S. depository institutions and U.S. and foreign subsidiaries of foreign depository institutions may be considered investment companies under the Investment Company Act of 1940 (the "Investment Company Act").

Mortgage-Backed Securities. The Fund may invest in Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae) and Federal Home Mortgage Loan Corporation (Freddie Macs) mortgage-backed securities and other U.S. Government securities, including real estate mortgage investment companies ("REMICs") and Collateralized Mortgage Obligations ("CMOs") representing ownership interests in mortgage pools. Certain U.S. Government securities, including U.S. treasury bills, notes and bonds, and Ginnie Maes, are supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of Freddie Mac and Fannie Mae. Ginnie Maes, Freddie Macs and Fannie Maes are mortgage-backed securities which provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments
(including any prepayments) made by the individual borrowers on the pooled mortgage loans. CMOs in which the Fund may invest are securities issued by a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. Investors may purchase "regular" or "residual" interests in REMICs, although the Fund does not intend, absent a change in current tax law, to acquire residual interests in REMICs.

Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. Fannie Mae, a federally chartered and privately owned corporation, issues pass-through securities which are guaranteed as to payment of principal and interest by Fannie Mae. Freddie Mac, a corporate instrumentality of the Untied States, issues participation certificates which represent an interest in mortgages from Freddie Mac's portfolio. Freddie Mac guarantees the timely payment of interest and the ultimate collection of principal. As is the case with Ginnie Mae Certificates, the actual maturity of and realized yield on particular Fannie Mae and Freddie Mac mortgage-based securities will vary based on the prepayment experience of the underlying pool of mortgages. Generally, the issuers of mortgaged-backed and receivable-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the assets securing such obligations.

Instruments  backed by pools of  mortgages  and  receivables  may be  subject to unscheduled prepayments of principal prior to maturity. During periods of declining interest rates, principle and interest on mortgage-backed securities may be prepaid at faster than expected rates, with the proceeds of these prepayments being invested in lower-yielding securities. In this situation, mortgage-backed securities may be less effective at maintaining yields than traditional debt obligations of similar maturity. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

Indexed Obligations. Indexed notes and commercial paper typically provide that the principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect fluctuations in the exchange rate between two currencies during the period the obligation is outstanding, depending on the terms of the specific security. In selecting the two currencies, the Adviser will consider the correlation and relative yields of various currencies. The Fund will purchase an indexed obligation using the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency. The amount of principal payable by the issuer at maturity, however, will vary (i.e., increase or decrease) in response to the change (if any) in the exchange rates between the two specified currencies during the period from the date the instrument is issued to its maturity date. The potential for realizing gains as a result of changes in foreign currency exchange rates may enable the Fund to hedge the currency in which the obligation is denominated (or to effect cross-hedges against other currencies) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. However, there can be no assurance that the Fund's hedging strategies will be effective. The Fund will purchase such indexed obligations to generate current income or for hedging purposes and will not speculate in such obligations. As of the date of this Statement of Additional Information, the Fund has no present intention to invest in these obligations.

U.S. Governmental Securities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association mortgage-backed certificates ("Ginnie Maes"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of instrumentalities such as the Federal Home Loan Mortgage Corporation ("Freddie Macs"), the Federal National Mortgage Association ("Fannie Maes") and the Student Loan Marketing Association ("Sallie Maes"). No assurance can be given that the U.S. Government will provide financial support to these Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future. Any governmental guarantees on portfolio securities do not apply to these securities' market value or current yield, or to the fund shares.

Obligations of Foreign Governmental Entities. The obligations of foreign governmental entities have various kinds of government support and include obligations issued or guaranteed by foreign governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a foreign government. The Fund will invest in foreign government securities of issuers considered stable by the Adviser, based on its analysis of factors such as general political or economic conditions relating to the government and the likelihood of expropriation, nationalization, freezes or confiscation of private property. No more than 25% of the Fund's total assets, at the time of purchase will be invested in government securities of any one foreign country. The Adviser does not believe that the credit risk inherent in the obligations of stable foreign governments is significantly greater than that of U.S. Government securities.

Multi-National Currency Unit Securities. As indicated above, the Fund may invest in securities denominated in a multi-national currency unit. An illustration of a multi-national currency unit is the European Currency Unit (the "ECU"), which is a "basket" consisting of specified amounts of the currencies of the member states of the European Community, a Western European economic cooperative organization that includes France, West Germany, The Netherlands and the United Kingdom. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. The Adviser does not believe that such adjustments will adversely affect holders of ECU- denominated obligations or the marketability of such securities. European supranational entities, in particular, issue ECU-denominated obligations. The Fund may invest in securities denominated in the currency of one nation although issued by a governmental entity, corporation or financial institution of another nation. For example, the Fund may invest in a British Pound sterling-denominated obligation issued by a United States corporation. Such investments involve credit risks associated with the issuer and currency risks associated with the currency in which the obligation is denominated.

The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign entity and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans in emerging markets is expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Fund having a contractual relationship only with the Lender not with the borrower. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy.

The secondary market for Participations and Assignments is limited to certain institutional investors, which could adversely affect the value of these securities and make it more difficult to assign a value to them (see "Participations" below).

Lower Rated High Yield "High Risk" Debt Obligations. The Fund seeks high current income and may invest in high yielding, fixed income securities rated Baa, Ba or B by Moody's or BBB, BB or B by Standard & Poor's, sometimes referred to as junk bonds. The Fund may also invest in unrated securities which, in the opinion of the Adviser, offer comparable yields and risks to rated securities. The Fund will, however, maintain an average portfolio quality rating of A by Standard & Poor's Ratings Group ("Standard & Poor's") or Moody's Investors Service Inc. ("Moody's") or the unrated equivalent. Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate.

Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the issuer's ability to make payments of interest and principal. The high yield fixed income market is relatively new and its growth occurred during a period of economic expansion. The market has not yet been fully tested by a recession. The market price and liquidity of lower rated fixed income securities generally respond more to short-term corporate and market developments than do those of higher rated securities, because these developments are perceived to have a more direct relationship to the ability of an issuer of lower rated securities to meet its ongoing debt obligations.

Reduced volume and liquidity in the high yield high risk bond market, or the reduced availability of market quotations, will make it more difficult to dispose of the bonds and to value accurately the Fund's assets. The reduced availability of reliable, objective data may increase the Fund's reliance on management's judgment in valuing high yield high risk bonds. In addition, the Fund's investments in high yield high risk securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. The Fund's investments, and consequently its net asset value, will be subject to the market fluctuations and risk inherent in all securities.

The market value of debt securities which carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. In general, in selecting securities for its portfolio, the Fund intends to seek protection against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline. The Fund's portfolio may include debt securities which sell at substantial discounts from par. These securities are low coupon bonds which, during periods of high interest rates, because of their lower acquisition cost tend to sell on a yield basis approximating current interest rates.

Ratings as Investment Criteria. In general, the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of portfolio securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated, or its rating may be reduced below minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Time Deposits. The Fund's time deposits are non-negotiable deposits maintained for a stated period of time at a stated interest rate. If the Fund purchases time deposits maturing in seven days or more, it will treat those longer-term time deposits as illiquid.

Participation Interests. The Fund may acquire participation interests in senior floating rate loans that are made primarily to U.S. and foreign companies. Participation interests, which may take the form of interests in, or assignments of, the loans, are acquired from banks who have made loans or are members of a lending syndicate. The Fund's investments in participation interests are subject to its 15% limitation on investments in illiquid securities.

Structured Securities. The Fund may invest in structured notes, bonds or debentures, the value of the principal of and/or interest on which is to be determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed income investments.

Mortgage "Dollar Roll" Transactions. The Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which the Fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowing and other senior securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

Asset-Backed Securities. The Fund may invest a portion of its assets in asset-backed securities. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund's ability to maintain positions in these securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan services to retain possession of the underlying obligations. If the service were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Swaps, Caps, Floor and Collars. As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterpart's ability to perform and may decline in value if the counterpart's credit worthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The Fund will maintain in a segregated account with its custodian, cash or liquid, high grade debt securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlement with respect to swap, cap, collar or floor transactions.

Pay-In-Kind, Delayed and Zero Coupon Bonds. The Fund may invest in pay-in-kind, delayed and zero coupon bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices in pay-in-kind, delayed and zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a grater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Tax Status."

Brady Bonds. The Fund may invest in Brady Bonds and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. Brady Bonds are debt securities issued by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund (the "IMF"). The Brady Plan facilitates the exchange of commercial bank debt for newly issued bonds (known as Brady Bonds). The World Bank and the IMF provide funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements the IMF debtor nations are required to implement domestic monetary and fiscal reforms. These reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs promote the debtor country's ability to service its external obligations and promote its economic growth and development. The Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by- case basis between debtor nations and their creditors. The Adviser believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment.

Brady Bonds have recently been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Poland, the Philippines, Uruguay and Venezuela and may be issued by other countries. Over $130 billion in principal amount of Brady Bonds have been issued to date, the largest portion having been issued by Argentina and Brazil. Brady Bonds may involve a high degree of risk, may be in default or present the risk of default. As of January, 1, 1997, the Fund is not aware of the occurrence of any payment defaults on Brady Bonds. Investors should recognize however, that Brady Bonds have been issued only recently, and, accordingly, they do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors. Although Brady Bonds may be collateralized by U.S. Government securities, repayment of principal and interest is not guaranteed by the U.S. Government.

Options on Securities, Securities Indices and Currency. The Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund's obligation under the option,
(ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price, plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in or be prevented from liquidating the underlying securities and could experience losses, including possible decline in the value of the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period, as well as the expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of these securities (plus accrued interest thereon) under such agreements. In addition, the Fund will not borrow money or enter into reverse repurchase agreements except from banks temporarily for extraordinary or emergency purposes (not leveraging or investment) and then in an aggregate amount not in excess of 10% of the value of the Fund's total assets at the time of such borrowing, provided that the Fund will not purchase securities for investment while borrowings equaling 5% or more of the Fund's total assets are outstanding. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. The Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when- issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 30% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restrictions. The Fund may not invest more than 5% of its total assets in warrants or more than 2% of its total assets in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Short Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The Fund's portfolio turnover rate may vary widely from year to year and may be higher than that of many other mutual funds with similar investment objectives. The Fund's portfolio rate is set forth in the "Financial Highlights" in the Prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, the means approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at the meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

         1. Purchases on Margin and Short Sales. Purchase securities on margin or sell short, except that the Fund may obtain such short term credits as are necessary for the clearance of securities transactions. The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

         2. Borrowing. Borrow money, except from banks temporarily for extraordinary or emergency purposes (not for leveraging or investment) and then in an aggregate amount not in excess of 10% of the value of the Fund's total assets at the time of such borrowing, provided that the Fund will not purchase securities for investment while borrowings equaling 5% or more of the Fund's total assets are outstanding.

         3. Underwriting Securities. Act as an underwriter of securities of other issuers, except to the extent that it may be deemed to act as an underwriter in certain cases when disposing of restricted securities. (See also Restriction 12.)

         4. Senior Securities. Issue senior securities except as appropriate to evidence indebtedness which the Fund is permitted to incur, provided that (i) the purchase and sale of futures contracts or related options, (ii) collateral arrangements with respect to futures contracts, related options, forward foreign currency exchange contracts or other permitted investments of the Fund as described in the Prospectus, including deposits of initial and variation margin, and (iii) the establishment of separate classes of shares of the Fund for providing alternative distribution methods are not considered to be the issuance of senior securities for purposes of this restriction.

         5. Warrants. Invest more than 5% of its total assets in warrants, whether or not the warrants are listed on the New York or American Stock Exchanges, or more than 2% of the value of the total assets of the Fund in warrants which are not listed on those exchanges. Warrants acquired in units or attached to securities are not included in this restriction.

         6. Real Estate. Purchase or sell real estate although the Fund may purchase and sell securities which are secured by real estate, mortgages or interests therein, or issued by companies which invest in real estate or interests therein; provided, however, that the Fund will not purchase real estate limited partnership interests.

         7. Commodities; Commodity Futures; Oil and Gas Exploration and Development Programs. Purchase or sell commodities or commodity futures contracts or interests in oil, gas or other mineral exploration or development programs, except the Fund may engage in such forward foreign currency contracts and/or purchase or sell such futures contracts and options thereon as described in the Prospectus.

         8. Making Loans. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements (subject to Restriction 11) in accordance with its investment objectives and policies and make loans of portfolio securities provided that as a result, no more than 30% of the total assets of the Fund taken at current value would be so loaned.

         9. Industry Concentration. Purchase any securities which would cause more than 25% of the market value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This restriction will apply to obligations of a foreign government unless the SEC permits their exclusion.

Non-fundamental Investment Restrictions. The following restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval:

The Fund may not:

         (a)      Invest more than 15% of its net assets in illiquid securities.

         (b) Acquisition for Control Purposes. Purchase securities of any issuer for the purpose of exercising control or management, except in connection with a merger, consolidation, acquisition or reorganization.

         (c) Joint Trading Accounts. Participate on a joint or joint and several basis in any trading account in securities (except for a joint account with other funds managed by the Adviser for repurchase agreements permitted by the SEC pursuant to an exemptive order).

         (d) Securities of Other Investment Companies. Purchase a security if, as a result (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.


The Fund is also subject to other investment restriction in accordance with federal and state laws. For example, the Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), to an extent inconsistent with the Fund's diversified status under the Investment Company Act of 1940.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees, who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers and Directors of the Adviser or officers and Directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").


                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------

Edward J. Boudreau, Jr. *                Trustee, Chairman and Chief            Chairman, Director and Chief
101 Huntington Avenue                    Executive Officer (1, 2)               Executive Officer, the Adviser;
Boston, MA  02199                                                               Chairman, Director and Chief
October 1944                                                                    Executive Officer, The Berkeley
                                                                                Financial Group, Inc. ("The
                                                                                Berkeley Group"); Chairman and
                                                                                Director, NM Capital Management,
                                                                                Inc. ("NM Capital"), John Hancock
                                                                                Advisers International Limited
                                                                                ("Advisers International") and
                                                                                Sovereign Asset Management
                                                                                Corporation ("SAMCorp"); Chairman,
                                                                                Chief Executive Officer and
                                                                                President, John Hancock Funds, Inc.
                                                                                ("John Hancock Funds"); Chairman,
                                                                                First Signature Bank and Trust
                                                                                Company; Director, John Hancock
                                                                                Insurance Agency, Inc. ("Insurance
                                                                                Agency, Inc."), John Hancock
                                                                                Advisers International (Ireland)
                                                                                Limited ("International Ireland"),
                                                                                John Hancock Capital Corporation
                                                                                and New England/Canada Business
                                                                                Council; Member, Investment Company
                                                                                Institute Board of Governors;
                                                                                Director, Asia Strategic Growth
                                                                                Fund, Inc.; Trustee, Museum of
                                                                                Science; Director, John Hancock
                                                                                Freedom Securities Corporation
                                                                                (until September 1996); Director,
                                                                                John Hancock Signature Services,
                                                                                Inc. ("Signature Services") (until
                                                                                January 1997).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company  Act of 1940.
(1)  Member of the Executive Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.


                                       21

                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------


Dennis S. Aronowitz                      Trustee                                Professor of Law, Emeritus, Boston
1216 Falls Boulevard                                                            University School of Law (as of
Fort Lauderdale, FL  33327                                                      1996); Director, Brookline Bankcorp.
June 1931

Richard P. Chapman, Jr.                  Trustee (1)                            Director, President and Chief
160 Washington Street                                                           Executive Officer of Brookline
Brookline, MA  02147                                                            Bankcorp. (lending); Director,
February 1935                                                                   Lumber Insurance Companies (fire and
                                                                                casualty insurance); Trustee,
                                                                                Northeastern University (education);
                                                                                Director, Depositors Insurance Fund,
                                                                                Inc. (insurance).

William J. Cosgrove                      Trustee                                Vice President, Senior Banker and
20 Buttonwood Place                                                             Senior Credit Officer, Citibank,
Saddle River, NJ  07458                                                         N.A. (retired September 1991);
January 1933                                                                    Executive Vice President, Citadel
                                                                                Group Representatives, Inc.; EVP
                                                                                Resource Evaluation, Inc.
                                                                                (consulting) (until October 1993);
                                                                                Trustee, the Hudson City Savings
                                                                                Bank (since 1995).

-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company  Act of 1940.
(1)  Member of the Executive Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.


                                       22

                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------


Douglas M. Costle                        Trustee (1)                            Director, Chairman and Distinguished
RR2 Box 480                                                                     Senior Fellow, Institute for
Woodstock, VT  05091                                                            Sustainable Communities, Montpelier,
July 1939                                                                       Vermont (since 1991); Dean, Vermont
                                                                                Law School (until 1991); Director,
                                                                                Air and Water Technologies (until
                                                                                1996) (environmental services and
                                                                                equipment), Niagara Mohawk Power
                                                                                Corp. (electric services); Concept
                                                                                Five Technologies (until 1997);
                                                                                Mitretek Systems (governmental
                                                                                consulting services); Conversion
                                                                                Technologies, Inc.; Living
                                                                                Technologies, Inc.


Leland O. Erdahl                         Trustee                                Director of Uranium Resources
8046 Mackenzie Court                                                            Corporation; Hecla Mining Company,
Las Vegas, NV  89129                                                            Canyon Resources Corporation and
December 1928                                                                   Original Sixteen to One Mine, Inc.
                                                                                (1984-1987 and 1991-1998)
                                                                                (management consultant); Vice
                                                                                President, Chief Financial Officer
                                                                                and Director of Amax Gold, Inc.
                                                                                (until 1998); Director, Freeport
                                                                                McMoran Copper & Gold, Inc. (until
                                                                                1997).

-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company  Act of 1940.
(1)  Member of the Executive Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.


                                       23

                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------

Richard A. Farrell                        Trustee                                President of Farrell, Healer & Co.,
The Venture Capital Fund of New England                                          (venture capital management firm)
160 Federal Street                                                               (since 1980);  Prior to 1980,
23rd Floor                                                                       headed the venture capital group at
Boston, MA  02110                                                                Bank of Boston Corporation.
November 1932

Gail D. Fosler                            Trustee                                Senior Vice President and Chief
3054 So. Abingdon Street                                                         Economist, The Conference Board
Arlington, VA  22206                                                             (non-profit economic and business
December 1947                                                                    research); Director, Unisys Corp.;
                                                                                 and H.B. Fuller Company.  Director,
                                                                                 National Bureau of Economic
                                                                                 Research (academic).

William F. Glavin                         Trustee                                President  Emeritus,  Babson College
120 Paget Court - John's Island                                                  (as  of  1997);  Vice  Chairman,  Xerox
Vero  Beach,  FL  32963                                                          Corporation (until June 1989);
March 1932                                                                       Director, Caldor Inc., Reebok, Inc.
                                                                                 (since 1994) and Inco Ltd.

Anne C. Hodsdon *                         Trustee and President (1,2)            President, Chief Operating Officer
101 Huntington Avenue                                                            and Director, the Adviser, The
Boston, MA  02199                                                                Berkeley Group; Director, John
April 1953                                                                       Hancock Funds, Advisers
                                                                                 International, Insurance Agency,
                                                                                 Inc. and International Ireland;
                                                                                 President and Director, SAMCorp.
                                                                                 and NM Capital; Executive Vice
                                                                                 President, the Adviser (until
                                                                                 December 1994); Director, Signature
                                                                                 Services (until January 1997).

-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company  Act of 1940.
(1)  Member of the Executive Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.


                                       24

                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------

Dr. John A. Moore                        Trustee                                President and Chief Executive
Institute for Evaluating Health Risks                                           Officer, Institute for Evaluating
1629 K Street NW                                                                Health Risks, (nonprofit
Suite 402                                                                       institution) (since September 1989).
Washington, DC  20006-1602
February 1939

Patti McGill Peterson                    Trustee                                Executive Director, Council for
CIES                                                                            International Exchange of Scholars
3007 Tilden Street, N.W.                                                        (since January 1998), Vice
Washington, D.C.  20008                                                         President, Institute of
May 1943                                                                        International Education (since
                                                                                January 1998); Cornell Institute of
                                                                                Public Affairs, Cornell University
                                                                                (until December 1997); President
                                                                                Emerita of Wells College and St.
                                                                                Lawrence University; Director,
                                                                                Niagara Mohawk Power Corporation
                                                                                (electric utility).



John W. Pratt                            Trustee                                Professor of Business Administration
2 Gray Gardens East                                                             Emeritus, Harvard University
Cambridge, MA  02138                                                            Graduate School of Business
September 1931                                                                  Administration (as of June 1998).

-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company  Act of 1940.
(1)  Member of the Executive Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.


                                       25

                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------

Richard S. Scipione *                    Trustee (1)                            General Counsel, John Hancock Life
John Hancock Place                                                              Company; Director, the Adviser,
P.O. Box 111                                                                    Advisers International, John Hancock
Boston, MA  02117                                                               Funds, Signator Investors, Inc.,
August 1937                                                                     Insurance Agency, Inc., John Hancock
                                                                                Subsidiaries, Inc., SAMCorp. and NM
                                                                                Capital; Director, The Berkeley
                                                                                Group; Director, JH Networking
                                                                                Insurance Agency, Inc.; Director,
                                                                                Signature Services (until January
                                                                                1997).

Osbert M. Hood                           Senior Vice President and Chief        Senior Vice President and Chief
101 Huntington Avenue                    Financial Officer                      Financial Officer, the Adviser, the
Boston, MA  02199                                                               Berkeley Group and John Hancock
August 1952                                                                     Funds, Inc.; Vice President and
                                                                                Chief Financial Officer, John
                                                                                Hancock Mutual Life Insurance
                                                                                Company Retail Sector (until 1997).

John A. Morin                            Vice President                         Vice President and Secretary, the
101 Huntington Avenue                                                           Adviser, The Berkeley Group,
Boston, MA  02199                                                               Signature Services and John Hancock
July 1950                                                                       Funds; Secretary, NM Capital and
                                                                                SAMCorp.; Clerk, Insurance Agency,
                                                                                Inc.; Counsel, John Hancock Mutual
                                                                                Life Insurance Company (until
                                                                                February 1996).



-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company  Act of 1940.
(1)  Member of the Executive Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.

                                       26

                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------

Susan S. Newton                          Vice President and Secretary           Vice President, the Adviser; John
101 Huntington Avenue                                                           Hancock Funds, Signature Services
Boston, MA  02199                                                               and The Berkeley Group, NM Capital.
March 1950

James J. Stokowski                       Vice President, Treasurer and Chief    Vice President, the Adviser.
101 Huntington Avenue                    Accounting Officer
Boston, MA  02199
November 1946

-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company  Act of 1940.
(1)  Member of the Executive Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Messrs. Boudreau and Scipione and Ms. Hodsdon, each a non-Independent Trustee, and each of the officers of the Fund are interested persons of the Adviser, are compensated by the Adviser and receive no compensation from the Fund for their services.

                            Aggregate               Total Compensation From the
                            Compensation            Fund and John Hancock Fund
Independent Trustees        From the Fund(1)        Complex to Trustees(2)
--------------------        ----------------        ----------------------

Dennis S. Aronowitz             $  387                    $ 72,000
Richard P. Chapman, Jr.*           401                      75,100
William J. Cosgrove *              387                      72,000
Douglas M. Costle                  402                      75,100
Leland O. Erdahl                   387                      72,000
Richard A. Farrell                 402                      75,100
Gail D. Fosler                     387                      72,000
William F. Glavin *                387                      72,000
Dr. John A. Moore*                 387                      72,000
Patti McGill Peterson              397                      75,100
John W. Pratt                      387                      72,000
Edward J. Spellman                 402                      70,350
                               -------                   ---------
Total                           $4,713                    $874,750

1Compensation is for the fiscal year ended October 31, 1998.

2Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 1998. As of this date, there were sixty-seven funds in the John Hancock Fund Complex, with each of these Independent Trustees serving on thirty-four funds.

*As of December 31, 1998, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Chapman was $81,203, Mr. Cosgrove was $182,174, Mr. Glavin was $248,920 and for Dr. Moore was $166,978 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees.

All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

As of February 5, 1999, the officers and trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of that date, the following shareholders beneficially owned 5% or more of outstanding shares of the Fund:

                                                          Percentage of Total
                                                       Outstanding Shares of the
Name and Address of Shareholder       Class of Shares      Class of the Fund
-------------------------------       ---------------      -----------------

MLPF&S For The Sole Benefit of Its           A                  11.54%
Customers
Attn: Fund Administration 97C86
4800 Deer Lake Drive East 2nd Fl
Jacksonville FLA 32246-6484

MLPF&S For The Sole Benefit of Its           B                  12.84%
Customers
Attn: Fund Administration 97C85
4800 Deer Lake Drive East 2nd Fl
Jacksonville FLA 32246-6484


INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has more than $30 billion in assets under management in its capacity as investment adviser to the Fund and the other mutual funds and publicly traded investment companies in the John Hancock group of funds, having a combined total of over 1,400,000 shareholders. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating from Standard and Poor's and A.M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plans of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit, and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:

       Net Asset Value                                       Annual Rate
       ---------------                                       -----------

       First $500 million                                      0.65%
       Amounts over $500 million                               0.60%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of its average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

For the fiscal years ended October 31, 1996, 1997 and 1998, the Fund paid the Adviser, an investment advisory fee of $640,833, $625,143 and $514,305, respectively.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Advisory Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The continuation of the Advisory Agreement and the Distribution Agreement (discussed below) was approved by all Trustees. The Advisory Agreement and the Distribution Agreement, will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Both Agreements may be terminated on 60 days written notice by any party or by vote of a majority to the outstanding voting securities of the Fund and will terminate automatically if assigned.

Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal year ended October 31, 1996, 1997 and 1998, the Fund paid the Adviser $6,208, $17,692 and $13,182, respectively, for services under this agreement.

In order to avoid conflicts with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares on behalf of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. John Hancock Funds accepts orders for the purchase of the shares of the Fund that are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale. In the case of Class B or Class C shares, the broker receives compensation immediately but John Hancock Funds is compensated on a deferred basis.

Total underwriting commissions for sales of the Fund's Class A shares for the fiscal years ended October 31, 1996, 1997 and 1998 were $127,241, $84,777 and $30,634, respectively. Of such amounts $17,608, $11,040 and $3,492, respectively, retained by John Hancock Funds in 1996, 1997 and 1998. The remainder of the underwriting commissions were reallowed to Selling Brokers.

The Fund's Trustees adopted Distribution Plans with respect to each class of shares (the "Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A shares and 1.00% for Class B and Class C shares of the Fund's average daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse the John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of the John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that the John Hancock Funds is not fully reimbursed for payments or expenses they incur under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of the unreimbursed expenses. The Fund does not treat unreimbursed expenses relating to the Class B/or Class C Plans as a liability of the Fund, because the Trustees may terminate the Class B Plan at any time. For the fiscal year ended October 31, 1998, an aggregate of $2,674,799 of distribution expenses or 14.48% of the average net assets of the Class B shares of the Fund was not reimbursed or recovered by the John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods. Class C shares of the Fund did not commence operations until March 1, 1999; therefore, there are no unreimbursed expenses to report.

The Plans were approved by a majority of the voting securities of the Fund. The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

Pursuant to the Plans, at least quarterly, the John Hancock Funds provide the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only as long as their continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 day's written notice to the John Hancock Funds and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to the Plan. Each Plan provides, that no material amendment to the Plan will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable classes of shares of the Fund.

Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund.

During the fiscal year ended October 31, 1998, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services for the Fund. Class C shares did not commence operations until March 1, 1999; therefore, there are no expenses to report.



                                                       Expense Items
                                                       -------------


                                        Printing and                                                Interest,
                                        Mailing of                               Expenses of        Carrying or
                                        Prospectus to      Compensation to       John               Other
                                        New                Selling               Hancock            Finance
                      Advertising       Shareholders       Brokers               Funds              Charges
                      -----------       ------------       -------               -----              -------
Class A               $21,937           $9,550              $96,136              $44,167            $      0
Class B               $10,003           $4,221              $42,710              $17,730            $141,196

SALES COMPENSATION

As part of their business strategies, each of the John Hancock funds, along with John Hancock Funds, pay compensation to financial services firms that sell the funds' shares. These firms typically pass along a portion of this compensation to your financial representative.

Compensation payments originate from two sources: from sales charges and from 12b-1 fees that are paid out of the funds' assets. The sales charges and 12b-1 fees paid by investors are detailed in the prospectus and under "Distribution Contracts" in this Statement of Additional Information. The portions of these expenses that are reallowed to financial services firms are shown on the next page.

Whenever you make an investment in the Fund, the financial services firm receives either a reallowance from the initial sales charge or a commission, as described below. The firm also receives the first year's service fee at this time. Beginning with the second year after an investment is made, the financial services firm receives an annual service fee of 0.25% of its total eligible net assets. This fee is paid quarterly in arrears.

Financial services firms selling large amounts of fund shares may receive extra compensation. This compensation, which John Hancock Funds pays out of its own resources, may include asset retention fees as well as reimbursement for marketing expenses.




                                                          Maximum
                                 Sales charge             Reallowance             First year                Maximum total
                                 Paid by investors        Or commission           Service fee               compensation (1)
Class A investments              (% of offering price)    (% of offering price)   (% of  net investment)    (% of offering price)
-------------------              ---------------------    ---------------------   ----------------------    ---------------------

Up to $99,999                    3.00%                    2.26%                   0.25%                     2.50%
$100,000 - $499,999              2.50%                    2.01%                   0.25%                     2.25%
$500,000 - $999,999              2.00%                    1.51%                   0.25%                     1.75%


Regular investments of
$1 million or more (all funds)
First $1M - $4,999,999           --                       0.75%                   0.25%                     1.00%
Next $1 - $5M above that         --                       0.25%                   0.25%                     0.50% (2)
Next $1 or more above that       --                       0.00%                   0.25%                     0.25% (2)


                                                          Maximum
                                                          Reallowance             First year                Maximum
                                                          Or commission           service fee               total compensation
Class B investments                                       (% of offering price)   (% of net investment)      (% of offering price)
-------------------                                       ---------------------   ---------------------     ----------------------

All amounts                                               2.25%                   0.25%                     2.50%

                                                          Maximum
                                                          Reallowance             First year                Maximum
                                                          Or commission           service fee               Total compensation
Class C investments                                       (% of offering price)   (% of net investment)      (% of offering price)
-------------------                                       ---------------------   ---------------------     ----------------------

All amounts                                               0.75%                   0.25%                     1.00%

(1) Reallowance/commission   percentages   and  service  fee   percentages   are
    calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition.

(2) For Group Investment Program sales, the maximum total compensation for investments of $1 million or more is 1.00% of the offering price (one year CDSC of 1.00% applies for each sale).

CDSC revenues collected by John Hancock Funds may be used to pay commissions when there is no initial sales charge.

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market- maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m. London time (12:00 noon, New York time) on the date of any determination of a Fund's NAV. If quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value.

The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES

Shares of the Fund are offered at a price equal to their net asset value, plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). Share certificates will not be issued unless requested by the shareholder in writing, and then they will only be issued for full shares. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A shares of the Fund are described in the Prospectus. Methods of obtaining a reduced sales charge referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund owned by the investor, or if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Without Sales Charge. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandparents, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew, grandparents and same sex domestic partner) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

o Retirement plans participating in Merrill Lynch servicing programs, if the Plan has more than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

o Retirement plans investing through the PruArray Program sponsored by Prudential Securities.

o Pension plans transferring assets from a John Hancock variable annuity contract to the Fund pursuant to an exemptive application approved by the Securities and Exchange Commission.

o Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed retirement plans with at le100 eligible employees at the inception of the Fund account. Each of these investors may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

             Amount Invested                           CDSC Rate
             ---------------                           ---------

            $1 to $4,999,999                             1.00%
            Next $5 million to $9,999,999                0.50%
            Amounts of $10 million and over              0.25%

Class A shares  may  also be  purchased  without  an  initial  sales  charge  in
connection  with  certain  liquidation,   merger  or  acquisition   transactions
involving other investment companies or personal holding companies.

Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount being invested but also the investor's purchase price or current account value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. Retirement plan investors may include the value of Class B shares if Class B shares held are greater than $1 million. Retirement plans must notify Signature Services to utilize. A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced sales charges also are applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth and Education IRAs, SEP, SARSEP, 401(k), 403(b) (including
TSAs), SIMPLE IRA, SIMPLE 401(k),  Money Purchase Pension,  Profit Sharing,  and
Section 457 plans. An individual's non-qualified and qualified retirement plan investments cannot be combined to satisfy LOI of 48 months. Such an investment (including accumulations and combinations but not including reinvested dividends) must aggregate $50,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 3% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B and Class C shares are purchased at net asset value per share without the imposition of an initial sales charge so the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within four years or one year of purchase, respectively, will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to full-service retirement plans administered by Signature Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining this number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the four-year CDSC redemption period or for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the four-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

   oProceeds of 50 shares redeemed at $12 per shares (50 x 12)         $600.00
   o*Minus Appreciation ($12 - $10) x 100 shares                       (200.00)
   o Minus proceeds of 10 shares not subject to
     CDSC (dividend reinvestment)                                      (120.00)
                                                                       -------
   oAmount subject to CDSC                                             $280.00

   *The appreciation is based on all 100 shares in the lot not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Brokers for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemptions where the proceeds are used to purchase a John Hancock Declaration Variable annuity.

* Redemptions of Class B (but not Class C) shares made under a periodic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A or Class C shares that are subject to a CDSC.)

* Redemptions by retirement plans participating in Merrill Lynch servicing programs, if the Plan has less than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

* Redemptions of Class A or Class C shares by retirement plans that invest through the PruArray Program sponsored by Prudential Securities.

For Retirement Accounts (such as traditional, Roth and Education IRAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code.

*        Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit-Sharing/401(k) Plans), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for some examples.


CDSC Waiver Matrix for Class B and Class C

----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Type of                 401 (a) Plan      403 (b)           457              IRA, IRA          Non-retirement
Distribution            (401 (k), MPP,                                       Rollover
                        PSP)
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Death or Disability     Waived            Waived            Waived           Waived            Waived
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Over 70 1/2             Waived            Waived            Waived           Waived for        12% of account
                                                                             mandatory         value annually
                                                                             distributions     in periodic
                                                                             or 12% of         payments
                                                                             account value
                                                                             annually in
                                                                             periodic
                                                                             payments.
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Between 59 1/2          Waived            Waived            Waived           Waived for Life   12% of account
and 70 1/2                                                                   Expectancy or     value annually
                                                                             12% of account    in periodic
                                                                             value annually    payments
                                                                             in periodic
                                                                             payments.
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Under 59 1/2            Waived for        Waived for        Waived for       Waived for        12% of account
(Class B only)          annuity           annuity           annuity          annuity           value annually
                        payments (72t)    payments (72t)    payments (72t)   payments (72t)    in periodic
                        or 12% of         or 12% of         or 12% of        or 12% of         payments
                        account value     account value     account value    account value
                        annually in       annually in       annually in      annually in
                        periodic          periodic          periodic         periodic
                        payments.         payments.         payments.        payments.
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Loans                   Waived            Waived            N/A              N/A               N/A
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Termination of Plan     Not Waived        Not Waived        Not Waived       Not Waived        N/A
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Hardships               Waived            Waived            Waived           N/A               N/A
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Qualified Domestic      Waived            Waived            Waived           N/A               N/A
Relations Orders
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Termination of          Waived            Waived            Waived           N/A               N/A
Employment Before
Normal Retirement Age
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Return of Excess        Waived            Waived            Waived           Waived            N/A
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock Short-Term Strategic Income Fund and John Hancock Intermediate Maturity Government Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 (except John Hancock Short-Term Strategic Income Fund) for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit of that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any of the other John Hancock funds. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any investment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:

Class A shares are available at net asset value for plans with $3 million in plan assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. If the plan does not meet either of these limits, Class A shares are not available.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares, after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and four other series. The Trustees have also authorized the issuance of three classes of shares of the Fund, designated as Class A, Class B and Class C.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to the classes of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class of shares will be borne exclusively by that class (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. except with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

The Fund, is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% percent non-deductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses.) Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

Foreign  exchange  gains and  losses  realized  by the Fund in  connection  with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to the Fund's investment in stock or securities, possibly including speculative currency positions could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income for each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits or deductions with respect to foreign income taxes or certain other foreign taxes ("qualified foreign taxes"), paid by the Fund, subject to certain provisions and limitations contained in the Code, if the Fund so elects. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the Fund even though not actually received by them, and (ii) treat such respective pro rata portions as foreign taxes paid by them.

If the Fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portions of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year (if any) that the Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country. If the Fund cannot or does not make this election, the Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders, and shareholders will not include these foreign taxes in their income, nor will they be entitled to any tax deductions or credits with respect to such taxes.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities and/or engages in options, futures, or forward transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio. Consequently, subsequent distributions on those shares from such appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata shares of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata shares of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net realized capital loss in any year to offset its net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has $28,893,267 of capital loss carryforwards available to the extent provided by regulations to offset net capital gains. Of these, $16,879,029 expire October 31, 2000, $3,127,414 expire October 31, 2001,
$2,774,082  expire  October 31,  2002,  $5,103,942  expire  October 31, 2003 and
$1,008,800 expire October 31, 2006.

The dividends and distributions from the Fund are generally not expected to qualify for the dividends-received deduction for corporations under the Code.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive rules applicable to certain options, futures, forwards or other transactions may also require the Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

A state income (and possibly local and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Investment in debt obligations that are at risk of or in default presents special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to Federal income or excise tax.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into options, futures, foreign currency positions, and foreign currency forward contracts. Certain payments received by the Fund with respect to loan participations, such as commitment fees or facility fees, may not be treated as qualifying income under the 90% requirement referred to above if they are not properly treated as interest under the Code.

Certain options, futures and forward foreign currency contracts undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long- term or short-term (or, in the case of foreign currency contracts, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognized gain, but not loss, if an option or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of the Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. Certain of these transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their Fund investment is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

For the 30-day period ended October 31, 1998, the annualized yield on Class A and Class B shares of the Fund was 5.83% and 5.30%, respectively. The average annual total returns of the Class A shares of the Fund for the one and five year periods ended October 31, 1998 and since inception on January 3, 1992 were -1.90%, 4.68% and 4.63%, respectively. As of October 31, 1998, the average annual returns for the Fund's Class B shares for the one and five year periods and since inception on December 28, 1990 were -2.26%, 4.61% and 4.78%, respectively. Class C shares commenced operations on March 1, 1999; therefore, there is no yield to report.

The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula:

                                                        6
                           Yield = 2 ( [ ( a - b ) + 1 ] - 1 )
                                          -------
                                            cd

a=       dividends and interest earned during the period.
b=       net expenses accrued during the period.
c= the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.
d= the maximum offering price per share on the last day of the period (NAV where applicable).

While the foregoing formula reflects the standard accounting method for calculating yield, it does not reflect the Fund's actual bookkeeping; as a result, the income reported or paid by the Fund may be different.

Total return is computed by finding the average annual compounded rate of return over the 1 year and life of fund periods that would equate the initial amount invested to the ending redeemable value according to the following formula:


                                         n ________
                                    T = \ / ERV / P - 1

P =      a hypothetical initial investment of $1,000.
T =      average annual total return.
n =      number of years.
ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1 year and life-of-the fund periods.

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of each class, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC applied at the end of the period, respectively. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares or the CDSC on Class B or Class C shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure.

From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper-Mutual Performance Analysis," a monthly publication which tracks net assets, total return, and yield on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire indices.

Performance rankings and ratings reported periodically in national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MORNINGSTAR, STANGER'S and BARRON'S, etc. may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market .

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease Fund performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser pursuant to recommendations made by an investment committee of the Adviser, which consists of officers and directors of the Adviser and its affiliates, and officers and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the officers of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market makers reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

In the U.S. Government securities market, securities are generally traded on a "net" basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and in the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information, and, to a lesser extent, statistical assistance furnished to the Adviser of the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis. While the Adviser's officers will be primarily responsible for the allocation of the Fund's brokerage business, its policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the years ended October 31, 1998, 1997 and 1996, the negotiated brokerage commissions paid on portfolio transactions were $1,477, $0 and $0, respectively.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. During the fiscal year ended October 31, 1998, the Fund did not pay commissions as compensation to any brokers for research services such as industry, economic and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer ("Signator" or "Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through the Affiliated Broker. For the fiscal years ended October 31, 1998, 1997 and 1996, the Fund did not execute any portfolio transactions with the Affiliated Broker.

Signator may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund or determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Broker, has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly-owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services an annual fee of $20.00 for each Class A shareholder account, $22.50 for each Class B shareholder account and $20.50 for each Class C shareholder account, plus certain out-of-pocket expenses. These expenses are aggregated and charged to the Fund and allocated to each class on the basis of their relative net asset values.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Under the custodian agreement, State Street Bank and Trust Company performs custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS

The independent auditors of the Fund are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP audits and renders an opinion on the Fund's annual financial statements and reviews the Fund's annual Federal income tax return.

APPENDIX A

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objective and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). (e.g., short sales, currency contracts, financial futures and options; securities and index options).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., repurchase agreements, securities lending, foreign debt securities, non-investment-grade debt securities, asset-backed securities, mortgage-backed securities, participation interests, financial futures and options; securities and index options, structured securities).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments, and may widen any losses. (e.g., currency trading, foreign debt securities, currency contracts, financial futures and options; securities and index options).

Extension risk The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.(e.g., mortgage-backed securities, structured securities).

Information risk The risk that key information about a security or market is inaccurate or unavailable.(e.g., non-investment-grade debt securities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.(e.g., foreign debt securities, non-investment-grade debt securities, asset-backed securities, mortgage-backed securities, participation interests, financial future and options; securities and index options, structured securities).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g., when-issued securities and forward commitments, currency contracts, financial futures and options; securities and index options, structured securities).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g., short sales, non-investment-grade debt securities, restricted and illiquid securities, mortgage-backed securities, participation interests, currency contracts, financial futures and options; securities and index options, structured securities).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g., short sales, short-term trading, when-issued securities and forward commitments, foreign debt securities, non-investment-grade debt securities, restricted and illiquid securities, financial futures and options; securities and index options, structured securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events.

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g., short sales, when-issued securities and forward commitments, currency contracts, financial futures and options; securities and index options).

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war. (e.g., foreign debt securities).

Prepayment risk The risk that unanticipated prepayments may occur during periods of falling interest rates, reducing the value of mortgage-backed securities. (e.g., mortgage-backed securities, structured securities).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade debt securities, restricted and illiquid securities, participation interests, structured securities)

APPENDIX B

DESCRIPTION OF BOND RATINGS1

Moody's Bond ratings

Bonds. "Bonds which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most likely to impair the fundamentally strong position of such issues.

"Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in 'Aaa' securities.

"Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position, characterizes bonds in this class.

"Bonds which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue. Should no rating be assigned, the reason may be one of the following: (i) an application for rating was not received or accepted; (ii) the issue or issuer belongs to a group of securities that are not rated as a matter of policy; (iii) there is a lack of essential data pertaining to the issue or issuer; or (iv) the issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to- date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Standard & Poor's Bond ratings

"AAA. Debt rated 'AAA' has the highest rating by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA. Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

"A. Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

"BBB. Debt rated 'BBB' is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."

Debt rated "BB," or "B," is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and pay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Unrated. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER RATINGS

Moody's Commercial Paper Ratings

Moody's ratings for commercial paper are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's two highest commercial paper rating categories are as follows:

"P-1 -- 'Prime-1' indicates the highest quality repayment capacity of the rated issues.

"P-2 -- 'Prime-2' indicates that the issuer has a strong capacity for repayment of short- term promissory obligations. Earnings trends and coverage ratios, while sound, will be more subjective to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained."

Standard & Poor's Commercial Paper Ratings

Standard & Poor's commercial paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Standard & Poor's two highest commercial paper rating categories are as follows:

"A-1 -- This designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

"A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1."

FINANCIAL STATEMENTS

The financial statements listed below are included in the Fund's 1998 Annual Report to Shareholder's for the year ended October 31, 1998 (filed electronically on December 30, 1998 accession number 0001010521-98-000410 and are included in and incorporated by reference into Part B of the Registration Statement for John Hancock Short-Term Strategic Income Fund (file no. 811-4630 and 33-4559).

John Hancock Investment Trust III
    John Hancock Short-Term Strategic Income Fund

    Statement of Assets and  Liabilities  as of October 31,  1998.
    Statement of Operations for the year ended October 31, 1998.
    Statement of Changes in Net Asset for the period ended October 31, 1998. Financial Highlights for the period ended October 31, 1998.
    Schedule of  Investments  as of October 31, 1998.
    Notes to Financial Statements.
    Report of Independent Auditors.

                                  ANNUAL REPORT
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                                   Short-Term
                                Strategic Income
                                      Fund

                                OCTOBER 31, 1998


                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                    -----------------------------------------

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                               DENNIS S. ARONOWITZ
                            RICHARD P. CHAPMAN, JR.*
                               WILLIAM J. COSGROVE
                                DOUGLAS M. COSTLE
                                LELAND O. ERDAHL
                               RICHARD A. FARRELL
                                 GAIL D. FOSLER
                                WILLIAM F. GLAVIN
                                 ANNE C. HODSDON
                                DR. JOHN A. MOORE
                              PATTI MCGILL PETERSON
                                 JOHN W. PRATT*
                               RICHARD S. SCIPIONE
                               EDWARD J. SPELLMAN*
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                      President and Chief Operating Officer
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                      Vice President and Compliance Officer

                                    CUSTODIAN
                       STATE STREET BANK AND TRUST COMPANY
                               225 FRANKLIN STREET
                           BOSTON, MASSACHUSETTS 02110

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS
                           PRICEWATERHOUSECOOPERS LLP
                               160 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110

                    -----------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

   An often-used analogy for stock market performance over the short term is a roller coaster. That is because, while long-term history suggests the market's general direction is up, its swings over the short term can be dramatic and, at times, violent. This year, the market has given us several stark examples of this phenomenon. From the new highs set in mid-July, the major indices plunged by 19% through the end of August. It was the worst such fall since 1990. For the first time in a number of years, some bonds and bond mutual funds outperformed stocks and stock mutual funds. Seeking safety in a world of global economic uncertainties, investors everywhere converged on U.S. Treasury bonds and pushed their yields to historic lows.

   Then in early October, the market staged a remarkable rebound that was sparked by the Federal Reserve's two cuts in interest rates. The major indices regained all their previously lost ground and the S&P 500 Stock Index ended October actually up by 15% year-to-date.

--------------------------------------------------------------------------------
[A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

   Investors have been understandably shaken by these dramatic twists and turns, but we are pleased to report that most individual investors did not panic, and we hope that means they've taken our words to heart. Over the long term, markets do not move up or down in a straight line. That's why after watching the market charge ahead almost uninterrupted for so many years, we have been striking a more cautionary stance in this space over the last several months.

   Analysts are still pondering the implications of global turmoil and the potential for slower U.S. economic and corporate earnings growth. While we don't make a practice of opining on what the market will do next, we continue to believe it would be wise for investors to set more realistic expectations. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

   There is no doubt, however, that the market's heightened volatility and recent dramatic moves have been cause for concern. In these uncertain times, it becomes even harder to remember to "stay the course" and stick to your long-term investment plan. But this remains the essential tenet of successful investing. Now could also be a good time to review your asset allocation with your investment professional, keeping in mind that the last six months' divergence in performance of stocks and high-quality bonds is a perfect example of why all your eggs shouldn't be in one basket.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

        BY FREDERICK L. CAVANAUGH, JR., ARTHUR N. CALAVRITINOS, CFA, AND
                       ROGER HAMILTON, PORTFOLIO MANAGERS

                             John Hancock Short-Term
                             Strategic Income Fund

          Treasuries rally in the face of Latin American, Asian turmoil

Recently, a management team composed of Frederick Cavanaugh, Arthur Calavritinos and Roger Hamilton assumed leadership of John Hancock Short-Term Strategic Income Fund. Mr. Cavanaugh, senior vice president, has been in the investment business since 1973. Messrs. Calavritinos and Hamilton, vice presidents, have been in the investment business since 1986 and 1980, respectively.

Strong crosscurrents led to widely varying results for the global fixed-income markets over the past 12 months. Asian bonds continued to falter, plagued by a worsening economic meltdown in that region and Japan's inability to make much-needed structural and banking reforms. Like falling dominoes, Latin American bonds suffered along with their emerging-market Asian counterparts. Some Latin American markets staged a brief rebound in the spring of 1998, as proposed economic and fiscal policy changes helped renew investor confidence. That confidence quickly evaporated in the summer when Brazil, the region's largest economy and the bellwether for Latin America, suffered bruising losses. Unable to make the hoped-for policy changes that would help the region stave off the economic contagion, Brazil suffered from skyrocketing interest rates and concerns that it would devalue its currency. The sell-off of Brazilian debt was accompanied by a similar flight from Mexico and Argentina, and the remainder of Latin America was pulled down along with them. Mexico's currency, for example, declined at a rate not seen since the 1995 peso crisis.

"The primary beneficiary of this widening global turmoil was the U.S. Treasury market."

--------------------------------------------------------------------------------
[A 3" x 2" photo at bottom right side of page of John Hancock Short-Term Strategic Income Fund. Caption below reads "Fund management team members (l-r):
"Lee Crockett, Roger Hamilton, Fred Cavanaugh, Arthur Calavritinos and Carolee Bongiovi."]
--------------------------------------------------------------------------------

Portfolio management team members (l - r): Lee Crockett, Roger Hamilton, Fred Cavanaugh, Arthur Calavritinos and Carolee Bongiovi

================================================================================

              John Hancock Funds - Short-Term Strategic Income Fund

"...we sold some Latin American corporate bonds when brief rallies afforded us relatively attractive opportunities..."

--------------------------------------------------------------------------------
[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into five sections (from top to left): Oil & Gas 2%, Foreign Banks & Finance 4%, Short-Term Investments & Other 7%, Foreign Governments 20% and U.S. Government & Agencies 67 %. A note below the chart reads "As a percentage of net assets on October 31, 1998."]
--------------------------------------------------------------------------------

Compounding the emerging markets' troubles was the near collapse of Russia when it devalued its currency and defaulted on its debt.

   The primary beneficiary of this widening global turmoil was the U.S. Treasury market. Investors headed for the exits in Asia, Latin America, Eastern Europe and even the U.S. stock market and increasingly sought out the safe haven of Treasuries. The renewed interest in these, coupled with two Federal Reserve Board interest rate cuts intended to stem the world markets' growing liquidity problems, drove Treasury yields -- which move in the opposite direction of their prices -- to 30-year lows. Europe surprised many investors by gaining significant ground during the final months of the period even after its bond yields had fallen below U.S. bond yields.

Performance review

For the 12-month period ended October 31, 1998, John Hancock Short-Term Strategic Income Fund's Class A and Class B shares had total returns of 1.17%, and 0.60%, respectively, at net asset value. The Fund's returns lagged the average short-term investment-grade bond fund's return of 6.02%, according to Lipper Analytical Services, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for longer-term performance information.

   The main detractor from the Fund's performance, and the primary reason for our lag relative to our peers, was our investments in emerging-market debt from Latin America. Even though our growing stake in Treasuries proved to be a positive for the Fund, it wasn't enough to totally offset losses we experienced from our investments in Brazilian, Mexican and Argentinian government and corporate bonds.

Credit quality upgrade

Growing uncertainty about the fate of emerging markets prompted us to pare back our holdings in emerging-market regions, first by eliminating our Southeast Asian holdings in late 1997, then by selling some Latin American investments this fall. Over the past several months, for example, we sold some Latin American corporate bonds when brief rallies afforded us relatively attractive opportunities to do so. Unfortunately, a lack of liquidity meant that we weren't able to sell as much as we would have liked. By the end of the period, our emerging-market holdings had declined to 26% of net assets from 44% a year earlier.

   We used the proceeds from our Latin American sales to increase our holdings in

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is U.S. Treasuries followed by an up arrow with the phrase "Inflation worries wane and Fed cuts rates." The second listing is U.K. bonds followed by an up arrow with the phrase "Interest rates drift lower." The third listing is Latin American bonds followed by a down arrow with the phrase "Concerns over fiscal, monetary policies." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

================================================================================

              John Hancock Funds - Short-Term Strategic Income Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended October 31, 1998." The chart is scaled in increments of 2% with 0% at the bottom and 8% at the top. The first bar represents the 1.17% Total return for John Hancock Short-Term Strategic Income Fund Class A. The second bar represents the 0.60% total return for John Hancock Short-Term Strategic Income Fund Class B and the third bar represents the 6.02% total return for Average short-term investment-grade bond fund. A note below the chart reads "Total returns for John Hancock Short-Term Strategic Income Fund are at net asset value with all distributions reinvested. The average short-term investment-grade bond fund is tracked by Lipper Analytical Services, Inc. See the following two pages for historical performance information."]
--------------------------------------------------------------------------------

higher-quality bonds. Most notably, we upped our stake in U.S. government and agency bonds to 67% of net assets at the end of October, from 38% a year ago. During the last several months, we added Canadian government bonds at attractive prices after its government temporarily raised rates to support its currency. Finally, we added a U.K. government bond in anticipation of that country's interest rates moving lower.

Outlook

We believe that high-quality bonds will be the place to be over the near term. Although the worst appears to be behind many emerging markets, we feel that disruptions will continue to occur, although their severity likely will be diminished. Select emerging markets will eventually offer attractive opportunities, but we think that possibility is still quite a way off. Our main concern is Brazil and whether or not it can enact the requisite changes for pulling itself and the rest of the region away from the brink of much more severe problems. So we'll look for opportunities to sell emerging-market holdings during periods of temporary strength, and move more of our holdings into higher-quality bonds. We'll concentrate on countries where we think interest rates will come down, including the United Kingdom and the United States. In the U.S., we expect that the Federal Reserve Board, once worried about inflation, will continue to be accommodative, turning its sights toward keeping the economy growing.

"We believe that high-quality bonds will be the place to be over the near term."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

(1) Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

              John Hancock Funds - Short-Term Strategic Income Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Short-Term Strategic Income Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 3%. Class B performance reflects a maximum contingent deferred sales charge (maximum 3% and declining to 0% over four years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please see your prospectus for a discussion of the risks associated with international investing, including currency and political risks and differences in accounting standards and financial reporting, before you invest or send money.

--------------------------------------------------------------------------------
 CLASS A
--------------------------------------------------------------------------------

For the period ended September 30, 1998
                                                                 SINCE
                                         ONE        FIVE       INCEPTION
                                         YEAR       YEARS      (1/3/92)
                                       --------   ---------  -------------
Cumulative Total Returns                (5.34%)    24.35%       33.94%
Average Annual Total Returns            (5.34%)     4.45%        4.43%

--------------------------------------------------------------------------------
 CLASS B
--------------------------------------------------------------------------------

For the period ended September 30, 1998
                                                                 SINCE
                                         ONE        FIVE       INCEPTION
                                         YEAR       YEARS      (12/28/90)
                                       --------   ---------  -------------
Cumulative Total Returns                (5.76%)    24.05%       41.96%
Average Annual Total Returns            (5.76%)     4.41%        4.62%

--------------------------------------------------------------------------------
 YIELDS
--------------------------------------------------------------------------------

As of October 31, 1998
                                                               SEC 30-DAY
                                                                  YIELD
                                                             --------------
John Hancock Short-Term Strategic Income Fund:
   Class A                                                       5.83%
John Hancock Short-Term Strategic Income Fund:
   Class B                                                       5.30%

================================================================================

              John Hancock Funds - Short-Term Strategic Income Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Short-Term Strategic Income Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Salomon Brothers World Money Market Index-an unmanaged index that is composed of various non-U.S.-currency-denominated bonds, usually with an average maturity of three years or less. Past performance is not indicative of future results.

Line chart with the heading John Hancock Short-Term Strategic Income Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Short-Term Strategic Income Fund on January 3, 1992, before sales charge, and is equal to $14,031 as of October 31, 1998. The second line represents the same hypothetical investment made in the John Hancock Short-Term Strategic Income Fund, after sales charge, and is equal to $13,617 as of October 31, 1998. The third line represents the Salomon Brothers World Money Market Index and is equal to $13,193 as of October 31, 1998.

Line chart with the heading John Hancock Short-Term Strategic Income Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Short-Term Strategic Income Fund on December 28, 1990, before sales charge, and is equal to $14,424 as of October 31, 1998. The second line represents the Salomon Brothers World Money Market Index and is equal to $14,417 as of October 31, 1998.

*No contingent deferred sales charge applicable.

==============================FINANCIAL STATEMENTS==============================

              John Hancock Funds - Short-Term Strategic Income Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1998. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
October 31, 1998
--------------------------------------------------------------------------------
Assets:
  Investments at value - Note C:
   Bonds (cost - $69,120,748) ...............................       $67,531,507
   Common stocks (cost - $583,955) ..........................           549,063
   Short-term investments (cost - $4,938,125)
   - Note A .................................................         4,938,125
                                                                  -------------
                                                                     73,018,695
  Cash ......................................................               414
  Receivable for shares sold ................................            34,767
  Dividends receivable ......................................             7,245
  Interest receivable .......................................         1,490,498
  Other assets ..............................................             5,265
                                                                  -------------
                    Total Assets ............................        74,556,884
                    -----------------------------------------------------------
Liabilities:
  Payable for shares repurchased ............................            16,768
  Payable upon return of securities on loan - Note A ........         3,914,125
  Dividend payable ..........................................            22,780
  Payable for futures variation margin - Note A .............            19,031
  Payable to John Hancock Advisers, Inc.
   and affiliates - Note B ..................................            60,905
  Accounts payable and accrued expenses .....................            75,522
                                                                  -------------
                    Total Liabilities .......................         4,109,131
                    -----------------------------------------------------------
Net Assets:
  Capital paid-in ...........................................       100,991,688
  Accumulated net realized loss on investments and
   foreign currency transactions ............................       (28,786,807)
  Net unrealized depreciation of investments, financial
   futures contracts and foreign currency transactions ......        (1,730,420)
  Distributions in excess of net investment income ..........           (26,708)
                                                                  -------------
                    Net Assets ..............................       $70,447,753
                    ===========================================================
Net Asset Value Per Share:
  (Based on net asset values and shares of
   beneficial interest outstanding - unlimited
   number of shares authorized with no par value)
  Class A - $50,498,114/6,372,297 ...........................             $7.92
  =============================================================================
  Class B - $19,949,639/2,517,428 ...........................             $7.92
  =============================================================================
Maximum Offering Price Per Share*
  Class A - ($7.92 x 103.09%) ...............................             $8.16
  =============================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended October 31, 1998
--------------------------------------------------------------------------------
Investment Income:
  Interest
   (including income on securities loaned of $74,682) .......        $5,769,735
  Dividends .................................................            21,260
                                                                  -------------
                                                                      5,790,995
                                                                  -------------
  Expenses:
   Investment management fee - Note B .......................           514,305
   Distribution and service fee - Note B
     Class A ................................................           171,740
     Class B ................................................           215,862
   Transfer agent fee - Note B ..............................           143,308
   Custodian fee ............................................            55,736
   Auditing fee .............................................            45,068
   Registration and filing fees .............................            24,422
   Financial services fee - Note B ..........................            13,182
   Printing .................................................            12,050
   Miscellaneous ............................................            10,387
   Trustees' fees ...........................................             5,096
   Legal fees ...............................................             1,305
                                                                  -------------
                    Total Expenses ..........................         1,212,461
                    -----------------------------------------------------------
                    Net Investment Income ...................         4,578,534
                    -----------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments and
Foreign Currency Transactions:
  Net realized loss on investments sold .....................          (902,555)
  Net realized loss on foreign currency transactions ........          (106,958)
  Change in net unrealized appreciation/depreciation
   of investments ...........................................        (2,459,653)
  Change in net unrealized appreciation/depreciation
   of financial futures contracts ...........................          (106,460)
  Change in net unrealized appreciation/depreciation
   of foreign currency transactions .........................            19,025
                                                                  -------------
                    Net Realized and Unrealized
                    Loss on Investments, Financial
                    Futures Contracts and Foreign
                    Currency Transactions ...................        (3,556,601)
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ...............        $1,021,933
                    ===========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

              John Hancock Funds - Short-Term Strategic Income Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                        YEAR ENDED OCTOBER 31,
                                                                                                    ----------------------------
                                                                                                        1997            1998
                                                                                                    ------------    ------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment income .....................................................................        $6,688,562      $4,578,534
   Net realized loss on investments sold and foreign currency
     transactions ............................................................................          (217,219)     (1,009,513)
   Change in net unrealized appreciation/depreciation of
     investments, financial futures contracts and foreign
     currency transactions ...................................................................        (1,367,334)     (2,547,088)
                                                                                                    ------------    ------------
     Net Increase in Net Assets Resulting from Operations ....................................         5,104,009       1,021,933
                                                                                                    ------------    ------------
Distributions to Shareholders:
   Distributions from net investment income
     Class A - ($0.5176 and $0.4780 per share, respectively) .................................        (3,698,646)     (3,322,613)
     Class B - ($0.4678 and $0.4230 per share, respectively) .................................        (1,962,894)     (1,126,678)
   Distributions in excess of net investment income
     Class A - ($0.0764 and $0.0015 per share, respectively) .................................          (545,931)        (10,603)
     Class B - ($0.0691 and $0.0014 per share, respectively) .................................          (289,729)         (3,595)
   Distributions from capital paid-in
     Class A - ($0.0175 and $0.0124 per share, respectively) .................................          (125,016)        (85,913)
     Class B - ($0.0158 and $0.0109 per share, respectively) .................................           (66,346)        (29,132)
                                                                                                    ------------    ------------
     Total Distributions to Shareholders .....................................................        (6,688,562)     (4,578,534)
                                                                                                    ------------    ------------
From Fund Share Transactions - Net:* .........................................................        (5,923,514)    (15,963,160)
                                                                                                    ------------    ------------
Net Assets:
   Beginning of period .......................................................................        97,475,581      89,967,514
                                                                                                    ------------    ------------
   End of period (including distributions in excess of net
     investment income of $36,756 and $26,708, respectively) .................................       $89,967,514     $70,447,753
                                                                                                    ============    ============

*Analysis of Fund Share Transactions:

                                                                                        YEAR ENDED OCTOBER 31,
                                                                    ------------------------------------------------------------
                                                                                1997                            1998
                                                                    ----------------------------    ----------------------------
                                                                       SHARES          AMOUNT          SHARES          AMOUNT
                                                                    ------------    ------------    ------------    ------------
CLASS A
   Shares sold ..................................................      4,479,598     $38,000,567       1,724,135     $14,275,885
   Shares issued to shareholders in reinvestment of
     distributions ..............................................        283,851       2,403,553         216,155       1,771,929
                                                                    ------------    ------------    ------------    ------------
                                                                       4,763,449      40,404,120       1,940,290      16,047,814
   Less shares repurchased ......................................     (2,890,921)    (24,502,562)     (3,273,385)    (26,994,702)
                                                                    ------------    ------------    ------------    ------------
   Net increase (decrease) ......................................      1,872,528     $15,901,558      (1,333,095)   ($10,946,888)
                                                                    ============    ============    ============    ============
CLASS B
   Shares sold ..................................................      1,869,770     $15,839,024         937,760      $7,634,236
   Shares issued to shareholders in reinvestment of
     distributions ..............................................        125,322       1,060,356          66,168         542,160
                                                                    ------------    ------------    ------------    ------------
                                                                       1,995,092      16,899,380       1,003,928       8,176,396
   Less shares repurchased ......................................     (4,572,712)    (38,724,452)     (1,606,600)    (13,192,668)
                                                                    ------------    ------------    ------------    ------------
   Net decrease .................................................     (2,577,620)   ($21,825,072)       (602,672)    ($5,016,272)
                                                                    ============    ============    ============    ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The distributions reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, if any, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and redeemed during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

              John Hancock Funds - Short-Term Strategic Income Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                YEAR ENDED OCTOBER 31,
                                                             -------------------------------------------------------------
                                                               1994          1995          1996        1997          1998
                                                             -------       -------       -------     -------       -------
CLASS A
Per Share Operating Performance
   Net Asset Value, Beginning of Period ..................     $9.12         $8.47         $8.41       $8.46         $8.31
                                                             -------       -------       -------     -------       -------
   Net Investment Income .................................      0.76(1)       0.77(1)       0.65        0.61(1)       0.49(1)
   Net Realized and Unrealized Gain (Loss) on Investments,
     Financial Futures Contracts and Foreign Currency
     Transactions ........................................     (0.53)        (0.06)         0.05       (0.15)        (0.39)
                                                             -------       -------       -------     -------       -------
       Total from Investment Operations ..................      0.23          0.71          0.70        0.46          0.10
                                                             -------       -------       -------     -------       -------
   Less Distributions:
   Dividends from Net Investment Income ..................     (0.62)        (0.61)        (0.57)      (0.52)        (0.48)
   Distributions in Excess of Net Investment Income ......     (0.04)           --            --       (0.08)        (0.00)(3)
   Distributions in Excess of Net Realized Gain on
     Investments Sold ....................................     (0.12)           --            --          --            --
   Distributions from Capital Paid-in ....................     (0.10)        (0.16)        (0.08)      (0.01)        (0.01)
                                                             -------       -------       -------     -------       -------
       Total Distributions ...............................     (0.88)        (0.77)        (0.65)      (0.61)        (0.49)
                                                             -------       -------       -------     -------       -------
   Net Asset Value, End of Period ........................     $8.47         $8.41         $8.46       $8.31         $7.92
                                                             =======       =======       =======     =======       =======
   Total Investment Return at Net Asset Value(2) .........      2.64%         8.75%         8.60%       5.55%         1.17%

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ..............   $13,091       $16,997       $49,338     $64,059       $50,498
   Ratio of Expenses to Average Net Assets ...............      1.26%         1.33%         1.48%       1.43%         1.35%
   Ratio of Net Investment Income to Average Net Assets ..      8.71%         9.13%         7.59%       7.22%         5.97%
   Portfolio Turnover Rate ...............................       150%          147%           77%         71%           74%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

              John Hancock Funds - Short-Term Strategic Income Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                YEAR ENDED OCTOBER 31,
                                                             -------------------------------------------------------------
                                                               1994          1995          1996        1997          1998
                                                             -------       -------       -------     -------       -------
CLASS B
Per Share Operating Performance
   Net Asset Value, Beginning of Period ..................     $9.11         $8.46         $8.40       $8.45         $8.30
                                                             -------       -------       -------     -------       -------
   Net Investment Income .................................      0.70(1)       0.70(1)       0.59        0.55(1)       0.44(1)
   Net Realized and Unrealized Gain (Loss) on Investments,
     Financial Futures Contracts and Foreign Currency
     Transactions ........................................     (0.53)        (0.06)         0.05       (0.15)        (0.38)
                                                             -------       -------       -------     -------       -------
       Total from Investment Operations ..................      0.17          0.64          0.64        0.40          0.06
                                                             -------       -------       -------     -------       -------
   Less Distributions:
   Dividends from Net Investment Income ..................     (0.56)        (0.56)        (0.52)      (0.47)        (0.43)
   Distributions in Excess of Net Investment Income ......     (0.04)           --            --       (0.07)        (0.00)(3)
   Distributions in Excess of Net Realized Gain on
     Investments Sold ....................................     (0.12)           --            --          --            --
   Distributions from Capital Paid-in ....................     (0.10)        (0.14)        (0.07)      (0.01)        (0.01)
                                                             -------       -------       -------     -------       -------
       Total Distributions ...............................     (0.82)        (0.70)        (0.59)      (0.55)        (0.44)
                                                             -------       -------       -------     -------       -------
   Net Asset Value, End of Period ........................     $8.46         $8.40         $8.45       $8.30         $7.92
                                                             =======       =======       =======     =======       =======
   Total Investment Return at Net Asset Value(2) .........      1.93%         7.97%         7.89%       4.83%         0.60%

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ..............   $98,390       $84,601       $48.137     $25,908       $19,950
   Ratio of Expenses to Average Net Assets ...............      1.99%         2.07%         2.12%       2.13%         2.02%
   Ratio of Net Investment Income to Average Net Assets ..      8.00%         8.40%         7.07%       6.51%         5.30%
   Portfolio Turnover Rate ...............................       150%          147%           77%         71%           74%

(1) Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) Less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

              John Hancock Funds - Short-Term Strategic Income Fund

Schedule of Investments
October 31, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Short-Term Strategic Income Fund on October 31, 1998. It's divided into three main categories: bonds, common stocks and short-term investments. Bonds and common stocks are further broken down by currency denomination. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                  INTEREST         PAR VALUE          MARKET
ISSUER, DESCRIPTION                                 RATE        (000s OMITTED)#        VALUE
-------------------                                 ----        ---------------        -----
BONDS
British Pound Sterling (1.63%)
  United Kingdom Treasury,
    Bond 12-07-00 ..........................       8.000%             650            $1,145,367
                                                                                    -----------
Canadian Dollar (1.27%)
  Government of Canada,
    Bond Ser VR22 03-01-01 .................       7.500            1,300               893,824
                                                                                    -----------
U.S. Dollar (92.96%)
  Banco Central de Costa Rica,
    (Costa Rica), Floating Rate
      Bond Ser A 05-21-05 ..................       6.568*            $351               347,219
  Banco de Galicia y Buenos
    Aires S.A., (Argentina), Floating
      Rate Note Ser EMTN 04-15-99 ..........       9.048*           1,500             1,470,000
  Companhia Energetica de Minas
    Gerais, (Brazil), Deb Ser REGS
      11-18-04 .............................       9.125              250               198,750
  Empresas ICA Sociedad S.A
    de C.V., (Mexico), Note
      05-30-01 (R) .........................      11.875            1,000               980,000
  Espirito Santo Centrais Eletricas
    S.A., (Brazil), Sr Note
      07-15-07 (R) .........................      10.000              750               442,500
  Federal Home Loan Mortgage Corp.,
    Giant Mtg Part Cert 07-01-12 ...........       7.000            1,624             1,658,169
  Federal National Mortgage Assn.,
    15 Yr Pass Thru Ctf 10-01-12 ...........       7.500            4,511             4,629,153
  Federative Republic of Brazil,
    (Brazil),
    Global Bond 11-05-01 ...................       8.875            2,000             1,810,000
    Variable Rate Bond Ser A
      01-01-01 .............................       6.750*           1,076               947,100
  Financiera Energetica Nacional
    S.A., (Colombia), Deb Ser
      REGS 06-15-06 ........................       9.375            1,000               710,000
  Government of Jamaica, (Jamaica),
    Note 06-10-05 (R) ......................      10.875            1,000               730,000
  Petroleo Brasileiro S.A., (Brazil),
    Floating Rate Note 09-25-00 ............       6.821*           2,000             1,690,000
  Republic of Argentina, (Argentina),
    Floating Rate Bond Ser FRB
      03-31-05 .............................       6.188*           2,820             2,333,550
    Floating Rate Note 07-21-03 ............      10.350*           1,000               820,000
  Republic of Colombia, (Colombia),
    Note 02-15-03 ..........................       7.250              500               405,000
  Republic of Costa Rica, (Costa Rica),
    Deb 05-01-03 (R) .......................       8.000              700               696,500
  Republic of Ecuador, (Ecuador),
    Bond 04-25-02 (R) ......................      11.250              750               600,000
  Republic of Panama, (Panama),
    Floating Rate Note 05-10-02 ............       6.750*           1,692             1,565,421
    Note 02-13-02 ..........................       7.875              375               358,125
  Transportacion Maritima
    Mexicana S.A., (Mexico),
      Note 10-15-00 ........................       8.500              250               215,000
  TV Azteca S.A. de C.V., (Mexico),
    Sr Note Ser A 02-15-04 .................      10.125              500               370,000
  United Mexican States, (Mexico),
    Global Bond 02-06-01 ...................       9.750            1,500             1,530,000
  United States Treasury,
    Note 01-31-99 ..........................       5.875           10,300            10,328,943
    Note 05-15-99 ..........................       6.375           13,000            13,125,970
    Note 11-30-99 ..........................       5.625              500               506,330
    Note 11-15-00 ..........................       5.750            4,900             5,035,534
    Note 11-30-02 ..........................       5.750           11,425            11,989,052
                                                                                    -----------
                                                                                     65,492,316
                                                                                    -----------
                                             TOTAL BONDS
                                      (Cost $69,120,748)           (95.86%)          67,531,507
                                                                   ------           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

              John Hancock Funds - Short-Term Strategic Income Fund

                                                            NUMBER         MARKET
ISSUER, DESCRIPTION                                        OF SHARES        VALUE
-------------------                                        ---------        -----
COMMON STOCKS
U.S. Dollar (0.78%)
  KeySpan Energy Corp. .....................                 8,000         $239,000
  Southern Co. .............................                11,000          310,063
                                                                        -----------
                                                                            549,063
                                                                        -----------
                         TOTAL COMMON STOCKS
                             (Cost $583,955)                 (0.78%)        549,063
                                                           -------      -----------

                                             INTEREST      PAR VALUE
                                               RATE      (OOOS OMITTED)
                                               ----      --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.45%)
    Investment in a joint repurchase
      agreement transaction with
      HSBC Securities, Inc. -
      Dated 10-30-98, due 11-02-98
      (Secured by U.S. Treasury Bonds,
      6.25% thru 8.125%,
      due 11-15-16 thru 11-15-26)
      -- Note A ............................  5.380%        $1,024        1,024,000
                                                                        -----------
Cash Equivalents (5.56%)
    Navigator Securities Lending
       Prime Portfolio** ...................                 3,914        3,914,125
                                                           -------      -----------
                TOTAL SHORT-TERM INVESTMENTS                 (7.01%)      4,938,125
                                                           -------      -----------
                           TOTAL INVESTMENTS               (103.65%)     73,018,695
                                                           -------      -----------
           OTHER ASSETS AND LIABILITIES, NET                 (3.65%)     (2,570,942)
                                                           -------      -----------
                             TOTAL NETASSETS               (100.00%)    $70,447,753
                                                           =======      ===========

NOTES TO SCHEDULE OF INVESTMENTS

  *  Represents rate in effect on October 31, 1998.

 **  Represents investment of security lending collateral - Note A.

  # Par value of non-US$ denominated foreign bonds is expressed in local currency for each country listed.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $3,449,000 or 4.90% of the Fund's net assets as of October 31, 1998.

EMTN=Euro Medium Term Note

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

              John Hancock Funds - Short-Term Strategic Income Fund

Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------

The Fund primarily invests in bonds issued by companies and governments of other countries. The performance of the Fund is closely tied to the economic condition within the countries in which it invests. The concentration of investments by currency denomination for individual securities held by the Fund is shown in the schedule of investments. In addition, concentration of investments can be aggregated by various investment categories. The table below shows the percentages of the Fund's investments at October 31, 1998 assigned to the various investment categories.

                                                                MARKET VALUE
                                                               AS A PERCENTAGE
                                                                  OF FUND'S
INVESTMENT CATEGORIES                                            NET ASSETS
---------------------                                          ---------------
   Banks - Foreign.......................................           2.58%
   Building..............................................           1.39
   Finance...............................................           1.01
   Government - Foreign..................................          19.64
   Government - U.S. ....................................          58.18
   Government - U.S. Agencies............................           8.92
   Media.................................................           0.52
   Oil & Gas.............................................           2.40
   Transport - Ship......................................           0.31
   Utilities - Electric Power............................           0.72
   Utilities - Gas Distribution..........................           0.34
   Utilities - Foreign...................................           0.63
   Short-Term Investments................................           7.01
                                                                  ------
                                        TOTAL INVESTMENTS         103.65%
                                                                  ======

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

              John Hancock Funds - Short-Term Strategic Income Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock Investment Trust III (the "Trust") is a diversified open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of six series: John Hancock Short-Term Strategic Income Fund (the "Fund"), John Hancock Global Fund, John Hancock World Bond Fund, John Hancock Special Opportunities Fund, John Hancock Growth Fund and John Hancock International Fund. The other five series of the Trust are reported in separate financial statements. The investment objective of the Fund is a high level of current income.

   The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. Effective December 8, 1998, the Board of Trustees have authorized the issuance of Class C shares in 1999. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below. The Fund may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

   Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, at October 31, 1998, the Fund has $28,893,267 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gain distribution will be made. The Fund's carryforwards expire as follows: October 31, 2000 -- $16,879,029, October 31, 2001 -- $3,127,414,
October 31, 2002 -- $2,774,082, October 31, 2003 -- $5,103,942 and October 31,
2006 -- $1,008,800.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations,

==========================NOTES TO FINANCIAL STATEMENTS=========================

              John Hancock Funds - Short-Term Strategic Income Fund

which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $800 million, collectively. Interest is charged to each fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the lines of credit, is allocated among the participating funds. The Fund had no borrowing activity for the year ended October 31, 1998.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lenders fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At October 31, 1998, the Fund loaned securities having a market value of $3,832,102 collateralized by cash in the amount of $3,914,125, which was invested in a short-term instrument.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the

==========================NOTES TO FINANCIAL STATEMENTS=========================

              John Hancock Funds - Short-Term Strategic Income Fund

applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

   These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

   At October 31, 1998, there were no open forward foreign currency exchange contracts.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Fund as unrealized gains or losses.

   When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

   For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

   At October 31, 1998, open positions in financial futures contracts were as follows:

                                                        UNREALIZED
EXPIRATION       OPEN CONTRACTS         POSITION       DEPRECIATION
----------       --------------         --------       ------------
DEC 98       21 U.S. TREASURY BONDS       LONG           $106,460
                                                         ========

   At October 31, 1998, the Fund had deposited in a segregated account, $55,000 par value of U.S. Treasury Note, 6.375%, 05-15-99 to cover margin requirements on open financial futures contracts.

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

   The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

   The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

==========================NOTES TO FINANCIAL STATEMENTS=========================

              John Hancock Funds - Short-Term Strategic Income Fund

   Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

   At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

   There were no written option transactions for the year ended October 31, 1998.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.65% of the first $500,000,000 of the Fund's average daily net asset value and (b) 0.60% of the Fund's average daily net asset value in excess of $500,000,000.

   John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser, acted as distributors for shares of the Fund. For the year ended October 31, 1998, net sales charges received with regard to sales of Class A shares amounted to $30,634. Of this amount, $3,492 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $9,842 was paid as sales commissions to unrelated broker-dealers and $17,300 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

   Class B shares which are redeemed within four years of purchase (three years for purchases prior to January 1, 1994) will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 3.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended October 31, 1998, the contingent deferred sales charges paid to JH Funds amounted to $76,062.

   In addition, to reimburse the distibutors for the services they provide as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to the distributors for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse the distibutors for their distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

   The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

   Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover

==========================NOTES TO FINANCIAL STATEMENTS=========================

              John Hancock Funds - Short-Term Strategic Income Fund

the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At October 31, 1998, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $579.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended October 31, 1998, aggregated $18,273,236 and $33,348,003, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies aggregated $36,203,746 and $23,085,785, respectively, during the year ended October 31, 1998.

   The cost of investments owned at October 31, 1998 (including short-term investments) for federal income tax purposes was $74,642,828. Gross unrealized appreciation and depreciation of investments aggregated $843,413 and $2,467,546, respectively, resulting in net unrealized depreciation of $1,624,133.

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 1998, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments and foreign currency transactions of $107,173, an increase in distributions in excess of net investment income of $104,997 and a decrease in capital paid-in of $2,176. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1998. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net realized losses on foreign currency transactions in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.

================================================================================

              John Hancock Funds - Short-Term Strategic Income Fund

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of John Hancock Short-Term Strategic Income Fund and the Trustees of John Hancock Investment Trust III

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Short-Term Strategic Income Fund (the "Fund") (a series of John Hancock Investment Trust III) at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and the significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended October 31, 1998.

   With respect to the distributions paid by the Fund for the fiscal year ended October 31, 1998, 0.4717% of the distributions qualify for the corporate dividends received deduction.

   Shareholders will be mailed a 1998 U.S. Treasury Department Form 1099-DIV in January of 1999. This will reflect the total of all distributions that are taxable for the calendar year 1998.


PricewaterhouseCoopers LLP
Boston, Massachusetts
December 11, 1998

======================================NOTES=====================================

              John Hancock Funds - Short-Term Strategic Income Fund

======================================NOTES=====================================

              John Hancock Funds - Short-Term Strategic Income Fund

======================================NOTES=====================================

              John Hancock Funds - Short-Term Strategic Income Fund

================================================================================

                                                              ----------------
[LOGO] JOHN HANCOCK FUNDS                                         Bulk Rate
       A Global Investment Management Firm                      U.S. Postage
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101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                    Randolph, MA
1-800-225-5291  1-800-554-6713 (TDD)                            Permit No. 75
INTERNET: www.jhancock.com/funds                              ----------------


--------------------------------------------------------------------------------

   This report is for the information of shareholders of the John Hancock Short-Term Strategic Income Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

   [RECYCLE LOGO] Printed on Recycled Paper                          3200A 10/98
                                                                           12/98

[A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads "A Global Investment Management Firm." A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]

SEMIANNUAL REPORT

The latest report from your
Fund's management team

Short-Term Strategic Income Fund

APRIL 30, 1999

TRUSTEES

Edward J. Boudreau, Jr.
Dennis S. Aronowitz*
Stephen L. Brown
Richard P. Chapman, Jr.*
William J. Cosgrove
Douglas M. Costle
Leland O. Erdahl
Richard A. Farrell
Gail D. Fosler
William F. Glavin
Anne C. Hodsdon
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
Richard S. Scipione
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Anne C. Hodsdon
President, Chief Operating Officer,
and Chief Investment Officer
Osbert M. Hood
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803


Chairman's Message

DEAR FELLOW SHAREHOLDERS:

The Year 2000 is fast approaching and people around the world are getting ready to celebrate this historic transition to a new millennium. At John Hancock Funds, we share the excitement, but we aren't popping the champagne corks just yet. Rather, we are staying on the course that we set more than two years ago to ensure that the transition to a new millennium is a smooth one for our shareholders.

As many already know, the Year 2000 has created more than the prospect of New Year's festivities of epic proportions. It has also presented the world with a challenge: making sure that older computers, and any equipment powered by computer chips, can properly read and process the date "00" as 2000, not 1900. Much has been written about how the world will weather the change. Some view it as a non-event, while others see the potential for disruptions. How much disruption, and for how long, depends on whom you talk to.

As a company, we recognize that the Year 2000 ("Y2K") phenomenon is an important issue to be dealt with and we have made it a top priority. Two years ago, John Hancock Funds put a full-time team of experts on the case and established a company-wide program to evaluate all computer applications and to modify or replace those that needed changing.

These modifications and replacements are nearly done, and the tests of all our systems are on schedule for completion by the end of July. The rest of 1999 will be spent testing with our business partners and continuing to participate in industry testing. We have also established additional contingency plans beyond our regular ones to prepare for any challenges that the Year 2000 might present. In the end, John Hancock will spend approximately $90-$95 million to ensure we make a successful transition to the Year 2000.

Throughout 1999, each of our quarterly "Fundamentals" newsletters is featuring articles with more detailed information on Y2K matters of importance to our shareholders. I encourage you to read them, or contact one of our Customer Service Representatives at 1-800-225-5291 for another copy. For your own peace of mind, we also recommend that you save your 1999 statements, especially those you receive between October and December, so that you are able to check them against the first one you receive in 2000. It's a measure of prudence, not panic. Good record keeping is part of good planning.

No one knows how the dawning of the new millennium will unfold. Although we cannot make any ironclad assurances, we are confident that the steps we have taken will provide shareholders with as smooth a transition as possible. Once that occurs, we will happily raise our glasses to toast the New Year, future prosperity and our hopes to serve you well into the 2000's.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

[A 1" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]


BY FREDERICK L. CAVANAUGH, JR. AND  ARTHUR N. CALAVRITINOS, CFA, PORTFOLIO
MANAGERS

John Hancock Short-Term Strategic Income Fund

Investor shift to less defensive bonds
favors emerging markets, hurts Treasuries


[A 3 1/2" x 2 1/2" photo at bottom right side of page of John Hancock Short-Term Strategic Income Fund. Caption below reads "Portfolio management team members (l-r): "Lee Crockett, Roger Hamilton, Fred Cavanaugh and Arthur Calavritinos."]


With the exception of emerging-market bonds, most short-term global bonds struggled during the past six months. U.S. Treasury securities suffered from a dramatic shift in investor sentiment that started after the Federal Reserve in November made the final in a series of three interest-rate cuts. Rather than believing that continued protracted economic weakness and global market turmoil would dampen inflation, investors became increasingly concerned that strong U.S. economic growth and stabilized financial markets would ignite it. Inflation is a bond investor's mortal enemy because it eats away at their fixed income payments. As a result, investors sent Treasury bond yields -- which move in the opposite direction of their prices -- higher by year end.

In early 1999, the pace of U.S. economic growth accelerated and troubled economies overseas appeared more stable. Against this more upbeat world economic view, investors no longer demanded the safety and security of U.S. Treasuries. They began to move instead toward investments with higher yields and better return potential.

"...most
short-term
global bonds
struggled
during the
past six
months."

In February, Fed Chairman Alan Greenspan jolted the fixed-income markets by hinting that the Fed was unlikely to continue to cut interest rates. In response, U.S. Treasury securities suffered their worst one-month losses in almost 18 years. The sell-off weighed on other bonds, but Treasuries suffered the worst damage by far. European bonds performed poorly as interest rates rose in that region early on. These bonds have rallied more recently in response to interest-rate cuts across the Continent.


[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into eight sections (from top to left): U.S. Government & Agencies 40%, REIT 2%, Banking & Finance 6%, Oil & Gas 6%, Telecommunications 6%, Other 7%, Electric Power Utilities 13% and Foreign Governments 20%. A note below the chart reads "As a percentage of net assets on April 30, 1999."]

"...our best
performers
 ...were our
investments in
emerging-
market debt
from Latin
America."

Meanwhile, the more risky emerging-market bonds staged a recovery. Encouraged by Brazil's efforts to hold its economy together this spring, investors increasingly sought bonds issued by that and other Latin American countries, as well as some emerging-market Southeast Asian bonds.

U.S. corporate bonds also regained some of their footing in response to investors' rising confidence in the continued strength of corporate profitability. In addition, investors were attracted by corporate bonds' attractive yield advantage over Treasuries.

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Latin American bonds followed by an up arrow with the phrase "Renewed optimism prompts rebound." The second listing is PECO Energy Transition Trust followed by an up arrow with the phrase "Strong demand for high-quality corporates." The third listing is U.S. Treasuries followed by a down arrow with the phrase "Rising interest rates send prices down." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

Performance and strategy review

For the six-month period ended April 30, 1999, John Hancock Short-Term Strategic Income Fund's Class A and Class B shares posted total returns of 2.71% and 2.38%, respectively, at net asset value. Those returns were better than the average short-term investment-grade bond fund's return of 1.76%, according to Lipper, Inc.1 Class C shares, which were launched on March 1, 1999, returned 1.80% for the first two months of operations. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for longer-term performance information.

Our small positions in Canadian and United Kingdom government bonds performed reasonably well during the past six months in response to falling interest rates in both countries. But our best performers, and the main reason why the Fund outpaced its peers during the past six months, were our investments in emerging-market debt from Latin America. Yield-hungry investors increasingly looked to emerging-market bonds when they exited the U.S. Treasury market. Although emerging-market bonds suffered briefly at the beginning of 1999 when Brazil devalued its currency, they quickly came marching back because of a number of developments. First came the appointment of a new president of the Brazilian Central Bank in early February. Later, interest rates were raised and the country began to seriously address its problems with foreign bankers and the International Monetary Fund. Those actions helped boost the government's credibility. In response, many investors became optimistic that much of the worst of Latin America's problems were behind it. Because we're not convinced that more negative surprises won't come out of that region, we used periods of market strength to scale back our holdings in Latin American bonds.


[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended April 30, 1999." The chart is scaled in increments of 1% with 0% at the bottom and 4% at the top. The first bar represents the 2.71% total return for John Hancock Short-Term Strategic Income Fund Class A. The second bar represents the
2.38% total return for John Hancock Short-Term Strategic Income Fund Class B. The third bar represents the 1.80%* total return for John Hancock Short-Term Strategic Income Fund Class C. The fourth bar represents the 1.76% total return for Average short-term investment-grade bond fund. A note below the chart reads "Total returns for John Hancock Short-Term Strategic Income Fund are at net asset value with all distributions reinvested. The average short-term investment-grade bond fund is tracked by Lipper, Inc. See the following two pages for historical performance information. *From inception March 1, 1999 through April 30, 1999."]


Treasuries shrink, high-yield corporates grow

We also cut back our stake in U.S. Treasury securities in order to add more attractive opportunities elsewhere. By the end of the period, Treasuries made up about 31% of investments, compared to roughly 58% of investments six months earlier. We used the proceeds from our sale of Treasuries to initiate positions in high-quality corporate bonds, which rose to close to 30% of the Fund's net assets by the end of the period. We liked high-quality short-term corporate bonds because they offered attractive yields of about 1.15% more than Treasury securities of comparable maturity. Given those attractive yields -- and anticipating that the yield spread, or differential, between corporate and Treasury issues would narrow -- we added to our holdings in corporate securities. We were rewarded recently when the yield spread did narrow and corporates generally outperformed Treasuries. In choosing corporate bonds, we focused on high-quality names such as PECO Energy Transition Trust. Bonds issued by this Pennsylvania electric company performed quite well after we purchased them in mid-March. Other additions included electric provider Niagara Mohawk Power Corp. and real estate investment trust Mack-Cali Realty.


"In our view,
corporate
bonds
continue
to be
attractive."


Outlook

In our view, corporate bonds continue to be attractive. Even though they have gained ground recently, we don't believe high-quality corporate bonds have yet realized all their potential value. On the other hand, emerging-market bonds may have over stretched what we believe to be their fair value. What's more, we are concerned that there could be more negative developments yet to come in Latin America. So we plan to continue to pare back our stake in Latin American bonds when the market affords us attractive opportunities to do so. We'll likely use the proceeds from any sales toward the purchase of additional corporate bonds. Our outlook calls for slower U.S. economic growth in the second half of 1999, which should keep inflation in check and drive interest rates lower.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

1Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.


A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Short-Term Strategic Income Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 3%. Class B performance reflects a maximum contingent deferred sales charge (maximum 3% and declining to 0% over four years). Class C performance includes a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please see your prospectus for a discussion of the risks associated with international investing, including currency and political risks and differences in accounting standards and financial reporting, before you invest or send money.

CLASS A
For the period ended March 31, 1999
                                                                    SINCE
                                        ONE           FIVE      INCEPTION
                                       YEAR          YEARS        (1/3/92)
                                    -------        -------        -------
Cumulative Total Returns             (2.92%)        28.70%         38.90%
Average Annual Total Returns         (2.92%)         5.18%          4.64%

CLASS B
For the period ended March 31, 1999
                                                                    SINCE
                                        ONE           FIVE      INCEPTION
                                       YEAR          YEARS      (12/28/90)
                                    -------        -------        -------
Cumulative Total Returns             (3.40%)        28.41%         46.73%
Average Annual Total Returns         (3.40%)         5.13%          4.75%

CLASS C
For the period ended March 31, 1999
                                                                    SINCE
                                                                INCEPTION
                                                                  (3/1/99)
                                                                  -------
Cumulative Total Return                                             0.19%
Average Annual Total Return                                         0.19%(1)


YIELDS
As of April 30, 1999
                                                               SEC 30-DAY
                                                                    YIELD
                                                                  -------
John Hancock Short-Term
Strategic Income Fund: Class A                                      4.68%
John Hancock Short-Term
Strategic Income Fund: Class B                                      4.22%
John Hancock Short-Term
Strategic Income Fund: Class C                                      4.09%

Notes to Performance
(1) Not annualized.


WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Short-Term Strategic Income Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Salomon Brothers World Money Market Index -- an unmanaged index that is composed of various non-U.S.-currency-denominated bonds, usually with an average maturity of three years or less. Past performance is not indicative of future results.


Line chart with the heading John Hancock Short-Term Strategic Income Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Short-Term Strategic Income Fund on January 3, 1992, before sales charge, and is equal to $14,411. The second line represents the value of the same hypothetical investment made in the John Hancock Short-Term Strategic Income Fund, after sales charge, and is equal to $13,986 as of April 30, 1999. The third line represents the Salomon Brothers World Money Market Index and is equal to $13,922.

Line chart with the heading John Hancock Short-Term Strategic Income Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Short-Term Strategic Income Fund on December 28, 1990, before sales charge, and is equal to $14,767. The second line represents the Salomon Brothers World Money Market Index and is equal to $14,759.

Line chart with the heading John Hancock Short-Term Strategic Income Fund Class C, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Short-Term Strategic Income Fund on March 1, 1999, before sales charge, and is equal to $10,180 as of April 30, 1999. The second line represents the Salomon Brothers World Money Market Index and is equal to $10,114. The third line represents the value of the same hypothetical investment made in the John Hancock Short-Term Strategic Income Fund, after sales charge, and is equal to $10,080.

*No contingent deferred sales charge applicable.


FINANCIAL STATEMENTS

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on April 30, 1999. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
April 30, 1999 (Unaudited)
-----------------------------------------------------------------------
Assets:
Investments at value - Note C:
Bonds (cost - $59,083,772)                                  $58,897,577
Short-term investments (cost - $16,200,670)
- Note A                                                     16,200,670
                                                         --------------
                                                             75,098,247
Receivable for investments sold                               5,669,684
Receivable for shares sold                                       43,968
Interest receivable                                             980,819
Other assets                                                      5,266
                                                         --------------
Total Assets                                                 81,797,984
-----------------------------------------------------------------------
Liabilities:
Due to custodian                                              5,668,740
Payable for investments purchased                             1,990,060
Payable for forward foreign currency exchange
contracts sold - Note A                                          73,637
Payable for shares repurchased                                  320,030
Payable upon return of securities on loan
- Note A                                                     10,522,670
Dividend payable                                                  8,845
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                          45,812
Accounts payable and accrued expenses                            44,955
                                                         --------------
Total Liabilities                                            18,674,749
-----------------------------------------------------------------------
Net Assets:
Capital paid-in                                              93,776,810
Accumulated net realized loss on investments, financial
futures contracts and foreign currency
transactions                                                (30,367,804)
Net unrealized depreciation of investments and
foreign currency transactions                                  (259,063)
Distributions in excess of net investment
income                                                          (26,708)
                                                         --------------
Net Assets                                                  $63,123,235
=======================================================================
Net Asset Value Per Share:
(Based on net asset values and shares of beneficial
interest outstanding - unlimited number of shares
authorized with no par value)
Class A - $46,344,967/5,860,749                                   $7.91
=======================================================================
Class B - $16,726,128/2,115,098                                   $7.91
=======================================================================
Class C * - $52,140/6,596                                         $7.91
=======================================================================
Maximum Offering Price Per Share**
Class A - ($7.91 x 103.09%)                                       $8.15
=======================================================================

*  Class C shares commenced operations on March 1, 1999.

** On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.


The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended April 30, 1999 (Unaudited)
-----------------------------------------------------------------------
Investment Income:
Dividends                                                        $7,245
Interest (including income on
securities loaned of $33,895)                                 2,293,768
                                                         --------------
                                                              2,301,013
                                                         --------------
Expenses:
Investment management fee - Note B                              214,928
Distribution and service fee - Note B
Class A                                                          72,191
Class B                                                          84,681
Class C                                                              28
Transfer agent fee - Note B                                      56,677
Custodian fee                                                    30,063
Auditing fee                                                     20,040
Registration and filing fees                                      8,508
Printing                                                          6,366
Financial services fee - Note B                                   4,765
Trustees' fees                                                    1,477
Miscellaneous                                                        79
Legal                                                                50
                                                         --------------
Total Expenses                                                  499,853
-----------------------------------------------------------------------
Net Investment Income                                         1,801,160
-----------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments,
Financial Futures Contracts and Foreign Currency
Transactions:
Net realized loss on investments sold                        (1,180,036)
Net realized loss on financial futures
contracts                                                      (381,723)
Net realized loss on foreign currency
transactions                                                    (19,238)
Change in net unrealized appreciation/depreciation
of investments                                                1,437,938
Change in net unrealized appreciation/depreciation
of financial futures contracts                                  106,460
Change in net unrealized appreciation/depreciation
of foreign currency transactions                                (73,041)
                                                         --------------
Net Realized and Unrealized
Loss on Investments, Financial
Futures Contracts and Foreign
Currency Transactions                                          (109,640)
-----------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                                    $1,691,520
=======================================================================

See notes to financial statements.



Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------
                                                                               SIX MONTHS ENDED
                                                                 YEAR ENDED     APRIL 30, 1999
                                                              OCTOBER 31, 1998   (UNAUDITED)
                                                               --------------   --------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                              $4,578,534       $1,801,160
Net realized loss on investments sold,
financial futures contracts and foreign
currency transactions                                              (1,009,513)      (1,580,997)
Change in net unrealized
appreciation/depreciation of investments
and foreign currency transactions                                  (2,547,088)       1,471,357
                                                               --------------   --------------
Net Increase in Net Assets Resulting from
Operations                                                          1,021,933        1,691,520
                                                               --------------   --------------
Distributions to Shareholders:
Distributions from net investment income
Class A - ($0.4780 and $0.2213 per share,
respectively)                                                      (3,322,613)      (1,352,621)
Class B - ($0.4230 and $0.1960 per share,
respectively)                                                      (1,126,678)        (448,421)
Class C ** - (none and $0.0509 per share,
respectively)                                                              --             (118)
Distributions in excess of net investment income
Class A - ($0.0015 and none per share,
respectively)                                                         (10,603)              --
Class B - ($0.0014 and none per share,
respectively)                                                          (3,595)              --
Distributions from capital paid-in
Class A - ($0.0124 and none per share,
respectively)                                                         (85,913)              --
Class B - ($0.0109 and none per share,
respectively)                                                         (29,132)              --
                                                               --------------   --------------
Total Distributions to Shareholders                                (4,578,534)      (1,801,160)
                                                               --------------   --------------
From Fund Share Transactions - Net:*                              (15,963,160)      (7,214,878)
                                                               --------------   --------------
Net Assets:
Beginning of period                                                89,967,514       70,447,753
                                                               --------------   --------------
End of period (including distributions in
excess of net investment income of $26,708
and $26,708, respectively)                                        $70,447,753      $63,123,235
                                                               ==============   ==============


Statement of Changes in Net Assets (continued)
--------------------------------------------------------------------------------------------------------------------------------
* Analysis of Fund Share Transactions:
                                                                                                        SIX MONTHS ENDED
                                                                          YEAR ENDED                     APRIL 30, 1999
                                                                       OCTOBER 31, 1998                    (UNAUDITED)
                                                               -------------------------------   -------------------------------
                                                                   SHARES           AMOUNT           SHARES           AMOUNT
                                                               --------------   --------------   --------------   --------------
CLASS A
Shares sold                                                         1,724,135      $14,275,885          473,226       $3,757,908
Shares issued to shareholders in
reinvestment of distributions                                         216,155        1,771,929           87,663          695,893
                                                               --------------   --------------   --------------   --------------
                                                                    1,940,290       16,047,814          560,889        4,453,801
Less shares repurchased                                            (3,273,385)     (26,994,702)      (1,072,437)      (8,516,120)
                                                               --------------   --------------   --------------   --------------
Net decrease                                                       (1,333,095)    ($10,946,888)        (511,548)     ($4,062,319)
                                                               ==============   ==============   ==============   ==============
CLASS B
Shares sold                                                           937,760       $7,634,236          291,229       $2,303,518
Shares issued to shareholders in
reinvestment of distributions                                          66,168          542,160           26,619          210,884
                                                               --------------   --------------   --------------   --------------
                                                                    1,003,928        8,176,396          317,848        2,514,402
Less shares repurchased                                            (1,606,600)     (13,192,668)        (720,178)      (5,719,125)
                                                               --------------   --------------   --------------   --------------
Net decrease                                                         (602,672)     ($5,016,272)        (402,330)     ($3,204,723)
                                                               ==============   ==============   ==============   ==============
CLASS C **
Shares sold                                                                --               --            6,582          $52,055
Shares issued to shareholders in
reinvestment of distributions                                              --               --               14              109
                                                               --------------   --------------   --------------   --------------
Net increase                                                               --               --            6,596          $52,164
                                                               ==============   ==============   ==============   ==============

** Class C shares commenced operations on March 1, 1999.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The distributions reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, if any, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

See notes to financial statements.




Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
----------------------------------------------------------------------------------------------------------------------

                                                               YEAR ENDED OCTOBER 31,                     SIX MONTHS ENDED
                                        ----------------------------------------------------------------   APRIL 30, 1999
                                          1994          1995          1996          1997          1998       (UNAUDITED)
                                        --------      --------      --------      --------      --------      --------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of
Period                                     $9.12         $8.47         $8.41         $8.46         $8.31         $7.92
                                        --------      --------      --------      --------      --------      --------
Net Investment Income                       0.76(1)       0.77(1)       0.65          0.61(1)       0.49(1)       0.22(1)
Net Realized and Unrealized
Gain (Loss) on Investments,
Financial Futures Contracts
and Foreign Currency
Transactions                               (0.53)        (0.06)         0.05         (0.15)        (0.39)        (0.01)
                                        --------      --------      --------      --------      --------      --------
Total from Investment
Operations                                  0.23          0.71          0.70          0.46          0.10          0.21
                                        --------      --------      --------      --------      --------      --------
Less Distributions:
Dividends from Net Investment
Income                                     (0.62)        (0.61)        (0.57)        (0.52)        (0.48)        (0.22)
Distributions in Excess of Net
Investment Income                          (0.04)           --            --         (0.08)        (0.00)(3)        --
Distributions in Excess of Net
Realized Gain on Investments
Sold                                       (0.12)           --            --            --            --            --
Distributions from Capital
Paid-in                                    (0.10)        (0.16)        (0.08)        (0.01)        (0.01)           --
                                        --------      --------      --------      --------      --------      --------
Total Distributions                        (0.88)        (0.77)        (0.65)        (0.61)        (0.49)        (0.22)
                                        --------      --------      --------      --------      --------      --------
Net Asset Value, End of Period             $8.47         $8.41         $8.46         $8.31         $7.92         $7.91
                                        ========      ========      ========      ========      ========      ========
Total Investment Return at Net
Asset Value(2)                              2.64%         8.75%         8.60%         5.55%         1.17%         2.71%(4)

Ratios and Supplemental Data
Net Assets, End of Period (000s
omitted)                                 $13,091       $16,997       $49,338       $64,059       $50,498       $46,345
Ratio of Expenses to Average
Net Assets                                  1.26%         1.33%         1.48%         1.43%         1.35%         1.34%(5)
Ratio of Net Investment Income
to Average Net Assets                       8.71%         9.13%         7.59%         7.22%         5.97%         5.62%(5)
Portfolio Turnover Rate                      150%          147%           77%           71%           74%           71%


Financial Highlights (continued)
----------------------------------------------------------------------------------------------------------------------

                                                              YEAR ENDED OCTOBER 31,
--------------------------------------------------------------------------------------------------------  APRIL 30, 1999
                                          1994          1995          1996          1997          1998      (UNAUDITED)
                                        --------      --------      --------      --------      --------      --------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of
Period                                     $9.11         $8.46         $8.40         $8.45         $8.30         $7.92
                                        --------      --------      --------      --------      --------      --------
Net Investment Income                       0.70(1)       0.70(1)       0.59          0.55(1)       0.44(1)       0.20(1)
Net Realized and Unrealized
Gain (Loss) on Investments,
Financial Futures Contracts
and Foreign Currency
Transactions                               (0.53)        (0.06)         0.05         (0.15)        (0.38)        (0.01)
                                        --------      --------      --------      --------      --------      --------
Total from Investment
Operations                                  0.17          0.64          0.64          0.40          0.06          0.19
                                        --------      --------      --------      --------      --------      --------
Less Distributions:
Dividends from Net Investment
Income                                     (0.56)        (0.56)        (0.52)        (0.47)        (0.43)        (0.20)
Distributions in Excess of Net
Investment Income                          (0.04)           --            --         (0.07)        (0.00)(3)        --
Distributions in Excess of Net
Realized Gain on Investments
Sold                                       (0.12)           --            --            --            --            --
Distributions from Capital
Paid-in                                    (0.10)        (0.14)        (0.07)        (0.01)        (0.01)           --
                                        --------      --------      --------      --------      --------      --------
Total Distributions                        (0.82)        (0.70)        (0.59)        (0.55)        (0.44)        (0.20)
                                        --------      --------      --------      --------      --------      --------
Net Asset Value, End of Period             $8.46         $8.40         $8.45         $8.30         $7.92         $7.91
                                        ========      ========      ========      ========      ========      ========
Total Investment Return at Net
Asset Value(2)                              1.93%         7.97%         7.89%         4.83%         0.60%         2.38%(4)

Ratios and Supplemental Data
Net Assets, End of Period (000s
omitted)                                 $98,390       $84,601       $48,137       $25,908       $19,950       $16,726
Ratio of Expenses to Average
Net Assets                                  1.99%         2.07%         2.12%         2.13%         2.02%         1.98(5)
Ratio of Net Investment Income
to Average Net Assets                       8.00%         8.40%         7.07%         6.51%         5.30%         4.98(5)
Portfolio Turnover Rate                      150%          147%           77%           71%           74%           71%


Financial Highlights (continued)
-------------------------------------------------------------------------------------------------------------------------------
                                     FOR THE PERIOD
                                   FROM MARCH 1, 1999
                                     (COMMENCEMENT OF
                                       OPERATIONS)
                                    TO APRIL 30, 1999
                                       (UNAUDITED)
                                       ----------
CLASS C
Per Share Operating Performance
Net Asset Value, Beginning of
Period                                     $7.82
                                        --------
Net Investment Income(1)                    0.05
Net Realized and Unrealized
Gain on Investments, Financial
Futures Contracts and Foreign
Currency Transactions                       0.09
                                        --------
Total from Investment
Operations                                  0.14
                                        --------
Less Distributions:
Dividends from Net Investment
Income                                     (0.05)
                                        --------
Net Asset Value, End of Period             $7.91
                                        ========
Total Investment Return at Net
Asset Value(2)                              1.80%(4)

Ratios and Supplemental Data
Net Assets, End of Period (000s
omitted)                                     $52
Ratio of Expenses to Average
Net Assets                                  2.04%(5)
Ratio of Net Investment Income
to Average Net Assets                       4.16%(5)
Portfolio Turnover Rate                       71%

(1) Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) Less than $0.01 per share.
(4) Not annualized.
(5) Annualized.


The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period.
Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.




Schedule of Investments
April 30, 1999 (Unaudited)
-----------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Short-Term
Strategic Income Fund on April 30, 1999. It's divided into two main categories: bonds and short-term investments. Bonds are further broken down by currency denomination. Short-term investments, which represent the Fund's "cash" position, are listed last.


                                                          INTEREST   PAR VALUE        MARKET
ISSUER, DESCRIPTION                                         RATE   (000s OMITTED)#     VALUE
---------------------------------------                   -------- --------------  -------------
BONDS
British Pound Sterling (3.48%)
United Kingdom of Great Britain
Treasury,
Bond 12-07-00                                               8.000%           650     $1,091,873
Bond 06-07-02                                               7.000            650      1,105,466
                                                                                 --------------
                                                                                      2,197,339
                                                                                 --------------
Canadian Dollar (5.07%)
Government of Canada,
Bond Ser VR22 03-01-01                                      7.500          3,000      2,153,350
Bond Ser WE00 09-01-02                                      5.500          1,500      1,045,299
                                                                                 --------------
                                                                                      3,198,649
                                                                                 --------------
U.S. Dollar (84.76%)
AT&T Corp.,
Note 03-15-04                                               5.625         $2,000      1,990,540
Banco Central de Costa Rica,
(Costa Rica), Floating Rate
Bond Ser A 05-21-05                                         5.868*           173        164,318
Banco de Galicia y Buenos Aires
S.A. de C.V., (Argentina), Med
Term Note 12-15-00 (R)                                     10.000          1,500      1,533,750
Calpine Corp.,
Sr Note 02-01-04                                            9.250          2,000      2,060,000
Cinergy Corp.,
Deb 04-15-04 (R)                                            6.125            500        499,450
CMS Panhandle Holding Co.,
Sr Note 03-15-04 (R)                                        6.125          2,000      1,990,000
Connecticut Light & Power Co./
West Mass Electric,
Sec Note 06-05-03 (R)                                       8.590          2,300      2,350,140
Conoco, Inc.,
Sr Note 04-15-04                                            5.900          2,000      1,985,600
Federal Home Loan Mortgage Corp.,
Giant Mtg Part Cert 07-01-12                                7.000          1,337      1,366,566
Federal National Mortgage Assn.,
15 Yr Pass Thru Ctf 10-01-12                                7.500          3,889      4,013,356
Federative Republic of Brazil,
(Brazil), Variable Rate Bond
Ser A 01-01-01                                              6.062*           861        817,950
Government of Jamaica, (Jamaica),
Note 06-10-05 (R)                                          10.875            510        459,000
Mack-Cali Realty, L.P.,
Note 03-15-04                                               7.000          1,000        997,900
Midland Funding Corp. II,
Deb Ser B 07-23-06                                         13.250          1,000      1,231,350
Niagara Mohawk Power Corp.,
Sr Note Ser D 10-01-02                                      7.250          2,000      2,035,080
PECO Energy Transition Trust,
Pass Thru Ctf Ser 1999-A
Class A-2 03-01-02                                          5.630          1,000      1,000,240
PEMEX Finance Ltd., (Cayman
Islands), Note Ser 1A
11-15-03 (R)                                                5.720          1,000        988,910
Regency Centers, L.P.,
Gtd Note 04-01-04                                           7.400            500        493,165
Republic of Argentina, (Argentina),
Floating Rate Bond Ser FRB
03-31-05                                                    5.937*         2,790      2,478,915
Floating Rate Note 07-21-03                                 8.800*         1,000        947,500
Republic of Costa Rica, (Costa
Rica), Deb 05-01-03 (R)                                     8.000            700        682,500
Republic of Panama, (Panama),
Floating Rate Note 05-10-02                                 6.191*         1,481      1,428,989
Note 02-13-02                                               7.875            375        365,625
Sprint Capital Corp,
Gtd Note 05-01-04                                           5.875          2,000      1,980,000
United States Treasury,
Note 11-15-00                                               5.750         10,000     10,098,400
Note 01-31-02                                               4.500          4,500      4,456,395
Note 11-30-02                                               5.750          5,000      5,085,950
                                                                                 --------------
                                                                                     53,501,589
                                                                                 --------------
TOTAL BONDS
(Cost $59,083,772)                                                       (93.31%)    58,897,577
                                                                       --------  --------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (8.99%)
Investment in a joint repurchase
agreement transaction with
SBC Warburg, Inc. - Dated
04-30-99, due 05-03-99
(Secured by U.S.  Treasury
Bonds, 6.875% thru 8.125%
due 05-15-21 thru 08-15-25)
- Note A                                                    4.890%       $5,678      $5,678,000
                                                                                 --------------
Cash Equivalents (16.67%)
Navigator Securities Lending
 Prime Portfolio**                                                       10,523      10,522,670
                                                                       --------  --------------
TOTAL SHORT-TERM INVESTMENTS                                            (25.66%)     16,200,670
                                                                       --------  --------------
TOTAL INVESTMENTS                                                      (118.97%)     75,098,247
                                                                       --------  --------------
OTHER ASSETS AND LIABILITIES, NET                                       (18.97%)    (11,975,012)
                                                                       --------  --------------
TOTAL NET ASSETS                                                       (100.00%)    $63,123,235
                                                                       ========  ==============

*   Represents rate in effect on April 30, 1999.

**  Represents investment of security lending collateral - Note A.

#   Par value of non-US$ denominated foreign bonds is expressed in local currency for each country listed.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933.
    Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $8,503,750 or 13.47% of the Fund's net assets as of April 30, 1999.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.


Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------
The Fund primarily invests in bonds issued by governments and companies of other countries. The performance of the Fund is closely tied to the economic conditions within the countries in which it invests. The concentration of investments by currency denomination for individual securities held by the Fund is shown in the schedule of investments. In addition, concentration of investments can be aggregated by various investment categories. The table below shows the percentages of the Fund's investments at April 30, 1999 assigned to the various investment categories.

                                                         MARKET VALUE
                                                       AS A PERCENTAGE
                                                          OF FUND'S
INVESTMENT CATEGORIES                                     NET ASSETS
--------------------------                               -----------
Banks - Foreign                                              2.69%
Finance                                                      3.52
Government - Foreign                                        19.92
Government - U.S.                                           31.12
Government - U.S. Agencies                                   8.52
Oil & Gas                                                    6.30
REIT                                                         2.36
Telecommunications                                           6.29
Utilities - Electric Power                                  12.59
Short-Term Investments                                      25.66
                                                       -----------
TOTAL INVESTMENTS                                          118.97%
                                                       ===========


NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Investment Trust III (the "Trust") is a diversified open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of five series: John Hancock Short-Term Strategic Income Fund (the "Fund"), John Hancock Global Fund, John Hancock Mid Cap Growth Fund, John Hancock Large Cap Growth Fund and John Hancock International Fund. Prior to June 1, 1999, John Hancock Mid Cap Growth Fund was known as John Hancock Special Opportunities Fund and John Hancock Large Cap Growth Fund was known as John Hancock Growth Fund. The other four series of the Trust are reported in separate financial statements. The investment objective of the Fund is a high level of current income.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The Trustees authorized the issuance of Class C shares effective March 1, 1999. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below. The Fund may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, at April 30, 1999, the Fund has $28,893,267 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gain distribution will be made. The Fund's carryforwards expire as follows: October 31, 2000 -- $16,879,029, October 31, 2001 --$3,127,414, October 31, 2002 --
$2,774,082, October 31, 2003 -- $5,103,942 and October 31, 2006 --
$1,008,800.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Effective March 12, 1999, the Fund entered into a syndicated line of credit agreement with various banks, and the agreements previously in effect were terminated. This agreement enables the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity for the period ended April 30, 1999.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lenders fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At April 30, 1999, the Fund loaned securities having a market value of $10,290,763 collateralized by cash in the amount of $10,522,670, which was invested in a short-term instrument.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

At April 30, 1999, open forward foreign currency exchange contracts were as follows:

                                                       UNREALIZED
                  PRINCIPAL AMOUNT     EXPIRATION     APPRECIATION
CURRENCY        COVERED BY CONTRACT       DATE       (DEPRECIATION)
---------       --------------------   -----------   --------------
SELLS

Canadian Dollar     4,729,725            JUNE 99       ($106,826)

Pound Sterling        714,230             MAY 99          13,914

Pound Sterling        708,500            JUNE 99          19,275
                                                      ----------
                                                        ($73,637)
                                                      ==========

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

At April 30, 1999, there were no open positions in financial futures contracts.

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

There were no written option transactions for the period ended April 30, 1999.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.65% of the first $500,000,000 of the Fund's average daily net asset value and (b) 0.60% of the Fund's average daily net asset value in excess of $500,000,000.

John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser, acted as distributors for shares of the Fund. For the period ended April 30, 1999, net sales charges received with regard to sales of Class A shares amounted to $16,948. Of this amount, $2,101 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $11,517 was paid as sales commissions to unrelated broker-dealers and $3,330 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer, formerly known as John Hancock Distributors, Inc. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

Class B shares which are redeemed within four years of purchase (three years for purchases prior to January 1, 1994) will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 3.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended April 30, 1999, the contingent deferred sales charges paid to JH Funds amounted to $20,079.

Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class C shares. For the period ended April 30, 1999, there were no contingent deferred sales charges paid to JH Funds.

In addition, to reimburse the distributors for the services they provide as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to the distributors for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets to reimburse the distributors for their distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At April 30, 1999, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $579.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended April 30, 1999, aggregated $25,096,581 and $12,621,261, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies aggregated $20,547,273 and $41,199,188, respectively, during the period ended April 30, 1999.

The cost of investments owned at April 30, 1999 (including short-term investments) for federal income tax purposes was $75,284,442. Gross unrealized appreciation and depreciation of investments aggregated $271,082 and $457,277, respectively, resulting in net unrealized depreciation of $186,195.

NOTE D -
SUBSEQUENT EVENT

On June 8, 1999, the Trustees voted to recommend that the shareholders approve a tax-free reorganization of the Fund. Under the terms of the reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held on October 13, 1999, the Fund would transfer all of its assets and liabilities to John Hancock Strategic Income Fund ("Strategic Income Fund") in a tax-free exchange for shares of equal value of Strategic Income Fund. Further information regarding the proposed reorganization will be contained in a proxy statement and prospectus which is scheduled to be mailed to shareholders during the last week of August, 1999. Effective at the close of business on June 11, 1999, John Hancock Short-Term Strategic Income Fund was closed to all new accounts.


[THIS PAGE INTENTIONALLY LEFT BLANK]


[THIS PAGE INTENTIONALLY LEFT BLANK]


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This report is for the information of shareholders of the John Hancock
Short-Term Strategic Income Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

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320SA 4/99
      6/99

                                                                       Exhibit C

                       JOHN HANCOCK STRATEGIC INCOME FUND
                NOTES TO PRO-FORMA COMBINED FINANCIAL STATEMENTS
                                  MAY 31, 1999

Pro-forma information is intended to provide shareholders of the John Hancock Strategic Income Fund (JHSIF) and John Hancock Short-Term Strategic Income Fund (JHSTSIF) with information about the impact of the proposed merger by indicating how the merger might have affected information had the merger been consummated as of May 31, 1999. This information is unaudited.

The pro-forma combined statements of assets and liabilities and results of operations as of May 31, 1999, have been prepared to reflect the merger of JHSIF and JHSTSIF after giving effect to pro-forma adjustments described in the notes listed below.

(a) Acquisition by John Hancock Strategic Income Fund of all the assets of John Hancock Short-Term Strategic Income Fund and issuance of John Hancock Strategic Income Fund Class A, Class B and Class C shares in exchange for all of the outstanding Class A, Class B and Class C shares, respectively of John Hancock Short-Term Strategic Income Fund.

(b) The investment advisory fee was adjusted to reflect the application of the fee structure which will be in effect for John Hancock Strategic Income
      Fund: 0.60% of the Fund's first $100 million average daily net asset value; 0.45% of the Fund's next $150 million average daily net asset value; 0.40% of the Fund's next $250 million average daily net asset value; 0.35% of the Fund's next $150 million average daily net asset value and 0.30% of the Fund's average daily net asset value in excess of $650 million.

(c) The 12b-1 fee was adjusted to reflect the application of the fee structure at the maxium rates, which will be in effect for the John Hancock Strategic Income Fund: 0.30% of Class A average daily net assets, 1.00% of Class B average daily net assets and 1.00% of Class C average daily. net assets.

(d) The transfer agent fee for the Class A, Class B and Class C shares is the total of the respective individual Fund's transfer agent fees. The main criteria in determining the transfer agent fees for a specific class is the number of shareholder accounts.

(e) The actual expenses incurred by the John Hancock Strategic Income Fund and John Hancock Short-Term Strategic Income Fund for various expenses included on a pro-forma basis were reduced to reflect the estimated savings arising from the merger.


John Hancock Strategic Income Fund
Pro-forma combined statement of assets and liabilities
For the year ended May 31, 1999

                                                                            John Hancock
                                                        John Hancock         Short-Term
                                                       Strategic Income    Strategic Income                           Pro-Forma
                                                            Fund                Fund             Adjustments          Combined
                                                      ------------------  ------------------  ------------------  ------------------
Assets
  Investments at value                                  $ 1,157,256,682        $ 64,121,434                 $ -     $ 1,221,378,116
  Cash                                                                -                 330                   -                 330
  Receivable for investments sold                                41,952                   -                   -              41,952
  Receivable for foreign currency exchange contracts sold     2,140,226              41,705                   -           2,181,931
  Receivable for shares sold                                  2,421,239              30,852                   -           2,452,091
  Dividends receivable                                           46,825                   -                   -              46,825
  Interest receivable                                        23,063,311             840,621                   -          23,903,932
  Other Assets                                                   61,759               6,223                   -              67,982
                                                      ------------------  ------------------  ------------------  ------------------
              Total Assets                                1,185,031,994          65,041,165                   -       1,250,073,159
                                                      ------------------  ------------------  ------------------  ------------------

Liabilities
  Payable for foreign currency contracts purchased              107,849              75,222                   -             183,071
  Payable for shares repurchased                                700,517              18,886                   -             719,403
  Payable upon return of securities on loan                           -           3,656,140                   -           3,656,140
  Dividend payable                                              421,922               8,517                   -             430,439
  Payable to John Hancock Advisers, Inc, and affiliates         706,007              37,213                   -             743,220
  Accounts payable and accrued expenses                         259,553              14,568                   -             274,121
                                                      ------------------  ------------------  ------------------  ------------------
              Total Liabilities                               2,195,848           3,810,546                   -           6,006,394
                                                      ------------------  ------------------  ------------------  ------------------
                                                                                 61,230,619
Net Assets:
  Capital paid-in                                         1,209,268,846          92,594,877                   -       1,301,863,723
  Accumulated net realized loss on investments, financial
    futures contracts, and foreign currency transactions    (18,528,658)        (30,385,428)                  -         (48,914,086)
  Net unrealized depreciation of investments,
    financial futures contracts and foreign currency
    transactions                                            (17,413,442)           (952,122)                  -         (18,365,564)
  Undistributed net investment income/ distributions
    in excess of net investment income                        9,509,400             (26,708)                  -           9,482,692
                                                      ------------------  ------------------  ------------------  ------------------
              Net Assets                                $ 1,182,836,146        $ 61,230,619                 $ -     $ 1,244,066,765
                                                      ==================  ==================  ==================  ==================

Net Assets:
  Strategic Income
    Class A                                               $ 540,956,470                 $ -        $ 45,472,923 (a)   $ 586,429,393
    Class B                                                 619,445,881                   -          15,699,989 (a)     635,145,870
    Class C                                                  22,433,795                   -              57,707 (a)      22,491,502
  Short-Term Strategic Income
    Class A                                                           -          45,472,923         (45,472,923)(a)               -
    Class B                                                           -          15,699,989         (15,699,989)(a)               -
    Class C                                                           -              57,707             (57,707)(a)               -
                                                      ------------------  ------------------
                                                                                              ==================  ==================
                                                        $ 1,182,836,146        $ 61,230,619                 $ -     $ 1,244,066,765
                                                      ==================  ==================  ==================  ==================

Shares Outstanding:
  Strategic Income
    Class A                                                  72,523,366                   -           6,096,302 (a)      78,619,668
    Class B                                                  83,046,054                   -           2,104,810 (a)      85,150,864
    Class C                                                   3,007,588                   -            7,736.00 (a)       3,015,324
  Short-Term Strategic Income
    Class A                                                           -           5,816,773          (5,816,773)(a)               -
    Class B                                                           -           2,008,232          (2,008,232)(a)               -
    Class C                                                           -               7,382              (7,382)(a)               -
                                                      ------------------  ------------------  ------------------  ------------------

Net Asset Value Per Share:
  Strategic Income
    Class A                                                       $7.46                   -                   -               $7.46
    Class B                                                       $7.46                   -                   -               $7.46
    Class C                                                       $7.46                   -                   -               $7.46
  Short-Term Strategic Income
    Class A                                                           -               $7.82              ($7.82)(a)               -
    Class B                                                           -               $7.82              ($7.82)(a)               -
    Class C                                                           -               $7.82              ($7.82)(a)               -
                                                      ==================  ==================  ==================  ==================

John Hancock Strategic Income Fund                                     Exhibit C
Pro-forma combined statement of operations
For the year ended May 31, 1999

                                                                            John Hancock
                                                      John Hancock           Short-Term
                                                    Strategic Income      Strategic Income
                                                          Fund                  Fund                                    Pro Forma
                                                      May 31, 1999          May 31, 1999          Adjustments            Combined
                                                    ----------------      ----------------       ------------          ------------
Investment Income:
  Interest                                            $ 87,024,342           $ 4,907,059         $         --          $ 91,931,401
  Dividends                                              5,604,746                21,670                   --             5,626,416
                                                      ------------           -----------         ------------          ------------
    Total                                               92,629,088             4,928,729                   --            97,557,817
                                                      ------------           -----------         ------------          ------------
Expenses:
  Investment management fee                              4,078,633               449,281             (241,586) (b)        4,286,328
  Distribution and service fee
    Class A                                              1,537,522               150,760                   --             1,688,282
    Class B                                              5,537,019               181,190                6,978  (c)        5,725,187
    Class C                                                100,017                    70                   --               100,087
  Transfer agent fee (d)                                 1,548,551               105,324                   --             1,653,875
  Custodian fee                                            285,677                54,863              (41,000) (e)          299,540
  Financial services fee                                   157,696                10,181                   --               167,877
  Registration and filing fee                              138,097                32,527               (8,000) (e)          162,624
  Trustees' fee                                             56,501                 3,516                   --                60,017
  Printing                                                  48,373                 9,836               (5,000) (e)           53,209
  Auditing fees                                             43,963                38,881              (37,844) (e)           45,000
  Miscellaneous                                             32,718                 4,553                   --                37,271
  Legal fees                                                10,890                   653                   --                11,543
                                                      ------------           -----------         ------------          ------------
   Total Expenses                                       13,575,657             1,041,635          (326,452.00)           14,290,840
                                                      ------------           -----------         ------------          ------------
   Net Investment Income                                79,053,431             3,887,094           326,452.00            83,266,977
                                                      ------------           -----------         ------------          ------------
Realized and Unrealized Gain (Loss) on
Investments, Financial Futures Contracts,
and Foreign Currency Transactions:
Net realized gain (loss) on investments                  9,187,960            (3,122,160)                  --             6,065,800

Change in net unrealized appreciation
(depreciation) of investments                          (61,150,967)           (1,237,014)                  --           (62,387,981)
                                                      ------------           -----------         ------------          ------------
     Net Realized and Unrealized
     Gain (Loss) on Investments                        (51,963,007)           (4,359,174)                  --           (56,322,180)
                                                      ------------           -----------         ------------          ------------
     Net Increase in Net Assets
     Resulting from Operation                         $ 27,090,424           $  (472,080)        $ 326,452.00          $ 26,944,796
                                                      ============           ===========         ============          ============

             See Notes to Pro-forma Combined Financial Statements.

Schedule of Investments

May 31, 1999

The Schedule of Investments is a complete list of all the securities owned by the Strategic Income fund and the Short-Term Strategic Income fund combined on May 31, 1999.

                                                                                      ------------------------
                                                                                       John Hancock Strategic
                                                                                             Income Fund
                                                                                      ------------------------
                                                                                             PAR VALUE
                                                                             INTEREST          (000's          MARKET
ISSUER, DESCRIPTION                                                            RATE           OMITTED)          VALUE
-------------------                                                            ----          ---------          -----
BONDS
Advertising (0.34%)
Outdoor Systems, Inc.,
  Sr Sub Note 10-15-06                                                        9.375%          $4,000         $4,280,000
                                                                                                         --------------
Aerospace (0.15%)
Jet Equipment Trust,
  Equipment Trust Cert Ser 95B2 08-15-14 (R)                                 10.910            1,500          1,813,650
                                                                                                         --------------
Banks - Foreign (0.12%)
Banco de Galicia y Buenos Aires S.A. de C.V.,
  Med Term Note (Argentina) 12-15-00 (R) (Y)                                 10.000

Banks - United States (0.20%)
CSBI Capital Trust I,
  Sec Co Gtd Bond Ser A, 06-06-27                                            11.750            2,340          2,503,800
                                                                                                         --------------
Beverages (0.52%)
Canandaigua Brands, Inc.,
  Sr Sub Note 03-01-09                                                        8.500            2,300          2,288,500
National Wine & Spirits, Inc.,
  Sr Note 01-15-09 (R)                                                       10.125            4,000          4,140,000
                                                                                                         --------------
                                                                                                              6,428,500
                                                                                                         --------------
Building (0.08%)
Standard Pacific Corp.,
  Sr Note 04-01-09                                                            8.500            1,000            965,000
                                                                                                         --------------
Business Services - Misc (0.45%)
United Rentals, Inc.,
  Sr Sub Note Ser B 08-15-08                                                  8.800            3,900          3,812,250
WESCO International, Inc.,
  Sr Disc Note Ser B, Step Coupon
    (11.125%, 06-01-03) 06-01-08 (A)                                           Zero            2,500          1,800,000
                                                                                                         --------------
                                                                                                              5,612,250
                                                                                                         --------------
Chemicals (0.22%)
General Chemical Industrial Products, Inc.,
  Sr Sub Note 05-01-09 (R)                                                   10.625            1,000          1,010,000
PCI Chemicals Canada Inc.,
  Sec Note (Canada) 10-15-07 (Y)                                              9.250            2,000          1,680,000
                                                                                                         --------------
                                                                                                              2,690,000
                                                                                                         --------------
Computers (1.60%)
Primark Corp.,
  Sr Sub Note 12-15-08                                                        9.250            5,000          4,825,000
PSINet, Inc.,
  Sr Note 11-01-08                                                           11.500            4,900          5,145,000
Unisys Corp.,
  Sr Note 10-15-04                                                           11.750            4,075          4,553,812
Verio, Inc.,
  Sr Note 12-01-08 (R)                                                       11.250            5,100          5,380,500
                                                                                                         --------------
                                                                                                             19,904,312
                                                                                                         --------------
Consumer Products Misc. (0.06%)
Diamond Brands Operating Corp.,
  Sr Sub Note Ser B 04-15-08                                                 10.125            1,000            780,000
                                                                                                         --------------
Containers (0.74%)
Berry Plastics Corp.,
  Sr Sub Note 04-15-04                                                       12.250            4,000          4,220,000
Stone Container Corp.,
  Unit (Sr Sub Deb & Supplemental Int Cert) 04-01-02                         12.250            5,000          5,025,000
                                                                                                         --------------
                                                                                                              9,245,000
                                                                                                         --------------
Diversified Operations (0.74%)
Diamond Holdings Plc,
  Bond (United Kingdom) 02-01-08 #                                           10.000            3,000          5,098,494

                                                              -------------------------                  --------------------
                                                               John Hancock Short-Term
                                                                Strategic Income Fund                     Combined Portfolio
                                                              -------------------------                  --------------------
                                                              PAR VALUE                              PAR VALUE
                                                               (000's           MARKET                 (000's          MARKET
ISSUER, DESCRIPTION                                            OMITTED)          VALUE                OMITTED)          VALUE
-------------------                                           ---------          -----               ---------          -----
BONDS
Advertising (0.34%)
Outdoor Systems, Inc.,
  Sr Sub Note 10-15-06                                                                                 $4,000         $4,280,000
                                                                                                                  --------------
Aerospace (0.15%)
Jet Equipment Trust,
  Equipment Trust Cert Ser 95B2 08-15-14 (R)                                                            1,500          1,813,650
                                                                                                                  --------------
Banks - Foreign (0.12%)
Banco de Galicia y Buenos Aires S.A. de C.V.,
  Med Term Note (Argentina) 12-15-00 (R) (Y)                     1,500          1,526,250               1,500          1,526,250
                                                                              -----------                         --------------
Banks - United States (0.20%)
CSBI Capital Trust I,
  Sec Co Gtd Bond Ser A, 06-06-27                                                                       2,340          2,503,800
                                                                                                                  --------------
Beverages (0.52%)
Canandaigua Brands, Inc.,
  Sr Sub Note 03-01-09                                                                                  2,300          2,288,500
National Wine & Spirits, Inc.,
  Sr Note 01-15-09 (R)                                                                                  4,000          4,140,000
                                                                                                                  --------------
                                                                                                                       6,428,500
                                                                                                                  --------------
Building (0.08%)
Standard Pacific Corp.,
  Sr Note 04-01-09                                                                                      1,000            965,000
                                                                                                                  --------------
Business Services - Misc (0.45%)
United Rentals, Inc.,
  Sr Sub Note Ser B 08-15-08                                                                            3,900          3,812,250
WESCO International, Inc.,
  Sr Disc Note Ser B, Step Coupon
    (11.125%, 06-01-03) 06-01-08 (A)                                                                     2,500          1,800,000
                                                                                                                  --------------
                                                                                                                       5,612,250
                                                                                                                  --------------
Chemicals (0.22%)
General Chemical Industrial Products, Inc.,
  Sr Sub Note 05-01-09 (R)                                                                              1,000          1,010,000
PCI Chemicals Canada Inc.,
  Sec Note (Canada) 10-15-07 (Y)                                                                        2,000          1,680,000
                                                                                                                  --------------
                                                                                                                       2,690,000
                                                                                                                  --------------
Computers (1.60%)
Primark Corp.,
  Sr Sub Note 12-15-08                                                                                  5,000          4,825,000
PSINet, Inc.,
  Sr Note 11-01-08                                                                                      4,900          5,145,000
Unisys Corp.,
  Sr Note 10-15-04                                                                                      4,075          4,553,812
Verio, Inc.,
  Sr Note 12-01-08 (R)                                                                                  5,100          5,380,500
                                                                                                                  --------------
                                                                                                                      19,904,312
                                                                                                                  --------------
Consumer Products Misc. (0.06%)
Diamond Brands Operating Corp.,
  Sr Sub Note Ser B 04-15-08                                                                            1,000            780,000
                                                                                                                  --------------
Containers (0.74%)
Berry Plastics Corp.,
  Sr Sub Note 04-15-04                                                                                  4,000          4,220,000
Stone Container Corp.,
  Unit (Sr Sub Deb & Supplemental Int Cert) 04-01-02                                                    5,000          5,025,000
                                                                                                                  --------------
                                                                                                                       9,245,000
                                                                                                                  --------------
Diversified Operations (0.74%)
Diamond Holdings Plc,
  Bond (United Kingdom) 02-01-08 #                                                                      3,000          5,098,494

Schedule of Investments

May 31, 1999

The Schedule of Investments is a complete list of all the securities owned by the Strategic Income fund and the Short-Term Strategic Income fund combined on May 31, 1999.

                                                                                      ------------------------
                                                                                       John Hancock Strategic
                                                                                             Income Fund
                                                                                      ------------------------
                                                                                             PAR VALUE
                                                                             INTEREST          (000's          MARKET
ISSUER, DESCRIPTION                                                            RATE           OMITTED)          VALUE
-------------------                                                            ----          ---------          -----
Euramax International Plc,
  Sr Sub Note (United Kingdom) 10-01-06 (Y)                                  11.250            4,000          4,160,000
                                                                                                         --------------
                                                                                                              9,258,494
                                                                                                         --------------
Electronics (0.39%)
Communications Instruments, Inc.,
  Sr Sub Note Ser B 09-15-04                                                 10.000            2,900          2,668,000
Viasystems, Inc.,
  Sr Sub Note 06-01-07                                                        9.750            2,500          2,187,500
                                                                                                         --------------
                                                                                                              4,855,500
                                                                                                         --------------
Energy (0.80%)
AEI Resources, Inc./AEI Resources Holdings, Inc.,
  Gtd Note 12-15-05 (R)                                                      10.500            5,000          4,950,000
P & L Coal Holdings Corp.,
  Sr Sub Note Ser B 05-15-08                                                  9.625            5,000          5,000,000
                                                                                                         --------------
                                                                                                              9,950,000
                                                                                                         --------------
Finance (0.47%)
Ford Motor Credit Co.,
  Bond (Deutsche Mark) 06-16-08 #                                             5.250            5,000          2,769,181
Maxxam Group Holdings Inc.,
  Sr Sec Note Ser B 08-01-03                                                 12.000            3,000          3,105,000
                                                                                                         --------------
                                                                                                              5,874,181
                                                                                                         --------------
Food (0.20%)
Agrilink Foods, Inc.,
  Sr Sub Note 11-01-08                                                       11.875            2,400          2,484,000
                                                                                                         --------------
Government - Foreign (15.02%)
Argentina, Republic of,
  Floating Rate Bond Ser FRB (Argentina) 03-31-05 (Y)                         5.9375             930            776,550
  Floating Rate Note (Argentina) 07-21-03 (Y)                                 8.800
Brazil, Federative Republic of,
  Variable Rate Bond Ser A (Brazil) 01-01-01 (Y)                              6.0625             369            346,122
Canada, Government of
  Government Bond (Canada) 03-01-01 #                                         7.500           25,000         17,605,682
  Government Bond (Canada) 09-01-02 #                                         5.500           15,000         10,224,956
  Government Bond (Canada) 12-01-05 #                                         8.750           15,000         12,001,835
Costa Rica, Republic of
  Deb (Costa Rica) 05-01-03 (R) (Y)                                           8.000              225            214,875
France, Republic of,
  Deb (France) 04-25-09 (E)                                                   4.000           31,000         31,679,133
Germany, Federal Republic of,
  Bond Ser 98 (Germany) 01-04-08 (E)                                          5.250            3,532          3,995,285
Panama, Republic of,
  Floating Rate Bond (Panama) 05-10-02 (Y)                                    6.08375
  Note Ser REGS (Panama) 02-13-02 (Y)                                         7.875              300            288,000
South Africa, Republic of
  Note (South Africa) 06-23-17 (Y)                                            8.500            7,400          6,438,000
Spain, Kingdom of,
  Government Bond (Spain) 01-31-08 (E)                                        6.000           20,000         23,265,546
United Kingdom of Great Britain Treasury Gilts,
  Government Bond (United Kingdom) 12-07-00 #                                 8.000            5,500          9,195,567
  Government Bond (United Kingdom) 11-06-01 #                                 7.000            6,000         10,025,755
  Government Bond (United Kingdom) 06-07-02 #                                 7.000           13,000         21,932,984
  Government Bond (United Kingdom) 06-10-03 #                                 8.000            6,000         10,607,753
  Government Bond (United Kingdom) 07-16-07 #                                 8.500            8,000         15,673,861
United Mexican States,
  Global Bond (Mexico) 02-06-01 (Y)                                           9.750            1,000          1,030,000
                                                                                                         --------------
                                                                                                            175,301,904
                                                                                                         --------------
Government - U.S. (27.53%)
United States Treasury,
  Bond 08-15-05                                                               6.500           19,300         20,005,608
  Bond 08-15-05                                                              10.750           15,000         18,815,550
  Bond 02-15-16                                                               9.250           20,300         26,884,711
  Bond 08-15-19                                                               8.125           75,500         92,782,705

                                                                 -------------------------                  --------------------
                                                                  John Hancock Short-Term
                                                                   Strategic Income Fund                     Combined Portfolio
                                                                 -------------------------                  --------------------
                                                                 PAR VALUE                              PAR VALUE
                                                                  (000's           MARKET                 (000's          MARKET
ISSUER, DESCRIPTION                                               OMITTED)          VALUE                OMITTED)          VALUE
-------------------                                              ---------          -----               ---------          -----
Euramax International Plc,
  Sr Sub Note (United Kingdom) 10-01-06 (Y)                                                                4,000          4,160,000
                                                                                                                     --------------
                                                                                                                          9,258,494
                                                                                                                     --------------
Electronics (0.39%)
Communications Instruments, Inc.,
  Sr Sub Note Ser B 09-15-04                                                                               2,900          2,668,000
Viasystems, Inc.,
  Sr Sub Note 06-01-07                                                                                     2,500          2,187,500
                                                                                                                     --------------
                                                                                                                          4,855,500
                                                                                                                     --------------
Energy (0.80%)
AEI Resources, Inc./AEI Resources Holdings, Inc.,
  Gtd Note 12-15-05 (R)                                                                                    5,000          4,950,000
P & L Coal Holdings Corp.,
  Sr Sub Note Ser B 05-15-08                                                                               5,000          5,000,000
                                                                                                                     --------------
                                                                                                                          9,950,000
                                                                                                                     --------------
Finance (0.47%)
Ford Motor Credit Co.,
  Bond (Deutsche Mark) 06-16-08 #                                                                          5,000          2,769,181
Maxxam Group Holdings Inc.,
  Sr Sec Note Ser B 08-01-03                                                                               3,000          3,105,000
                                                                                                                     --------------
                                                                                                                          5,874,181
                                                                                                                     --------------
Food (0.20%)
Agrilink Foods, Inc.,
  Sr Sub Note 11-01-08                                                                                     2,400          2,484,000
                                                                                                                     --------------
Government - Foreign (15.02%)
Argentina, Republic of,
  Floating Rate Bond Ser FRB (Argentina) 03-31-05 (Y)               2,790          2,329,650               3,720          3,106,200
  Floating Rate Note (Argentina) 07-21-03 (Y)                       1,000            905,000               1,000            905,000
Brazil, Federative Republic of,
  Variable Rate Bond Ser A (Brazil) 01-01-01 (Y)                      861            807,618               1,230          1,153,740
Canada, Government of
  Government Bond (Canada) 03-01-01 #                               3,000          2,110,459              28,000         19,716,141
  Government Bond (Canada) 09-01-02 #                               1,500          1,022,336              16,500         11,247,292
  Government Bond (Canada) 12-01-05 #                                                                     15,000         12,001,835
Costa Rica, Republic of
  Deb (Costa Rica) 05-01-03 (R) (Y)                                   700            668,500                 925            883,375
France, Republic of,
  Deb (France) 04-25-09 (E)                                                                               31,000         31,679,133
Germany, Federal Republic of,
  Bond Ser 98 (Germany) 01-04-08 (E)                                                                       3,532          3,995,285
Panama, Republic of,
  Floating Rate Bond (Panama) 05-10-02 (Y)                          1,269          1,218,516               1,269          1,218,516
  Note Ser REGS (Panama) 02-13-02 (Y)                                 375            360,000                 675            648,000
South Africa, Republic of
  Note (South Africa) 06-23-17 (Y)                                                                         7,400          6,438,000
Spain, Kingdom of,
  Government Bond (Spain) 01-31-08 (E)                                                                    20,000         23,265,546
United Kingdom of Great Britain Treasury Gilts,
  Government Bond (United Kingdom) 12-07-00 #                         650          1,086,105               6,150         10,281,672
  Government Bond (United Kingdom) 11-06-01 #                                                              6,000         10,025,755
  Government Bond (United Kingdom) 06-07-02 #                         650          1,096,000              13,650         23,028,984
  Government Bond (United Kingdom) 06-10-03 #                                                              6,000         10,607,753
  Government Bond (United Kingdom) 07-16-07 #                                                              8,000         15,673,861
United Mexican States,
  Global Bond (Mexico) 02-06-01 (Y)                                                                        1,000          1,030,000
                                                                                 -----------                         --------------
                                                                                  11,604,184                            186,906,088
                                                                                 -----------                         --------------
Government - U.S. (27.53%)
United States Treasury,
  Bond 08-15-05                                                                                           19,300         20,005,608
  Bond 08-15-05                                                                                           15,000         18,815,550
  Bond 02-15-16                                                                                           20,300         26,884,711
  Bond 08-15-19                                                                                           75,500         92,782,705

Schedule of Investments

May 31, 1999

The Schedule of Investments is a complete list of all the securities owned by the Strategic Income fund and the Short-Term Strategic Income fund combined on May 31, 1999.

                                                                                     ------------------------
                                                                                       John Hancock Strategic
                                                                                             Income Fund
                                                                                      ------------------------
                                                                                             PAR VALUE
                                                                             INTEREST          (000's          MARKET
ISSUER, DESCRIPTION                                                            RATE           OMITTED)          VALUE
-------------------                                                            ----          ---------          -----
  Bond 08-15-23                                                               6.250           42,215         43,085,473
  Bond 02-15-27                                                               6.625           32,000         34,430,080
  Note 11-15-00                                                               5.750
  Note 01-31-02                                                               4.500
  Note 08-31-02                                                               6.250           42,800         43,575,536
  Note 11-30-02                                                               5.750
  Note 08-15-04                                                               7.250           17,100         18,248,949
  Note 08-15-07                                                               6.125           24,600         25,092,000
                                                                                                         --------------
                                                                                                            322,920,612
                                                                                                         --------------
Government - U.S. Agencies (1.88%)
Federal Home Loan Mortgage Corp.,
  Giant Mtg Part Cert 07-01-12                                                7.000
  REMIC 44-E 11-15-19                                                         9.000              331            338,858
Federal National Mortgage Assn.,
  15 Yr Pass Thru Ctf 10-01-12                                                7.500
  Global Bond (British Pound Sterling) 06-07-02 #                             6.875            5,000          8,321,913
Government National Mortgage Assn.,
  30 Yr Pass Thru Ctf 05-15-26                                                7.500            9,194          9,401,159
                                                                                                         --------------
                                                                                                             18,061,930
                                                                                                         --------------
Leisure (4.90%)
Cinemark USA, Inc.,
  Sr Sub Note Ser B 08-01-08                                                  9.625            4,000          4,095,000
  Sr Sub Note Ser D 08-01-08                                                  9.625            1,000          1,005,000
Coast Hotels and Casinos, Inc.,
  Sr Sub Note 04-01-09 (R)                                                    9.500            2,400          2,328,000
Eldorado Resorts LLC,
  Sr Sub Note 08-15-06                                                       10.500            4,000          4,255,000
Empress Entertainment, Inc.,
  Sr Sub Note 07-01-06                                                        8.125            3,000          3,030,000
Harrah's Operating Co., Inc.,
  Sr Sub Note 12-15-05                                                        7.875            3,650          3,531,375
Hedstrom Corp.,
  Sr Sub Note 06-01-07                                                       10.000            4,000          3,580,000
HMH Properties, Inc.,
  Sr Note Ser B 08-01-08                                                      7.875            7,900          7,307,500
Horseshoe Gaming LLC,
  Sr Sub Note Ser B 06-15-07                                                  9.375            2,500          2,543,750
Isle of Capri Casinos, Inc.,
  Sr Sub Note 04-15-09 (R)                                                    8.750            2,200          2,084,500
Jupiters Ltd.,
  Sr Note (Australia) 03-01-06 (R) (Y)                                        8.500            4,000          3,940,000
Production Resource Group LLC,
  Sr Sub Note 01-15-08                                                       11.500            3,000          3,000,000
Regal Cinemas, Inc.,
  Sr Sub Note 12-15-10                                                        8.875            3,900          3,646,500
SFX Entertainment, Inc.,
  Sr Sub Note Ser B 02-01-08                                                  9.125            5,000          4,950,000
  Sr Sub Note 12-01-08                                                        9.125            2,000          2,000,000
Sun International Hotels Ltd.,
  Gtd Sr Sub Note (Bahamas) 12-15-07 (Y)                                      8.625            2,000          1,980,000
Waterford Gaming LLC,
  Sr Note 03-15-10 (R)                                                        9.500            4,300          4,364,500
William Hill Finance Plc,
  Sr Sub Note (United Kingdom) 04-30-08 #                                    10.625            2,000          3,334,864
                                                                                                         --------------
                                                                                                             60,975,989
                                                                                                         --------------
Machinery (0.56%)
Columbus McKinnon Corp.,
  Sr Sub Note 04-01-08                                                        8.500            5,000          4,900,000
Tokheim Corp.,
  Sr Sub Note (United States) 08-01-08 (E) (R)                               11.375            2,000          2,064,249
                                                                                                         --------------
                                                                                                              6,964,249
                                                                                                         --------------
Manufacturing (0.19%)
Globe Manufacturing Corp.,
  Sr Sub Note 08-01-08                                                       10.000            3,000          2,400,000
                                                                                                         --------------

                                                          -------------------------                  --------------------
                                                           John Hancock Short-Term
                                                            Strategic Income Fund                     Combined Portfolio
                                                          -------------------------                  --------------------
                                                          PAR VALUE                              PAR VALUE
                                                           (000's           MARKET                 (000's          MARKET
ISSUER, DESCRIPTION                                        OMITTED)          VALUE                OMITTED)          VALUE
-------------------                                       ---------          -----               ---------          -----
  Bond 08-15-23                                                                                    42,215         43,085,473
  Bond 02-15-27                                                                                    32,000         34,430,080
  Note 11-15-00                                             10,000         10,054,700              10,000         10,054,700
  Note 01-31-02                                              4,500          4,438,125               4,500          4,438,125
  Note 08-31-02                                                                                    42,800         43,575,536
  Note 11-30-02                                              5,000          5,015,600               5,000          5,015,600
  Note 08-15-04                                                                                    17,100         18,248,949
  Note 08-15-07                                                                                    24,600         25,092,000
                                                                          -----------                         --------------
                                                                           19,508,425                            342,429,037
                                                                          -----------                         --------------
Government - U.S. Agencies (1.88%)
Federal Home Loan Mortgage Corp.,
  Giant Mtg Part Cert 07-01-12                               1,299          1,318,411               1,299          1,318,411
  REMIC 44-E 11-15-19                                                                                 331            338,858
Federal National Mortgage Assn.,
  15 Yr Pass Thru Ctf 10-01-12                               3,852          3,957,054               3,852          3,957,054
  Global Bond (British Pound Sterling) 06-07-02 #                                                   5,000          8,321,913
Government National Mortgage Assn.,
  30 Yr Pass Thru Ctf 05-15-26                                                                      9,194          9,401,159
                                                                          -----------                         --------------
                                                                            5,275,465                             23,337,395
                                                                          -----------                         --------------
Leisure (4.90%)
Cinemark USA, Inc.,
  Sr Sub Note Ser B 08-01-08                                                                        4,000          4,095,000
  Sr Sub Note Ser D 08-01-08                                                                        1,000          1,005,000
Coast Hotels and Casinos, Inc.,
  Sr Sub Note 04-01-09 (R)                                                                          2,400          2,328,000
Eldorado Resorts LLC,
  Sr Sub Note 08-15-06                                                                              4,000          4,255,000
Empress Entertainment, Inc.,
  Sr Sub Note 07-01-06                                                                              3,000          3,030,000
Harrah's Operating Co., Inc.,
  Sr Sub Note 12-15-05                                                                              3,650          3,531,375
Hedstrom Corp.,
  Sr Sub Note 06-01-07                                                                              4,000          3,580,000
HMH Properties, Inc.,
  Sr Note Ser B 08-01-08                                                                            7,900          7,307,500
Horseshoe Gaming LLC,
  Sr Sub Note Ser B 6-15-07                                                                         2,500          2,543,750
Isle of Capri Casinos, Inc.,
  Sr Sub Note 04-15-09 (R)                                                                          2,200          2,084,500
Jupiters Ltd.,
  Sr Note (Australia) 03-01-06 (R) (Y)                                                              4,000          3,940,000
Production Resource Group LLC,
  Sr Sub Note 01-15-08                                                                              3,000          3,000,000
Regal Cinemas, Inc.,
  Sr Sub Note 12-15-10                                                                              3,900          3,646,500
SFX Entertainment, Inc.,
  Sr Sub Note Ser B 02-01-08                                                                        5,000          4,950,000
  Sr Sub Note 12-01-08                                                                              2,000          2,000,000
Sun International Hotels Ltd.,
  Gtd Sr Sub Note (Bahamas) 12-15-07 (Y)                                                            2,000          1,980,000
Waterford Gaming LLC,
  Sr Note 03-15-10 (R)                                                                              4,300          4,364,500
William Hill Finance Plc,
  Sr Sub Note (United Kingdom) 04-30-08 #                                                           2,000          3,334,864
                                                                                                              --------------
                                                                                                                  60,975,989
                                                                                                              --------------
Machinery (0.56%)
Columbus McKinnon Corp.,
  Sr Sub Note 04-01-08                                                                              5,000          4,900,000
Tokheim Corp.,
  Sr Sub Note (United States) 08-01-08 (E) (R)                                                      2,000          2,064,249
                                                                                                              --------------
                                                                                                                   6,964,249
                                                                                                              --------------
Manufacturing (0.19%)
Globe Manufacturing Corp.,
  Sr Sub Note 08-01-08                                                                              3,000          2,400,000
                                                                                                              --------------

Schedule of Investments

May 31, 1999

The Schedule of Investments is a complete list of all the securities owned by the Strategic Income fund and the Short-Term Strategic Income fund combined on May 31, 1999.

                                                                                      ------------------------
                                                                                       John Hancock Strategic
                                                                                             Income Fund
                                                                                      ------------------------
                                                                                             PAR VALUE
                                                                             INTEREST          (000's          MARKET
ISSUER, DESCRIPTION                                                            RATE           OMITTED)          VALUE
-------------------                                                            ----          ---------          -----
Media (8.12%)
Adelphia Communications Corp.,
  Sr Note Ser B 10-01-02                                                      9.250            3,500          3,587,500
American Media Operations, Inc.,
  Sr Sub Note 05-01-09 (R)                                                   10.250            1,000          1,012,500
Capstar Radio Broadcasting Partners, Inc.,
  Sr Sub Note 07-01-07                                                        9.250            4,000          4,135,000
CBS Radio Inc.,
  Sub Deb 01-15-09                                                           11.375            4,738          5,400,864
CEI Citicorp Holdings S.A.,
  Bond (Argentina) 02-14-07 (Y)                                               9.750            3,000          2,385,000
CF Cable TV Inc.,
  Sr Note (Canada) 02-15-05 (Y)                                              11.625            2,000          2,176,000
Chancellor Media Corp.,
  Gtd Sr Sub Note 01-15-07                                                   10.500            3,000          3,270,000
Citadel Broadcasting Co.,
  Sr Sub Note 07-01-07                                                       10.250            2,000          2,180,000
  Sr Sub Note 11-15-08                                                        9.250            1,900          2,004,500
Comcast Corp.,
  Sr Sub Note 01-15-08                                                        9.500            4,000          4,203,560
Comcast UK Cable,
  Sr Disc Deb, Step Coupon (11.20%, 11-15-00)
    (United Kingdom) 11-15-07 (A) (Y)                                          Zero            4,000          3,640,000
CSC Holdings Inc.,
  Sr Sub Deb 02-15-13                                                         9.875            4,000          4,390,000
Digital Television Services LLC,
  Sr Sub Note Ser B 08-01-07                                                 12.500            3,000          3,330,000
DIVA Systems Corp.,
  Sr Disc Note Ser B, Step Coupon
    (12.625%, 03-01-03) 03-01-08 (A)                                           Zero            5,165          1,601,150
EchoStar DBS Corp.,
  Sr Note 02-01-09 (R)                                                        9.375            3,000          3,022,500
Emmis Communications Corp.,
  Sr Sub Note 03-15-09 (R)                                                    8.125            3,000          2,925,000
Falcon Holdings Group L.P./ Falcon Funding Corp.,
  Sr Deb Ser B 04-15-10                                                       8.375            5,000          4,875,000
Galaxy Telecom L.P.,
  Sr Sub Note 10-01-05                                                       12.375            5,000          5,556,250
Garden State Newspapers, Inc.,
  Sr Sub Note Ser B 10-01-09                                                  8.750            3,500          3,465,000
  Sr Sub Note 07-01-11 (R)                                                    8.625            4,000          3,961,880
Granite Broadcasting Corp.,
  Sr Sub Note 05-15-08                                                        8.875            2,000          1,977,500
Intermedia Capital Partners,
  Sr Note 08-01-06                                                           11.250            5,048          5,729,480
Le Groupe Videotron Ltee,
  Sr Note (Canada) 02-15-05 (Y)                                              10.625            1,250          1,336,862
ONO Finance Plc,
  Unit (Note & Equity Value Cert)
    (United Kingdom) 05-01-09 (E) (R)                                        13.000            2,900          3,038,512
  Unit (Note & Equity Value Cert)
    (United Kingdom) 05-01-09 (R) (Y)                                        13.000            1,450          1,457,250
Radio One, Inc.,
  Sr Sub Note Ser B, Step Coupon
    (12.00%, 05-15-00) 05-15-04                                               7.000            2,000          2,080,000
Regional Independent Media Group Plc,
  Sr Disc Note, Step Coupon (12.875%, 07-01-03)
    (United Kingdom) 07-01-08 (A) #                                            Zero            3,750          3,276,744
  Sr Note (United Kingdom) 07-01-08 (Y)                                      10.500            1,000          1,012,500
Rogers Cablesystems Ltd.,
  Sr Note Ser B (Canada) 03-15-05 (Y)                                        10.000            3,000          3,337,500
  Sr Sec Deb (Canada) 01-15-14 #                                              9.650            2,000          1,474,786
Scandinavian Broadcasting System S.A.,
  Sub Deb (Luxembourg) 08-01-05 (Y)                                           7.250            2,390          2,760,450
Spectrasite Holdings, Inc.,
  Sr Disc Note, Step Coupon
    (11.25%, 04-15-04) 04-15-09 (A) (R)                                        Zero            1,400            798,000


                                                             -------------------------                  --------------------
                                                              John Hancock Short-Term
                                                               Strategic Income Fund                     Combined Portfolio
                                                             -------------------------                  --------------------
                                                             PAR VALUE                              PAR VALUE
                                                              (000's           MARKET                 (000's          MARKET
ISSUER, DESCRIPTION                                           OMITTED)          VALUE                OMITTED)          VALUE
-------------------                                          ---------          -----               ---------          -----
Media (8.12%)
Adelphia Communications Corp.,
  Sr Note Ser B 10-01-02                                                                               3,500          3,587,500
American Media Operations, Inc.,
  Sr Sub Note 05-01-09 (R)                                                                             1,000          1,012,500
Capstar Radio Broadcasting Partners, Inc.,
  Sr Sub Note 07-01-07                                                                                 4,000          4,135,000
CBS Radio Inc.,
  Sub Deb 01-15-09                                                                                     4,738          5,400,864
CEI Citicorp Holdings S.A.,
  Bond (Argentina) 02-14-07 (Y)                                                                        3,000          2,385,000
CF Cable TV Inc.,
  Sr Note (Canada) 02-15-05 (Y)                                                                        2,000          2,176,000
Chancellor Media Corp.,
  Gtd Sr Sub Note 01-15-07                                                                             3,000          3,270,000
Citadel Broadcasting Co.,
  Sr Sub Note 07-01-07                                                                                 2,000          2,180,000
  Sr Sub Note 11-15-08                                                                                 1,900          2,004,500
Comcast Corp.,
  Sr Sub Note 01-15-08                                                                                 4,000          4,203,560
Comcast UK Cable,
  Sr Disc Deb, Step Coupon (11.20%, 11-15-00)
    (United Kingdom) 11-15-07 (A) (Y)                                                                  4,000          3,640,000
CSC Holdings Inc.,
  Sr Sub Deb 02-15-13                                                                                  4,000          4,390,000
Digital Television Services LLC,
  Sr Sub Note Ser B 08-01-07                                                                           3,000          3,330,000
DIVA Systems Corp.,
  Sr Disc Note Ser B, Step Coupon
    (12.625%, 03-01-03) 03-01-08 (A)                                                                   5,165          1,601,150
EchoStar DBS Corp.,
  Sr Note 02-01-09 (R)                                                                                 3,000          3,022,500
Emmis Communications Corp.,
  Sr Sub Note 03-15-09 (R)                                                                             3,000          2,925,000
Falcon Holdings Group L.P./ Falcon Funding Corp.,
  Sr Deb Ser B 04-15-10                                                                                5,000          4,875,000
Galaxy Telecom L.P.,
  Sr Sub Note 10-01-05                                                                                 5,000          5,556,250
Garden State Newspapers, Inc.,
  Sr Sub Note Ser B 10-01-09                                                                           3,500          3,465,000
  Sr Sub Note 07-01-11 (R)                                                                             4,000          3,961,880
Granite Broadcasting Corp.,
  Sr Sub Note 05-15-08                                                                                 2,000          1,977,500
Intermedia Capital Partners,
  Sr Note 08-01-06                                                                                     5,048          5,729,480
Le Groupe Videotron Ltee,
  Sr Note (Canada) 02-15-05 (Y)                                                                        1,250          1,336,862
ONO Finance Plc,
  Unit (Note & Equity Value Cert)
    (United Kingdom) 05-01-09 (E) (R)                                                                  2,900          3,038,512
  Unit (Note & Equity Value Cert)
    (United Kingdom) 05-01-09 (R) (Y)                                                                  1,450          1,457,250
Radio One, Inc.,
  Sr Sub Note Ser B, Step Coupon
    (12.00%, 05-15-00) 05-15-04                                                                        2,000          2,080,000
Regional Independent Media Group Plc,
  Sr Disc Note, Step Coupon (12.875%, 07-01-03)
    (United Kingdom) 07-01-08 (A) #                                                                    3,750          3,276,744
  Sr Note (United Kingdom) 07-01-08 (Y)                                                                1,000          1,012,500
Rogers Cablesystems Ltd.,
  Sr Note Ser B (Canada) 03-15-05 (Y)                                                                  3,000          3,337,500
  Sr Sec Deb (Canada) 01-15-14 #                                                                       2,000          1,474,786
Scandinavian Broadcasting System S.A.,
  Sub Deb (Luxembourg) 08-01-05 (Y)                                                                    2,390          2,760,450
Spectrasite Holdings, Inc.,
  Sr Disc Note, Step Coupon
    (11.25%, 04-15-04) 04-15-09 (A) (R)                                                                1,400            798,000

Schedule of Investments

May 31, 1999

The Schedule of Investments is a complete list of all the securities owned by the Strategic Income fund and the Short-Term Strategic Income fund combined on May 31, 1999.

                                                                                      ------------------------
                                                                                       John Hancock Strategic
                                                                                             Income Fund
                                                                                      ------------------------
                                                                                             PAR VALUE
                                                                             INTEREST          (000's          MARKET
ISSUER, DESCRIPTION                                                            RATE           OMITTED)          VALUE
-------------------                                                            ----          ---------          -----
STC Broadcasting, Inc.,
  Sr Sub Note 03-15-07                                                       11.000            2,785          2,931,212
TV Guide, Inc.,
  Sr Sub Note 03-01-09 (R)                                                    8.125            2,800          2,716,000
                                                                                                         --------------
                                                                                                            101,048,500
                                                                                                         --------------
Metal (0.82%)
Centaur Mining & Exploration Ltd.,
  Gtd Sr Note (Australia) 12-01-07 (Y)                                       11.000            2,500          2,406,250
Great Central Mines Ltd.,
  Sr Note (Australia) 04-01-08 (Y)                                            8.875            5,100          4,883,250
Haynes International, Inc.,
  Sr Note 09-01-04                                                           11.625            2,000          1,850,000
Koppers Industries, Inc.,
  Gtd Sr Sub Note 12-01-07                                                    9.875            1,000          1,000,000
                                                                                                         --------------
                                                                                                             10,139,500
                                                                                                         --------------
Oil & Gas (2.03%)
CMS Panhandle Holding Co.,
  Sr Note 03-15-04 (R)                                                        6.125
Cliffs Drilling Co.,
  Sr Sec Note Ser B 05-15-03                                                 10.250            2,250          2,233,125
Comstock Resources, Inc.,
  Sr Note 05-01-07 (R)                                                       11.250            2,200          2,205,500
Conoco, Inc.,
  Sr Note 04-15-04                                                            5.900
Kelley Oil & Gas Partners Ltd..,
  Conv Deb 04-01-00                                                           8.500            1,100            896,500
Key Energy Services, Inc.,
  Unit (Sr Sub Note & Warrant) 01-15-09 (R)                                  14.000            5,000          5,112,500
PEMEX Finance Ltd.,
  Note Ser 1 A (Cayman Islands) 11-15-03 (R) (Y)                              5.720
Parker Drilling Co.,
  Gtd Sr Note 11-15-06                                                        9.750            1,000            895,000
Petroleo Brasileiro S.A.,
  Bond (Brazil) 10-17-06 (R) (Y)                                             10.000              500            467,500
R&B Falcon Corp.,
  Sr Note 12-15-08 (R)                                                        9.500            3,750          3,337,500
RBF Finance Co.,
  Gtd Sr Sec Note 03-15-09 (R)                                               11.375            3,450          3,484,500
Universal Compression, Inc.,
  Sr Disc Note, Step Coupon
    (9.875%, 02-15-03) 02-15-08 (A)                                            Zero            2,650          1,696,000
                                                                                                         --------------
                                                                                                             20,328,125
                                                                                                         --------------
Paper & Paper Products (0.51%)
Packaging Corp. of America,
  Sr Sub Note 04-01-09 (R)                                                    9.625            2,100          2,131,500
Repap New Brunswick, Inc.,
  Sr Sec Note (Canada) 06-01-04 (R) (Y)                                      11.500            4,150          4,191,500
                                                                                                         --------------
                                                                                                              6,323,000
                                                                                                         --------------
Printing - Commercial (0.26%)
Sullivan Graphics, Inc.,
  Sr Sub Note 08-01-05                                                       12.750            3,000          3,187,500
                                                                                                         --------------
Real Estate Investment Trust (0.12%)
Mack-Cali Realty, L.P.,
  Note 03-15-04                                                               7.000
Regency Centers, L.P.,
  Gtd Note 04-01-04                                                           7.400

Retail (0.34%)
SpinCycle, Inc.,
  Sr Disc Note, Step Coupon
    (12.75%, 05-01-01) 05-01-05 (A)                                            Zero            3,625          1,305,000


                                                          -------------------------                  --------------------
                                                           John Hancock Short-Term
                                                            Strategic Income Fund                     Combined Portfolio
                                                          -------------------------                  --------------------
                                                          PAR VALUE                              PAR VALUE
                                                           (000's           MARKET                 (000's          MARKET
ISSUER, DESCRIPTION                                        OMITTED)          VALUE                OMITTED)          VALUE
-------------------                                       ---------          -----               ---------          -----
STC Broadcasting, Inc.,
  Sr Sub Note 03-15-07                                                                              2,785          2,931,212
TV Guide, Inc.,
  Sr Sub Note 03-01-09 (R)                                                                          2,800          2,716,000
                                                                                                              --------------
                                                                                                                 101,048,500
                                                                                                              --------------
Metal (0.82%)
Centaur Mining & Exploration Ltd.,
  Gtd Sr Note (Australia) 12-01-07 (Y)                                                              2,500          2,406,250
Great Central Mines Ltd.,
  Sr Note (Australia) 04-01-08 (Y)                                                                  5,100          4,883,250
Haynes International, Inc.,
  Sr Note 09-01-04                                                                                  2,000          1,850,000
Koppers Industries, Inc.,
  Gtd Sr Sub Note 12-01-07                                                                          1,000          1,000,000
                                                                                                              --------------
                                                                                                                  10,139,500
                                                                                                              --------------
Oil & Gas (2.03%)
CMS Panhandle Holding Co.,
  Sr Note 03-15-04 (R)                                       2,000          1,960,000               2,000          1,960,000
Cliffs Drilling Co.,
  Sr Sec Note Ser B 05-15-03                                                                        2,250          2,233,125
Comstock Resources, Inc.,
  Sr Note 05-01-07 (R)                                                                              2,200          2,205,500
Conoco, Inc.,
  Sr Note 04-15-04                                           2,000          1,955,400               2,000          1,955,400
Kelley Oil & Gas Partners Ltd..,
  Conv Deb 04-01-00                                                                                 1,100            896,500
Key Energy Services, Inc.,
  Unit (Sr Sub Note & Warrant) 01-15-09 (R)                                                         5,000          5,112,500
PEMEX Finance Ltd.,
  Note Ser 1 A (Cayman Islands) 11-15-03 (R) (Y)             1,000            986,230               1,000            986,230
Parker Drilling Co.,
  Gtd Sr Note 11-15-06                                                                              1,000            895,000
Petroleo Brasileiro S.A.,
  Bond (Brazil) 10-17-06 (R) (Y)                                                                      500            467,500
R&B Falcon Corp.,
  Sr Note 12-15-08 (R)                                                                              3,750          3,337,500
RBF Finance Co.,
  Gtd Sr Sec Note 03-15-09 (R)                                                                      3,450          3,484,500
Universal Compression, Inc.,
  Sr Disc Note, Step Coupon
    (9.875%, 02-15-03) 02-15-08 (A)                                                                 2,650          1,696,000
                                                                          -----------                         --------------
                                                                            4,901,630                             25,229,755
                                                                          -----------                         --------------
Paper & Paper Products (0.51%)
Packaging Corp. of America,
  Sr Sub Note 04-01-09 (R)                                                                          2,100          2,131,500
Repap New Brunswick, Inc.,
  Sr Sec Note (Canada) 06-01-04 (R) (Y)                                                             4,150          4,191,500
                                                                                                              --------------
                                                                                                                   6,323,000
                                                                                                              --------------
Printing - Commercial (0.26%)
Sullivan Graphics, Inc.,
  Sr Sub Note 08-01-05                                                                              3,000          3,187,500
                                                                                                              --------------
Real Estate Investment Trust (0.12%)
Mack-Cali Realty, L.P.,
  Note 03-15-04                                              1,000            984,400               1,000            984,400
Regency Centers, L.P.,
  Gtd Note 04-01-04                                            500            487,700                 500            487,700
                                                                          -----------                         --------------
                                                                            1,472,100                              1,472,100
                                                                          -----------                         --------------
Retail (0.34%)
SpinCycle, Inc.,
  Sr Disc Note, Step Coupon
    (12.75%, 05-01-01) 05-01-05 (A)                                                                 3,625          1,305,000

Schedule of Investments

May 31, 1999

The Schedule of Investments is a complete list of all the securities owned by the Strategic Income fund and the Short-Term Strategic Income fund combined on May 31, 1999.

                                                                                      ------------------------
                                                                                       John Hancock Strategic
                                                                                             Income Fund
                                                                                      ------------------------
                                                                                             PAR VALUE
                                                                             INTEREST          (000's          MARKET
ISSUER, DESCRIPTION                                                            RATE           OMITTED)          VALUE
-------------------                                                            ----          ---------          -----

United Stationers Supply Co.,
  Sr Sub Note 05-01-05                                                       12.750            1,334          1,470,735
  Sr Sub Note 04-15-08                                                        8.375            1,500          1,470,000
                                                                                                         --------------
                                                                                                              4,245,735
                                                                                                         --------------
Steel (0.68%)
AK Steel Corp.,
  Sr Note 02-15-09 (R)                                                        7.875            5,000          4,900,000
Sheffield Steel Corp.,
  1st Mtg Note Ser B 12-01-05                                                11.500            3,875          3,603,750
                                                                                                         --------------
                                                                                                              8,503,750
                                                                                                         --------------
Telecommunications (16.62%)
AMSC Acquisition Co., Inc.,
  Sr Note Ser B 04-01-08                                                     12.250            3,000          2,160,000
AT&T Corp.,
  Note 03-15-04                                                               5.625
Advanced Radio Telecom Corp.,
  Sr Note 02-15-07                                                           14.000            2,000          1,530,000
Allegiance Telecom, Inc.,
  Sr Disc Note Ser B, Step Coupon
    (11.75%, 02-15-03) 02-15-08 (A)                                            Zero            3,500          2,100,000
Call-Net Enterprises, Inc.,
  Sr Note (Canada) 05-15-09 (Y)                                               9.375            3,800          3,648,000
CapRock Communications Corp.,
  Sr Note 05-01-09 (R)                                                       11.500            2,700          2,632,500
Centennial Cellular Operating Co.,
  Sr Sub Note 12-15-08 (R)                                                   10.750              900            936,000
Clearnet Communications Inc.,
  Sr Disc Note, Step Coupon (10.40%, 05-15-03)
    (Canada) 05-15-08 (A) #                                                    Zero            6,500          2,553,351
  Sr Disc Note, Step Coupon (10.125%, 05-01-04)
  (Canada) 05-01-09 (A) (Y)                                                    Zero            3,250          1,722,500
COLT Telecom Group Plc, (United Kingdom),
  Sr Note (Deutsche Mark) 11-30-07 #                                          8.875           10,000          5,543,692
  Sr Note (Deutsche Mark) 07-31-08 #                                          7.625           10,195          5,488,762
Comunicacion Celular S.A.,
  Bond, Step Coupon (14.125%, 09-29-00)
    (Colombia) 11-15-03 (A) (R) (Y)                                            Zero            5,000          3,500,000
Crown Castle International Corp.,
  Sr Disc Note, Step Coupon
    (10.625%, 11-15-02) 11-15-07 (A)                                           Zero            5,000          3,400,000
Dolphin Telecom Plc,
  Sr Disc Note, Step Coupon (11.50%, 06-01-03)
    (United Kingdom) 06-01-08 (A) (Y)                                          Zero            6,000          3,090,000
  Sr Disc Note, Step Coupon (14.00%, 05-15-04)
    (United Kingdom) 05-15-09 (A) (R) (Y)                                      Zero            5,400          2,646,000
DTI Holdings Inc.,
  Sr Disc Note, Step Coupon
    (12.50%, 03-01-03) 03-01-08 (A)                                            Zero            3,600          1,422,000
e.spire Communications, Inc.,
  Sr Note 07-15-07                                                           13.750            2,000          1,760,000
Esprit Telecom Group Plc,
  Sr Note (United Kingdom) 12-15-07 (Y)                                      11.500            1,550          1,666,250
  Sr Note (Deutsche Mark) 06-15-08 #                                         11.000            4,050          2,288,372
FaciliCom International, Inc.,
  Sr Note 01-15-08                                                           10.500            4,350          3,371,250
Global Crossing Holdings Ltd.,
  Sr Note 05-15-08                                                            9.625            4,000          4,380,000
GST Equipment Funding Inc.,
  Sr Sec Note 05-01-07                                                       13.250            5,000          5,400,000
Hermes Europe Railtel BV,
  Sr Note (Netherlands) 08-15-07 (Y)                                         11.500            5,000          5,212,500
  Sr Note (Netherlands) 01-15-09 (Y)                                         10.375              700            714,000
Intercel, Inc.,
  Unit (Sr Disc Note & Warrant), Step Coupon
  (12.00%, 02-01-01) 02-01-06 (A)                                              Zero            4,100          3,239,000

                                                                 -------------------------                  --------------------
                                                                  John Hancock Short-Term
                                                                   Strategic Income Fund                     Combined Portfolio
                                                                 -------------------------                  --------------------
                                                                 PAR VALUE                              PAR VALUE
                                                                  (000's           MARKET                 (000's          MARKET
ISSUER, DESCRIPTION                                               OMITTED)          VALUE                OMITTED)          VALUE
-------------------                                              ---------          -----               ---------          -----

United Stationers Supply Co.,
  Sr Sub Note 05-01-05                                                                                     1,334          1,470,735
  Sr Sub Note 04-15-08                                                                                     1,500          1,470,000
                                                                                                                     --------------
                                                                                                                          4,245,735
                                                                                                                     --------------
Steel (0.68%)
AK Steel Corp.,
  Sr Note 02-15-09 (R)                                                                                     5,000          4,900,000
Sheffield Steel Corp.,
  1st Mtg Note Ser B 12-01-05                                                                              3,875          3,603,750
                                                                                                                     --------------
                                                                                                                          8,503,750
                                                                                                                     --------------
Telecommunications (16.62%)
AMSC Acquisition Co., Inc.,
  Sr Note Ser B 04-01-08                                                                                   3,000          2,160,000
AT&T Corp.,
  Note 03-15-04                                                     2,000          1,951,640               2,000          1,951,640
Advanced Radio Telecom Corp.,
  Sr Note 02-15-07                                                                                         2,000          1,530,000
Allegiance Telecom, Inc.,
  Sr Disc Note Ser B, Step Coupon
    (11.75%, 02-15-03) 02-15-08 (A)                                                                        3,500          2,100,000
Call-Net Enterprises, Inc.,
  Sr Note (Canada) 05-15-09 (Y)                                                                            3,800          3,648,000
CapRock Communications Corp.,
  Sr Note 05-01-09 (R)                                                                                     2,700          2,632,500
Centennial Cellular Operating Co.,
  Sr Sub Note 12-15-08 (R)                                                                                   900            936,000
Clearnet Communications Inc.,
  Sr Disc Note, Step Coupon (10.40%, 05-15-03)
    (Canada) 05-15-08 (A) #                                                                                6,500          2,553,351
  Sr Disc Note, Step Coupon (10.125%, 05-01-04)
  (Canada) 05-01-09 (A) (Y)                                                                                3,250          1,722,500
COLT Telecom Group Plc, (United Kingdom),
  Sr Note (Deutsche Mark) 11-30-07 #                                                                      10,000          5,543,692
  Sr Note (Deutsche Mark) 07-31-08 #                                                                      10,195          5,488,762
Comunicacion Celular S.A.,
  Bond, Step Coupon (13.125%, 11-15-00)
    (Colombia) 11-15-03 (A) (R) (Y)                                                                        5,000          3,500,000
Crown Castle International Corp.,
  Sr Disc Note, Step Coupon
    (10.625%, 11-15-02) 11-15-07 (A)                                                                       5,000          3,400,000
Dolphin Telecom Plc,
  Sr Disc Note, Step Coupon (11.50%, 06-01-03)
    (United Kingdom) 06-01-08 (A) (Y)                                                                      6,000          3,090,000
  Sr Disc Note, Step Coupon (14.00%, 05-15-04)
    (United Kingdom) 05-15-09 (A) (R) (Y)                                                                  5,400          2,646,000
DTI Holdings Inc.,
  Sr Disc Note, Step Coupon
    (12.50%, 03-01-03) 03-01-08 (A)                                                                        3,600          1,422,000
e.spire Communications, Inc.,
  Sr Note 07-15-07                                                                                         2,000          1,760,000
Esprit Telecom Group Plc,
  Sr Note (United Kingdom) 12-15-07 (Y)                                                                    1,550          1,666,250
  Sr Note (Deutsche Mark) 06-15-08 #                                                                       4,050          2,288,372
FaciliCom International, Inc.,
  Sr Note 01-15-08                                                                                         4,350          3,371,250
Global Crossing Holdings Ltd.,
  Sr Note 05-15-08                                                                                         4,000          4,380,000
GST Equipment Funding Inc.,
  Sr Sec Note 05-01-07                                                                                     5,000          5,400,000
Hermes Europe Railtel BV,
  Sr Note (Netherlands) 08-15-07 (Y)                                                                       5,000          5,212,500
  Sr Note (Netherlands) 01-15-09 (Y)                                                                         700            714,000
Intercel, Inc.,
  Unit (Sr Disc Note & Warrant), Step Coupon
  (12.00%, 02-01-01) 02-01-06 (A)                                                                          4,100          3,239,000

Schedule of Investments

May 31, 1999

The Schedule of Investments is a complete list of all the securities owned by the Strategic Income fund and the Short-Term Strategic Income fund combined on May 31, 1999.

                                                                                      ------------------------
                                                                                       John Hancock Strategic
                                                                                             Income Fund
                                                                                      ------------------------
                                                                                             PAR VALUE
                                                                             INTEREST          (000's          MARKET
ISSUER, DESCRIPTION                                                            RATE           OMITTED)          VALUE
-------------------                                                            ----          ---------          -----
Intermedia Communications Inc.,
  Sr Disc Note, Step Coupon.
    (12.50%, 05-15-01) 05-15-06 (A)                                            Zero            6,000          4,920,000
International Wireless Communications Holdings, Inc.,
  Sr Sec Disc Note 08-15-01                                                  14.000            3,000            300,000
Ionica Plc,
  Sr Disc Note, Step Coupon (15.00%, 05-01-02)
    (United Kingdom) 05-01-07 (A) (Y)                                          Zero            6,000            180,000
Level 3 Communications, Inc.,
  Sr Note 05-01-08                                                            9.125            7,000          6,825,000
McCaw International Ltd.,
  Sr Disc Note, Step Coupon
    (13.00%, 04-15-02) 04-15-07 (A)                                            Zero            7,000          4,270,000
McLeodUSA, Inc.,
  Sr Note 07-15-07                                                            9.250            4,250          4,303,125
  Sr Note 11-01-08                                                            9.500            1,000          1,005,000
  Sr Note 02-15-09 (R)                                                        8.125            1,000            940,000
Metrocall, Inc.,
  Sr Sub Note 09-15-08 (R)                                                   11.000            5,000          4,325,000
Metromedia Fiber Network, Inc.,
  Sr Note 11-15-08 (R)                                                       10.000              900            929,250
MetroNet Communications Corp.,
  Sr Disc Note, Step Coupon (10.75%, 11-01-02)
    (Canada) 11-01-07 (A) (Y)                                                  Zero            4,400          3,476,000
  Sr Note (Canada) 08-15-07 (Y)                                              12.000            4,000          4,680,000
Microcell Telecommunications Inc.,
  Sr Disc Note Ser B, Step Coupon (11.125%, 10-15-02)
    (Canada) 10-15-07 #                                                        Zero            2,500          1,087,400
Nextel Communications, Inc.,
  Sr Disc Note 08-15-04                                                       9.750            5,500          5,665,000
  Sr Disc Note, Step Coupon
    (9.95%, 02-15-03) 02-15-08 (A)                                             Zero            8,875          5,901,875
Nextel Partners, Inc.,
  Sr Disc Note, Step Coupon
    (14.00%, 02-01-04) 02-01-09 (A) (R)                                        Zero            2,500          1,343,750
NEXTLINK Communications, Inc.,
  Sr Disc Note, Step Coupon (9.45%, 04-15-03) 04-15-08                         Zero            4,000          2,340,000
  Sr Note 10-01-07                                                            9.625            1,500          1,417,500
  Sr Note 11-15-08 (R)                                                       10.750            2,900          2,900,000
NorthEast Optic Network, Inc.,
  Sr Note 08-15-08                                                           12.750            2,250          2,317,500
NTL, Inc.,
  Sr Note Ser B 04-01-08                                                      9.500              260            412,689
  Sr Note, Step Coupon
    (12.375%, 10-01-03) 10-01-08 (A) (R)                                       Zero            8,500          5,525,000
  Sr Note 10-01-08 (R)                                                       11.500            6,300          6,835,500
Occidente y Caribe Celular SA,
  Sr Disc Note Ser B, Step Coupon (14.00%, 03-15-01)
    (Colombia) 03-15-04 (A) (Y)                                                Zero            4,000          2,880,000
Orange Plc,
  Sr Note (United Kingdom) 08-01-08 (E)                                       7.625              400            442,041
  Sr Note (United Kingdom) 08-01-08 (Y)                                       8.000            6,000          6,165,000
Orion Network Systems,
  Sr Note 01-15-07                                                           11.250            5,000          3,950,000
Qwest Communications International, Inc.,
  Sr Note Ser B 04-01-07                                                     10.875            2,867          3,261,528
RCN Corp.,
  Sr Disc Note, Step Coupon
    (11.125%, 10-15-02) 10-15-07 (A)                                           Zero            5,000          3,300,000
  Sr Note 10-15-07                                                           10.000            4,900          4,900,000
Sprint Capital Corp.,
  Gtd Note 05-01-04                                                           5.875
Sprint Spectrum L.P.,
  Sr Note 08-15-06                                                           11.000            3,750          4,196,438
Telecomunicaciones de Puerto Rico,
  Sr Note 05-15-02 (R)                                                        6.150


                                                                 -------------------------                  --------------------
                                                                  John Hancock Short-Term
                                                                   Strategic Income Fund                     Combined Portfolio
                                                                 -------------------------                  --------------------
                                                                 PAR VALUE                              PAR VALUE
                                                                  (000's           MARKET                 (000's          MARKET
ISSUER, DESCRIPTION                                               OMITTED)          VALUE                OMITTED)          VALUE
-------------------                                              ---------          -----               ---------          -----
Intermedia Communications Inc.,
  Sr Disc Note, Step Coupon.
    (12.50%, 05-15-01) 05-15-06 (A)                                                                        6,000          4,920,000
International Wireless Communications Holdings, Inc.,
  Sr Sec Disc Note 08-15-01                                                                                3,000            300,000
Ionica Plc,
  Sr Disc Note, Step Coupon (15.00%, 05-01-02)
    (United Kingdom) 05-01-07 (A) (Y)                                                                      6,000            180,000
Level 3 Communications, Inc.,
  Sr Note 05-01-08                                                                                         7,000          6,825,000
McCaw International Ltd.,
  Sr Disc Note, Step Coupon
    (13.00%, 04-15-02) 04-15-07 (A)                                                                        7,000          4,270,000
McLeodUSA, Inc.,
  Sr Note 07-15-07                                                                                         4,250          4,303,125
  Sr Note 11-01-08                                                                                         1,000          1,005,000
  Sr Note 02-15-09 (R)                                                                                     1,000            940,000
Metrocall, Inc.,
  Sr Sub Note 09-15-08 (R)                                                                                 5,000          4,325,000
Metromedia Fiber Network, Inc.,
  Sr Note 11-15-08 (R)                                                                                       900            929,250
MetroNet Communications Corp.,
  Sr Disc Note, Step Coupon (10.75%, 11-01-02)
    (Canada) 11-01-07 (A) (Y)                                                                              4,400          3,476,000
  Sr Note (Canada) 08-15-07 (Y)                                                                            4,000          4,680,000
Microcell Telecommunications Inc.,
  Sr Disc Note Ser B, Step Coupon (11.125%, 10-15-02)
    (Canada) 10-15-07 #                                                                                    2,500          1,087,400
Nextel Communications, Inc.,
  Sr Disc Note 08-15-04                                                                                    5,500          5,665,000
  Sr Disc Note, Step Coupon
    (9.95%, 02-15-03) 02-15-08 (A)                                                                         8,875          5,901,875
Nextel Partners, Inc.,
  Sr Disc Note, Step Coupon
    (14.00%, 02-01-04) 02-01-09 (A) (R)                                                                    2,500          1,343,750
NEXTLINK Communications, Inc.,
  Sr Disc Note, Step Coupon (9.45%, 04-15-03) 04-15-08                                                     4,000          2,340,000
  Sr Note 10-01-07                                                                                         1,500          1,417,500
  Sr Note 11-15-08 (R)                                                                                     2,900          2,900,000
NorthEast Optic Network, Inc.,
  Sr Note 08-15-08                                                                                         2,250          2,317,500
NTL, Inc.,
  Sr Note Ser B 04-01-08                                                                                     260            412,689
  Sr Note, Step Coupon
    (12.375%, 10-01-03) 10-01-08 (A) (R)                                                                   8,500          5,525,000
  Sr Note 10-01-08 (R)                                                                                     6,300          6,835,500
Occidente y Caribe Celular SA,
  Sr Disc Note Ser B, Step Coupon (14.00%, 03-15-01)
    (Colombia) 03-15-04 (A) (Y)                                                                            4,000          2,880,000
Orange Plc,
  Sr Note (United Kingdom) 08-01-08 (E)                                                                      400            442,041
  Sr Note (United Kingdom) 08-01-08 (Y)                                                                    6,000          6,165,000
Orion Network Systems,
  Sr Note 01-15-07                                                                                         5,000          3,950,000
Qwest Communications International, Inc.,
  Sr Note Ser B 04-01-07                                                                                   2,867          3,261,528
RCN Corp.,
  Sr Disc Note, Step Coupon
    (11.125%, 10-15-02) 10-15-07 (A)                                                                       5,000          3,300,000
  Sr Note 10-15-07                                                                                         4,900          4,900,000
Sprint Capital Corp.,
  Gtd Note 05-01-04                                                 2,000          1,948,000               2,000          1,948,000
Sprint Spectrum L.P.,
  Sr Note 08-15-06                                                                                         3,750          4,196,438
Telecomunicaciones de Puerto Rico,
  Sr Note 05-15-02 (R)                                              1,000            990,700               1,000            990,700

Schedule of Investments

May 31, 1999

The Schedule of Investments is a complete list of all the securities owned by the Strategic Income fund and the Short-Term Strategic Income fund combined on May 31, 1999.

                                                                                      ------------------------
                                                                                       John Hancock Strategic
                                                                                             Income Fund
                                                                                      ------------------------
                                                                                             PAR VALUE
                                                                             INTEREST          (000's          MARKET
ISSUER, DESCRIPTION                                                            RATE           OMITTED)          VALUE
-------------------                                                            ----          ---------          -----
Telecorp PCS, Inc.,
  Sr Disc Note, Step Coupon
    (11.625%, 04-15-04) 04-15-09 (A) (R)                                       Zero            4,535          2,335,525
Telewest Communications Plc,
  Sr Disc Note, Step Coupon (9.25%, 04-15-04)
    (United Kingdom) 04-15-09 (R) (Y)                                          Zero            3,300          3,465,533
Teligent, Inc.,
  Sr Note 12-01-07                                                           11.500            5,000          4,862,500
Time Warner Telecom LLC,
  Sr Note 07-15-08                                                            9.750            1,250          1,300,000
Tritel PCS, Inc.,
  Sr Disc Note, Step Coupon
    (12.75, 05-15-04) 05-15-09 (A) (R)                                         Zero            2,500          1,268,750
VersaTel Telecom International N.V.,
  Sr Note (Netherlands) 05-15-08 (Y)                                         13.250            2,400          2,508,000
Viatel, Inc.,
  Sr Note 04-15-08                                                           11.250            5,250          5,250,000
  Sr Note (United States) 03-15-09 (E) (R)                                   11.500            2,000          2,105,951
Winstar Communications, Inc.,
  Sr Disc Note, Step Coupon
    (14.00%, 10-15-00) 10-15-05 (A)                                            Zero            2,600          2,158,000
Winstar Equipment Corp.,
  Gtd Sec Note 03-15-04                                                      12.500            1,400          1,407,000
Worldwide Fiber, Inc.,
  Sr Note (Canada) 12-15-05 (R) (Y)                                          12.500            3,750          3,862,500
                                                                                                         --------------
                                                                                                            201,922,532
                                                                                                         --------------
Transportation (0.88%)
Continental Airlines, Inc.,
  Note 12-15-05                                                               8.000            4,400          4,290,000
Fine Air Services Corp.,
  Sr Sub Note 06-01-08                                                        9.875            3,900          3,432,000
Pacific & Atlantic Holdings, Inc.,
  1st Mtg Note (Greece) 05-30-08 (Y)                                         11.500            3,000          1,185,000
RailWorks Corp.,
  Sr Sub Note 04-15-09 (R)                                                   11.500            2,000          2,030,000
                                                                                                         --------------
                                                                                                             10,937,000
                                                                                                         --------------
Utilities (2.60%)
Calpine Corp.,
  Sr Note 02-01-04                                                            9.250
  Sr Note 04-01-08                                                            7.875            2,000          1,950,000
  Sr Note 04-15-09                                                            7.750            2,300          2,233,300
Cinergy Corp.,
  Deb 04-15-04 (R)                                                            6.125
Connecticut Light & Power Co./ West Mass Electric,
  Sec Note 06-05-03 (R)                                                       8.590
Midland Funding Corp. II,
  Deb Ser A 07-23-05                                                         11.750            4,000          4,580,000
  Deb Ser B 07-23-06                                                         13.250            4,000          4,813,920
Monterrey Power S.A. de C.V.,
  Sr Sec Bond (Mexico) 11-15-09 (R) (Y)                                       9.625            2,900          2,465,000
Niagara Mohawk Power Corp.,
  Sec Fac Bond 01-01-18                                                       8.770            7,000          7,272,650
  Sr Note Ser D 10-01-02                                                      7.250
PECO Energy Transition Trust,
  Pass Thru Ctf Ser 1999-A Class A-2 03-01-02                                 5.630
                                                                                                         --------------
                                                                                                             23,314,870
                                                                                                         --------------
                                                      TOTAL BONDS
                                             (Cost $1,153,554,492)          (90.14%)                      1,063,219,883
                                                                                                         --------------


                                                         -------------------------                  --------------------
                                                          John Hancock Short-Term
                                                           Strategic Income Fund                     Combined Portfolio
                                                         -------------------------                  --------------------
                                                         PAR VALUE                              PAR VALUE
                                                          (000's           MARKET                 (000's          MARKET
ISSUER, DESCRIPTION                                       OMITTED)          VALUE                OMITTED)          VALUE
-------------------                                      ---------          -----               ---------          -----
Telecorp PCS, Inc.,
  Sr Disc Note, Step Coupon
    (11.625%, 04-15-04) 04-15-09 (A) (R)                                                           4,535          2,335,525
Telewest Communications Plc,
  Sr Disc Note, Step Coupon (9.25%, 04-15-04)
    (United Kingdom) 04-15-09 (R) (Y)                                                              3,300          3,465,533
Teligent, Inc.,
  Sr Note 12-01-07                                                                                 5,000          4,862,500
Time Warner Telecom LLC,
  Sr Note 07-15-08                                                                                 1,250          1,300,000
Tritel PCS, Inc.,
  Sr Disc Note, Step Coupon
    (12.75, 05-15-04) 05-15-09 (A) (R)                                                             2,500          1,268,750
VersaTel Telecom International N.V.,
  Sr Note (Netherlands) 05-15-08 (Y)                                                               2,400          2,508,000
Viatel, Inc.,
  Sr Note 04-15-08                                                                                 5,250          5,250,000
  Sr Note (United States) 03-15-09 (E) (R)                                                         2,000          2,105,951
Winstar Communications, Inc.,
  Sr Disc Note, Step Coupon
    (14.00%, 10-15-00) 10-15-05 (A)                                                                2,600          2,158,000
Winstar Equipment Corp.,
  Gtd Sec Note 03-15-04                                                                            1,400          1,407,000
Worldwide Fiber, Inc.,
  Sr Note (Canada) 12-15-05 (R) (Y)                                                                3,750          3,862,500
                                                                         -----------                         --------------
                                                                           4,890,340                            206,812,872
                                                                         -----------                         --------------
Transportation (0.88%)
Continental Airlines, Inc.,
  Note 12-15-05                                                                                    4,400          4,290,000
Fine Air Services Corp.,
  Sr Sub Note 06-01-08                                                                             3,900          3,432,000
Pacific & Atlantic Holdings, Inc.,
  1st Mtg Note (Greece) 05-30-08 (Y)                                                               3,000          1,185,000
RailWorks Corp.,
  Sr Sub Note 04-15-09 (R)                                                                         2,000          2,030,000
                                                                                                             --------------
                                                                                                                 10,937,000
                                                                                                             --------------
Utilities (2.60%)
Calpine Corp.,
  Sr Note 02-01-04                                          2,000          2,050,000               2,000          2,050,000
  Sr Note 04-01-08                                                                                 2,000          1,950,000
  Sr Note 04-15-09                                                                                 2,300          2,233,300
Cinergy Corp.,
  Deb 04-15-04 (R)                                            500            485,350                 500            485,350
Connecticut Light & Power Co./ West Mass Electric,
  Sec Note 06-05-03 (R)                                     2,300          2,315,410               2,300          2,315,410
Midland Funding Corp. II,
  Deb Ser A 07-23-05                                                                               4,000          4,580,000
  Deb Ser B 07-23-06                                        1,000          1,203,480               5,000          6,017,400
Monterrey Power S.A. de C.V.,
  Sr Sec Bond (Mexico) 11-15-09 (R) (Y)                                                            2,900          2,465,000
Niagara Mohawk Power Corp.,
  Sec Fac Bond 01-01-18                                                                            7,000          7,272,650
  Sr Note Ser D 10-01-02                                    2,000          2,011,660               2,000          2,011,660
PECO Energy Transition Trust,
  Pass Thru Ctf Ser 1999-A Class A-2 03-01-02               1,000            985,000               1,000            985,000
                                                                         -----------                         --------------
                                                                           9,050,900                             32,365,770
                                                                         -----------                         --------------

                                    TOTAL BONDS
                          (Cost $1,153,554,492)                           58,229,294                          1,121,449,177
                                                                         -----------                         --------------

Schedule of Investments

May 31, 1999

The Schedule of Investments is a complete list of all the securities owned by the Strategic Income fund and the Short-Term Strategic Income fund combined on May 31, 1999.

                                                                                      ------------------------
                                                                                       John Hancock Strategic
                                                                                             Income Fund
                                                                                      ------------------------
                                                                                             PAR VALUE
                                                                             INTEREST          (000's          MARKET
ISSUER, DESCRIPTION                                                            RATE           OMITTED)          VALUE
-------------------                                                            ----          ---------          -----
COMMON AND PREFERRED STOCKS AND WARRANTS
Advanced Radio Telecom Corp., Warrant **                                                      60,000            660,000
Allegiance Telecom Inc., Warrant **                                                            3,500            154,000
American Mobile Satellite Corp., Warrant (R) **                                                3,000                 --
American Telecasting, Inc., Warrant **                                                         4,000                 40
AVI Holdings, Inc., Warrant (R) **                                                             1,500                 15
Capstar Broadcasting Partners, Inc., 12.00%, Preferred Stock                                  16,028          1,666,912
Chancellor Media Corp., 7.00%, Conv Preferred Stock                                           20,000          2,860,000
COLT Telecom Plc, Warrant (United Kingdom) (R) **                                              5,000          2,375,000
Comunicacion Celular S.A., Warrant (Colombia) **                                              50,000            250,000
Core Cap, Inc., Common Stock (r) **                                                           45,000            729,000
Core Cap, Inc., Ser A/I, 10.00%, Preferred Stock (r)                                          45,000          1,077,300
Credit Lyonnais Capital S.C.A., American Depositary Receipt
  (ADR), 9.50%, Ser DTC, Preferred Stock (France) (R)                                        100,000          2,587,500
Decorative Home Accents, Inc., Common Stock **                                                 1,000                  1
DIVA Systems Corp., Warrant **                                                                15,495             30,990
DTI Holdings Inc., Warrant **                                                                 18,000                180
EarthWatch, Inc., 12.00%, Ser C, Conv Preferred Stock (R)                                     88,232            948,494
Granite Broadcasting Corp., 12.75%, Preferred Stock                                           51,200          5,120,000
Hyperion Telecommunications Inc., 12.875%,
  Ser B, Preferred Stock                                                                       3,513          3,302,220
ICG Holdings, Inc., 14.00%, Preferred Stock                                                    2,730          2,730,000
Intermedia Communications, Inc., 13.50%,
  Ser B, Preferred Stock                                                                       1,973          2,071,650
Intermedia Communications, Inc., Common Stock **                                              30,000            759,375
International Wireless Inc., Warrant **                                                        3,000                 30
Ionica Plc, Warrant (United Kingdom) (R) # **                                                  8,500                 85
Kelley Oil & Gas Corp., $2.625, Conv Preferred Stock                                          40,000            202,500
KLM Royal Dutch Airlines N.V.,
  Common Stock (Netherlands)                                                                  25,893            750,897
Lasmo Plc, 10.00%, Ser A, ADS,
  Preferred Stock (United Kingdom)                                                            50,000          1,243,750
Loral Space & Communications Ltd., Warrant **                                                  5,000             50,000
McCaw International Ltd., Warrant **                                                           7,000             17,500
MetroNet Communications Corp., Warrant (Canada) (R) **                                         2,250            225,000
Nextel Communications, Inc., 13.00%, Ser D, Preferred Stock                                    2,493          2,767,230
Nextel Communications, Inc., 11.125%, Ser E, Preferred Stock                                   1,915          1,943,725
Nextel Communications, Inc. (Class A), Common Stock **                                        12,394            457,029
NEXTLINK Communications Inc., Warrant (R) **                                                  30,000                 --
NEXTLINK Communications Inc., 14.00%,, Preferred Stock                                       115,323          5,939,135
Northeast Utilities, Common Stock **                                                          75,000          1,321,875
Northwest Airlines Corp., Common Stock                                                       150,000          4,987,500
NTL Inc., 13.00%, Ser B, Preferred Stock                                                       5,003          5,503,300
Occidente y Caribe Celular S.A., Warrant (R) **                                               16,000            272,000
Packaging Corp. of America, 12.375%, Preferred Stock (R)                                      11,500          1,201,750
PG&E Corp., Common Stock                                                                      25,622            864,743
Powertel, Inc., Warrant **                                                                     2,880             23,040
PRIMEDIA Inc., 8.625%, Ser H, Preferred Stock                                                 25,000          2,362,500
QUALCOMM Financial Trust, 5.75%, Preferred Stock                                              60,000          8,160,000
Qantas Airways Ltd., ADR (Australia) (R)                                                      13,800            406,025
RCN Corp., Common Stock **                                                                    40,000          1,662,500
Renaissance Cosmetics, Warrant **                                                              4,000                  4
Rite Aid Corp., Common Stock                                                                  14,820            370,500
Rural Cellular Corp., 11.375%, Ser B, Preferred Stock                                          1,957          1,957,000
SFX Broadcasting, Inc., 12.625%, Ser E, Preferred Stock                                        5,405            654,005
SFX Entertainment, Inc. (Class A), Common Stock **                                            27,467          1,495,235
SpinCycle Inc., Warrant (R) *                                                                  3,625                 36
Station Casinos, Inc., 7.00%, Conv Preferred Stock                                             5,000            285,000
Teletrac, Inc., Warrant **                                                                     2,000                 --
TLC Beatrice International Holdings (Class A),
  Common Stock (r) **                                                                         20,000          1,040,000
Valero Energy Corp., Common Stock                                                             46,250            927,891
VersaTel Telecom B.V., Warrant (R) **                                                          2,400            144,000
Viatel, Inc., Common Stock **                                                                  6,068            273,060
                                                                                                         --------------
                                    TOTAL COMMON AND PREFERRED
                                           STOCKS AND WARRANTS
                                             (Cost $62,916,252)              (6.02%)                         74,831,522
                                                                                                         --------------


                                                                 -------------------------                  --------------------
                                                                  John Hancock Short-Term
                                                                   Strategic Income Fund                     Combined Portfolio
                                                                 -------------------------                  --------------------
                                                                 PAR VALUE                              PAR VALUE
                                                                  (000's           MARKET                 (000's          MARKET
ISSUER, DESCRIPTION                                               OMITTED)          VALUE                OMITTED)          VALUE
-------------------                                              ---------          -----               ---------          -----
COMMON AND PREFERRED STOCKS AND WARRANTS
Advanced Radio Telecom Corp., Warrant **                                                                  60,000            660,000
Allegiance Telecom Inc., Warrant **                                                                        3,500            154,000
American Mobile Satellite Corp., Warrant (R) **                                                            3,000                 --
American Telecasting, Inc., Warrant **                                                                     4,000                 40
AVI Holdings, Inc., Warrant (R) **                                                                         1,500                 15
Capstar Broadcasting Partners, Inc., 12.00%, Preferred Stock                                              16,028          1,666,912
Chancellor Media Corp., 7.00%, Conv Preferred Stock                                                       20,000          2,860,000
COLT Telecom Plc, Warrant (United Kingdom) (R) **                                                          5,000          2,375,000
Comunicacion Celular S.A., Warrant (Colombia) **                                                          50,000            250,000
Core Cap, Inc., Common Stock (r) **                                                                       45,000            729,000
Core Cap, Inc., Ser A/I, 10.00%, Preferred Stock (r)                                                      45,000          1,077,300
Credit Lyonnais Capital S.C.A., American Depositary Receipt
  (ADR), 9.50%, Ser DTC, Preferred Stock (France) (R)                                                    100,000          2,587,500
Decorative Home Accents, Inc., Common Stock **                                                             1,000                  1
DIVA Systems Corp., Warrant **                                                                            15,495             30,990
DTI Holdings Inc., Warrant **                                                                             18,000                180
EarthWatch, Inc., 12.00%, Ser C, Conv Preferred Stock (R)                                                 88,232            948,494
Granite Broadcasting Corp., 12.75%, Preferred Stock                                                       51,200          5,120,000
Hyperion Telecommunications Inc., 12.875%,
  Ser B, Preferred Stock                                                                                   3,513          3,302,220
ICG Holdings, Inc., 14.00%, Preferred Stock                                                                2,730          2,730,000
Intermedia Communications, Inc., 13.50%,
  Ser B, Preferred Stock                                                                                   1,973          2,071,650
Intermedia Communications, Inc., Common Stock **                                                          30,000            759,375
International Wireless Inc., Warrant **                                                                    3,000                 30
Ionica Plc, Warrant (United Kingdom) (R) # **                                                              8,500                 85
Kelley Oil & Gas Corp., $2.625, Conv Preferred Stock                                                      40,000            202,500
KLM Royal Dutch Airlines N.V.,
  Common Stock (Netherlands)                                                                              25,893            750,897
Lasmo Plc, 10.00%, Ser A, ADS,
  Preferred Stock (United Kingdom)                                                                        50,000          1,243,750
Loral Space & Communications Ltd., Warrant **                                                              5,000             50,000
McCaw International Ltd., Warrant **                                                                       7,000             17,500
MetroNet Communications Corp., Warrant (Canada) (R) **                                                     2,250            225,000
Nextel Communications, Inc., 13.00%, Ser D, Preferred Stock                                                2,493          2,767,230
Nextel Communications, Inc., 11.125%, Ser E, Preferred Stock                                               1,915          1,943,725
Nextel Communications, Inc. (Class A), Common Stock **                                                    12,394            457,029
NEXTLINK Communications Inc., Warrant (R) **                                                              30,000                 --
NEXTLINK Communications Inc., 14.00%,, Preferred Stock                                                   115,323          5,939,135
Northeast Utilities, Common Stock **                                                                      75,000          1,321,875
Northwest Airlines Corp., Common Stock                                                                   150,000          4,987,500
NTL Inc., 13.00%, Ser B, Preferred Stock                                                                   5,003          5,503,300
Occidente y Caribe Celular S.A., Warrant (R) **                                                           16,000            272,000
Packaging Corp. of America, 12.375%, Preferred Stock (R)                                                  11,500          1,201,750
PG&E Corp., Common Stock                                                                                  25,622            864,743
Powertel, Inc., Warrant **                                                                                 2,880             23,040
PRIMEDIA Inc., 8.625%, Ser H, Preferred Stock                                                             25,000          2,362,500
QUALCOMM Financial Trust, 5.75%, Preferred Stock                                                          60,000          8,160,000
Qantas Airways Ltd., ADR (Australia) (R)                                                                  13,800            406,025
RCN Corp., Common Stock **                                                                                40,000          1,662,500
Renaissance Cosmetics, Warrant **                                                                          4,000                  4
Rite Aid Corp., Common Stock                                                                              14,820            370,500
Rural Cellular Corp., 11.375%, Ser B, Preferred Stock                                                      1,957          1,957,000
SFX Broadcasting, Inc., 12.625%, Ser E, Preferred Stock                                                    5,405            654,005
SFX Entertainment, Inc. (Class A), Common Stock **                                                        27,467          1,495,235
SpinCycle Inc., Warrant (R) *                                                                              3,625                 36
Station Casinos, Inc., 7.00%, Conv Preferred Stock                                                         5,000            285,000
Teletrac, Inc., Warrant **                                                                                 2,000                 --
TLC Beatrice International Holdings (Class A),
  Common Stock (r) **                                                                                     20,000          1,040,000
Valero Energy Corp., Common Stock                                                                         46,250            927,891
VersaTel Telecom B.V., Warrant (R) **                                                                      2,400            144,000
Viatel, Inc., Common Stock **                                                                              6,068            273,060
                                                                                                                     --------------
                                    TOTAL COMMON AND PREFERRED
                                           STOCKS AND WARRANTS
                                             (Cost $62,916,252)                                                          74,831,522
                                                                                                                     --------------

Schedule of Investments

May 31, 1999

The Schedule of Investments is a complete list of all the securities owned by the Strategic Income fund and the Short-Term Strategic Income fund combined on May 31, 1999.

                                                                                      ------------------------
                                                                                       John Hancock Strategic
                                                                                             Income Fund
                                                                                      ------------------------
                                                                                             PAR VALUE
                                                                             INTEREST          (000's          MARKET
ISSUER, DESCRIPTION                                                            RATE           OMITTED)          VALUE
-------------------                                                            ----          ---------          -----
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.72%)
  Investment in a joint repurchase
    agreement transaction with
    ABN Amro Securities, Inc. - Dated 05-28-99
    due 06-01-98 (Secured by U.S. Treasury Bonds,
    5.500% thru 12.000% due 11-15-03 thru
    08-15-28 and U.S. Treasury Notes, 6.375% thru
    7.875% due 08-15-02 thru 10-15-06) - Note A                               4.790%         $19,205        $19,205,000
                                                                                                         --------------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
    Daily Interest Savings Account
    Current Rate  4.00%                                                                                             277
                                                                                                         --------------
Cash Equivalents (0.30%)
  Navigator Securities Lending Prime Portfolio
                                     TOTAL SHORT-TERM INVESTMENTS            (2.02%)                         19,205,277
                                                                           -------                       --------------
                                                TOTAL INVESTMENTS           (98.18%)                      1,157,256,682
                                                                           -------                       --------------
                                OTHER ASSETS AND LIABILITIES, NET            (1.82%)                         25,579,464
                                                                           -------                       --------------
                                                 TOTAL NET ASSETS          (100.00%)                     $1,182,836,146
                                                                           =======                       ==============

                                                                 -------------------------                  --------------------
                                                                  John Hancock Short-Term
                                                                   Strategic Income Fund                     Combined Portfolio
                                                                 -------------------------                  --------------------
                                                                 PAR VALUE                              PAR VALUE
                                                                  (000's           MARKET                 (000's          MARKET
ISSUER, DESCRIPTION                                               OMITTED)          VALUE                OMITTED)          VALUE
-------------------                                              ---------          -----               ---------          -----
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.72%)
  Investment in a joint repurchase
    agreement transaction with
    ABN Amro Securities, Inc. - Dated 05-28-99
    due 06-01-99 (Secured by U.S. Treasury Bonds,
    5.500% thru 12.000% due 11-15-03 thru
    08-15-28 and U.S. Treasury Notes, 6.375% thru
    7.875% due 08-15-02 thru 10-15-06) - Note A                    $2,236         $2,236,000             $21,441        $21,441,000
                                                                                                                     --------------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
    Daily Interest Savings Account
    Current Rate  4.00%                                                                                                         277
                                                                                                                     --------------
Cash Equivalents (0.30%)
  Navigator Securities Lending Prime Portfolio                      3,656          3,656,140               3,656          3,656,140
                                                                                 -----------                         --------------
                                TOTAL SHORT-TERM INVESTMENTS                       5,892,140                             25,097,417
                                                                                 -----------                         --------------
                                           TOTAL INVESTMENTS                      64,121,434                          1,221,378,116
                                                                                 -----------                         --------------
                           OTHER ASSETS AND LIABILITIES, NET                      (2,890,815)                            22,688,649
                                                                                 -----------                         --------------
                                            TOTAL NET ASSETS                     $61,230,619                         $1,244,066,765
                                                                                 ===========                         ==============

*     Represents rate in effect on May 31, 1999.

The Schedule of Investments is a complete list of all the securities owned by the Strategic Income fund and the Short-Term Strategic Income fund combined on May 31, 1999.

# Par value of foreign bonds is expressed in local currency, as shown parathentically in security description.

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(E) Parenthetical disclosure of a country in the security description represents country of issuer; however, security is Euro denominated.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $144,191,020 or 11.59% of the fund's net assets as of May 31, 1998.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer, however, security is U. S. dollar denominated.

(r) Direct placement securities are restricted to resale. They have been valued at fair value by the Trustees after considerations of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-Laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities.

Additional information on each restricted security is as follows:

                                                                                                    MARKET
                                                                                                  VALUE AS A
                                                                                                  PERCENTAGE          MARKET
                                                               ACQUISITION     ACQUISITION         OF FUND'S        VALUE AS OF
                                                                  DATE            COST            NET ASSETS        MAY 31, 1999
                                                                  ----            ----            ----------        ------------
Core Cap, Inc., Common Stock                                    10-31-97         $900,000            0.06%            $729,000
Core Cap, Inc., Ser A/1 10% , Preferred Stock                   10-31-97        1,125,000            0.09            1,077,300
TLC Beatrice International Holdings (Class A), Common Stock     11-25-87        1,006,000            0.08            1,040,000

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the fund.

Portfolio Concentration

May 31, 1999

The Schedule of Investments is a complete list of all the securities owned by the Strategic Income fund and the Short-Term Strategic Income fund combined on May 31, 1999.

                                                                  MARKET VALUE
                                                                AS A PERCENTAGE
                                                                    OF FUND'S
COUNTRY DIVERSIFICATION                                            NET ASSETS
-----------------------                                            ----------
Argentina                                                             0.64%
Australia                                                             0.94
Brazil                                                                0.13
Canada                                                                6.30
Cayman Islands                                                        0.08
Colombia                                                              0.53
Costa Rica                                                            0.07
France                                                                2.75
Germany                                                               0.32
Greece                                                                0.10
Luxembourg                                                            0.22
Mexico                                                                0.28
Netherlands                                                           0.74
Panama                                                                0.15
South Africa                                                          0.52
Spain                                                                 1.87
United Kingdom                                                       10.27
United States                                                        72.27
                                                                  --------
                                          TOTAL INVESTMENTS          98.18%
                                                                  ========

                                                                  MARKET VALUE
                                                                AS A PERCENTAGE
                                                                    OF FUND'S
COUNTRY DIVERSIFICATION                                            NET ASSETS
-----------------------                                            ----------
AAA                                                                  41.48%
AA                                                                    2.07
A                                                                     0.38
BBB                                                                   2.38
BB                                                                    9.67
B                                                                    32.12
CCC                                                                   2.03
CC                                                                    0.01
                                                                  --------
                                                TOTAL BONDS          90.14%
                                                                  ========

                                     PART C


                                OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

No change from the information set forth in Item 27 of the Registration Statement of John Hancock Strategic Income Fund (the "Registrant") on Form N-1A under the Securities Act of 1933 and the Investment company Act of 1940 (File Nos. 33-5186 and 811-4651), which information is incorporated herein by reference.

ITEM 16. EXHIBITS:

1       Registrant's Amended and               Filed herewith as Exhibit 1
        Restated Declaration of Trust

2       Amended and Restated By-Laws of        Filed as Exhibit b to PEA 25 and
        Registrant.                            incorporated herein by reference.

3       Not applicable

4       Form of Agreement and Plan of          Filed herewith as Exhibit A to
        reorganization between the             the Proxy Statement and
        Registrant and John Hancock            Prospectus included as Part A of
        Short-Term Strategic Income Fund       this Registration Statement.


5       Not applicable

6       Investment Management Contract         Filed as Exhibit d.1 to PEA 21
        between the Registrant and John        and incorporated herein by
        Hancock Advisers, Inc.                 reference.

7       Distribution Agreement between         Filed as Exhibit e to PEA 21 and
        the Registrant and John Hancock        incorporated herein by reference.
        Funds, Inc. (formerly named John
        Hancock Broker Distribution
        Services, Inc.)

7.1     Form of Soliciting Dealer              Filed herewith as Exhibit 7.1
        Agreement between John Hancock
        Funds, Inc. and Selected Dealers

7.2     Form of Financial Institution          Filed as Exhibit e.2 to PEA 22
        Sales and Service Agreement            and incorporated herein by
                                               reference.

7.3     Amendment to Distribution              Filed as Exhibit e.3 to PEA 25
        Agreement between Registrant           and incorporated herein by
        and John Hancock Funds, Inc.           reference.

8       Not applicable.

9       Amended and Restated Master            Filed herewith as Exhibit 9
        Custodian Agreement between John
        Hancock Mutual Funds (including
        Registrant) and Investors
        Bank & Trust Company.

10      Class A and Class B Distribution       Filed as Exhibit m and m.1 to PEA
        Plans between Registrant and John      nos. 21 and 25 and incorporated
        Hancock Funds, Inc.                    herein by reference.

11      Class C Distribution                   Filed as Exhibit m.3 to
        Plans between Registrant and John      Registrant's Registration
        Hancock Funds, Inc.                    Statement on Form N-1A and
                                               incorporated herein by reference
                                               to post-effective amendment no.28
                                               (file nos. 811-4651 and 33-5186
                                               on July 6, 1998; accession no.
                                               0001010521-98-000286.)

12      Opinion as to legality of shares       Filed herewith as Exhibit 11
        and consent.

13      Form of opinion as to tax matters      Filed herewith as Exhibit 12
        and consent.

14      Not applicable

15      Consents of PricewaterhouseCoopers     Filed herewith as Exhibit 14
        LLP regarding the audited financial
        statements of Registrant and John
        Hancock Strategic Income Fund.

16      Not applicable

17      Powers of Attorney                     Filed herewith as Exhibit 17

18      Prospectus of John Hancock             Filed herewith as Exhibit B to
        Strategic Income Fund                  Part B of this Registration
        dated April 1, 1999                    Statement.

18.1    Prospectus of John Hancock             Filed herewith as Exhibit B
        Short-Term Strategic Income Fund       to Part B of this Registration
        dated March 1, 1999                    Statement.

19      Statement of Additional                Filed herewith as Exhibit B
        Information of John Hancock            to Part B of this Registration
        Short-Term Strategic Income Fund       Statement.
        dated April 30, 1999

19.1    Statement of Additional                Filed herewith as Exhibit A to
        Information of John Hancock            Part B of this Registration
        Strategic Income Fund                  Statement.
        dated April 1, 1999

ITEM 17

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a propectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended (the "1933 Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts, on the 20th day of July, 1999.

                                       JOHN HANCOCK STRATEGIC SERIES

                                       By:             *
                                           -----------------------------
                                           Edward J. Boudreau, Jr.
                                           Chairman and Chief Executive Officer

     Pursuant  to  the   requirements   of  the  Securities  Act  of  1933,  the
Registration has been signed below by the following persons in the capacities and on the dates indicated.


        Signature                             Title                                  Date
        ---------                             -----                                  ----
             *                              Chairman
-----------------------            (Principal Executive Officer)
Edward J. Boudreau, Jr.


/s/James J. Stokowski              Senior Vice President, Treasurer               July 20, 1999
-----------------------            and Chief Accounting Officer)
James J. Stokowski

             *                             Trustee
-----------------------
Dennis S. Aronowitz

             *                             Trustee
-----------------------
Stephen L. Brown

             *                             Trustee
-----------------------
Richard P. Chapman, Jr.

             *                             Trustee
-----------------------
William J. Cosgrove

                                           Trustee
-----------------------
Douglas M. Costle

             *                             Trustee
-----------------------
Leland O. Erdahl

             *                             Trustee
-----------------------
Richard A. Farrell

             *                             Trustee
-----------------------
Gail D. Fosler

             *                             Trustee
-----------------------
William F. Glavin



        Signature                             Title                                  Date
        ---------                             -----                                  ----

             *                             Trustee
-----------------------
Anne C. Hodsdon

             *                             Trustee
-----------------------
Dr. John A. Moore

             *                             Trustee
-----------------------
Patti McGill Peterson

             *                             Trustee
-----------------------
John W. Pratt


             *                             Trustee
-----------------------
Richard S. Scipione





*By: /s/Susan S. Newton                                                         July 20, 1999
    -------------------
     Susan S. Newton
     Attorney-in-Fact under
     Powers of Attorney
     filed herewith



                                POWER OF ATTORNEY

         The undersigned Trustee of John Hancock Capital Series, John Hancock Declaration Trust, John Hancock Income Securities Trust, John Hancock Investment Trust II, John Hancock Investment Trust III, John Hancock Investors Trust, John Hancock Sovereign Bond Fund, John Hancock Special Equities Fund, John Hancock Strategic Series, John Hancock Tax-Exempt Series Fund, and John Hancock World Fund, each a Massachusetts business trust, does hereby severally constitute and appoint Edward J. Boudreau, Jr., Susan S. Newton, and James J. Stokowksi, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form N-1A and any Registration Statement on Form N-14 to be filed by the Trust or the Corporation under the Investment Company Act of 1940, as amended ( the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust or Corporation to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

         IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 1st day of January, 1999.


/s/Dennis S. Aronowitz                           /s/Richard A. Farrell
----------------------                           ---------------------
Dennis S. Aronowitz, Trustee                     Richard A. Farrell, Trustee

/s/Richard P. Chapman, Jr.                       /s/Gail D. Fosler
--------------------------                       -----------------
Richard P. Chapman, Jr., Trustee                 Gail D. Fosler, Trustee

/s/William J. Cosgrove                           /s/William F. Glavin
----------------------                           --------------------
William J. Cosgrove, Trustee                     William F. Glavin, Truste

/s/Douglas M. Costle                             /s/John A. Moore
--------------------                             ----------------
Douglas M. Costle, Trustee                       John A. Moore, Trustee

/s/Leland O. Erdahl                              /s/Patti McGill Peterson
-------------------                              ------------------------
Leland O. Erdahl, Trustee                        Patti McGill Peterson, Trustee

/s/John W. Pratt
----------------
John W. Pratt, Trustee

s:corpsecty:trustees\pwrattypanel A

                                POWER OF ATTORNEY

         The undersigned Trustee of John Hancock Bank and Thrift Opportunity Fund, John Hancock Bond Trust, John Hancock California Tax-Free Income Fund, John Hancock Capital Series, John Hancock Current Interest, John Hancock Declaration Trust, John Hancock Income Securities Trust, John Hancock
Institutional Series Trust, John Hancock Investment Trust, John Hancock Investment Trust II, John Hancock Investment Trust III, John Hancock Investors Trust, John Hancock Patriot Global Dividend Fund, John Hancock Patriot Preferred Dividend Fund, John Hancock Patriot Premium Dividend Fund I, John Hancock Patriot Premium Dividend Fund II, John Hancock Patriot Select Dividend Trust, John Hancock Series Trust, John Hancock Sovereign Bond Fund, John Hancock Special Equities Fund, John Hancock Strategic Series, John Hancock Tax-Exempt Series Fund, John Hancock Tax-Free Bond Trust, and John Hancock World Fund, (each a "Trust"), and Director of John Hancock Cash Reserve, Inc., (a "Corporation") does hereby severally constitute and appoint Susan S. Newton, and James J. Stokowski, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form N-1A and any Registration Statement on Form N-14 to be filed by the Trust or the Corporation under the Investment Company Act of 1940, as amended ( the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust or Corporation to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

         IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 1st day of January, 1999.



/s/Edward J. Boudreau, Jr.
--------------------------
Edward J. Boudreau, Jr., Trustee

                                POWER OF ATTORNEY

         The undersigned Trustee of John Hancock Bank and Thrift Opportunity Fund, John Hancock Bond Trust, John Hancock California Tax-Free Income Fund, John Hancock Capital Series, John Hancock Current Interest, John Hancock Declaration Trust, John Hancock Income Securities Trust, John Hancock
Institutional Series Trust, John Hancock Investment Trust, John Hancock Investment Trust II, John Hancock Investment Trust III, John Hancock Investors Trust, John Hancock Patriot Global Dividend Fund, John Hancock Patriot Preferred Dividend Fund, John Hancock Patriot Premium Dividend Fund I, John Hancock Patriot Premium Dividend Fund II, John Hancock Patriot Select Dividend Trust, John Hancock Series Trust, John Hancock Sovereign Bond Fund, John Hancock Special Equities Fund, John Hancock Strategic Series, John Hancock Tax-Exempt Series Fund, John Hancock Tax-Free Bond Trust, and John Hancock World Fund, (each a "Trust"), and Director of John Hancock Cash Reserve, Inc., (a "Corporation") does hereby severally constitute and appoint Edward J. Boudreau, Jr., Susan S. Newton, and James J. Stokowski, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form N-1A and any Registration Statement on Form N-14 to be filed by the Trust or the Corporation under the Investment Company Act of 1940, as amended ( the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust or Corporation to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

         IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 1st day of January, 1999.



/s/Anne C. Hodsdon
------------------
Anne C. Hodsdon, Trustee


/s/Richard S. Scipione
----------------------
Richard S. Scipione, Trustee

                                POWER OF ATTORNEY

         The undersigned Trustee of John Hancock Bank and Thrift Opportunity Fund, John Hancock Bond Trust, John Hancock California Tax-Free Income Fund, John Hancock Capital Series, John Hancock Current Interest, John Hancock Declaration Trust, John Hancock Income Securities Trust, John Hancock
Institutional Series Trust, John Hancock Investment Trust, John Hancock Investment Trust II, John Hancock Investment Trust III, John Hancock Investors Trust, John Hancock Patriot Global Dividend Fund, John Hancock Patriot Preferred Dividend Fund, John Hancock Patriot Premium Dividend Fund I, John Hancock Patriot Premium Dividend Fund II, John Hancock Patriot Select Dividend Trust, John Hancock Series Trust, John Hancock Sovereign Bond Fund, John Hancock Special Equities Fund, John Hancock Strategic Series, John Hancock Tax-Exempt Series Fund, John Hancock Tax-Free Bond Trust, and John Hancock World Fund, (each a "Trust"), does hereby severally constitute and appoint Edward J. Boudreau, Jr., Susan S. Newton, and James J. Stokowski, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form N-1A and any Registration Statement on Form N-14 to be filed by the Trust or the Corporation under the Investment Company Act of 1940, as amended ( the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust or Corporation to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

         IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 17th day of March, 1999.

                                               /s/Stephen L Brown
                                               ------------------
                                               Stephen L. Brown, Trustee

                                  EXHIBIT INDEX

The following exhibits are filed as part of this Registration Statement:

Exhibit No.       Description
-----------       -----------

1.                Amended and Restated Declaration of Trust dated June 8, 1999.

4. Agreement and Plan of Regorganization between the Registrant and John Hancock Short-Term Strategic Income Fund (filed as EXHIBIT A to Part A of this Registration Statement).

7.1 Form of Soliciting Dealer Agreement between John Hancock Funds and Selected Dealers.

9. Master Custodian Agreement between John Hancock Mutual Funds (including Registrant) and Investors Bank and Trust Company.

11.               Opinion as to legality of shares and consent.

12.               Form of opinion as to tax matters and consent.

14. Consent of PricewaterhouseCoopers, LLP regarding the audited financial statements and highlights of the Registrant and John Hancock Short-Term Strategic Income Fund.